UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22519

First Trust Exchange-Traded AlphaDEX® Fund II
(Exact name of registrant as specified in charter)

120 East Liberty Drive, Suite 400
Wheaton, IL 60187
(Address of principal executive offices) (Zip code)

W. Scott Jardine, Esq.
First Trust Portfolios L.P.
120 East Liberty Drive, Suite 400
Wheaton, IL 60187
(Name and address of agent for service)

Registrant's telephone number, including area code: (630) 765-8000

Date of fiscal year end: December 31

Date of reporting period: December 31, 2023

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Report to Stockholders.

(a)	The registrant's annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 is as follows:

First Trust Exchange-Traded AlphaDEX® Fund II
Annual Report
December 31, 2023

First Trust Asia Pacific ex-Japan AlphaDEX® Fund (FPA)
First Trust Europe AlphaDEX® Fund (FEP)
First Trust Latin America AlphaDEX® Fund (FLN)
First Trust Brazil AlphaDEX® Fund (FBZ)
First Trust China AlphaDEX® Fund (FCA)
First Trust Japan AlphaDEX® Fund (FJP)
First Trust Developed Markets ex-US AlphaDEX® Fund (FDT)
First Trust Emerging Markets AlphaDEX® Fund (FEM)
First Trust Germany AlphaDEX® Fund (FGM)
First Trust United Kingdom AlphaDEX® Fund (FKU)
First Trust India NIFTY 50 Equal Weight ETF (NFTY)
First Trust Switzerland AlphaDEX® Fund (FSZ)
First Trust Developed Markets ex-US Small Cap AlphaDEX® Fund (FDTS)
First Trust Emerging Markets Small Cap AlphaDEX® Fund (FEMS)
First Trust Eurozone AlphaDEX® ETF (FEUZ)

AlphaDEX® is a registered trademark of First Trust Portfolios L.P.

Table of Contents
First Trust Exchange-Traded AlphaDEX® Fund II
Annual Report
December 31, 2023

Caution Regarding Forward-Looking Statements
This report contains certain forward-looking statements within the meaning of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended. Forward-looking statements include statements regarding the goals, beliefs, plans or current expectations of First Trust Advisors L.P. (“First Trust” or the “Advisor”) and its representatives, taking into account the information currently available to them. Forward-looking statements include all statements that do not relate solely to current or historical fact. For example, forward-looking statements include the use of words such as “anticipate,” “estimate,” “intend,” “expect,” “believe,” “plan,” “may,” “should,” “would” or other words that convey uncertainty of future events or outcomes.
Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of any series of First Trust Exchange-Traded AlphaDEX® Fund II (the “Trust”) described in this report (each such series is referred to as a “Fund” and collectively, as the “Funds”) to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. When evaluating the information included in this report, you are cautioned not to place undue reliance on these forward-looking statements, which reflect the judgment of the Advisor and its representatives only as of the date hereof. We undertake no obligation to publicly revise or update these forward-looking statements to reflect events and circumstances that arise after the date hereof.
Performance and Risk Disclosure
There is no assurance that any Fund described in this report will achieve its investment objective. Each Fund is subject to market risk, which is the possibility that the market values of securities owned by the Fund will decline and that the value of the Fund’s shares may therefore be less than what you paid for them. Accordingly, you can lose money by investing in a Fund. See “Risk Considerations” in the Additional Information section of this report for a discussion of certain other risks of investing in the Funds.
Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please visit www.ftportfolios.com or speak with your financial advisor. Investment returns, net asset value and share price will fluctuate and Fund shares, when sold, may be worth more or less than their original cost.
The Advisor may also periodically provide additional information on Fund performance on each Fund’s webpage at www.ftportfolios.com.
How to Read This Report
This report contains information that may help you evaluate your investment. It includes details about each Fund and presents data and analysis that provide insight into each Fund’s performance and investment approach.
By reading the market overview by Robert F. Carey, Chief Market Strategist of the Advisor, you may obtain an understanding of how the market environment affected the performance of each Fund. The statistical information that follows may help you understand each Fund’s performance compared to that of relevant market benchmarks.
It is important to keep in mind that the opinions expressed by personnel of the Advisor are just that: informed opinions. They should not be considered to be promises or advice. The opinions, like the statistics, cover the period through the date on the cover of this report. The material risks of investing in each Fund are spelled out in its prospectus, statement of additional information, and other Fund regulatory filings.

Shareholder Letter
First Trust Exchange-Traded AlphaDEX® Fund II
Annual Letter from the Chairman and CEO
December 31, 2023
Dear Shareholders,
First Trust is pleased to provide you with the annual report for the First Trust Exchange-Traded AlphaDEX® Fund II (the “Funds”), which contains detailed information about the Funds for the twelve months ended December 31, 2023.
As 2023 comes to a close, it strikes me that many of the critical themes investors have been navigating over the past year remain unresolved. High inflation, the direction of central bank policy, and the risk of an economic recession in the U.S. are just a few examples, but another is war. The war between Russia and Ukraine rages on and will enter its third full year in just a few short months. In addition, geopolitical tensions across the Middle East are rising. Israel is at war with Hamas, and the Houthi rebels have been attacking global shipping lanes in the Red Sea, threatening the global supply chain, and prompting a military response from the U.S. and Britain.
Despite these headwinds, the broader U.S. equity and fixed income markets surged during the year. In the U.S., the S&P 500® Index rose by 26.29% on a total return basis between December 31, 2022, and December 31, 2023, according to data from Bloomberg. The Bloomberg U.S. Aggregate Bond Index also enjoyed a positive total return, rising by 5.53% over the same period. These returns can be explained, in part, by expectations that the Federal Reserve (the “Fed”) could cut interest rates in 2024. In its December 2023 statement, the Fed indicated that it expects to reduce the Federal Funds target rate by as much as 75 basis points (“bps”) over three cuts throughout 2024. It appears investors expect even steeper cuts than the Fed announced. As of December 31, 2023, the Fed Funds Futures market was pricing in nearly six rate cuts totaling more than 150 bps by the end of 2024.
In some regards, the past year serves as a stark warning against taking an overly myopic view when it comes to investing. Data from the Investment Company Institute revealed that total net assets in money market accounts stood at a record $5.9 trillion on December 6, 2023, up from $4.8 trillion at the start of the year. While the figure may be sizable, it is not surprising, in my view, especially considering the impediments to growth mentioned above. While money market assets likely earned higher interest payments than they would have before the Fed began interest rate hikes, they certainly underperformed the S&P 500® Index’s staggering total return for the year.
Thank you for giving First Trust the opportunity to play a role in your financial future. We value our relationship with you and will report on the Funds again in six months.
Sincerely,

James A. Bowen
Chairman of the Board of Trustees
Chief Executive Officer of First Trust Advisors L.P.

Market Overview
First Trust Exchange-Traded AlphaDEX® Fund II
Annual Report
December 31, 2023
Robert F. Carey, CFA
Senior Vice President and Chief Market Strategist
First Trust Advisors L.P.
Mr. Carey is responsible for the overall management of research and analysis of the First Trust product line. Mr. Carey has more than 30 years of experience as an Equity and Fixed-Income Analyst and is a recipient of the Chartered Financial Analyst (“CFA”) designation. He is a graduate of the University of Illinois at Champaign-Urbana with a B.S. in Physics. He is also a member of the Investment Analysts Society of Chicago and the CFA Institute. Mr. Carey has appeared as a guest on such programs as Bloomberg TV, CNBC, and WBBM Radio, and has been quoted by several publications, including The Wall Street Journal, The Wall Street Reporter, Bloomberg News Service and Registered Rep.
State of the Economy/Investing
The direction of central bank policy, inflation, and the threat that an economic recession might befall the U.S. economy dominated global headlines throughout much of 2023. In the U.S., the Federal Reserve (the “Fed”) increased the Federal Funds target rate (upper bound) from 4.50% to 5.50% over the first three quarters of the year before pausing in September. As a result, inflation, as measured by the trailing 12-month change in the rate of the Consumer Price Index, moderated from 6.5% on December 31, 2022 to 3.4% as of December 31, 2023. While the correlation between higher interest rates and declining inflation is welcome news, the metric remains elevated well-above the Fed’s stated goal of 2.0%, fueling continued debate regarding the Fed’s ability to orchestrate a “soft landing” in the U.S. economy.
Inflation was not a strictly domestic phenomenon in 2023. The headline inflation rates in nine of the eleven countries that make up the G-10 are still above their target rates. In New Zealand, for example, headline inflation stood at 5.6% on January 17, 2024. The country’s central bank has a target inflation rate of between 1% and 3%.
Higher interest rates appear to be hindering global growth. In their October 2023 “World Economic Outlook,” the International Monetary Fund (“IMF”) projected that real Gross Domestic Product (“GDP”) would decline from 3.5%, where it stood in 2022, to 2.9% in 2024. For comparison, global growth averaged 3.8% from 2000-2019. On a percentage basis, advanced economies are expected to fare worse than emerging markets and developing economies. The IMF is projecting a 1.4% growth rate for advanced economies in 2024, down from 2.6% in 2022. For comparison, GDP among emerging markets and developing economies is expected to fall to 4.0% in 2024, down from 4.1% in 2022.
Investors continued to funnel capital into exchange-traded funds (“ETFs”) and related exchange-traded products (“ETPs”) in 2023. ETFGI, an independent research and consultancy firm, reported that total assets invested in ETFs/ETPs listed globally stood at a record $11.63 trillion as of year-end, up 25.6% from $9.26 trillion at the end of 2022, according to its own release. Net inflows to ETFs/ETPs listed globally stood at $974.87 billion in 2023, their second highest level on record, surpassed only by the $1.29 trillion of inflows in 2021.
Foreign Stocks and Bonds
The U.S. dollar depreciated by 2.11% against a basket of major currencies in 2023, as measured by the U.S. Dollar Index (“DXY”), according to Bloomberg. The DXY closed 2023 at a reading of 101.33, significantly above its 20-year average of 88.91. The weaker U.S. dollar likely had a positive influence on the returns of unhedged foreign securities held by U.S. investors.
The Bloomberg EM Hard Currency Aggregate Index of emerging markets debt posted a total return of 9.63% (USD), while the Bloomberg Global Aggregate Index of higher quality debt rose 5.72% (USD). With respect to equities, the MSCI Emerging Markets Index of stocks posted a total return of 9.83% (USD), while the MSCI World ex USA Index rose by 17.94% (USD) on a total return basis, according to Bloomberg.

Fund Performance Overview (Unaudited)
First Trust Asia Pacific ex-Japan AlphaDEX® Fund (FPA)
The First Trust Asia Pacific ex-Japan AlphaDEX® Fund (the “Fund”) seeks investment results that correspond generally to the price and yield (before the Fund’s fees and expenses) of an equity index called the Nasdaq AlphaDEX® Asia Pacific Ex-Japan Index (the “Index”). The Fund will normally invest at least 90% of its net assets (including investment borrowings) in the securities that comprise the Index. The shares of the Fund are listed and trade on Nasdaq, Inc. (the “Nasdaq”) under the ticker symbol “FPA.” The Fund commenced trading on April 19, 2011.
The Index employs the AlphaDEX® stock selection methodology which uses fundamental growth and value factors to objectively select stocks from the Nasdaq DM Asia Pacific Ex-Japan Index which may generate positive alpha relative to traditional passive indices. The Index is a modified equal-dollar weighted index where higher ranked stocks receive a higher weight within the Index.

Performance
		Average Annual Total Returns			Cumulative Total Returns
	1 Year Ended 12/31/23	5 Years Ended 12/31/23	10 Years Ended 12/31/23	Inception (4/18/11) to 12/31/23	5 Years Ended 12/31/23	10 Years Ended 12/31/23	Inception (4/18/11) to 12/31/23
Fund Performance
NAV	10.67%	3.42%	3.02%	2.33%	18.33%	34.62%	33.97%
Market Price	11.56%	3.54%	2.90%	2.32%	18.98%	33.09%	33.88%
Index Performance
Nasdaq AlphaDEX® Asia Pacific Ex-Japan Index(1)	12.31%	4.52%	N/A	N/A	24.71%	N/A	N/A
Nasdaq DM Asia Pacific Ex-Japan Index(1)	11.42%	6.24%	N/A	N/A	35.32%	N/A	N/A
MSCI Pacific ex-Japan Index	6.44%	5.74%	3.90%	3.78%	32.17%	46.62%	60.19%

(1)	Performance data is not available for all the periods shown in the table for the index because performance data does not exist for some of the entire periods.
(See Notes to Fund Performance Overview on page 34.)
Performance Review
The Fund generated a net asset value (“NAV”) return of 10.67% during the 12-month period covered by this report. During the same period, the MSCI Pacific ex-Japan Index (the “Benchmark”) generated a return of 6.44%. Over the same period, the Fund was most heavily weighted towards investments in Australia and South Korea, which had average weights of 33.2% and 44.4%, respectively. The largest contribution to return was from South Korea, which contributed 6.8% over the period. Investments in Hong Kong generated a contribution to the Fund’s return of -0.4%, the most negative contribution of any country. The Fund’s currency exposure had a -0.2% contribution to the Fund’s return during the period covered by this report.

Nasdaq® and Nasdaq AlphaDEX® Asia Pacific Ex-Japan Index are registered trademarks and service marks of Nasdaq, Inc. (together with its affiliates hereinafter referred to as the “Corporations”) and are licensed for use by First Trust. AlphaDEX® is a registered trademark owned by First Trust that has been licensed to Nasdaq, Inc. for use in the name of the Index. The Fund has not been passed on by the Corporations as to its legality or suitability. The Fund is not issued, endorsed, sold or promoted by the Corporations. THE CORPORATIONS MAKE NO WARRANTIES AND BEAR NO LIABILITY WITH RESPECT TO THE FUND.

Fund Performance Overview (Unaudited) (Continued)
First Trust Asia Pacific ex-Japan AlphaDEX® Fund (FPA) (Continued)

Sector Allocation	% of Total Long-Term Investments
Industrials	30.5%
Financials	15.1
Consumer Discretionary	10.9
Energy	9.8
Materials	9.5
Real Estate	6.4
Information Technology	6.2
Communication Services	4.5
Consumer Staples	2.8
Health Care	2.4
Utilities	1.9
Total	100.0%

Top Ten Holdings	% of Total Long-Term Investments
Posco DX Co., Ltd.	2.2%
Kia Corp.	2.0
HMM Co., Ltd.	1.9
Seven Group Holdings Ltd.	1.9
Link REIT	1.8
Ampol Ltd.	1.7
Whitehaven Coal Ltd.	1.7
Keppel Corp., Ltd.	1.7
Hyundai Glovis Co., Ltd.	1.7
Samsung Heavy Industries Co., Ltd.	1.6
Total	18.2%

Performance of a $10,000 Initial Investment
December 31, 2013 - December 31, 2023
$18,000
$16,000
$14,000
$12,000
$10,000
$8,000
$14,662
$13,462
12/31/13
6/30/14
12/31/14
6/30/15
12/31/15
6/30/16
12/31/16
6/30/17
12/31/17
6/30/18
12/31/18
6/30/19
12/31/19
6/30/20
12/31/20
6/30/21
12/31/21
6/30/22
12/31/22
6/30/23
12/31/23
First Trust Asia Pacific ex-Japan AlphaDEX® Fund
MSCI Pacific ex-Japan Index

Performance figures assume reinvestment of
all distributions and do not reflect the
deduction of taxes that a shareholder would
pay on Fund distributions or the redemption
or sale of Fund shares. An index is a statistical
composite that tracks a specified financial
market or sector. Unlike the Fund, the index
does not actually hold a portfolio of securities
and therefore does not incur the expenses
incurred by the Fund. These expenses
negatively impact the performance of the
Fund. The Fund’s past performance does not
predict future performance.

Frequency Distribution of Discounts and Premiums
Information showing the number of days the market price of the Fund’s shares was greater (at a premium) and less (at a discount) than the Fund’s net asset value for the most recently completed year, and the most recently completed calendar quarters since that year (or life of the Fund, if shorter) is available at https://www.ftportfolios.com/Retail/etf/home.aspx.

Fund Performance Overview (Unaudited) (Continued)
First Trust Europe AlphaDEX® Fund (FEP)
The First Trust Europe AlphaDEX® Fund (the “Fund”) seeks investment results that correspond generally to the price and yield (before the Fund’s fees and expenses) of an equity index called the Nasdaq AlphaDEX® Europe Index (the “Index”). The Fund will normally invest at least 90% of its net assets (including investment borrowings) in the securities that comprise the Index. The shares of the Fund are listed and trade on Nasdaq under the ticker symbol “FEP.” The Fund commenced trading on April 19, 2011.
The Index employs the AlphaDEX® stock selection methodology which uses fundamental growth and value factors to objectively select stocks from the Nasdaq DM Europe Index which may generate positive alpha relative to traditional passive indices. The Index is a modified equal-dollar weighted index where higher ranked stocks receive a higher weight within the Index.

Performance
		Average Annual Total Returns			Cumulative Total Returns
	1 Year Ended 12/31/23	5 Years Ended 12/31/23	10 Years Ended 12/31/23	Inception (4/18/11) to 12/31/23	5 Years Ended 12/31/23	10 Years Ended 12/31/23	Inception (4/18/11) to 12/31/23
Fund Performance
NAV	16.01%	6.36%	3.57%	4.35%	36.14%	42.07%	71.76%
Market Price	16.42%	6.40%	3.47%	4.34%	36.38%	40.63%	71.54%
Index Performance
Nasdaq AlphaDEX® Europe Index(1)	17.66%	7.13%	N/A	N/A	41.13%	N/A	N/A
Nasdaq DM Europe Index(1)	19.45%	8.85%	N/A	N/A	52.82%	N/A	N/A
MSCI Europe Index	19.89%	9.09%	4.13%	5.10%	54.48%	49.85%	88.18%

(1)	Performance data is not available for all the periods shown in the table for the index because performance data does not exist for some of the entire periods.
(See Notes to Fund Performance Overview on page 34.)
Performance Review
The Fund generated a NAV return of 16.01% during the 12-month period covered by this report. During the same period, the MSCI Europe Index (the “Benchmark”) generated a return of 19.89%. Over the same period, the Fund was most heavily weighted towards investments in the United Kingdom, which had an average weight of 20.0%. The United Kingdom generated the largest contribution to the Fund’s return at 5.6%. Investments in Ireland generated a contribution to the Fund’s return of -0.3%, which was the most negative contribution of any country. The Fund’s currency exposure had a 4.8% contribution to the Fund’s return during the period covered by this report.

Nasdaq® and Nasdaq AlphaDEX® Europe Index are registered trademarks and service marks of Nasdaq, Inc. (together with its affiliates hereinafter referred to as the “Corporations”) and are licensed for use by First Trust. AlphaDEX® is a registered trademark owned by First Trust that has been licensed to Nasdaq, Inc. for use in the name of the Index. The Fund has not been passed on by the Corporations as to its legality or suitability. The Fund is not issued, endorsed, sold or promoted by the Corporations. THE CORPORATIONS MAKE NO WARRANTIES AND BEAR NO LIABILITY WITH RESPECT TO THE FUND.

Fund Performance Overview (Unaudited) (Continued)
First Trust Europe AlphaDEX® Fund (FEP) (Continued)

Sector Allocation	% of Total Long-Term Investments
Financials	26.2%
Industrials	17.0
Consumer Discretionary	15.1
Materials	11.3
Energy	8.3
Communication Services	5.6
Utilities	5.5
Consumer Staples	5.1
Health Care	3.4
Information Technology	2.5
Total	100.0%

Top Ten Holdings	% of Total Long-Term Investments
Rolls-Royce Holdings PLC	1.1%
Trelleborg AB, Class B	1.0
UBS Group AG	0.9
Deutsche Bank AG	0.9
ACS Actividades de Construccion y Servicios S.A.	0.9
Industrivarden AB, Class C	0.9
3i Group PLC	0.9
Telekom Austria AG	0.9
Marks & Spencer Group PLC	0.9
Investor AB, Class B	0.9
Total	9.3%

Performance of a $10,000 Initial Investment
December 31, 2013 - December 31, 2023

$16,000
$14,000
$12,000
$10,000
$8,000
$14,985
$14,207
12/31/13
6/30/14
12/31/14
6/30/15
12/31/15
6/30/16
12/31/16
6/30/17
12/31/17
6/30/18
12/31/18
6/30/19
12/31/19
6/30/20
12/31/20
6/30/21
12/31/21
6/30/22
12/30/22
6/30/23
12/31/23
First Trust Europe AlphaDEX® Fund
MSCI Europe Index

Performance figures assume reinvestment of
all distributions and do not reflect the
deduction of taxes that a shareholder would
pay on Fund distributions or the redemption
or sale of Fund shares. An index is a statistical
composite that tracks a specified financial
market or sector. Unlike the Fund, the index
does not actually hold a portfolio of securities
and therefore does not incur the expenses
incurred by the Fund. These expenses
negatively impact the performance of the
Fund. The Fund’s past performance does not
predict future performance.

Frequency Distribution of Discounts and Premiums
Information showing the number of days the market price of the Fund’s shares was greater (at a premium) and less (at a discount) than the Fund’s net asset value for the most recently completed year, and the most recently completed calendar quarters since that year (or life of the Fund, if shorter) is available at https://www.ftportfolios.com/Retail/etf/home.aspx.

Fund Performance Overview (Unaudited) (Continued)
First Trust Latin America AlphaDEX® Fund (FLN)
The First Trust Latin America AlphaDEX® Fund (the “Fund”) seeks investment results that correspond generally to the price and yield (before the Fund’s fees and expenses) of an equity index called the Nasdaq AlphaDEX® Latin America Index (the “Index”). The Fund will normally invest at least 90% of its net assets (including investment borrowings) in the securities that comprise the Index. The shares of the Fund are listed and trade on Nasdaq under the ticker symbol “FLN.” The Fund commenced trading on April 19, 2011.
The Index employs the AlphaDEX® stock selection methodology which uses fundamental growth and value factors to objectively select stocks from the Nasdaq Latin America Index which may generate positive alpha relative to traditional passive indices. The Index is a modified equal-dollar weighted index where higher ranked stocks receive a higher weight within the Index.

Performance
		Average Annual Total Returns			Cumulative Total Returns
	1 Year Ended 12/31/23	5 Years Ended 12/31/23	10 Years Ended 12/31/23	Inception (4/18/11) to 12/31/23	5 Years Ended 12/31/23	10 Years Ended 12/31/23	Inception (4/18/11) to 12/31/23
Fund Performance
NAV	29.64%	6.48%	2.67%	0.81%	36.88%	30.11%	10.74%
Market Price	29.71%	6.53%	2.64%	0.80%	37.20%	29.77%	10.60%
Index Performance
Nasdaq AlphaDEX® Latin America Index(1)	32.01%	8.00%	N/A	N/A	46.96%	N/A	N/A
Nasdaq Latin America Index(1)	36.86%	5.53%	1.88%	N/A	30.91%	20.46%	N/A
MSCI EM Latin America Index	32.71%	6.11%	2.11%	-0.36%	34.52%	23.26%	-4.43%

(1)	Performance data is not available for all the periods shown in the table for the index because performance data does not exist for some of the entire periods.
(See Notes to Fund Performance Overview on page 34.)
Performance Review
The Fund generated a NAV return of 29.64% during the 12-month period covered by this report. During the same period, the MSCI EM Latin America Index (the “Benchmark”) generated a return of 32.71%. Over the period, the Fund was most heavily weighted towards investments in Brazil, which had an average weight of 47.0%. Investments in Brazil generated a contribution to the Fund’s return of 18.6%, which was the greatest positive contribution of any country. There were no countries with negative contributions to the Fund’s return over the period. The Fund’s currency exposure had an 11.0% contribution to the Fund’s return during the period covered by this report.

Nasdaq® and Nasdaq AlphaDEX® Latin America Index are registered trademarks and service marks of Nasdaq, Inc. (together with its affiliates hereinafter referred to as the “Corporations”) and are licensed for use by First Trust. AlphaDEX® is a registered trademark owned by First Trust that has been licensed to Nasdaq, Inc. for use in the name of the Index. The Fund has not been passed on by the Corporations as to its legality or suitability. The Fund is not issued, endorsed, sold or promoted by the Corporations. THE CORPORATIONS MAKE NO WARRANTIES AND BEAR NO LIABILITY WITH RESPECT TO THE FUND.

Fund Performance Overview (Unaudited) (Continued)
First Trust Latin America AlphaDEX® Fund (FLN) (Continued)

Sector Allocation	% of Total Long-Term Investments
Financials	21.3%
Consumer Staples	17.7
Materials	16.2
Energy	14.8
Utilities	9.0
Industrials	6.5
Consumer Discretionary	5.2
Communication Services	4.3
Real Estate	3.9
Health Care	1.1
Total	100.0%

Top Ten Holdings	% of Total Long-Term Investments
Ultrapar Participacoes S.A.	4.2%
Grupo Carso S.A.B. de C.V.	3.5
Coca-Cola Femsa S.A.B. de C.V.	3.5
Petroleo Brasileiro S.A.	3.2
Fibra Uno Administracion S.A. de C.V.	3.1
Enel Chile S.A.	3.1
Banco Santander Chile	3.1
Empresas CMPC S.A.	3.1
El Puerto de Liverpool S.A.B. de C.V.	3.0
Gerdau S.A.	2.9
Total	32.7%

Performance of a $10,000 Initial Investment
December 31, 2013 - December 31, 2023
$14,000
$12,000
$10,000
$8,000
$6,000
$4,000
$13,011
$12,326
$12,046
12/31/13
6/30/14
12/31/14
6/30/15
12/31/15
6/30/16
12/31/16
6/30/17
12/31/17
6/30/18
12/31/18
6/30/19
12/31/19
6/30/20
12/31/20
6/30/21
12/31/21
6/30/22
12/31/22
6/30/23
12/31/23
First Trust Latin America AlphaDEX® Fund
MSCI EM Latin America Index
Nasdaq Latin America Index

Performance figures assume reinvestment of
all distributions and do not reflect the
deduction of taxes that a shareholder would
pay on Fund distributions or the redemption
or sale of Fund shares. An index is a statistical
composite that tracks a specified financial
market or sector. Unlike the Fund, the indices
do not actually hold a portfolio of securities
and therefore do not incur the expenses
incurred by the Fund. These expenses
negatively impact the performance of the
Fund. The Fund’s past performance does not
predict future performance.

Frequency Distribution of Discounts and Premiums
Information showing the number of days the market price of the Fund’s shares was greater (at a premium) and less (at a discount) than the Fund’s net asset value for the most recently completed year, and the most recently completed calendar quarters since that year (or life of the Fund, if shorter) is available at https://www.ftportfolios.com/Retail/etf/home.aspx.

Fund Performance Overview (Unaudited) (Continued)
First Trust Brazil AlphaDEX® Fund (FBZ)
The First Trust Brazil AlphaDEX® Fund (the “Fund”) seeks investment results that correspond generally to the price and yield (before the Fund’s fees and expenses) of an equity index called the Nasdaq AlphaDEX® Brazil Index (the “Index”). The Fund will normally invest at least 90% of its net assets (including investment borrowings) in the securities that comprise the Index. The shares of the Fund are listed and trade on Nasdaq under the ticker symbol “FBZ.” The Fund commenced trading on April 19, 2011.
The Index employs the AlphaDEX® stock selection methodology which uses fundamental growth and value factors to objectively select stocks from the Nasdaq Brazil Index which may generate positive alpha relative to traditional passive indices. The Index is a modified equal-dollar weighted index where higher ranked stocks receive a higher weight within the Index.

Performance
		Average Annual Total Returns			Cumulative Total Returns
	1 Year Ended 12/31/23	5 Years Ended 12/31/23	10 Years Ended 12/31/23	Inception (4/18/11) to 12/31/23	5 Years Ended 12/31/23	10 Years Ended 12/31/23	Inception (4/18/11) to 12/31/23
Fund Performance
NAV	27.92%	6.05%	2.65%	-0.65%	34.12%	29.86%	-7.94%
Market Price	28.65%	6.27%	2.58%	-0.63%	35.54%	29.05%	-7.68%
Index Performance
Nasdaq AlphaDEX® Brazil Index(1)	30.69%	8.14%	N/A	N/A	47.88%	N/A	N/A
Nasdaq Brazil Index(1)	37.93%	4.07%	2.93%	N/A	22.05%	33.52%	N/A
MSCI Brazil Index	32.69%	5.06%	2.85%	-1.03%	27.97%	32.41%	-12.28%

(1)	Performance data is not available for all the periods shown in the table for the index because performance data does not exist for some of the entire periods.
(See Notes to Fund Performance Overview on page 34.)
Performance Review
The Fund generated a NAV return of 27.92% during the 12-month period covered by this report. During the same period, the MSCI Brazil Index (the “Benchmark”) generated a return of 32.69%. During the same period, the Financials sector received the greatest allocation of any country in the Fund with an allocation of 22.9%. Investments in this sector contributed 10.5% to the Fund’s return, the greatest of any sector in the Fund. The most negative contribution came from investments in the Information Technology sector with a contribution to the Fund’s return of -1.0%. The total currency effect to the Fund over the period covered by this report was 10.4%.

Nasdaq® and Nasdaq AlphaDEX® Brazil Index are registered trademarks and service marks of Nasdaq, Inc. (together with its affiliates hereinafter referred to as the “Corporations”) and are licensed for use by First Trust. AlphaDEX® is a registered trademark owned by First Trust that has been licensed to Nasdaq, Inc. for use in the name of the Index. The Fund has not been passed on by the Corporations as to its legality or suitability. The Fund is not issued, endorsed, sold or promoted by the Corporations. THE CORPORATIONS MAKE NO WARRANTIES AND BEAR NO LIABILITY WITH RESPECT TO THE FUND.

Fund Performance Overview (Unaudited) (Continued)
First Trust Brazil AlphaDEX® Fund (FBZ) (Continued)

Sector Allocation	% of Total Long-Term Investments
Financials	29.2%
Materials	15.3
Utilities	11.9
Energy	11.6
Consumer Staples	10.2
Consumer Discretionary	7.9
Industrials	6.4
Communication Services	3.7
Real Estate	3.2
Health Care	0.6
Total	100.0%

Top Ten Holdings	% of Total Long-Term Investments
Ultrapar Participacoes S.A.	4.2%
Petroleo Brasileiro S.A.	3.8
Smartfit Escola de Ginastica e Danca S.A.	3.6
Banco BTG Pactual S.A.	3.6
JBS S.A.	3.4
StoneCo Ltd., Class A	3.4
Banco do Brasil S.A.	3.4
Allos S.A.	3.2
NU Holdings Ltd., Class A	3.2
Suzano S.A.	3.0
Total	34.8%

Performance of a $10,000 Initial Investment
December 31, 2013 - December 31, 2023

$16,000
$14,000
$12,000
$10,000
$8,000
$6,000
$4,000
$13,352
$13,241
$12,986
12/31/13
6/30/14
12/31/14
6/30/15
12/31/15
6/30/16
12/31/16
6/30/17
12/31/17
6/30/18
12/31/18
6/30/19
12/31/19
6/30/20
12/31/20
6/30/21
12/31/21
6/30/22
12/31/22
6/30/23
12/31/23
First Trust Brazil AlphaDEX® Fund
Nasdaq Brazil Index
MSCI Brazil Index

Performance figures assume reinvestment of
all distributions and do not reflect the
deduction of taxes that a shareholder would
pay on Fund distributions or the redemption
or sale of Fund shares. An index is a statistical
composite that tracks a specified financial
market or sector. Unlike the Fund, the indices
do not actually hold a portfolio of securities
and therefore do not incur the expenses
incurred by the Fund. These expenses
negatively impact the performance of the
Fund. The Fund’s past performance does not
predict future performance.

Frequency Distribution of Discounts and Premiums
Information showing the number of days the market price of the Fund’s shares was greater (at a premium) and less (at a discount) than the Fund’s net asset value for the most recently completed year, and the most recently completed calendar quarters since that year (or life of the Fund, if shorter) is available at https://www.ftportfolios.com/Retail/etf/home.aspx.

Fund Performance Overview (Unaudited) (Continued)
First Trust China AlphaDEX® Fund (FCA)
The First Trust China AlphaDEX® Fund (the “Fund”) seeks investment results that correspond generally to the price and yield (before the Fund’s fees and expenses) of an equity index called the Nasdaq AlphaDEX® China Index (the “Index”). The Fund will normally invest at least 90% of its net assets (including investment borrowings) in the securities that comprise the Index. The shares of the Fund are listed and trade on Nasdaq under the ticker symbol “FCA.” The Fund commenced trading on April 19, 2011.
The Index employs the AlphaDEX® stock selection methodology which uses fundamental growth and value factors to objectively select stocks from the Nasdaq China Index which may generate positive alpha relative to traditional passive indices. The Index is a modified equal-dollar weighted index where higher ranked stocks receive a higher weight within the Index.

Performance
		Average Annual Total Returns			Cumulative Total Returns
	1 Year Ended 12/31/23	5 Years Ended 12/31/23	10 Years Ended 12/31/23	Inception (4/18/11) to 12/31/23	5 Years Ended 12/31/23	10 Years Ended 12/31/23	Inception (4/18/11) to 12/31/23
Fund Performance
NAV	-9.32%	-0.20%	1.41%	-0.24%	-1.00%	15.05%	-3.01%
Market Price	-8.30%	0.03%	1.34%	-0.24%	0.14%	14.22%	-3.04%
Index Performance
Nasdaq AlphaDEX® China Index(1)	-8.27%	0.69%	N/A	N/A	3.50%	N/A	N/A
Nasdaq China Index(1)	-14.95%	-5.43%	-0.19%	N/A	-24.38%	-1.87%	N/A
MSCI China Index	-11.20%	-2.80%	0.85%	0.56%	-13.24%	8.88%	7.30%

(1)	Performance data is not available for all the periods shown in the table for the index because performance data does not exist for some of the entire periods.
(See Notes to Fund Performance Overview on page 34.)
Performance Review
The Fund generated a NAV return of -9.32% during the 12-month period covered by this report. During the same period, the MSCI China Index (the “Benchmark”) generated a return of -11.20%. Over the same period, the Industrials sector carried more weight in the Fund than any other sector at a weight of 16.6%. The Energy sector had the greatest impact on the Fund’s return, with a 3.1% contribution. The most negative contribution to the Fund’s return came from investments in the Health Care sector which contributed -3.0%. The Fund’s currency exposure was negligible with a -0.2% impact on performance for the period covered by this report.

Nasdaq® and Nasdaq AlphaDEX® China Index are registered trademarks and service marks of Nasdaq, Inc. (together with its affiliates hereinafter referred to as the “Corporations”) and are licensed for use by First Trust. AlphaDEX® is a registered trademark owned by First Trust that has been licensed to Nasdaq, Inc. for use in the name of the Index. The Fund has not been passed on by the Corporations as to its legality or suitability. The Fund is not issued, endorsed, sold or promoted by the Corporations. THE CORPORATIONS MAKE NO WARRANTIES AND BEAR NO LIABILITY WITH RESPECT TO THE FUND.

Fund Performance Overview (Unaudited) (Continued)
First Trust China AlphaDEX® Fund (FCA) (Continued)

Sector Allocation	% of Total Long-Term Investments
Energy	16.6%
Utilities	15.3
Consumer Discretionary	15.0
Industrials	14.8
Financials	12.1
Materials	8.6
Information Technology	6.3
Health Care	6.2
Communication Services	2.1
Real Estate	1.6
Consumer Staples	1.4
Total	100.0%

Top Ten Holdings	% of Total Long-Term Investments
Inner Mongolia Yitai Coal Co., Ltd., Class B	4.1%
COSCO SHIPPING Holdings Co., Ltd., Class H	4.1
Dongfeng Motor Group Co., Ltd., Class H	4.0
Orient Overseas International Ltd.	3.8
China Coal Energy Co., Ltd., Class H	3.6
PetroChina Co., Ltd., Class H	3.5
Lao Feng Xiang Co., Ltd., Class B	3.4
China Petroleum & Chemical Corp., Class H	3.2
Huaneng Power International, Inc., Class H	3.1
Hisense Home Appliances Group Co., Ltd., Class H	3.1
Total	35.9%

Performance of a $10,000 Initial Investment
December 31, 2013 - December 31, 2023

$25,000
$20,000
$15,000
$10,000
$5,000
12/31/13
6/30/14
12/31/14
6/30/15
12/31/15
6/30/16
12/31/16
6/30/17
12/31/17
6/30/18
12/31/18
6/30/19
12/31/19
6/30/20
12/31/20
6/30/21
12/31/21
6/30/22
12/31/22
6/30/23
12/31/23
$11,505
$10,888
$ 9,813
First Trust China AlphaDEX® Fund
Nasdaq China Index
MSCI China Index

Performance figures assume reinvestment of
all distributions and do not reflect the
deduction of taxes that a shareholder would
pay on Fund distributions or the redemption
or sale of Fund shares. An index is a statistical
composite that tracks a specified financial
market or sector. Unlike the Fund, the indices
do not actually hold a portfolio of securities
and therefore do not incur the expenses
incurred by the Fund. These expenses
negatively impact the performance of the
Fund. The Fund’s past performance does not
predict future performance.

Frequency Distribution of Discounts and Premiums
Information showing the number of days the market price of the Fund’s shares was greater (at a premium) and less (at a discount) than the Fund’s net asset value for the most recently completed year, and the most recently completed calendar quarters since that year (or life of the Fund, if shorter) is available at https://www.ftportfolios.com/Retail/etf/home.aspx.

Fund Performance Overview (Unaudited) (Continued)
First Trust Japan AlphaDEX® Fund (FJP)
The First Trust Japan AlphaDEX® Fund (the “Fund”) seeks investment results that correspond generally to the price and yield (before the Fund’s fees and expenses) of an equity index called the Nasdaq AlphaDEX® Japan Index (the “Index”). The Fund will normally invest at least 90% of its net assets (including investment borrowings) in the securities that comprise the Index. The shares of the Fund are listed and trade on Nasdaq under the ticker symbol “FJP.” The Fund commenced trading on April 19, 2011.
The Index employs the AlphaDEX® stock selection methodology which uses fundamental growth and value factors to objectively select stocks from the Nasdaq Japan Index which may generate positive alpha relative to traditional passive indices. The Index is a modified equal-dollar weighted index where higher ranked stocks receive a higher weight within the Index.

Performance
		Average Annual Total Returns			Cumulative Total Returns
	1 Year Ended 12/31/23	5 Years Ended 12/31/23	10 Years Ended 12/31/23	Inception (4/18/11) to 12/31/23	5 Years Ended 12/31/23	10 Years Ended 12/31/23	Inception (4/18/11) to 12/31/23
Fund Performance
NAV	22.42%	3.32%	2.82%	3.61%	17.76%	32.05%	56.93%
Market Price	23.76%	3.49%	2.67%	3.59%	18.71%	30.09%	56.56%
Index Performance
Nasdaq AlphaDEX® Japan Index(1)	24.11%	4.02%	N/A	N/A	21.79%	N/A	N/A
Nasdaq Japan Index(1)	20.12%	6.39%	5.05%	N/A	36.31%	63.72%	N/A
MSCI Japan Index	20.32%	6.91%	4.97%	5.91%	39.68%	62.44%	107.33%

(1)	Performance data is not available for all the periods shown in the table for the index because performance data does not exist for some of the entire periods.
(See Notes to Fund Performance Overview on page 34.)
Performance Review
The Fund generated a NAV return of 22.42% during the 12-month period covered by this report. During the same period, the MSCI Japan Index (the “Benchmark”) generated a return of 20.32%. Over the period, the Industrials sector received the greatest allocation with an average weight of 32.8%. This sector also generated the greatest contribution to the Fund’s total return with 11.0%. During the same period, no sectors contributed negatively to the Fund’s return. The total currency effect to the Fund over the period covered by this report was -7.0%.

Nasdaq® and Nasdaq AlphaDEX® Japan Index are registered trademarks and service marks of Nasdaq, Inc. (together with its affiliates hereinafter referred to as the “Corporations”) and are licensed for use by First Trust. AlphaDEX® is a registered trademark owned by First Trust that has been licensed to Nasdaq, Inc. for use in the name of the Index. The Fund has not been passed on by the Corporations as to its legality or suitability. The Fund is not issued, endorsed, sold or promoted by the Corporations. THE CORPORATIONS MAKE NO WARRANTIES AND BEAR NO LIABILITY WITH RESPECT TO THE FUND.

Fund Performance Overview (Unaudited) (Continued)
First Trust Japan AlphaDEX® Fund (FJP) (Continued)

Sector Allocation	% of Total Long-Term Investments
Industrials	31.3%
Consumer Discretionary	25.8
Materials	11.4
Information Technology	10.0
Utilities	6.6
Financials	5.4
Energy	5.1
Consumer Staples	2.3
Real Estate	1.1
Health Care	1.0
Total	100.0%

Top Ten Holdings	% of Total Long-Term Investments
Kawasaki Kisen Kaisha Ltd.	2.7%
Nippon Yusen KK	2.2
Idemitsu Kosan Co., Ltd.	2.1
Mitsui OSK Lines Ltd.	2.1
Sumitomo Forestry Co., Ltd.	1.9
Inpex Corp.	1.9
Toyota Tsusho Corp.	1.8
Zensho Holdings Co., Ltd.	1.8
Mazda Motor Corp.	1.7
Nippon Steel Corp.	1.7
Total	19.9%

Performance of a $10,000 Initial Investment
December 31, 2013 - December 31, 2023

$18,000
$16,000
$14,000
$12,000
$10,000
$8,000
$16,372
$16,244
$13,205
12/31/13
6/30/14
12/31/14
6/30/15
12/31/15
6/30/16
12/31/16
6/30/17
12/31/17
6/30/18
12/31/18
6/30/19
12/31/19
6/30/20
12/31/20
6/30/21
12/31/21
6/30/22
12/31/22
6/30/23
12/31/23
First Trust Japan AlphaDEX® Fund
Nasdaq Japan Index
MSCI Japan Index

Performance figures assume reinvestment of
all distributions and do not reflect the
deduction of taxes that a shareholder would
pay on Fund distributions or the redemption
or sale of Fund shares. An index is a statistical
composite that tracks a specified financial
market or sector. Unlike the Fund, the indices
do not actually hold a portfolio of securities
and therefore do not incur the expenses
incurred by the Fund. These expenses
negatively impact the performance of the
Fund. The Fund’s past performance does not
predict future performance.

Frequency Distribution of Discounts and Premiums
Information showing the number of days the market price of the Fund’s shares was greater (at a premium) and less (at a discount) than the Fund’s net asset value for the most recently completed year, and the most recently completed calendar quarters since that year (or life of the Fund, if shorter) is available at https://www.ftportfolios.com/Retail/etf/home.aspx.

Fund Performance Overview (Unaudited) (Continued)
First Trust Developed Markets ex-US AlphaDEX® Fund (FDT)
The First Trust Developed Markets ex-US AlphaDEX® Fund (the “Fund”) seeks investment results that correspond generally to the price and yield (before the Fund’s fees and expenses) of an equity index called the Nasdaq AlphaDEX® Developed Markets Ex-US Index (the “Index”). The Fund will normally invest at least 90% of its net assets (including investment borrowings) in the securities that comprise the Index. The shares of the Fund are listed and trade on Nasdaq under the ticker symbol “FDT.” The Fund commenced trading on April 19, 2011.
The Index employs the AlphaDEX® stock selection methodology which uses fundamental growth and value factors to objectively select stocks from the Nasdaq Developed Markets Ex-US Index which may generate positive alpha relative to traditional passive indices. The Index is a modified equal-dollar weighted index where higher ranked stocks receive a higher weight within the Index.

Performance
		Average Annual Total Returns			Cumulative Total Returns
	1 Year Ended 12/31/23	5 Years Ended 12/31/23	10 Years Ended 12/31/23	Inception (4/18/11) to 12/31/23	5 Years Ended 12/31/23	10 Years Ended 12/31/23	Inception (4/18/11) to 12/31/23
Fund Performance
NAV	13.89%	4.60%	2.81%	2.94%	25.19%	31.89%	44.44%
Market Price	13.85%	4.63%	2.67%	2.90%	25.37%	30.21%	43.86%
Index Performance
Nasdaq AlphaDEX® Developed Markets Ex-US Index(1)	15.64%	5.50%	N/A	N/A	30.70%	N/A	N/A
Nasdaq Developed Markets Ex-US Index(1)	17.48%	8.01%	4.24%	N/A	47.02%	51.41%	N/A
MSCI World ex USA Index	17.94%	8.45%	4.32%	4.90%	50.03%	52.60%	83.71%

(1)	Performance data is not available for all the periods shown in the table for the index because performance data does not exist for some of the entire periods.
(See Notes to Fund Performance Overview on page 34.)
Performance Review
The Fund generated a NAV return of 13.89% during the 12-month period covered by this report. During the same period, the MSCI World ex USA Index (the “Benchmark”) generated a return of 17.94%. The largest allocation by country over the period was Japan with an allocation of 25.5%. Japan was also the country with the largest contribution to the Fund’s return with 6.2%. The most negative contribution to the Fund’s return came from investments in Hungary, which contributed -0.2% to the Fund’s return. The total currency effect to the Fund during the period covered by this report was 1.1%.

Nasdaq® and Nasdaq AlphaDEX® Developed Markets Ex-US Index are registered trademarks and service marks of Nasdaq, Inc. (together with its affiliates hereinafter referred to as the “Corporations”) and are licensed for use by First Trust. AlphaDEX® is a registered trademark owned by First Trust that has been licensed to Nasdaq, Inc. for use in the name of the Index. The Fund has not been passed on by the Corporations as to its legality or suitability. The Fund is not issued, endorsed, sold or promoted by the Corporations. THE CORPORATIONS MAKE NO WARRANTIES AND BEAR NO LIABILITY WITH RESPECT TO THE FUND.

Fund Performance Overview (Unaudited) (Continued)
First Trust Developed Markets ex-US AlphaDEX® Fund (FDT) (Continued)

Sector Allocation	% of Total Long-Term Investments
Industrials	23.0%
Financials	19.5
Consumer Discretionary	15.7
Materials	12.0
Energy	11.2
Utilities	4.6
Information Technology	4.3
Consumer Staples	4.0
Communication Services	3.2
Health Care	1.6
Real Estate	0.9
Total	100.0%

Top Ten Holdings	% of Total Long-Term Investments
Rolls-Royce Holdings PLC	0.7%
Kia Corp.	0.7
HMM Co., Ltd.	0.7
Kawasaki Kisen Kaisha Ltd.	0.7
WH Group Ltd.	0.6
Industrivarden AB, Class C	0.6
3i Group PLC	0.6
Marks & Spencer Group PLC	0.6
Investor AB, Class B	0.6
Nippon Yusen KK	0.6
Total	6.4%

Performance of a $10,000 Initial Investment
December 31, 2013 - December 31, 2023

$16,000
$14,000
$12,000
$10,000
$8,000
$15,260
$15,143
$13,189
12/31/13
6/30/14
12/31/14
6/30/15
12/31/15
6/30/16
12/31/16
6/30/17
12/31/17
6/30/18
12/31/18
6/30/19
12/31/19
6/30/20
12/31/20
6/30/21
12/31/21
6/30/22
12/31/22
6/30/23
12/31/23
First Trust Developed Markets ex-US AlphaDEX® Fund
Nasdaq Developed Markets Ex-US Index
MSCI World ex USA Index

Performance figures assume reinvestment of
all distributions and do not reflect the
deduction of taxes that a shareholder would
pay on Fund distributions or the redemption
or sale of Fund shares. An index is a statistical
composite that tracks a specified financial
market or sector. Unlike the Fund, the indices
do not actually hold a portfolio of securities
and therefore do not incur the expenses
incurred by the Fund. These expenses
negatively impact the performance of the
Fund. The Fund’s past performance does not
predict future performance.

Frequency Distribution of Discounts and Premiums
Information showing the number of days the market price of the Fund’s shares was greater (at a premium) and less (at a discount) than the Fund’s net asset value for the most recently completed year, and the most recently completed calendar quarters since that year (or life of the Fund, if shorter) is available at https://www.ftportfolios.com/Retail/etf/home.aspx.

Fund Performance Overview (Unaudited) (Continued)
First Trust Emerging Markets AlphaDEX® Fund (FEM)
The First Trust Emerging Markets AlphaDEX® Fund (the “Fund”) seeks investment results that correspond generally to the price and yield (before the Fund’s fees and expenses) of an equity index called the Nasdaq AlphaDEX® Emerging Markets Index (the “Index”). The Fund will normally invest at least 90% of its net assets (including investment borrowings) in the securities that comprise the Index. The shares of the Fund are listed and trade on Nasdaq under the ticker symbol “FEM.” The Fund commenced trading on April 19, 2011.
The Index employs the AlphaDEX® stock selection methodology which uses fundamental growth and value factors to objectively select stocks from the Nasdaq Emerging Markets Index which may generate positive alpha relative to traditional passive indices. The Index is a modified equal-dollar weighted index where higher ranked stocks receive a higher weight within the Index.

Performance
		Average Annual Total Returns			Cumulative Total Returns
	1 Year Ended 12/31/23	5 Years Ended 12/31/23	10 Years Ended 12/31/23	Inception (4/18/11) to 12/31/23	5 Years Ended 12/31/23	10 Years Ended 12/31/23	Inception (4/18/11) to 12/31/23
Fund Performance
NAV	10.87%	4.00%	2.65%	1.22%	21.66%	29.84%	16.61%
Market Price	11.01%	3.87%	2.49%	1.18%	20.91%	27.93%	16.11%
Index Performance
Nasdaq AlphaDEX® Emerging Markets Index(1)	12.73%	5.11%	N/A	N/A	28.27%	N/A	N/A
Nasdaq Emerging Markets Index(1)	11.10%	4.18%	3.57%	N/A	22.74%	42.07%	N/A
MSCI Emerging Markets Index	9.83%	3.69%	2.66%	1.47%	19.84%	30.04%	20.42%

(1)	Performance data is not available for all the periods shown in the table for the index because performance data does not exist for some of the entire periods.
(See Notes to Fund Performance Overview on page 34.)
Performance Review
The Fund generated a NAV return of 10.87% during the 12-month period covered by this report. During the same period, the MSCI Emerging Markets Index (the “Benchmark”) generated a return of 9.83%. During the same period, the Fund was most heavily weighted towards investments in China, which had an average weight of 22.1%. The largest negative contribution to the Fund’s return was from Turkey, which contributed -0.9% over the same period. Investments in Taiwan generated a contribution to the Fund’s return of 7.0%, which was the greatest of any country. The Fund’s currency exposure had a -3.6% contribution to the Fund’s return during the period covered by this report.

Nasdaq® and Nasdaq AlphaDEX® Emerging Markets Index are registered trademarks and service marks of Nasdaq, Inc. (together with its affiliates hereinafter referred to as the “Corporations”) and are licensed for use by First Trust. AlphaDEX® is a registered trademark owned by First Trust that has been licensed to Nasdaq, Inc. for use in the name of the Index. The Fund has not been passed on by the Corporations as to its legality or suitability. The Fund is not issued, endorsed, sold or promoted by the Corporations. THE CORPORATIONS MAKE NO WARRANTIES AND BEAR NO LIABILITY WITH RESPECT TO THE FUND.

Fund Performance Overview (Unaudited) (Continued)
First Trust Emerging Markets AlphaDEX® Fund (FEM) (Continued)

Sector Allocation	% of Total Long-Term Investments
Financials	19.5%
Industrials	16.6
Energy	13.5
Materials	10.6
Information Technology	10.1
Utilities	9.5
Consumer Staples	7.7
Consumer Discretionary	5.8
Real Estate	2.9
Communication Services	2.7
Health Care	1.1
Total	100.0%

Top Ten Holdings	% of Total Long-Term Investments
Evergreen Marine Corp. Taiwan Ltd.	1.4%
YTL Corp. Bhd	1.3
YTL Power International Bhd	1.3
Coca-Cola Icecek A.S.	1.3
ORLEN S.A.	1.3
Power Finance Corp., Ltd.	1.3
Coca-Cola Femsa S.A.B. de C.V.	1.3
Yang Ming Marine Transport Corp.	1.2
Ultrapar Participacoes S.A.	1.2
Petroleo Brasileiro S.A.	1.2
Total	12.8%

Performance of a $10,000 Initial Investment
December 31, 2013 - December 31, 2023

$18,000
$16,000
$14,000
$12,000
$10,000
$8,000
$6,000
12/31/13
6/30/14
12/31/14
6/30/15
12/31/15
6/30/16
12/31/16
6/30/17
12/31/17
6/30/18
12/31/18
6/30/19
12/31/19
6/30/20
12/31/20
6/30/21
12/31/21
6/30/22
12/31/22
6/30/23
12/31/23
$14,207
$13,004
$12,984
First Trust Emerging Markets AlphaDEX® Fund
Nasdaq Emerging Markets Index
MSCI Emerging Markets Index

Performance figures assume reinvestment of
all distributions and do not reflect the
deduction of taxes that a shareholder would
pay on Fund distributions or the redemption
or sale of Fund shares. An index is a statistical
composite that tracks a specified financial
market or sector. Unlike the Fund, the indices
do not actually hold a portfolio of securities
and therefore do not incur the expenses
incurred by the Fund. These expenses
negatively impact the performance of the
Fund. The Fund’s past performance does not
predict future performance.

Frequency Distribution of Discounts and Premiums
Information showing the number of days the market price of the Fund’s shares was greater (at a premium) and less (at a discount) than the Fund’s net asset value for the most recently completed year, and the most recently completed calendar quarters since that year (or life of the Fund, if shorter) is available at https://www.ftportfolios.com/Retail/etf/home.aspx.

Fund Performance Overview (Unaudited) (Continued)
First Trust Germany AlphaDEX® Fund (FGM)
The First Trust Germany AlphaDEX® Fund (the “Fund”) seeks investment results that correspond generally to the price and yield (before the Fund’s fees and expenses) of an equity index called the Nasdaq AlphaDEX® Germany Index (the “Index”). The Fund will normally invest at least 90% of its net assets (including investment borrowings) in the securities that comprise the Index. The shares of the Fund are listed and trade on Nasdaq under the ticker symbol “FGM.” The Fund commenced trading on February 15, 2012.
The Index employs the AlphaDEX® stock selection methodology which uses fundamental growth and value factors to objectively select stocks from the Nasdaq Germany Index which may generate positive alpha relative to traditional passive indices. The Index is a modified equal-dollar weighted index where higher ranked stocks receive a higher weight within the Index.

Performance
		Average Annual Total Returns			Cumulative Total Returns
	1 Year Ended 12/31/23	5 Years Ended 12/31/23	10 Years Ended 12/31/23	Inception (2/14/12) to 12/31/23	5 Years Ended 12/31/23	10 Years Ended 12/31/23	Inception (2/14/12) to 12/31/23
Fund Performance
NAV	12.88%	3.47%	1.56%	4.42%	18.59%	16.68%	67.07%
Market Price	13.46%	3.45%	1.43%	4.43%	18.50%	15.27%	67.37%
Index Performance
Nasdaq AlphaDEX® Germany Index(1)	12.62%	3.65%	N/A	N/A	19.65%	N/A	N/A
Nasdaq Germany Index(1)	22.83%	6.20%	1.93%	N/A	35.09%	21.03%	N/A
MSCI Germany Index	22.98%	6.27%	1.99%	5.14%	35.53%	21.73%	81.35%

(1)	Performance data is not available for all the periods shown in the table for the index because performance data does not exist for some of the entire periods.
(See Notes to Fund Performance Overview on page 34.)
Performance Review
The Fund generated a NAV return of 12.88% during the 12-month period covered by this report. During the same period, the MSCI Germany Index (the “Benchmark”) generated a return of 22.98%. During the same period, the Fund allocated 22.9% to the Materials sector, which was a larger weight than any other sector. Investments in Materials contributed 4.3% to the Fund’s return, which was the greatest contribution to the Fund’s return of any sector. The sector with the greatest negative contribution to the Fund’s return was the Information Technology sector with -1.3% contribution. The total currency effect to the Fund over the period covered by this report was 4.1%.

Nasdaq® and Nasdaq AlphaDEX® Germany Index are registered trademarks and service marks of Nasdaq, Inc. (together with its affiliates hereinafter referred to as the “Corporations”) and are licensed for use by First Trust. AlphaDEX® is a registered trademark owned by First Trust that has been licensed to Nasdaq, Inc. for use in the name of the Index. The Fund has not been passed on by the Corporations as to its legality or suitability. The Fund is not issued, endorsed, sold or promoted by the Corporations. THE CORPORATIONS MAKE NO WARRANTIES AND BEAR NO LIABILITY WITH RESPECT TO THE FUND.

Fund Performance Overview (Unaudited) (Continued)
First Trust Germany AlphaDEX® Fund (FGM) (Continued)

Sector Allocation	% of Total Long-Term Investments
Industrials	23.8%
Consumer Discretionary	22.0
Materials	19.5
Financials	12.0
Health Care	7.8
Communication Services	6.1
Information Technology	4.0
Utilities	3.5
Real Estate	1.3
Total	100.0%

Top Ten Holdings	% of Total Long-Term Investments
Talanx AG	5.2%
Heidelberg Materials AG	4.6
HOCHTIEF AG	4.3
Volkswagen AG	3.9
Wacker Chemie AG	3.9
Bayerische Motoren Werke AG	3.8
Deutsche Telekom AG	3.7
Mercedes-Benz Group AG	3.6
Porsche Automobil Holding SE	3.6
E.ON SE	3.5
Total	40.1%

Performance of a $10,000 Initial Investment
December 31, 2013 - December 31, 2023
$16,000
$14,000
$12,000
$10,000
$8,000
$12,173
$12,103
$11,668
12/31/13
6/30/14
12/31/14
6/30/15
12/31/15
6/30/16
12/31/16
6/30/17
12/31/17
6/30/18
12/31/18
6/30/19
12/31/19
6/30/20
12/31/20
6/30/21
12/31/21
6/30/22
12/31/22
6/30/23
12/31/23
First Trust Germany AlphaDEX® Fund
MSCI Germany Index
Nasdaq Germany Index

Performance figures assume reinvestment of
all distributions and do not reflect the
deduction of taxes that a shareholder would
pay on Fund distributions or the redemption
or sale of Fund shares. An index is a statistical
composite that tracks a specified financial
market or sector. Unlike the Fund, the indices
do not actually hold a portfolio of securities
and therefore do not incur the expenses
incurred by the Fund. These expenses
negatively impact the performance of the
Fund. The Fund’s past performance does not
predict future performance.

Frequency Distribution of Discounts and Premiums
Information showing the number of days the market price of the Fund’s shares was greater (at a premium) and less (at a discount) than the Fund’s net asset value for the most recently completed year, and the most recently completed calendar quarters since that year (or life of the Fund, if shorter) is available at https://www.ftportfolios.com/Retail/etf/home.aspx.

Fund Performance Overview (Unaudited) (Continued)
First Trust United Kingdom AlphaDEX® Fund (FKU)
The First Trust United Kingdom AlphaDEX® Fund (the “Fund”) seeks investment results that correspond generally to the price and yield (before the Fund’s fees and expenses) of an equity index called the Nasdaq AlphaDEX® United Kingdom Index (the “Index”). The Fund will normally invest at least 90% of its net assets (including investment borrowings) in the securities that comprise the Index. The shares of the Fund are listed and trade on Nasdaq under the ticker symbol “FKU.” The Fund commenced trading on February 15, 2012.
The Index employs the AlphaDEX® stock selection methodology which uses fundamental growth and value factors to objectively select stocks from the Nasdaq United Kingdom Index which may generate positive alpha relative to traditional passive indices. The Index is a modified equal-dollar weighted index where higher ranked stocks receive a higher weight within the Index.

Performance
		Average Annual Total Returns			Cumulative Total Returns
	1 Year Ended 12/31/23	5 Years Ended 12/31/23	10 Years Ended 12/31/23	Inception (2/14/12) to 12/31/23	5 Years Ended 12/31/23	10 Years Ended 12/31/23	Inception (2/14/12) to 12/31/23
Fund Performance
NAV	20.59%	6.62%	1.98%	5.13%	37.76%	21.68%	81.20%
Market Price	20.41%	6.58%	1.82%	5.09%	37.51%	19.74%	80.44%
Index Performance
Nasdaq AlphaDEX® United Kingdom Index(1)	22.92%	7.84%	N/A	N/A	45.85%	N/A	N/A
Nasdaq United Kingdom Index(1)	14.42%	6.60%	2.44%	N/A	37.65%	27.28%	N/A
MSCI United Kingdom Index	14.09%	6.87%	2.49%	4.39%	39.43%	27.90%	66.55%

(1)	Performance data is not available for all the periods shown in the table for the index because performance data does not exist for some of the entire periods.
(See Notes to Fund Performance Overview on page 34.)
Performance Review
The Fund generated a NAV return of 20.59% during the 12-month period covered by this report. During the same period, the MSCI United Kingdom Index (the “Benchmark”) generated a return of 14.09%. The greatest allocation in the Fund was to investments in the Consumer Discretionary sector, which received an allocation of 20.6%. The 5.7% contribution to the Fund’s return from investments in the Industrials sector was the greatest contribution of any sector to the Fund’s return. No sector contributed negatively to the Fund’s total return during the same period. The Fund’s currency exposure had a 6.7% impact on the Fund’s return during the period covered by this report.

Nasdaq® and Nasdaq AlphaDEX® United Kingdom Index are registered trademarks and service marks of Nasdaq, Inc. (together with its affiliates hereinafter referred to as the “Corporations”) and are licensed for use by First Trust. AlphaDEX® is a registered trademark owned by First Trust that has been licensed to Nasdaq, Inc. for use in the name of the Index. The Fund has not been passed on by the Corporations as to its legality or suitability. The Fund is not issued, endorsed, sold or promoted by the Corporations. THE CORPORATIONS MAKE NO WARRANTIES AND BEAR NO LIABILITY WITH RESPECT TO THE FUND.

Fund Performance Overview (Unaudited) (Continued)
First Trust United Kingdom AlphaDEX® Fund (FKU) (Continued)

Sector Allocation	% of Total Long-Term Investments
Consumer Discretionary	21.1%
Industrials	19.4
Materials	14.5
Financials	13.5
Consumer Staples	10.4
Utilities	5.1
Communication Services	4.8
Energy	4.2
Information Technology	3.2
Health Care	2.4
Real Estate	1.4
Total	100.0%

Top Ten Holdings	% of Total Long-Term Investments
Rolls-Royce Holdings PLC	4.0%
Taylor Wimpey PLC	2.9
Marks & Spencer Group PLC	2.8
Persimmon PLC	2.7
Mondi PLC	2.6
3i Group PLC	2.5
Centrica PLC	2.3
Melrose Industries PLC	2.2
Shell PLC	2.2
Barratt Developments PLC	2.2
Total	26.4%

Performance of a $10,000 Initial Investment
December 31, 2013 - December 31, 2023
$14,000
$13,000
$12,000
$11,000
$10,000
$9,000
$8,000
$12,790
$12,728
$12,168
12/31/13
6/30/14
12/31/14
6/30/15
12/31/15
6/30/16
12/31/16
6/30/17
12/31/17
6/30/18
12/31/18
6/30/19
12/31/19
6/30/20
12/31/20
6/30/21
12/31/21
6/30/22
12/31/22
6/30/23
12/31/23
First Trust United Kingdom AlphaDEX® Fund
MSCI United Kingdom Index
Nasdaq United Kingdom Index

Performance figures assume reinvestment of
all distributions and do not reflect the
deduction of taxes that a shareholder would
pay on Fund distributions or the redemption
or sale of Fund shares. An index is a statistical
composite that tracks a specified financial
market or sector. Unlike the Fund, the indices
do not actually hold a portfolio of securities
and therefore do not incur the expenses
incurred by the Fund. These expenses
negatively impact the performance of the
Fund. The Fund’s past performance does not
predict future performance.

Frequency Distribution of Discounts and Premiums
Information showing the number of days the market price of the Fund’s shares was greater (at a premium) and less (at a discount) than the Fund’s net asset value for the most recently completed year, and the most recently completed calendar quarters since that year (or life of the Fund, if shorter) is available at https://www.ftportfolios.com/Retail/etf/home.aspx.

Fund Performance Overview (Unaudited) (Continued)
First Trust India NIFTY 50 Equal Weight ETF (NFTY)
The First Trust India NIFTY 50 Equal Weight ETF (the “Fund”) seeks investment results that correspond generally to the price and yield (before the Fund’s fees and expenses) of an equity index called the NIFTY 50 Equal Weight Index (the “Index”). The Fund will normally invest at least 90% of its net assets (including investment borrowings) in the securities that comprise the Index. The shares of the Fund are listed and trade on Nasdaq under the ticker symbol “NFTY.” The Fund commenced trading on February 15, 2012.
The Index is an equally weighted total return index designed to provide diversified exposure to the NIFTY 50 Index, the main index for Indian equity securities. The NIFTY 50 Index is a market capitalization-weighted index comprising the 50 largest and most liquid Indian equity securities listed on the National Stock Exchange of India. All constituents of the NIFTY 50 Index will be included in the Index, but will be equally weighted.

Performance
		Average Annual Total Returns			Cumulative Total Returns
	1 Year Ended 12/31/23	5 Years Ended 12/31/23	10 Years Ended 12/31/23	Inception (2/14/12) to 12/31/23	5 Years Ended 12/31/23	10 Years Ended 12/31/23	Inception (2/14/12) to 12/31/23
Fund Performance
NAV	24.44%	10.91%	7.68%	7.33%	67.79%	109.54%	131.70%
Market Price	24.54%	10.88%	7.62%	7.36%	67.63%	108.41%	132.44%
Index Performance
NIFTY 50 Equal Weight Index(1)	30.28%	14.85%	N/A	N/A	99.84%	N/A	N/A
NIFTY 50 Index	20.82%	12.24%	11.23%	8.91%	78.12%	189.84%	175.60%
MSCI India Index	20.81%	11.78%	9.91%	7.89%	74.49%	157.23%	146.39%

(1)
On April 17, 2018, the Fund’s underlying index changed from the Nasdaq AlphaDEX® Taiwan Index to the Index. On July 14, 2015, the Fund’s
underlying index changed from the Defined Taiwan Index to the Nasdaq AlphaDEX® Taiwan Index. Therefore, the Fund’s performance and total returns shown for the periods prior to April 17, 2018, are not necessarily indicative of the performance that the Fund, based on the current index, would have generated. Since the Fund’s new underlying index had an inception date of September 29, 2017, it was not in existence for all the periods disclosed.

(See Notes to Fund Performance Overview on page 34.)
Performance Review
The Fund generated a NAV return of 24.44% during the 12-month period covered by this report. During the same period, the NIFTY 50 Index (the “Benchmark”) generated a return of 20.82%. During the same period, the Fund allocated the greatest weight to the Financials sector. Investments in this sector received an allocation of 20.8%. The Consumer Discretionary sector generated the largest contribution to the Fund’s return at 7.1% for the same period. No sectors contributed negatively to the Fund’s total return during the period. The Fund’s currency exposure generated a -0.6% impact on the Fund’s return during the period covered by this report.

The First Trust India NIFTY 50 Equal Weight ETF (the “Product”) offered by First Trust is not sponsored, endorsed, sold or promoted by NSE INDICES LIMITED (formerly known as India Index Services & Products Limited (IISL)). NSE INDICES LIMITED does not make any representation or warranty, express or implied (including warranties of merchantability or fitness for particular purpose or use) and disclaims all liability to the owners of the Product or any member of the public regarding the advisability of investing in securities generally or in the Product linked to the NIFTY 50 Equal Weight Index or particularly in the ability of the NIFTY 50 Equal Weight Index to track general stock market performance in India. Please read the full Disclaimers in relation to the NIFTY 50 Equal Weight Index in the Prospectus and Statement of Additional Information.

Fund Performance Overview (Unaudited) (Continued)
First Trust India NIFTY 50 Equal Weight ETF (NFTY) (Continued)

Sector Allocation	% of Total Long-Term Investments
Financials	19.9%
Consumer Discretionary	14.2
Materials	14.2
Information Technology	11.8
Consumer Staples	10.2
Health Care	9.9
Energy	7.9
Industrials	5.9
Utilities	4.0
Communication Services	2.0
Total	100.0%

Top Ten Holdings	% of Total Long-Term Investments
Tata Motors Ltd.	2.1%
Tata Consumer Products Ltd.	2.1
Hindalco Industries Ltd.	2.1
Bajaj Auto Ltd.	2.1
UltraTech Cement Ltd.	2.1
Mahindra & Mahindra Ltd.	2.0
Nestle India Ltd.	2.0
JSW Steel Ltd.	2.0
Tata Steel Ltd.	2.0
Bharti Airtel Ltd.	2.0
Total	20.5%

Performance of a $10,000 Initial Investment
December 31, 2013 - December 31, 2023
$30,000
$25,000
$20,000
$15,000
$10,000
$5,000
$28,984
$25,723
$20,954
12/31/13
6/30/14
12/31/14
6/30/15
12/31/15
6/30/16
12/31/16
6/30/17
12/31/17
6/30/18
12/31/18
6/30/19
12/31/19
6/30/20
12/31/20
6/30/21
12/31/21
6/30/22
12/31/22
6/30/23
12/31/23
First Trust India NIFTY 50 Equal Weight ETF
NIFTY 50 Index
MSCI India Index

Performance figures assume reinvestment of
all distributions and do not reflect the
deduction of taxes that a shareholder would
pay on Fund distributions or the redemption
or sale of Fund shares. An index is a statistical
composite that tracks a specified financial
market or sector. Unlike the Fund, the indices
do not actually hold a portfolio of securities
and therefore do not incur the expenses
incurred by the Fund. These expenses
negatively impact the performance of the
Fund. The Fund’s past performance does not
predict future performance.

Frequency Distribution of Discounts and Premiums
Information showing the number of days the market price of the Fund’s shares was greater (at a premium) and less (at a discount) than the Fund’s net asset value for the most recently completed year, and the most recently completed calendar quarters since that year (or life of the Fund, if shorter) is available at https://www.ftportfolios.com/Retail/etf/home.aspx.

Fund Performance Overview (Unaudited) (Continued)
First Trust Switzerland AlphaDEX® Fund (FSZ)
The First Trust Switzerland AlphaDEX® Fund (the “Fund”) seeks investment results that correspond generally to the price and yield (before the Fund’s fees and expenses) of an equity index called the Nasdaq AlphaDEX® Switzerland Index (the “Index”). The Fund will normally invest at least 90% of its net assets (including investment borrowings) in the securities that comprise the Index. The shares of the Fund are listed and trade on Nasdaq under the ticker symbol “FSZ.” The Fund commenced trading on February 15, 2012.
The Index employs the AlphaDEX® stock selection methodology which uses fundamental growth and value factors to objectively select stocks from the Nasdaq Switzerland Index which may generate positive alpha relative to traditional passive indices. The Index is a modified equal-dollar weighted index where higher ranked stocks receive a higher weight within the Index.

Performance
		Average Annual Total Returns			Cumulative Total Returns
	1 Year Ended 12/31/23	5 Years Ended 12/31/23	10 Years Ended 12/31/23	Inception (2/14/12) to 12/31/23	5 Years Ended 12/31/23	10 Years Ended 12/31/23	Inception (2/14/12) to 12/31/23
Fund Performance
NAV	22.07%	10.69%	6.87%	8.91%	66.18%	94.29%	175.58%
Market Price	22.43%	10.68%	6.79%	8.92%	66.10%	92.83%	175.99%
Index Performance
Nasdaq AlphaDEX® Switzerland Index(1)	22.42%	11.25%	N/A	N/A	70.44%	N/A	N/A
Nasdaq Switzerland Index(1)	15.91%	10.44%	5.70%	N/A	64.32%	74.05%	N/A
MSCI Switzerland Index	15.70%	10.74%	5.88%	8.20%	66.56%	77.09%	155.03%

(1)	Performance data is not available for all the periods shown in the table for the index because performance data does not exist for some of the entire periods.
(See Notes to Fund Performance Overview on page 34.)
Performance Review
The Fund generated a NAV return of 22.07% during the 12-month period covered by this report. During the same period, the MSCI Switzerland Index (the “Benchmark”) generated a return of 15.70%. Over the same period, the Fund was most heavily weighted towards the Industrials sector at 25.8%. The Industrials sector contributed 9.4% to the Fund’s overall return, the most of any sector. No sector contributed negatively to the Fund’s total return. The total currency effect to the Fund over the period covered by this report was 10.9%.

Nasdaq® and Nasdaq AlphaDEX® Switzerland Index are registered trademarks and service marks of Nasdaq, Inc. (together with its affiliates hereinafter referred to as the “Corporations”) and are licensed for use by First Trust. AlphaDEX® is a registered trademark owned by First Trust that has been licensed to Nasdaq, Inc. for use in the name of the Index. The Fund has not been passed on by the Corporations as to its legality or suitability. The Fund is not issued, endorsed, sold or promoted by the Corporations. THE CORPORATIONS MAKE NO WARRANTIES AND BEAR NO LIABILITY WITH RESPECT TO THE FUND.

Fund Performance Overview (Unaudited) (Continued)
First Trust Switzerland AlphaDEX® Fund (FSZ) (Continued)

Sector Allocation	% of Total Long-Term Investments
Industrials	26.0%
Financials	20.6
Health Care	15.7
Materials	8.7
Consumer Discretionary	8.7
Real Estate	6.7
Consumer Staples	3.9
Utilities	3.9
Communication Services	3.7
Information Technology	2.1
Total	100.0%

Top Ten Holdings	% of Total Long-Term Investments
Adecco Group AG	5.8%
UBS Group AG	4.7
VAT Group AG	4.6
Holcim AG	4.5
BKW AG	3.9
Flughafen Zurich AG	3.9
Siegfried Holding AG	3.8
Swiss Prime Site AG	3.8
Swisscom AG	3.7
Bucher Industries AG	3.6
Total	42.3%

Performance of a $10,000 Initial Investment
December 31, 2013 - December 31, 2023

$25,000
$20,000
$15,000
$10,000
$5,000
12/31/13
6/30/14
12/31/14
6/30/15
12/31/15
6/30/16
12/31/16
6/30/17
12/31/17
6/30/18
12/31/18
6/30/19
12/31/19
6/30/20
12/31/20
6/30/21
12/31/21
6/30/22
12/31/22
6/30/23
12/31/23
$19,429
$17,709
$17,405
First Trust Switzerland AlphaDEX® Fund
MSCI Switzerland Index
Nasdaq Switzerland Index

Performance figures assume reinvestment of
all distributions and do not reflect the
deduction of taxes that a shareholder would
pay on Fund distributions or the redemption
or sale of Fund shares. An index is a statistical
composite that tracks a specified financial
market or sector. Unlike the Fund, the indices
do not actually hold a portfolio of securities
and therefore do not incur the expenses
incurred by the Fund. These expenses
negatively impact the performance of the
Fund. The Fund’s past performance does not
predict future performance.

Frequency Distribution of Discounts and Premiums
Information showing the number of days the market price of the Fund’s shares was greater (at a premium) and less (at a discount) than the Fund’s net asset value for the most recently completed year, and the most recently completed calendar quarters since that year (or life of the Fund, if shorter) is available at https://www.ftportfolios.com/Retail/etf/home.aspx.

Fund Performance Overview (Unaudited) (Continued)
First Trust Developed Markets ex-US Small Cap AlphaDEX® Fund (FDTS)
The First Trust Developed Markets ex-US Small Cap AlphaDEX® Fund (the “Fund”) seeks investment results that correspond generally to the price and yield (before the Fund’s fees and expenses) of an equity index called the Nasdaq AlphaDEX® Developed Markets Ex-US Small Cap Index (the “Index”). The Fund will normally invest at least 90% of its net assets (including investment borrowings) in the securities that comprise the Index. The shares of the Fund are listed and trade on Nasdaq under the ticker symbol “FDTS.” The Fund commenced trading on February 16, 2012.
The Index employs the AlphaDEX® stock selection methodology which uses fundamental growth and value factors to objectively select stocks from the Nasdaq Developed Markets Ex-US Small Cap Index which may generate positive alpha relative to traditional passive indices. The Index is a modified equal-dollar weighted index where higher ranked stocks receive a higher weight within the Index.

Performance
		Average Annual Total Returns			Cumulative Total Returns
	1 Year Ended 12/31/23	5 Years Ended 12/31/23	10 Years Ended 12/31/23	Inception (2/15/12) to 12/31/23	5 Years Ended 12/31/23	10 Years Ended 12/31/23	Inception (2/15/12) to 12/31/23
Fund Performance
NAV	11.13%	7.00%	3.53%	5.05%	40.23%	41.53%	79.56%
Market Price	10.98%	7.02%	3.40%	5.02%	40.38%	39.64%	78.85%
Index Performance
Nasdaq AlphaDEX® Developed Markets Ex-US Small Cap Index(1)	12.86%	8.02%	N/A	N/A	47.10%	N/A	N/A
Nasdaq Developed Markets Ex-US Small Cap Index(1)	12.97%	5.84%	3.92%	N/A	32.84%	46.91%	N/A
MSCI World ex-USA Small Cap Index	12.62%	7.05%	4.63%	6.36%	40.59%	57.17%	107.95%
MSCI World ex-USA Index	17.94%	8.45%	4.32%	5.92%	50.03%	52.60%	97.86%

(1)	Performance data is not available for all the periods shown in the table for the index because performance data does not exist for some of the entire periods.
(See Notes to Fund Performance Overview on page 34.)
Performance Review
The Fund generated a NAV return of 11.13% during the 12-month period covered by this report. During the same period, the MSCI World ex-USA Small Cap Index (the “Benchmark”) generated a return of 12.62%. Japan was the largest country allocation by average weight at 33.1%, and also the country with the largest contribution to the Fund’s total return at 6.8%. The most negative contributions to the Fund’s return came from investments in Spain and Australia, both contributing -0.3% to the Fund’s total return. The Fund’s currency exposure had a -0.6% contribution to the Fund’s return during the period covered by this report.

Nasdaq® and Nasdaq AlphaDEX® Developed Markets Ex-US Small Cap Index are registered trademarks and service marks of Nasdaq, Inc. (together with its affiliates hereinafter referred to as the “Corporations”) and are licensed for use by First Trust. AlphaDEX® is a registered trademark owned by First Trust that has been licensed to Nasdaq, Inc. for use in the name of the Index. The Fund has not been passed on by the Corporations as to its legality or suitability. The Fund is not issued, endorsed, sold or promoted by the Corporations. THE CORPORATIONS MAKE NO WARRANTIES AND BEAR NO LIABILITY WITH RESPECT TO THE FUND.

Fund Performance Overview (Unaudited) (Continued)
First Trust Developed Markets ex-US Small Cap AlphaDEX® Fund (FDTS) (Continued)

Sector Allocation	% of Total Long-Term Investments
Industrials	19.7%
Consumer Discretionary	18.7
Materials	17.5
Energy	11.0
Financials	7.4
Consumer Staples	6.6
Information Technology	6.5
Health Care	4.2
Utilities	3.5
Communication Services	2.8
Real Estate	2.1
Total	100.0%

Top Ten Holdings	% of Total Long-Term Investments
Embracer Group AB	0.5%
West African Resources Ltd.	0.5
NS United Kaiun Kaisha Ltd.	0.5
Soulbrain Holdings Co., Ltd.	0.5
Shaftesbury Capital PLC	0.5
Hoegh Autoliners ASA	0.5
Ferrexpo PLC	0.5
LANXESS AG	0.5
GNI Group Ltd.	0.5
Teekay Tankers Ltd., Class A	0.5
Total	5.0%

Performance of a $10,000 Initial Investment
December 31, 2013 - December 31, 2023

$18,000
$16,000
$14,000
$12,000
$10,000
$8,000
12/31/13
6/30/14
12/31/14
6/30/15
12/31/15
6/30/16
12/31/16
6/30/17
12/31/17
6/30/18
12/31/18
6/30/19
12/31/19
6/30/20
12/31/20
6/30/21
12/31/21
6/30/22
12/31/22
6/30/23
12/31/23
$15,717
$15,260
$14,691
$14,153
First Trust Developed Markets ex-US Small Cap AlphaDEX® Fund
Nasdaq Developed Markets Ex-US Small Cap Index
MSCI World ex-USA Small Cap Index
MSCI World ex-USA Index

Performance figures assume reinvestment of
all distributions and do not reflect the
deduction of taxes that a shareholder would
pay on Fund distributions or the redemption
or sale of Fund shares. An index is a statistical
composite that tracks a specified financial
market or sector. Unlike the Fund, the indices
do not actually hold a portfolio of securities
and therefore do not incur the expenses
incurred by the Fund. These expenses
negatively impact the performance of the
Fund. The Fund’s past performance does not
predict future performance.

Frequency Distribution of Discounts and Premiums
Information showing the number of days the market price of the Fund’s shares was greater (at a premium) and less (at a discount) than the Fund’s net asset value for the most recently completed year, and the most recently completed calendar quarters since that year (or life of the Fund, if shorter) is available at https://www.ftportfolios.com/Retail/etf/home.aspx.

Fund Performance Overview (Unaudited) (Continued)
First Trust Emerging Markets Small Cap AlphaDEX® Fund (FEMS)
The First Trust Emerging Markets Small Cap AlphaDEX® Fund (the “Fund”) seeks investment results that correspond generally to the price and yield (before the Fund’s fees and expenses) of an equity index called the Nasdaq AlphaDEX® Emerging Markets Small Cap Index (the “Index”). The Fund will normally invest at least 90% of its net assets (including investment borrowings) in the securities that comprise the Index. The shares of the Fund are listed and trade on Nasdaq under the ticker symbol “FEMS.” The Fund commenced trading on February 16, 2012.
The Index employs the AlphaDEX® stock selection methodology which uses fundamental growth and value factors to objectively select stocks from the Nasdaq Emerging Markets Small Cap Index which may generate positive alpha relative to traditional passive indices. The Index is a modified equal-dollar weighted index where higher ranked stocks receive a higher weight within the Index.

Performance
		Average Annual Total Returns			Cumulative Total Returns
	1 Year Ended 12/31/23	5 Years Ended 12/31/23	10 Years Ended 12/31/23	Inception (2/15/12) to 12/31/23	5 Years Ended 12/31/23	10 Years Ended 12/31/23	Inception (2/15/12) to 12/31/23
Fund Performance
NAV	3.21%	8.40%	4.89%	5.87%	49.65%	61.19%	96.78%
Market Price	3.23%	8.66%	4.78%	5.90%	51.46%	59.48%	97.57%
Index Performance
Nasdaq AlphaDEX® Emerging Markets Small Cap Index(1)	5.60%	10.11%	N/A	N/A	61.86%	N/A	N/A
Nasdaq Emerging Markets Small Cap Index(1)	13.50%	8.17%	5.28%	N/A	48.07%	67.22%	N/A
MSCI Emerging Markets Small Cap Index	23.92%	9.92%	5.34%	4.83%	60.46%	68.25%	75.05%
MSCI Emerging Markets Index	9.83%	3.69%	2.66%	2.20%	19.84%	30.04%	29.45%

(1)	Performance data is not available for all the periods shown in the table for the index because performance data does not exist for some of the entire periods.
(See Notes to Fund Performance Overview on page 34.)
Performance Review
The Fund generated a NAV return of 3.21% during the 12-month period covered by this report. During the same period, the MSCI Emerging Markets Small Cap Index (the “Benchmark”) generated a return of 23.92%. During the same period, the Fund was most heavily weighted toward investments in Taiwan and Turkey with allocations of 21.6% and 18.1%, respectively. Investments in Taiwan contributed 7.9% to the Fund’s overall return, the most of any country. Investments in China contributed -2.9% to the Fund’s return, the most negative of any country. The total currency effect to the Fund over the period covered by this report was -6.1%.

Nasdaq® and Nasdaq AlphaDEX® Emerging Markets Small Cap Index are registered trademarks and service marks of Nasdaq, Inc. (together with its affiliates hereinafter referred to as the “Corporations”) and are licensed for use by First Trust. AlphaDEX® is a registered trademark owned by First Trust that has been licensed to Nasdaq, Inc. for use in the name of the Index. The Fund has not been passed on by the Corporations as to its legality or suitability. The Fund is not issued, endorsed, sold or promoted by the Corporations. THE CORPORATIONS MAKE NO WARRANTIES AND BEAR NO LIABILITY WITH RESPECT TO THE FUND.

Fund Performance Overview (Unaudited) (Continued)
First Trust Emerging Markets Small Cap AlphaDEX® Fund (FEMS) (Continued)

Sector Allocation	% of Total Long-Term Investments
Industrials	19.4%
Materials	13.3
Consumer Discretionary	13.1
Information Technology	11.0
Real Estate	8.8
Utilities	8.4
Energy	8.2
Financials	7.0
Consumer Staples	5.1
Communication Services	3.1
Health Care	2.6
Total	100.0%

Top Ten Holdings	% of Total Long-Term Investments
L&K Engineering Co., Ltd.	1.3%
Alior Bank S.A.	1.1
Allos S.A.	1.0
African Rainbow Minerals Ltd.	1.0
Anadolu Efes Biracilik Ve Malt Sanayii A.S.	1.0
Regional Container Lines PCL	1.0
Resilient REIT Ltd.	1.0
Bradespar S.A.	1.0
Tauron Polska Energia S.A.	1.0
Redefine Properties Ltd.	0.9
Total	10.3%

Performance of a $10,000 Initial Investment
December 31, 2013 - December 31, 2023
$18,000
$16,000
$14,000
$12,000
$10,000
$8,000
$16,825
$16,722
$16,119
$13,004
12/31/13
6/30/14
12/31/14
6/30/15
12/31/15
6/30/16
12/31/16
6/30/17
12/31/17
6/30/18
12/31/18
6/30/19
12/31/19
6/30/20
12/31/20
6/30/21
12/31/21
6/30/22
12/31/22
6/30/23
12/31/23
First Trust Emerging Markets Small Cap AlphaDEX® Fund
Nasdaq Emerging Markets Small Cap Index
MSCI Emerging Markets Small Cap Index
MSCI Emerging Markets Index

Performance figures assume reinvestment of
all distributions and do not reflect the
deduction of taxes that a shareholder would
pay on Fund distributions or the redemption
or sale of Fund shares. An index is a statistical
composite that tracks a specified financial
market or sector. Unlike the Fund, the indices
do not actually hold a portfolio of securities
and therefore do not incur the expenses
incurred by the Fund. These expenses
negatively impact the performance of the
Fund. The Fund’s past performance does not
predict future performance.

Frequency Distribution of Discounts and Premiums
Information showing the number of days the market price of the Fund’s shares was greater (at a premium) and less (at a discount) than the Fund’s net asset value for the most recently completed year, and the most recently completed calendar quarters since that year (or life of the Fund, if shorter) is available at https://www.ftportfolios.com/Retail/etf/home.aspx.

Fund Performance Overview (Unaudited) (Continued)
First Trust Eurozone AlphaDEX® ETF (FEUZ)
The First Trust Eurozone AlphaDEX® ETF (the “Fund”) seeks investment results that correspond generally to the price and yield (before the Fund’s fees and expenses) of an equity index called the Nasdaq AlphaDEX® Eurozone Index (the “Index”). The Fund will normally invest at least 90% of its net assets (including investment borrowings) in the securities that comprise the Index. The shares of the Fund are listed and trade on Nasdaq under the ticker symbol “FEUZ.” The Fund commenced trading on October 22, 2014.
The Index employs the AlphaDEX® stock selection methodology which uses fundamental growth and value factors to objectively select stocks from the Nasdaq Eurozone Index which may generate positive alpha relative to traditional passive indices. The Index is a modified equal-dollar weighted index where higher ranked stocks receive a higher weight within the Index.

Performance
		Average Annual Total Returns		Cumulative Total Returns
	1 Year Ended 12/31/23	5 Years Ended 12/31/23	Inception (10/21/14) to 12/31/23	5 Years Ended 12/31/23	Inception (10/21/14) to 12/31/23
Fund Performance
NAV	15.71%	5.89%	5.29%	33.15%	60.61%
Market Price	16.86%	5.88%	5.28%	33.05%	60.53%
Index Performance
Nasdaq AlphaDEX® Eurozone Index	16.93%	6.57%	5.88%	37.45%	69.06%
Nasdaq Eurozone Index	22.22%	8.65%	5.54%	51.42%	64.22%
MSCI EMU Index	22.94%	8.79%	5.54%	52.42%	64.16%
(See Notes to Fund Performance Overview on page 34.)
Performance Review
The Fund generated a NAV return of 15.71% during the 12-month period covered by this report. During the same period, the MSCI EMU Index (the “Benchmark”) generated a return of 22.94%. The two largest allocations by country during the period were France, with an allocation of 24.6%, and Germany, with an allocation of 27.4%. France contributed 4.8% toward the Fund’s return, which was the largest contribution of any country. The largest negative contribution to the Fund’s return came from Swiss investments, which contributed -0.2% to the Fund’s return. The total currency effect to the Fund over the period covered by this report was 4.2%.

Nasdaq® and Nasdaq AlphaDEX® Eurozone Index are registered trademarks and service marks of Nasdaq, Inc. (together with its affiliates hereinafter referred to as the “Corporations”) and are licensed for use by First Trust. AlphaDEX® is a registered trademark owned by First Trust that has been licensed to Nasdaq, Inc. for use in the name of the Index. The Fund has not been passed on by the Corporations as to its legality or suitability. The Fund is not issued, endorsed, sold or promoted by the Corporations. THE CORPORATIONS MAKE NO WARRANTIES AND BEAR NO LIABILITY WITH RESPECT TO THE FUND.

Fund Performance Overview (Unaudited) (Continued)
First Trust Eurozone AlphaDEX® ETF (FEUZ) (Continued)

Sector Allocation	% of Total Long-Term Investments
Financials	26.7%
Industrials	18.7
Consumer Discretionary	12.7
Materials	9.6
Energy	7.7
Utilities	7.3
Communication Services	6.6
Information Technology	3.7
Health Care	3.3
Consumer Staples	3.2
Real Estate	0.5
Total	100.0%

Top Ten Holdings	% of Total Long-Term Investments
Deutsche Bank AG	1.3%
ACS Actividades de Construccion y Servicios S.A.	1.2
Telekom Austria AG	1.2
voestalpine AG	1.2
A2A S.p.A.	1.2
Heidelberg Materials AG	1.2
Credit Agricole S.A.	1.2
Raiffeisen Bank International AG	1.1
UniCredit S.p.A.	1.1
ArcelorMittal S.A.	1.1
Total	11.8%

Performance of a $10,000 Initial Investment
October 21, 2014 - December 31, 2023

$18,000
$16,000
$14,000
$12,000
$10,000
$8,000
$16,906
$16,422
$16,416
$16,061
10/21/14
12/31/14
6/30/15
12/31/15
6/30/16
12/31/16
6/30/17
12/31/17
6/30/18
12/31/18
6/30/19
12/31/19
6/30/20
12/31/20
6/30/21
12/31/21
6/30/22
12/31/22
6/30/23
12/31/23
First Trust Eurozone AlphaDEX® ETF
Nasdaq AlphaDEX® Eurozone Index
Nasdaq Eurozone Index
MSCI EMU Index

Performance figures assume reinvestment of
all distributions and do not reflect the
deduction of taxes that a shareholder would
pay on Fund distributions or the redemption
or sale of Fund shares. An index is a statistical
composite that tracks a specified financial
market or sector. Unlike the Fund, the indices
do not actually hold a portfolio of securities
and therefore do not incur the expenses
incurred by the Fund. These expenses
negatively impact the performance of the
Fund. The Fund’s past performance does not
predict future performance.

Frequency Distribution of Discounts and Premiums
Information showing the number of days the market price of the Fund’s shares was greater (at a premium) and less (at a discount) than the Fund’s net asset value for the most recently completed year, and the most recently completed calendar quarters since that year (or life of the Fund, if shorter) is available at https://www.ftportfolios.com/Retail/etf/home.aspx.

Notes to Fund Performance Overview (Unaudited)
Total returns for the periods since inception are calculated from the inception date of each Fund. “Average Annual Total Returns” represent the average annual change in value of an investment over the periods indicated. “Cumulative Total Returns” represent the total change in value of an investment over the periods indicated.
Each Fund’s per share net asset value (“NAV”) is the value of one share of the Fund and is computed by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of outstanding shares. The price used to calculate market return (“Market Price”) is determined by using the midpoint of the national best bid and offer price (“NBBO”) as of the time that the Fund’s NAV is calculated. Under the Securities and Exchange Commission’s rules, the NBBO consists of the highest displayed buy and lowest sell prices among the various exchanges trading the Fund at the time the Fund’s NAV is calculated. Prior to January 1, 2019, the price used was the midpoint between the highest bid and the lowest offer on the stock exchange on which shares of the Fund were listed for trading as of the time that the Fund’s NAV was calculated. Since shares of each Fund did not trade in the secondary market until after the Fund’s inception, for the period from inception to the first day of secondary market trading in shares of the Fund, the NAV of each Fund is used as a proxy for the secondary market trading price to calculate market returns. NAV and market returns assume that all distributions have been reinvested in each Fund at NAV and Market Price, respectively.
An index is a statistical composite that tracks a specified financial market or sector. Unlike each Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by each Fund. These expenses negatively impact the performance of each Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The total returns presented reflect the reinvestment of dividends on securities in the indices. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. The investment return and principal value of shares of each Fund will vary with changes in market conditions. Shares of each Fund may be worth more or less than their original cost when they are redeemed or sold in the market. Each Fund’s past performance is no guarantee of future performance.

First Trust Exchange-Traded AlphaDEX® Fund II
Understanding Your Fund Expenses
December 31, 2023 (Unaudited)
As a shareholder of First Trust Asia Pacific ex-Japan AlphaDEX® Fund, First Trust Europe AlphaDEX® Fund, First Trust Latin America AlphaDEX® Fund, First Trust Brazil AlphaDEX® Fund, First Trust China AlphaDEX® Fund, First Trust Japan AlphaDEX® Fund, First Trust Developed Markets ex-US AlphaDEX® Fund, First Trust Emerging Markets AlphaDEX® Fund, First Trust Germany AlphaDEX® Fund, First Trust United Kingdom AlphaDEX® Fund, First Trust India NIFTY 50 Equal Weight ETF, First Trust Switzerland AlphaDEX® Fund, First Trust Developed Markets ex-US Small Cap AlphaDEX® Fund, First Trust Emerging Markets Small Cap AlphaDEX® Fund or First Trust Eurozone AlphaDEX® ETF (each a “Fund” and collectively, the “Funds”), you incur two types of costs: (1) transaction costs; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, if any, and other Fund expenses. This Example is intended to help you understand your ongoing costs (in U.S. dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other funds.
The Example is based on an investment of $1,000 invested at the beginning of the period and held through the six-month period ended December 31, 2023.
Actual Expenses
The first line in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this six-month period.
Hypothetical Example for Comparison Purposes
The second line in the following table provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not each Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as brokerage commissions. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value July 1, 2023	Ending Account Value December 31, 2023	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period (a)
First Trust Asia Pacific ex-Japan AlphaDEX® Fund (FPA)
Actual	$1,000.00	$1,050.80	0.80%	$4.14
Hypothetical (5% return before expenses)	$1,000.00	$1,021.17	0.80%	$4.08
First Trust Europe AlphaDEX® Fund (FEP)
Actual	$1,000.00	$1,064.60	0.80%	$4.16
Hypothetical (5% return before expenses)	$1,000.00	$1,021.17	0.80%	$4.08
First Trust Latin America AlphaDEX® Fund (FLN)
Actual	$1,000.00	$1,109.50	0.80%	$4.25
Hypothetical (5% return before expenses)	$1,000.00	$1,021.17	0.80%	$4.08
First Trust Brazil AlphaDEX® Fund (FBZ)
Actual	$1,000.00	$1,120.30	0.80%	$4.28
Hypothetical (5% return before expenses)	$1,000.00	$1,021.17	0.80%	$4.08
First Trust China AlphaDEX® Fund (FCA)
Actual	$1,000.00	$944.30	0.80%	$3.92
Hypothetical (5% return before expenses)	$1,000.00	$1,021.17	0.80%	$4.08
First Trust Japan AlphaDEX® Fund (FJP)
Actual	$1,000.00	$1,083.40	0.80%	$4.20
Hypothetical (5% return before expenses)	$1,000.00	$1,021.17	0.80%	$4.08

First Trust Exchange-Traded AlphaDEX® Fund II
Understanding Your Fund Expenses (Continued)
December 31, 2023 (Unaudited)
	Beginning Account Value July 1, 2023	Ending Account Value December 31, 2023	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period (a)
First Trust Developed Markets ex-US AlphaDEX® Fund (FDT)
Actual	$1,000.00	$1,050.30	0.80%	$4.13
Hypothetical (5% return before expenses)	$1,000.00	$1,021.17	0.80%	$4.08
First Trust Emerging Markets AlphaDEX® Fund (FEM)
Actual	$1,000.00	$1,084.10	0.80%	$4.20
Hypothetical (5% return before expenses)	$1,000.00	$1,021.17	0.80%	$4.08
First Trust Germany AlphaDEX® Fund (FGM)
Actual	$1,000.00	$1,009.30	0.80%	$4.05
Hypothetical (5% return before expenses)	$1,000.00	$1,021.17	0.80%	$4.08
First Trust United Kingdom AlphaDEX® Fund (FKU)
Actual	$1,000.00	$1,125.80	0.80%	$4.29
Hypothetical (5% return before expenses)	$1,000.00	$1,021.17	0.80%	$4.08
First Trust India NIFTY 50 Equal Weight ETF (NFTY)
Actual	$1,000.00	$1,147.00	0.80%	$4.33
Hypothetical (5% return before expenses)	$1,000.00	$1,021.17	0.80%	$4.08
First Trust Switzerland AlphaDEX® Fund (FSZ)
Actual	$1,000.00	$1,078.00	0.80%	$4.19
Hypothetical (5% return before expenses)	$1,000.00	$1,021.17	0.80%	$4.08
First Trust Developed Markets ex-US Small Cap AlphaDEX® Fund (FDTS)
Actual	$1,000.00	$1,066.70	0.80%	$4.17
Hypothetical (5% return before expenses)	$1,000.00	$1,021.17	0.80%	$4.08
First Trust Emerging Markets Small Cap AlphaDEX® Fund (FEMS)
Actual	$1,000.00	$1,081.60	0.80%	$4.20
Hypothetical (5% return before expenses)	$1,000.00	$1,021.17	0.80%	$4.08
First Trust Eurozone AlphaDEX® ETF (FEUZ)
Actual	$1,000.00	$1,036.20	0.80%	$4.11
Hypothetical (5% return before expenses)	$1,000.00	$1,021.17	0.80%	$4.08

(a)
Expenses are equal to the annualized expense ratio as indicated in the table multiplied by the average account value over the period (July 1, 2023 through December 31, 2023), multiplied by 184/365 (to reflect the six-month period).

First Trust Asia Pacific ex-Japan AlphaDEX® Fund (FPA)
Portfolio of Investments
December 31, 2023

Shares	Description	Value
COMMON STOCKS (a) (b) — 99.5%
	Australia — 28.4%
23,705	AGL Energy Ltd. (AUD)	$153,138
1,962	Altium Ltd. (AUD)	62,639
12,542	Ampol Ltd. (AUD)	308,965
9,912	ANZ Group Holdings Ltd. (AUD)	175,077
2,075	Aristocrat Leisure Ltd. (AUD)	57,720
1,916	BHP Group Ltd. (AUD)	65,818
17,445	BlueScope Steel Ltd. (AUD)	278,177
6,069	CAR Group Ltd. (AUD)	128,786
332	Cochlear Ltd. (AUD)	67,572
6,532	Computershare Ltd. (AUD)	108,565
25,770	Evolution Mining Ltd. (AUD)	69,541
8,105	Fortescue Ltd. (AUD)	160,282
135,006	Incitec Pivot Ltd. (AUD)	261,279
29,853	Insurance Australia Group Ltd. (AUD)	115,143
5,833	National Australia Bank Ltd. (AUD)	122,029
8,105	Northern Star Resources Ltd. (AUD)	75,391
10,877	Orica Ltd. (AUD)	118,149
39,434	Pilbara Minerals Ltd. (AUD)	106,146
3,050	Pro Medicus Ltd. (AUD)	199,175
16,367	Qantas Airways Ltd. (AUD) (c)	59,893
16,190	QBE Insurance Group Ltd. (AUD)	163,394
9,102	Reece Ltd. (AUD)	138,875
747	Rio Tinto Ltd. (AUD)	69,057
42,928	Santos Ltd. (AUD)	222,325
7,683	SEEK Ltd. (AUD)	139,947
13,609	Seven Group Holdings Ltd. (AUD)	342,205
18,207	Suncorp Group Ltd. (AUD)	171,839
3,208	Wesfarmers Ltd. (AUD)	124,695
59,623	Whitehaven Coal Ltd. (AUD)	302,288
9,294	Woodside Energy Group Ltd. (AUD)	196,715
19,479	Worley Ltd. (AUD)	231,763
81,996	Yancoal Australia Ltd. (AUD) (d)	276,587
		5,073,175
	Bermuda — 0.9%
1,490,000	United Energy Group Ltd. (HKD) (d)	162,195
	Cayman Islands — 6.6%
41,371	CK Asset Holdings Ltd. (HKD)	207,690
51,326	CK Hutchison Holdings Ltd. (HKD)	275,084
125,600	MGM China Holdings Ltd. (HKD) (c)	159,403
Shares	Description	Value

	Cayman Islands (Continued)
98,156	SITC International Holdings Co., Ltd. (HKD)	$169,449
416,841	WH Group Ltd. (HKD) (e) (f)	269,050
114,400	Wynn Macau Ltd. (HKD) (c)	94,204
		1,174,880
	Hong Kong — 5.9%
7,500	CLP Holdings Ltd. (HKD)	61,904
40,000	Hang Lung Properties Ltd. (HKD)	55,734
42,000	Henderson Land Development Co., Ltd. (HKD)	129,359
55,800	Link REIT (HKD)	313,355
11,500	Power Assets Holdings Ltd. (HKD)	66,642
48,000	Sino Land Co., Ltd. (HKD)	52,189
15,500	Sun Hung Kai Properties, Ltd. (HKD)	167,634
24,500	Swire Pacific Ltd., Class A (HKD)	207,396
		1,054,213
	Luxembourg — 1.5%
79,610	Samsonite International S.A. (HKD) (c) (e) (f)	262,529
	New Zealand — 0.7%
18,933	Spark New Zealand Ltd. (NZD)	61,997
754	Xero Ltd. (AUD) (c)	57,701
		119,698
	Singapore — 7.2%
2,200	DBS Group Holdings Ltd. (SGD)	55,694
88,400	Genting Singapore Ltd. (SGD)	66,982
4,700	Jardine Cycle & Carriage Ltd. (SGD)	105,984
56,300	Keppel Corp., Ltd. (SGD)	301,603
14,700	Sembcorp Industries Ltd. (SGD)	59,145
34,700	Singapore Airlines Ltd. (SGD)	172,481
19,100	Singapore Technologies Engineering Ltd. (SGD)	56,298
30,900	Singapore Telecommunications Ltd. (SGD)	57,832
2,600	United Overseas Bank Ltd. (SGD)	56,049
40,000	Wilmar International Ltd. (SGD)	108,202
225,000	Yangzijiang Shipbuilding Holdings Ltd. (SGD)	254,025
		1,294,295
	South Korea — 48.3%
481	CJ CheilJedang Corp. (KRW)	121,006
3,304	DB Insurance Co., Ltd. (KRW)	214,725
7,239	Doosan Bobcat, Inc. (KRW)	283,287
1,167	Ecopro BM Co., Ltd. (KRW)	260,964
See Notes to Financial Statements

First Trust Asia Pacific ex-Japan AlphaDEX® Fund (FPA)
Portfolio of Investments (Continued)
December 31, 2023
Shares	Description	Value
COMMON STOCKS (a) (b) (Continued)
	South Korea (Continued)
410	Ecopro Co., Ltd. (KRW)	$205,971
6,958	Hana Financial Group, Inc. (KRW)	234,473
7,458	Hankook Tire & Technology Co., Ltd. (KRW)	262,903
15,677	Hanon Systems (KRW)	88,738
1,412	Hanwha Aerospace Co., Ltd. (KRW)	136,497
5,568	HD Hyundai Co., Ltd. (KRW)	273,666
2,661	HD Korea Shipbuilding & Offshore Engineering Co., Ltd. (KRW)	249,798
22,705	HMM Co., Ltd. (KRW)	345,185
2,002	Hyundai Glovis Co., Ltd. (KRW)	297,681
1,228	Hyundai Mobis Co., Ltd. (KRW)	225,977
1,546	Hyundai Motor Co. (KRW)	244,282
7,762	Hyundai Steel Co. (KRW)	219,981
26,347	Industrial Bank of Korea (KRW)	242,624
6,676	KB Financial Group, Inc. (KRW)	280,435
4,536	Kia Corp. (KRW)	352,201
13,579	Korean Air Lines Co., Ltd. (KRW)	251,990
8,910	KT Corp. (KRW)	237,987
906	LG Innotek Co., Ltd. (KRW)	168,481
4,013	Meritz Financial Group, Inc. (KRW)	184,151
6,812	Posco DX Co., Ltd. (KRW)	392,461
616	POSCO Future M Co., Ltd. (KRW)	171,709
690	POSCO Holdings, Inc. (KRW)	267,610
4,137	Posco International Corp. (KRW)	200,442
2,059	Samsung C&T Corp. (KRW)	207,035
3,239	Samsung Electronics Co., Ltd. (KRW)	197,423
7,323	Samsung Engineering Co., Ltd. (KRW) (c)	164,894
850	Samsung Fire & Marine Insurance Co., Ltd. (KRW)	173,577
47,091	Samsung Heavy Industries Co., Ltd. (KRW) (c)	283,372
2,101	Samsung Life Insurance Co., Ltd. (KRW)	112,726
1,638	Samsung SDS Co., Ltd. (KRW)	216,213
4,148	Shinhan Financial Group Co., Ltd. (KRW)	129,313
4,260	SK Telecom Co., Ltd. (KRW)	165,716
1,010	SK, Inc. (KRW)	139,592
Shares	Description	Value

	South Korea (Continued)
24,091	Woori Financial Group, Inc. (KRW)	$243,173
3,068	Yuhan Corp. (KRW)	163,899
		8,612,158
	Total Common Stocks	17,753,143
	(Cost $15,822,754)

Principal Value	Description	Value
REPURCHASE AGREEMENTS — 1.8%
$322,022	JPMorgan Chase & Co., 5.33% (g), dated 12/29/23, due 01/02/24, with a maturity value of $322,260. Collateralized by U.S. Treasury Securities, interest rates of 2.50% to 5.00%, due 02/15/29 to 08/15/53. The value of the collateral including accrued interest is $328,462. (h)	322,022
	(Cost $322,022)

	Total Investments — 101.3%	18,075,165
	(Cost $16,144,776)
	Net Other Assets and Liabilities — (1.3)%	(231,694)
	Net Assets — 100.0%	$17,843,471

(a)
Portfolio securities are categorized based upon their country of incorporation, which can be different from the country
categorization of the Fund’s underlying index. For a
breakdown of the portfolio securities by sector, please see the
Fund Performance Overview.

(b)	Securities are issued in U.S. dollars unless otherwise indicated in the security description.
(c)	Non-income producing security.
(d)
All or a portion of this security is on loan (see Note 2E -
Securities Lending in the Notes to Financial Statements). The
remaining contractual maturity of all of the securities lending transactions is overnight and continuous. The aggregate
value of such securities, including those sold and pending
settlement, is $298,376 and the total value of the collateral held by the Fund is $322,022.

(e)
This security is exempt from registration upon resale under
Rule 144A of the Securities Act of 1933, as amended (the
“1933 Act”) and may be resold in transactions exempt from
registration, normally to qualified institutional buyers. This security is not restricted on the foreign exchange where it
trades freely without any additional registration. As such, it does not require the additional disclosure required of
restricted securities.

See Notes to Financial Statements

First Trust Asia Pacific ex-Japan AlphaDEX® Fund (FPA)
Portfolio of Investments (Continued)
December 31, 2023
(f)	This security may be resold to qualified foreign investors and foreign institutional buyers under Regulation S of the 1933 Act.
(g)	Rate shown reflects yield as of December 31, 2023.
(h)	This security serves as collateral for securities on loan.

Abbreviations throughout the Portfolio of Investments:
AUD	– Australian Dollar
HKD	– Hong Kong Dollar
KRW	– South Korean Won
NZD	– New Zealand Dollar
SGD	– Singapore Dollar
USD	– United States Dollar

Currency Exposure Diversification	% of Total Investments
KRW	47.6%
AUD	28.4
HKD	14.7
SGD	7.2
USD	1.8
NZD	0.3
Total	100.0%

Valuation Inputs
A summary of the inputs used to value the Fund’s investments as of December 31, 2023 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

	Total Value at 12/31/2023	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Common Stocks*	$ 17,753,143	$ 17,753,143	$ —	$ —
Repurchase Agreements	322,022	—	322,022	—
Total Investments	$18,075,165	$17,753,143	$322,022	$—

*	See Portfolio of Investments for country breakout.

Offsetting Assets and Liabilities

Offsetting assets and liabilities requires entities to disclose both gross and net information about instruments and transactions eligible for offset, and to disclose instruments and transactions subject to master netting or similar agreements (see Note 2C - Offsetting on the Statements of Assets and Liabilities in the Notes to Financial Statements).
The Fund’s loaned securities were all subject to an enforceable Securities Lending Agency Agreement. Securities lent in accordance with the Securities Lending Agency Agreement on a gross basis were as follows:

Securities Lending Agency Agreement
Total gross amount presented on the Statements of Assets and Liabilities(1)	$298,376
Non-cash Collateral(2)	(298,376)
Net Amount	$—

(1)	The amount presented on the Statements of Assets and Liabilities, which is included in “Investments, at value,” is not offset and is shown on a gross basis.
(2)	At December 31, 2023, the value of the collateral received from each borrower exceeded the value of the related securities loaned. This amount is disclosed on the Portfolio of Investments.
The Fund’s investments in repurchase agreements were all subject to an enforceable Master Repurchase Agreement. Repurchase Agreements on a gross basis were as follows:

Repurchase Agreements
Total gross amount presented on the Statements of Assets and Liabilities(3)	$322,022
Non-cash Collateral(4)	(322,022)
Net Amount	$—

(3)	The amount is included in “Investments, at value” on the Statements of Assets and Liabilities.
(4)	At December 31, 2023, the value of the collateral received from each seller exceeded the value of the repurchase agreements.
See Notes to Financial Statements

First Trust Europe AlphaDEX® Fund (FEP)
Portfolio of Investments
December 31, 2023

Shares	Description	Value
COMMON STOCKS (a) (b) — 99.1%
	Austria — 3.8%
38,421	Erste Group Bank AG (EUR)	$1,557,895
27,824	OMV AG (EUR)	1,221,585
91,310	Raiffeisen Bank International AG (EUR)	1,881,963
238,823	Telekom Austria AG (EUR)	2,016,908
61,000	voestalpine AG (EUR)	1,923,253
		8,601,604
	Belgium — 2.4%
4,406	Ackermans & van Haaren N.V. (EUR)	772,402
30,786	Colruyt Group N.V. (EUR)	1,386,634
102,619	Euronav N.V. (EUR)	1,809,178
42,565	Solvay S.A. (EUR)	1,303,020
		5,271,234
	Denmark — 3.6%
923	AP Moller - Maersk A.S., Class B (DKK)	1,659,369
57,214	Danske Bank A.S. (DKK)	1,528,486
8,034	Demant A/S (DKK) (c)	352,165
185,101	H Lundbeck A.S. (DKK)	897,997
9,242	Jyske Bank A/S (DKK)	662,421
10,953	Novo Nordisk A/S, Class B (DKK)	1,132,331
9,640	Pandora A.S. (DKK)	1,332,215
1,373	ROCKWOOL A.S., Class B (DKK)	401,772
		7,966,756
	Finland — 2.5%
86,015	Fortum Oyj (EUR)	1,240,126
441,768	Nokia Oyj (EUR)	1,488,426
30,187	Nordea Bank Abp (SEK)	373,280
79,541	Stora Enso Oyj, Class R (EUR)	1,099,809
87,935	Wartsila Oyj Abp (EUR)	1,274,118
		5,475,759
	France — 11.3%
9,870	Accor S.A. (EUR)	377,000
2,530	Alten S.A. (EUR)	375,936
6,739	Arkema S.A. (EUR)	766,269
20,867	BNP Paribas S.A. (EUR)	1,441,828
38,050	Bouygues S.A. (EUR)	1,433,218
77,432	Carrefour S.A. (EUR)	1,415,991
11,085	Cie de Saint-Gobain S.A. (EUR)	815,736
43,377	Cie Generale des Etablissements Michelin S.C.A. (EUR)	1,554,378
134,813	Credit Agricole S.A. (EUR)	1,912,718
3,501	Eiffage S.A. (EUR)	374,975
37,845	Elis S.A. (EUR)	789,203
21,696	Engie S.A. (EUR)	381,256
22,338	Eurazeo SE (EUR)	1,771,820
Shares	Description	Value

	France (Continued)
32,152	Forvia SE (EUR) (c)	$724,790
58,056	Orange S.A. (EUR)	660,391
32,437	Renault S.A. (EUR)	1,321,522
59,201	Rexel S.A. (EUR)	1,618,839
4,242	Safran S.A. (EUR)	746,743
53,486	SCOR SE (EUR)	1,562,350
41,039	Societe Generale S.A. (EUR)	1,088,450
3,233	Sodexo S.A. (EUR)	355,550
3,218	Sopra Steria Group SACA (EUR)	702,685
5,280	Teleperformance SE (EUR)	769,699
15,178	TotalEnergies SE (EUR)	1,032,152
38,609	Valeo SE (EUR)	593,090
11,493	Veolia Environnement S.A. (EUR)	362,360
4,200	Wendel SE (EUR)	373,940
		25,322,889
	Germany — 14.9%
1,397	Allianz SE (EUR)	373,139
16,354	Bayerische Motoren Werke AG (EUR)	1,819,478
14,252	Bechtle AG (EUR)	714,142
116,866	Commerzbank AG (EUR)	1,388,190
4,722	Continental AG (EUR)	400,972
18,522	Covestro AG (EUR) (c) (d) (e)	1,077,165
28,816	Daimler Truck Holding AG (EUR)	1,082,222
150,835	Deutsche Bank AG (EUR)	2,058,779
125,998	Deutsche Lufthansa AG (EUR) (c)	1,119,438
63,468	Deutsche Telekom AG (EUR)	1,523,921
8,181	DHL Group (EUR)	405,103
28,147	E.ON SE (EUR)	377,535
12,550	Fraport AG Frankfurt Airport Services Worldwide (EUR) (c)	758,675
7,719	Fresenius Medical Care AG (EUR)	323,471
32,102	Fresenius SE & Co. KGaA (EUR)	994,771
17,152	Heidelberg Materials AG (EUR)	1,532,592
44,589	HelloFresh SE (EUR) (c)	704,394
16,462	HOCHTIEF AG (EUR)	1,822,771
8,663	KION Group AG (EUR)	369,820
23,922	Mercedes-Benz Group AG (EUR)	1,651,860
2,562	Muenchener Rueckversicherungs- Gesellschaft AG in Muenchen (EUR)	1,060,901
33,788	Porsche Automobil Holding SE (Preference Shares) (EUR)	1,727,745
17,937	RWE AG (EUR)	815,426
See Notes to Financial Statements

First Trust Europe AlphaDEX® Fund (FEP)
Portfolio of Investments (Continued)
December 31, 2023
Shares	Description	Value
COMMON STOCKS (a) (b) (Continued)
	Germany (Continued)
231,161	Schaeffler AG (Preference Shares) (EUR)	$1,427,786
26,270	Talanx AG (EUR)	1,874,896
557,957	Telefonica Deutschland Holding AG (EUR) (f)	1,448,727
130,880	thyssenkrupp AG (EUR)	911,987
46,680	United Internet AG (EUR)	1,187,304
11,575	Volkswagen AG (Preference Shares) (EUR)	1,428,602
6,972	Wacker Chemie AG (EUR)	879,735
		33,261,547
	Greece — 2.4%
432,140	Eurobank Ergasias Services and Holdings S.A. (EUR) (c)	768,067
25,697	JUMBO S.A. (EUR)	712,608
45,190	Mytilineos S.A. (EUR)	1,830,867
177,104	National Bank of Greece S.A. (EUR) (c)	1,229,780
224,374	Piraeus Financial Holdings S.A. (EUR) (c)	792,631
		5,333,953
	Ireland — 2.0%
296,005	AIB Group PLC (EUR)	1,267,883
40,390	Glanbia PLC (EUR)	664,814
8,885	Kingspan Group PLC (EUR)	768,992
3,962	Ryanair Holdings PLC, ADR (c)	528,372
30,050	Smurfit Kappa Group PLC (GBP)	1,195,060
		4,425,121
	Italy — 8.3%
934,893	A2A S.p.A. (EUR)	1,918,624
347,570	Banco BPM S.p.A. (EUR)	1,834,465
544,090	BPER Banca (EUR)	1,817,558
53,613	Brembo S.p.A. (EUR)	656,964
60,811	Buzzi S.p.A. (EUR)	1,848,820
108,332	Enel S.p.A. (EUR)	804,860
103,319	Eni S.p.A. (EUR)	1,750,574
121,717	Hera S.p.A. (EUR)	399,345
129,199	Intesa Sanpaolo S.p.A. (EUR)	377,040
64,972	Italgas S.p.A. (EUR)	371,539
92,312	Leonardo S.p.A. (EUR)	1,521,990
100,637	Mediobanca Banca di Credito Finanziario S.p.A. (EUR)	1,244,853
207,353	Pirelli & C S.p.A. (EUR) (d) (e)	1,127,824
2,129,320	Telecom Italia S.p.A. (EUR) (c)	691,564
69,346	UniCredit S.p.A. (EUR)	1,880,558
61,547	Unipol Gruppo S.p.A. (EUR)	350,730
		18,597,308
	Jersey — 0.6%
232,778	Glencore PLC (GBP)	1,400,769
Shares	Description	Value

	Luxembourg — 3.1%
66,298	ArcelorMittal S.A. (EUR)	$1,879,141
93,266	B&M European Value Retail S.A. (GBP)	665,974
114,635	InPost S.A. (EUR) (c)	1,583,786
72,284	Subsea 7 S.A. (NOK)	1,054,389
105,187	Tenaris S.A. (EUR)	1,828,324
		7,011,614
	Netherlands — 3.3%
18,180	Aalberts N.V. (EUR)	787,939
46,911	ABN AMRO Bank N.V. (EUR) (d) (e)	703,789
29,601	Arcadis N.V. (EUR)	1,595,992
1,369	Argenx SE (EUR) (c)	519,133
11,054	Koninklijke Ahold Delhaize N.V. (EUR)	317,462
19,448	Koninklijke Vopak N.V. (EUR)	653,534
33,873	Prosus N.V. (EUR)	1,009,078
15,384	STMicroelectronics N.V. (EUR)	768,402
40,125	Technip Energies N.V. (EUR)	937,301
		7,292,630
	Norway — 3.1%
23,997	Aker BP ASA (NOK)	697,951
32,946	DNB Bank ASA (NOK)	700,434
51,498	Equinor ASA (NOK)	1,632,898
18,737	Mowi ASA (NOK)	335,646
158,552	Norsk Hydro ASA (NOK)	1,067,427
19,607	Salmar ASA (NOK)	1,098,466
14,743	Schibsted ASA, Class A (NOK)	424,591
26,288	Yara International ASA (NOK)	934,579
		6,891,992
	Portugal — 1.6%
6,053,107	Banco Comercial Portugues S.A., Class R (EUR) (c)	1,833,627
112,267	Galp Energia SGPS S.A. (EUR)	1,653,318
		3,486,945
	Spain — 6.0%
2,612	Acciona S.A. (EUR)	384,372
46,264	ACS Actividades de Construccion y Servicios S.A. (EUR)	2,051,093
204,440	Banco Bilbao Vizcaya Argentaria S.A. (EUR)	1,856,535
1,145,827	Banco de Sabadell S.A. (EUR)	1,407,870
435,603	Banco Santander S.A. (EUR)	1,817,497
52,158	Bankinter S.A. (EUR)	333,732
60,315	Enagas S.A. (EUR) (f)	1,016,414
102,561	Grifols S.A. (EUR) (c)	1,749,846
369,535	International Consolidated Airlines Group S.A. (GBP) (c)	730,092
See Notes to Financial Statements

First Trust Europe AlphaDEX® Fund (FEP)
Portfolio of Investments (Continued)
December 31, 2023
Shares	Description	Value
COMMON STOCKS (a) (b) (Continued)
	Spain (Continued)
80,988	Repsol S.A. (EUR)	$1,202,518
244,503	Telefonica S.A. (EUR)	953,892
		13,503,861
	Sweden — 5.8%
46,126	Boliden AB (SEK)	1,438,286
62,823	Industrivarden AB, Class C (SEK)	2,044,883
86,418	Investor AB, Class B (SEK)	2,000,645
41,843	Securitas AB, Class B (SEK)	408,969
83,263	Skandinaviska Enskilda Banken AB, Class A (SEK)	1,145,831
60,435	Skanska AB, Class B (SEK)	1,092,630
37,168	Svenska Handelsbanken AB, Class A (SEK)	403,333
72,054	Swedbank AB, Class A (SEK)	1,452,360
66,608	Trelleborg AB, Class B (SEK)	2,229,501
32,146	Volvo AB, Class B (SEK)	834,084
		13,050,522
	Switzerland — 3.8%
32,344	Adecco Group AG (CHF)	1,587,108
3,781	BKW AG (CHF)	672,088
1,742	Bucher Industries AG (CHF)	731,555
117,434	EFG International AG (CHF)	1,507,981
10,389	Holcim AG (CHF)	815,506
3,891	Swatch Group (The) AG (CHF)	1,057,586
67,283	UBS Group AG (CHF)	2,087,969
		8,459,793
	United Kingdom — 19.9%
65,957	3i Group PLC (GBP)	2,035,383
38,272	Antofagasta PLC (GBP)	819,316
39,877	Associated British Foods PLC (GBP)	1,203,126
344,099	Barclays PLC (GBP)	674,487
247,976	Barratt Developments PLC (GBP)	1,778,279
6,658	Berkeley Group Holdings PLC (GBP)	397,852
205,838	BP PLC (GBP)	1,223,043
42,446	British American Tobacco PLC (GBP)	1,241,951
937,295	BT Group PLC (GBP)	1,476,676
82,234	Carnival PLC (GBP) (c)	1,376,279
885,257	Centrica PLC (GBP)	1,587,083
43,234	Computacenter PLC (GBP)	1,538,620
380,990	DS Smith PLC (GBP)	1,492,336
114,619	Evraz PLC (GBP) (c) (g) (h) (i)	0
101,846	Frasers Group PLC (GBP) (c)	1,181,992
49,611	Fresnillo PLC (GBP)	375,878
54,984	GSK PLC (GBP)	1,016,377
Shares	Description	Value

	United Kingdom (Continued)
26,193	Hikma Pharmaceuticals PLC (GBP)	$597,291
37,134	Howden Joinery Group PLC (GBP)	385,100
36,441	Informa PLC (GBP)	362,863
13,506	InterContinental Hotels Group PLC (GBP)	1,220,572
170,307	Investec PLC (GBP)	1,154,440
108,171	J Sainsbury PLC (GBP)	417,225
16,797	Johnson Matthey PLC (GBP)	363,439
367,384	Kingfisher PLC (GBP)	1,139,339
138,599	M&G PLC (GBP)	392,903
577,886	Marks & Spencer Group PLC (GBP)	2,006,503
79,696	Mondi PLC (GBP)	1,561,860
139,518	National Grid PLC (GBP)	1,881,509
116,019	NatWest Group PLC (GBP)	324,456
3,748	Next PLC (GBP)	387,828
50,757	Persimmon PLC (GBP)	898,646
5,285	Rio Tinto PLC (GBP)	393,547
618,958	Rolls-Royce Holdings PLC (GBP) (c)	2,364,495
52,466	Shell PLC (GBP)	1,719,709
180,380	Standard Chartered PLC (GBP)	1,532,654
932,501	Taylor Wimpey PLC (GBP)	1,747,852
103,503	Tesco PLC (GBP)	383,257
59,968	Vistry Group PLC (GBP)	701,320
1,779,848	Vodafone Group PLC (GBP)	1,555,407
14,381	Weir Group (The) PLC (GBP)	345,809
23,683	Whitbread PLC (GBP)	1,103,655
		44,360,357
	United States — 0.7%
13,690	Autoliv, Inc., SDR (SEK)	1,498,482
	Total Common Stocks	221,213,136
	(Cost $199,525,463)

See Notes to Financial Statements

First Trust Europe AlphaDEX® Fund (FEP)
Portfolio of Investments (Continued)
December 31, 2023
Principal Value	Description	Value
REPURCHASE AGREEMENTS — 0.4%
$920,492	JPMorgan Chase & Co., 5.33% (j), dated 12/29/23, due 01/02/24, with a maturity value of $921,173. Collateralized by U.S. Treasury Securities, interest rates of 2.50% to 5.00%, due 02/15/29 to 08/15/53. The value of the collateral including accrued interest is $938,902. (k)	$920,492
	(Cost $920,492)

	Total Investments — 99.5%	222,133,628
	(Cost $200,445,955)
	Net Other Assets and Liabilities — 0.5%	1,177,985
	Net Assets — 100.0%	$223,311,613

(a)
Portfolio securities are categorized based upon their country of incorporation, which can be different from the country
categorization of the Fund’s underlying index. For a
breakdown of the portfolio securities by sector, please see the
Fund Performance Overview.

(b)	Securities are issued in U.S. dollars unless otherwise indicated in the security description.
(c)	Non-income producing security.
(d)
This security is exempt from registration upon resale under
Rule 144A of the Securities Act of 1933, as amended (the
“1933 Act”) and may be resold in transactions exempt from
registration, normally to qualified institutional buyers. This security is not restricted on the foreign exchange where it
trades freely without any additional registration. As such, it does not require the additional disclosure required of
restricted securities.

(e)	This security may be resold to qualified foreign investors and foreign institutional buyers under Regulation S of the 1933 Act.
(f)
All or a portion of this security is on loan (see Note 2E -
Securities Lending in the Notes to Financial Statements). The
remaining contractual maturity of all of the securities lending transactions is overnight and continuous. The aggregate
value of such securities, including those sold and pending
settlement, is $857,587 and the total value of the collateral held by the Fund is $920,492.

(g)	Pursuant to procedures adopted by the Trust’s Board of Trustees, this security has been determined to be illiquid by First Trust Advisors L.P., the Fund’s advisor.
(h)
This security is fair valued by the Advisor’s Pricing
Committee in accordance with procedures approved by the
Trust’s Board of Trustees, and in accordance with provisions of the Investment Company Act of 1940 and rules
thereunder, as amended. At December 31, 2023, securities
noted as such are valued at $0 or 0.0% of net assets.

(i)	This security’s value was determined using significant unobservable inputs (see Note 2A - Portfolio Valuation in the Notes to Financial Statements).
(j)	Rate shown reflects yield as of December 31, 2023.
(k)	This security serves as collateral for securities on loan.

Abbreviations throughout the Portfolio of Investments:
ADR	– American Depositary Receipt
CHF	– Swiss Franc
DKK	– Danish Krone
EUR	– Euro
GBP	– British Pound Sterling
NOK	– Norwegian Krone
SDR	– Swedish Depositary Receipt
SEK	– Swedish Krona
USD	– United States Dollar

Currency Exposure Diversification	% of Total Investments
EUR	59.9%
GBP	21.8
SEK	6.7
CHF	3.8
DKK	3.6
NOK	3.6
USD	0.6
Total	100.0%
See Notes to Financial Statements

First Trust Europe AlphaDEX® Fund (FEP)
Portfolio of Investments (Continued)
December 31, 2023

Valuation Inputs
A summary of the inputs used to value the Fund’s investments as of December 31, 2023 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

	Total Value at 12/31/2023	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Common Stocks:
United Kingdom	$ 44,360,357	$ 44,360,357	$ —	$ —**
Other Country Categories*	176,852,779	176,852,779	—	—
Repurchase Agreements	920,492	—	920,492	—
Total Investments	$222,133,628	$221,213,136	$920,492	$—**

*	See Portfolio of Investments for country breakout.
**	Investment is valued at $0.
Level 3 investments are fair valued by the Advisor’s Pricing Committee and are footnoted in the Portfolio of Investments. All Level 3 values are based on unobservable inputs.

Offsetting Assets and Liabilities

Offsetting assets and liabilities requires entities to disclose both gross and net information about instruments and transactions eligible for offset, and to disclose instruments and transactions subject to master netting or similar agreements (see Note 2C - Offsetting on the Statements of Assets and Liabilities in the Notes to Financial Statements).
The Fund’s loaned securities were all subject to an enforceable Securities Lending Agency Agreement. Securities lent in accordance with the Securities Lending Agency Agreement on a gross basis were as follows:

Securities Lending Agency Agreement
Total gross amount presented on the Statements of Assets and Liabilities(1)	$857,587
Non-cash Collateral(2)	(857,587)
Net Amount	$—

(1)	The amount presented on the Statements of Assets and Liabilities, which is included in “Investments, at value,” is not offset and is shown on a gross basis.
(2)	At December 31, 2023, the value of the collateral received from each borrower exceeded the value of the related securities loaned. This amount is disclosed on the Portfolio of Investments.
The Fund’s investments in repurchase agreements were all subject to an enforceable Master Repurchase Agreement. Repurchase Agreements on a gross basis were as follows:

Repurchase Agreements
Total gross amount presented on the Statements of Assets and Liabilities(3)	$920,492
Non-cash Collateral(4)	(920,492)
Net Amount	$—

(3)	The amount is included in “Investments, at value” on the Statements of Assets and Liabilities.
(4)	At December 31, 2023, the value of the collateral received from each seller exceeded the value of the repurchase agreements.
See Notes to Financial Statements

First Trust Latin America AlphaDEX® Fund (FLN)
Portfolio of Investments
December 31, 2023

Shares	Description	Value
COMMON STOCKS (a) (b) — 99.3%
	Brazil — 49.7%
150,935	Banco Bradesco S.A. (Preference Shares) (BRL)	$531,019
138,936	Banco BTG Pactual S.A. (BRL)	1,075,713
182,990	Banco do Brasil S.A. (BRL)	2,086,589
82,855	Banco Santander Brasil S.A. (BRL)	550,934
580,207	Caixa Seguridade Participacoes S.A. (BRL)	1,540,816
70,731	Cia de Saneamento Basico do Estado de Sao Paulo (BRL)	1,097,455
521,765	Cia Energetica de Minas Gerais (Preference Shares) (BRL)	1,233,091
481,779	Companhia Paranaense de Energia, Class B (Preference Shares) (BRL)	1,027,510
125,926	Cosan S.A. (BRL)	501,879
134,646	Equatorial Energia S.A. (BRL)	990,109
447,238	Gerdau S.A. (Preference Shares) (BRL)	2,187,577
918,455	Hapvida Participacoes e Investimentos S.A. (BRL) (c) (d) (e)	841,388
1,001,674	Itausa S.A. (Preference Shares) (BRL)	2,138,373
358,732	JBS S.A. (BRL)	1,839,594
362,599	Klabin S.A. (BRL)	1,658,628
311,543	Petroleo Brasileiro S.A. (Preference Shares) (BRL)	2,388,394
229,418	PRIO S.A. (BRL)	2,174,880
78,145	Raia Drogasil S.A. (BRL)	472,963
1,205,793	Raizen S.A. (Preference Shares) (BRL)	1,000,359
94,582	Rumo S.A. (BRL)	446,858
159,054	Suzano S.A. (BRL)	1,821,511
149,956	Telefonica Brasil S.A. (BRL)	1,649,714
289,909	TIM S.A. (BRL)	1,070,090
575,565	Ultrapar Participacoes S.A. (BRL)	3,141,104
127,752	Vale S.A. (BRL)	2,030,314
342,236	Vibra Energia S.A. (BRL)	1,603,527
		37,100,389
	Cayman Islands — 1.3%
118,959	NU Holdings Ltd., Class A (d)	990,928
	Chile — 18.0%
50,787	Banco de Credito e Inversiones S.A. (CLP)	1,374,865
46,808,732	Banco Santander Chile (CLP)	2,284,623
1,143,133	Cencosud S.A. (CLP)	2,147,405
1,177,299	Empresas CMPC S.A. (CLP)	2,271,720
244,594	Empresas Copec S.A. (CLP)	1,779,602
Shares	Description	Value

	Chile (Continued)
35,669,987	Enel Chile S.A. (CLP)	$2,307,389
21,867	Sociedad Quimica y Minera de Chile S.A., Class B (Preference Shares) (CLP)	1,306,793
		13,472,397
	Colombia — 2.0%
193,285	Bancolombia S.A. (Preference Shares) (COP)	1,492,279
	Mexico — 28.3%
496,624	America Movil S.A.B. de C.V., Series B (MXN)	460,330
1,977,322	Cemex S.A.B. de C.V., Series CPO (MXN) (d)	1,539,379
273,945	Coca-Cola Femsa S.A.B. de C.V. (MXN)	2,596,839
327,645	El Puerto de Liverpool S.A.B. de C.V., Series C1 (MXN)	2,229,900
1,289,853	Fibra Uno Administracion S.A. de C.V. (MXN)	2,322,054
157,496	Fomento Economico Mexicano S.A.B. de C.V., Series UBD (MXN)	2,049,739
100,429	Gruma S.A.B. de C.V., Class B (MXN)	1,840,144
39,622	Grupo Aeroportuario del Centro Norte S.A.B. de C.V. (MXN)	419,437
178,387	Grupo Bimbo S.A.B. de C.V., Series A (MXN)	902,913
234,813	Grupo Carso S.A.B. de C.V., Series A1 (MXN)	2,621,648
219,702	Grupo Comercial Chedraui S.A. de C.V. (MXN)	1,327,191
51,290	Grupo Financiero Banorte S.A.B. de C.V., Class O (MXN)	515,769
437,353	Grupo Financiero Inbursa S.A.B. de C.V., Class O (MXN) (d)	1,203,036
90,848	Grupo Mexico S.A.B. de C.V., Series B (MXN)	503,861
125,005	Prologis Property Mexico S.A. de C.V. (MXN)	594,438
		21,126,678

	Total Investments — 99.3%	74,182,671
	(Cost $59,356,860)
	Net Other Assets and Liabilities — 0.7%	558,277
	Net Assets — 100.0%	$74,740,948

See Notes to Financial Statements

First Trust Latin America AlphaDEX® Fund (FLN)
Portfolio of Investments (Continued)
December 31, 2023
(a)
Portfolio securities are categorized based upon their country of incorporation, which can be different from the country
categorization of the Fund’s underlying index. For a
breakdown of the portfolio securities by sector, please see the
Fund Performance Overview.

(b)	Securities are issued in U.S. dollars unless otherwise indicated in the security description.
(c)
This security is exempt from registration upon resale under
Rule 144A of the Securities Act of 1933, as amended (the
“1933 Act”) and may be resold in transactions exempt from
registration, normally to qualified institutional buyers. This security is not restricted on the foreign exchange where it
trades freely without any additional registration. As such, it does not require the additional disclosure required of
restricted securities.

(d)	Non-income producing security.
(e)	This security may be resold to qualified foreign investors and foreign institutional buyers under Regulation S of the 1933 Act.

Abbreviations throughout the Portfolio of Investments:
BRL	– Brazilian Real
CLP	– Chilean Peso
COP	– Colombian Peso
MXN	– Mexican Peso
USD	– United States Dollar

Currency Exposure Diversification	% of Total Investments
BRL	50.0%
MXN	28.5
CLP	18.2
COP	2.0
USD	1.3
Total	100.0%

Valuation Inputs
A summary of the inputs used to value the Fund’s investments as of December 31, 2023 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

	Total Value at 12/31/2023	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Common Stocks*	$ 74,182,671	$ 74,182,671	$ —	$ —

*	See Portfolio of Investments for country breakout.
See Notes to Financial Statements

First Trust Brazil AlphaDEX® Fund (FBZ)
Portfolio of Investments
December 31, 2023

Shares	Description	Value
COMMON STOCKS (a) — 98.4%
	Aerospace & Defense — 1.4%
20,808	Embraer S.A. (BRL) (b)	$95,910
	Banks — 12.3%
23,451	Banco Bradesco S.A. (Preference Shares) (BRL)	82,505
19,523	Banco do Brasil S.A. (BRL)	222,616
12,595	Banco Santander Brasil S.A. (BRL)	83,749
6,787	Itau Unibanco Holding S.A. (Preference Shares) (BRL)	47,462
84,393	Itausa S.A. (Preference Shares) (BRL)	180,162
25,339	NU Holdings Ltd., Class A (b)	211,074
		827,568
	Broadline Retail — 0.4%
57,236	Magazine Luiza S.A. (BRL) (b)	25,451
	Capital Markets — 5.5%
30,666	Banco BTG Pactual S.A. (BRL)	237,432
5,113	XP, Inc., Class A	133,296
		370,728
	Commercial Services & Supplies — 2.6%
45,681	GPS Participacoes e Empreendimentos S.A. (BRL) (c)	177,266
	Consumer Staples Distribution & Retail — 1.8%
19,549	Raia Drogasil S.A. (BRL)	118,318
	Containers & Packaging — 1.8%
26,581	Klabin S.A. (BRL)	121,589
	Diversified Telecommunication Services — 2.2%
13,373	Telefonica Brasil S.A. (BRL)	147,121
	Electric Utilities — 7.3%
30,424	Cia de Transmissao de Energia Eletrica Paulista (Preference Shares) (BRL)	165,974
44,997	Cia Energetica de Minas Gerais (Preference Shares) (BRL)	106,342
23,267	Companhia Paranaense de Energia, Class B (Preference Shares) (BRL)	49,622
3,842	Energisa S.A. (BRL)	42,575
11,999	Equatorial Energia S.A. (BRL)	88,234
5,125	Transmissora Alianca de Energia Eletrica S.A. (BRL)	40,493
		493,240
	Financial Services — 6.9%
84,046	Cielo S.A. (BRL)	81,146
Shares	Description	Value

	Financial Services (Continued)
12,707	Pagseguro Digital Ltd., Class A (b)	$158,456
12,554	StoneCo Ltd., Class A (b)	226,349
		465,951
	Food Products — 7.0%
44,189	JBS S.A. (BRL)	226,603
18,124	M Dias Branco S.A. (BRL)	144,131
16,945	Sao Martinho S.A. (BRL)	102,244
		472,978
	Ground Transportation — 2.3%
8,458	Localiza Rent a Car S.A. (BRL)	110,739
8,689	Rumo S.A. (BRL)	41,052
		151,791
	Health Care Providers & Services — 0.6%
44,038	Hapvida Participacoes e Investimentos S.A. (BRL) (b) (c) (d)	40,343
	Hotels, Restaurants & Leisure — 3.6%
44,857	Smartfit Escola de Ginastica e Danca S.A. (BRL)	240,371
	Independent Power and Renewable Electricity Producers — 2.7%
67,302	Auren Energia S.A. (BRL)	184,410
	Insurance — 3.9%
37,454	Caixa Seguridade Participacoes S.A. (BRL)	99,464
27,438	Porto Seguro S.A. (BRL)	162,337
		261,801
	Metals & Mining — 10.3%
31,803	Cia Siderurgica Nacional S.A. (BRL)	128,715
38,470	Gerdau S.A. (Preference Shares) (BRL)	188,169
81,593	Metalurgica Gerdau S.A. (Preference Shares) (BRL)	182,415
12,014	Vale S.A. (BRL)	190,934
		690,233
	Oil, Gas & Consumable Fuels — 11.4%
10,800	Cosan S.A. (BRL)	43,043
32,659	Petroleo Brasileiro S.A. (Preference Shares) (BRL)	250,375
5,202	PRIO S.A. (BRL)	49,315
See Notes to Financial Statements

First Trust Brazil AlphaDEX® Fund (FBZ)
Portfolio of Investments (Continued)
December 31, 2023
Shares	Description	Value
COMMON STOCKS (a) (Continued)
	Oil, Gas & Consumable Fuels (Continued)
175,351	Raizen S.A. (Preference Shares) (BRL)	$145,476
51,055	Ultrapar Participacoes S.A. (BRL)	278,629
		766,838
	Paper & Forest Products — 3.0%
17,448	Suzano S.A. (BRL)	199,817
	Personal Care Products — 1.2%
23,045	Natura & Co. Holding S.A. (BRL) (b)	80,128
	Real Estate Management & Development — 3.2%
39,125	Allos S.A. (BRL)	213,844
	Specialty Retail — 2.8%
9,644	Lojas Renner S.A. (BRL)	34,585
32,059	Vibra Energia S.A. (BRL)	150,210
		184,795
	Textiles, Apparel & Luxury Goods — 1.1%
48,222	GRUPO DE MODA SOMA S.A. (BRL)	73,957
	Water Utilities — 1.6%
6,819	Cia de Saneamento Basico do Estado de Sao Paulo (BRL)	105,803
	Wireless Telecommunication Services — 1.5%
26,387	TIM S.A. (BRL)	97,398
	Total Common Stocks	6,607,649
	(Cost $4,960,990)
RIGHTS (a) — 0.0%
	Ground Transportation — 0.0%
30	Localiza Rent a Car S.A., expiring 02/08/24 (BRL) (b) (e)	123
	(Cost $0)

	Total Investments — 98.4%	6,607,772
	(Cost $4,960,990)
	Net Other Assets and Liabilities — 1.6%	108,523
	Net Assets — 100.0%	$6,716,295

(a)	Securities are issued in U.S. dollars unless otherwise indicated in the security description.
(b)	Non-income producing security.
(c)
This security is exempt from registration upon resale under
Rule 144A of the Securities Act of 1933, as amended (the
“1933 Act”) and may be resold in transactions exempt from
registration, normally to qualified institutional buyers. This security is not restricted on the foreign exchange where it
trades freely without any additional registration. As such, it does not require the additional disclosure required of
restricted securities.

(d)	This security may be resold to qualified foreign investors and foreign institutional buyers under Regulation S of the 1933 Act.
(e)	Pursuant to procedures adopted by the Trust’s Board of Trustees, this security has been determined to be illiquid by First Trust Advisors L.P., the Fund’s advisor.

Abbreviations throughout the Portfolio of Investments:
BRL	– Brazilian Real
USD	– United States Dollar

Currency Exposure Diversification	% of Total Investments
BRL	89.0%
USD	11.0
Total	100.0%

Country Allocation†	% of Net Assets
Brazil	87.5%
Cayman Islands	10.9
Total Investments	98.4
Net Other Assets and Liabilities	1.6
Total	100.0%

†	Portfolio securities are categorized based upon their country of incorporation, which can be different from the country categorization of the Fund’s underlying index.

Valuation Inputs
A summary of the inputs used to value the Fund’s investments as of December 31, 2023 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

	Total Value at 12/31/2023	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Common Stocks*	$ 6,607,649	$ 6,607,649	$ —	$ —
Rights*	123	123	—	—
Total Investments	$6,607,772	$6,607,772	$—	$—

*	See Portfolio of Investments for industry breakout.
See Notes to Financial Statements

First Trust China AlphaDEX® Fund (FCA)
Portfolio of Investments
December 31, 2023

Shares	Description	Value
COMMON STOCKS (a) — 99.9%
	Automobiles — 8.6%
3,112	BYD Co., Ltd., Class H (HKD)	$85,447
517,436	Dongfeng Motor Group Co., Ltd., Class H (HKD)	257,774
238,000	Guangzhou Automobile Group Co., Ltd., Class H (HKD)	110,641
5,444	Li Auto, Inc., Class A (HKD) (b)	102,556
		556,418
	Banks — 6.4%
240,334	Agricultural Bank of China Ltd., Class H (HKD)	92,643
117,556	Bank of China Ltd., Class H (HKD)	44,864
71,446	Bank of Communications Co., Ltd., Class H (HKD)	44,559
100,334	China CITIC Bank Corp., Ltd., Class H (HKD)	47,286
146,112	China Construction Bank Corp., Class H (HKD)	87,010
164,778	China Everbright Bank Co., Ltd., Class H (HKD)	48,958
133,778	Chongqing Rural Commercial Bank Co., Ltd., Class H (HKD)	51,911
		417,231
	Capital Markets — 0.7%
474,334	China Cinda Asset Management Co., Ltd., Class H (HKD)	47,382
	Chemicals — 1.1%
13,534	Tianqi Lithium Corp., Class H (HKD)	74,789
	Communications Equipment — 1.2%
35,312	ZTE Corp., Class H (HKD)	78,868
	Construction & Engineering — 2.0%
286,222	China Railway Group Ltd., Class H (HKD)	127,560
	Construction Materials — 3.0%
71,244	Anhui Conch Cement Co., Ltd., Class H (HKD)	164,595
76,222	China National Building Material Co., Ltd., Class H (HKD)	32,603
		197,198
	Diversified Telecommunication Services — 2.1%
1,275,403	China Tower Corp., Ltd., Class H (HKD) (c) (d)	133,935
Shares	Description	Value

	Financial Services — 0.8%
63,778	Shandong Hi-Speed Holdings Group Ltd. (HKD) (b)	$49,578
	Food Products — 1.4%
169,556	China Feihe Ltd. (HKD) (c) (d)	92,720
	Gas Utilities — 4.5%
52,334	Beijing Enterprises Holdings Ltd. (HKD)	181,964
119,778	Kunlun Energy Co., Ltd. (HKD)	107,990
		289,954
	Health Care Providers & Services — 4.6%
95,334	Shanghai Pharmaceuticals Holding Co., Ltd., Class H (HKD)	139,427
60,356	Sinopharm Group Co., Ltd., Class H (HKD)	158,069
		297,496
	Household Durables — 3.0%
91,778	Hisense Home Appliances Group Co., Ltd., Class H (HKD)	198,166
	Independent Power and Renewable Electricity Producers — 10.8%
257,444	China Power International Development Ltd. (HKD)	94,623
64,222	China Resources Power Holdings Co., Ltd. (HKD)	128,633
1,000,224	Datang International Power Generation Co., Ltd., Class H (HKD)	157,556
272,222	Huadian Power International Corp., Ltd., Class H (HKD)	120,972
378,000	Huaneng Power International, Inc., Class H (HKD) (b)	200,413
		702,197
	Insurance — 4.2%
391,000	People’s Insurance Co. Group of China (The) Ltd., Class H (HKD)	120,177
127,402	PICC Property & Casualty Co., Ltd., Class H (HKD)	151,410
		271,587
	Machinery — 2.2%
144,666	Sany Heavy Equipment International Holdings Co., Ltd. (HKD)	139,877
See Notes to Financial Statements

First Trust China AlphaDEX® Fund (FCA)
Portfolio of Investments (Continued)
December 31, 2023
Shares	Description	Value
COMMON STOCKS (a) (Continued)
	Marine Transportation — 7.9%
261,878	COSCO SHIPPING Holdings Co., Ltd., Class H (HKD)	$263,270
17,888	Orient Overseas International Ltd. (HKD)	249,701
		512,971
	Metals & Mining — 4.4%
240,043	China Hongqiao Group Ltd. (HKD)	196,437
61,666	Jiangxi Copper Co., Ltd., Class H (HKD)	87,186
		283,623
	Oil, Gas & Consumable Fuels — 16.6%
254,614	China Coal Energy Co., Ltd., Class H (HKD)	231,512
402,666	China Petroleum & Chemical Corp., Class H (HKD)	210,912
172,729	Inner Mongolia Yitai Coal Co., Ltd., Class B (b)	266,175
341,110	PetroChina Co., Ltd., Class H (HKD)	225,412
74,666	Yankuang Energy Group Co., Ltd., Class H (HKD)	141,902
		1,075,913
	Pharmaceuticals — 1.6%
162,944	China Resources Pharmaceutical Group Ltd. (HKD) (c) (d)	107,050
	Real Estate Management & Development — 1.5%
21,828	China Overseas Land & Investment Ltd. (HKD)	38,465
38,888	Longfor Group Holdings Ltd. (HKD) (c) (d)	62,252
		100,717
	Semiconductors & Semiconductor Equipment — 4.1%
1,022,780	GCL Technology Holdings Ltd. (HKD)	162,419
43,556	Hua Hong Semiconductor Ltd. (HKD) (b) (c) (d)	105,313
		267,732
	Technology Hardware, Storage & Peripherals — 1.0%
45,112	Lenovo Group Ltd. (HKD)	63,088
	Textiles, Apparel & Luxury Goods — 3.4%
64,146	Lao Feng Xiang Co., Ltd., Class B	221,368
Shares	Description	Value

	Transportation Infrastructure — 2.8%
134,666	China Merchants Port Holdings Co., Ltd. (HKD)	$183,498

	Total Investments — 99.9%	6,490,916
	(Cost $7,374,256)
	Net Other Assets and Liabilities — 0.1%	7,544
	Net Assets — 100.0%	$6,498,460

(a)	Securities are issued in U.S. dollars unless otherwise indicated in the security description.
(b)	Non-income producing security.
(c)
This security is exempt from registration upon resale under
Rule 144A of the Securities Act of 1933, as amended (the
“1933 Act”) and may be resold in transactions exempt from
registration, normally to qualified institutional buyers. This security is not restricted on the foreign exchange where it
trades freely without any additional registration. As such, it does not require the additional disclosure required of
restricted securities.

(d)	This security may be resold to qualified foreign investors and foreign institutional buyers under Regulation S of the 1933 Act.

Abbreviations throughout the Portfolio of Investments:
HKD	– Hong Kong Dollar
USD	– United States Dollar

Currency Exposure Diversification	% of Total Investments
HKD	92.5%
USD	7.5
Total	100.0%

Country Allocation†	% of Net Assets
China	68.1%
Hong Kong	13.9
Cayman Islands	11.6
Bermuda	6.3
Total Investments	99.9
Net Other Assets and Liabilities	0.1
Total	100.0%

†	Portfolio securities are categorized based upon their country of incorporation, which can be different from the country categorization of the Fund’s underlying index.
See Notes to Financial Statements

First Trust China AlphaDEX® Fund (FCA)
Portfolio of Investments (Continued)
December 31, 2023

Valuation Inputs
A summary of the inputs used to value the Fund’s investments as of December 31, 2023 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

	Total Value at 12/31/2023	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Common Stocks*	$ 6,490,916	$ 6,490,916	$ —	$ —

*	See Portfolio of Investments for industry breakout.
See Notes to Financial Statements

First Trust Japan AlphaDEX® Fund (FJP)
Portfolio of Investments
December 31, 2023

Shares	Description	Value
COMMON STOCKS (a) — 99.8%
	Air Freight & Logistics — 1.9%
41,100	NIPPON EXPRESS HOLDINGS, Inc. (JPY)	$2,335,996
81,400	SG Holdings Co., Ltd. (JPY)	1,168,465
		3,504,461
	Automobile Components — 5.3%
37,600	Aisin Corp. (JPY)	1,315,467
103,700	Denso Corp. (JPY)	1,564,326
115,600	Niterra Co., Ltd. (JPY)	2,745,705
142,300	Sumitomo Electric Industries Ltd. (JPY)	1,812,054
105,800	Yokohama Rubber (The) Co., Ltd. (JPY) (b)	2,425,896
		9,863,448
	Automobiles — 9.7%
230,400	Honda Motor Co., Ltd. (JPY)	2,395,506
191,600	Isuzu Motors Ltd. (JPY)	2,467,699
299,000	Mazda Motor Corp. (JPY)	3,230,684
831,500	Mitsubishi Motors Corp. (JPY)	2,647,826
425,000	Nissan Motor Co., Ltd. (JPY)	1,670,461
123,300	Subaru Corp. (JPY)	2,261,375
32,000	Suzuki Motor Corp. (JPY)	1,369,192
242,700	Yamaha Motor Co., Ltd. (JPY) (b)	2,167,948
		18,210,691
	Banks — 2.1%
234,800	Mitsubishi UFJ Financial Group, Inc. (JPY)	2,017,448
75,800	Mizuho Financial Group, Inc. (JPY)	1,296,933
13,500	Sumitomo Mitsui Financial Group, Inc. (JPY)	658,723
		3,973,104
	Broadline Retail — 0.3%
24,800	Mercari, Inc. (JPY) (c)	459,503
	Building Products — 0.5%
5,700	Daikin Industries Ltd. (JPY)	929,181
	Capital Markets — 0.4%
112,600	Daiwa Securities Group, Inc. (JPY)	757,934
	Chemicals — 5.9%
193,200	Mitsubishi Chemical Group Corp. (JPY)	1,183,864
78,800	Mitsui Chemicals, Inc. (JPY)	2,337,175
107,100	Nippon Sanso Holdings Corp. (JPY)	2,868,153
7,800	Nitto Denko Corp. (JPY)	583,617
Shares	Description	Value

	Chemicals (Continued)
17,500	Shin-Etsu Chemical Co., Ltd. (JPY)	$734,379
382,200	Sumitomo Chemical Co., Ltd. (JPY)	932,460
196,200	Tosoh Corp. (JPY)	2,506,072
		11,145,720
	Commercial Services & Supplies — 0.4%
26,900	TOPPAN Holdings, Inc. (JPY)	750,720
	Construction & Engineering — 2.3%
153,600	Kajima Corp. (JPY)	2,567,081
274,600	Shimizu Corp. (JPY)	1,824,045
		4,391,126
	Consumer Staples Distribution & Retail — 1.4%
39,100	Lawson, Inc. (JPY)	2,019,612
31,000	MatsukiyoCocokara & Co. (JPY)	548,986
		2,568,598
	Electric Utilities — 4.2%
237,200	Chubu Electric Power Co., Inc. (JPY)	3,064,254
230,800	Kansai Electric Power (The) Co., Inc. (JPY)	3,064,238
316,200	Tokyo Electric Power Co., Holdings, Inc. (JPY) (c)	1,656,126
		7,784,618
	Electrical Equipment — 0.9%
123,300	Mitsubishi Electric Corp. (JPY)	1,748,062
	Financial Services — 1.4%
195,200	Mitsubishi HC Capital, Inc. (JPY)	1,310,747
31,900	ORIX Corp. (JPY)	600,897
64,400	Tokyo Century Corp. (JPY)	697,438
		2,609,082
	Food Products — 0.9%
29,100	Ajinomoto Co., Inc. (JPY)	1,122,723
25,900	MEIJI Holdings Co., Ltd. (JPY)	615,171
		1,737,894
	Gas Utilities — 2.5%
75,500	Osaka Gas Co., Ltd. (JPY)	1,576,932
132,600	Tokyo Gas Co., Ltd. (JPY)	3,045,098
		4,622,030
	Ground Transportation — 1.6%
17,500	Hankyu Hanshin Holdings, Inc. (JPY)	557,145
See Notes to Financial Statements

First Trust Japan AlphaDEX® Fund (FJP)
Portfolio of Investments (Continued)
December 31, 2023
Shares	Description	Value
COMMON STOCKS (a) (Continued)
	Ground Transportation (Continued)
42,000	Keisei Electric Railway Co., Ltd. (JPY)	$1,985,021
16,700	Kintetsu Group Holdings Co., Ltd. (JPY)	529,663
		3,071,829
	Hotels, Restaurants & Leisure — 2.4%
29,800	Oriental Land Co., Ltd. (JPY)	1,109,786
65,100	Zensho Holdings Co., Ltd. (JPY)	3,411,517
		4,521,303
	Household Durables — 5.8%
47,000	Haseko Corp. (JPY)	610,667
103,100	Iida Group Holdings Co., Ltd. (JPY)	1,543,941
134,700	Nikon Corp. (JPY)	1,333,625
32,300	Open House Group Co., Ltd. (JPY)	958,233
237,600	Panasonic Holdings Corp. (JPY)	2,353,251
40,200	Sekisui Chemical Co., Ltd. (JPY)	579,479
119,600	Sumitomo Forestry Co., Ltd. (JPY) (b)	3,565,098
		10,944,294
	Insurance — 1.5%
160,800	Japan Post Holdings Co., Ltd. (JPY)	1,436,366
38,500	Japan Post Insurance Co., Ltd. (JPY)	683,716
39,600	T&D Holdings, Inc. (JPY)	629,247
		2,749,329
	IT Services — 1.1%
35,900	NEC Corp. (JPY)	2,125,993
	Leisure Products — 0.4%
54,300	Sega Sammy Holdings, Inc. (JPY)	759,430
	Machinery — 5.6%
82,800	Hitachi Construction Machinery Co., Ltd. (JPY)	2,188,621
68,000	Kawasaki Heavy Industries Ltd. (JPY)	1,504,198
42,900	Komatsu Ltd. (JPY)	1,122,094
24,800	Mitsubishi Heavy Industries Ltd. (JPY)	1,449,481
194,500	NGK Insulators Ltd. (JPY)	2,325,034
24,400	Toyota Industries Corp. (JPY)	1,990,071
		10,579,499
Shares	Description	Value

	Marine Transportation — 6.9%
118,400	Kawasaki Kisen Kaisha Ltd. (JPY)	$5,080,284
120,600	Mitsui OSK Lines Ltd. (JPY)	3,863,476
130,600	Nippon Yusen KK (JPY)	4,048,600
		12,992,360
	Metals & Mining — 4.2%
162,600	JFE Holdings, Inc. (JPY)	2,522,607
138,700	Nippon Steel Corp. (JPY)	3,177,312
72,000	Sumitomo Metal Mining Co., Ltd. (JPY)	2,168,170
		7,868,089
	Oil, Gas & Consumable Fuels — 5.1%
505,700	ENEOS Holdings, Inc. (JPY)	2,009,888
721,900	Idemitsu Kosan Co., Ltd. (JPY)	3,929,491
260,800	Inpex Corp. (JPY) (b)	3,522,650
		9,462,029
	Paper & Forest Products — 1.3%
620,100	Oji Holdings Corp. (JPY)	2,388,045
	Passenger Airlines — 1.1%
73,000	ANA Holdings, Inc. (JPY) (c)	1,584,255
26,700	Japan Airlines Co., Ltd. (JPY)	525,479
		2,109,734
	Pharmaceuticals — 1.0%
32,000	Ono Pharmaceutical Co., Ltd. (JPY)	571,007
27,500	Shionogi & Co., Ltd. (JPY)	1,325,851
		1,896,858
	Real Estate Management & Development — 1.1%
65,900	Daiwa House Industry Co., Ltd. (JPY)	1,996,630
	Semiconductors & Semiconductor Equipment — 5.8%
69,600	Advantest Corp. (JPY)	2,367,881
3,700	Disco Corp. (JPY)	917,915
154,200	Renesas Electronics Corp. (JPY) (c)	2,787,630
20,500	SCREEN Holdings Co., Ltd. (JPY)	1,734,503
205,500	SUMCO Corp. (JPY)	3,081,771
		10,889,700
	Specialty Retail — 0.6%
4,500	Fast Retailing Co., Ltd. (JPY)	1,116,702
	Technology Hardware, Storage & Peripherals — 3.0%
119,100	Brother Industries Ltd. (JPY)	1,900,954
See Notes to Financial Statements

First Trust Japan AlphaDEX® Fund (FJP)
Portfolio of Investments (Continued)
December 31, 2023
Shares	Description	Value
COMMON STOCKS (a) (Continued)
	Technology Hardware, Storage & Peripherals (Continued)
22,000	Canon, Inc. (JPY) (b)	$564,823
204,500	Ricoh Co., Ltd. (JPY)	1,570,734
111,700	Seiko Epson Corp. (JPY)	1,671,935
		5,708,446
	Textiles, Apparel & Luxury Goods — 1.3%
75,400	Asics Corp. (JPY)	2,362,533
	Trading Companies & Distributors — 9.9%
58,600	ITOCHU Corp. (JPY)	2,396,782
136,600	Marubeni Corp. (JPY)	2,158,958
180,400	Mitsubishi Corp. (JPY)	2,883,201
77,000	Mitsui & Co., Ltd. (JPY)	2,893,234
78,700	Sojitz Corp. (JPY)	1,777,727
137,000	Sumitomo Corp. (JPY)	2,988,738
58,400	Toyota Tsusho Corp. (JPY)	3,441,044
		18,539,684
	Total Common Stocks	187,138,659
	(Cost $171,235,474)

Principal Value	Description	Value
REPURCHASE AGREEMENTS — 5.4%
$3,037,360	Bank of America Corp., 5.32% (d), dated 12/29/23, due 01/02/24, with a maturity value of $3,039,604. Collateralized by U.S. Treasury Securities, interest rates of 0.00% to 3.13%, due 08/31/27 to 05/15/48. The value of the collateral including accrued interest is $3,098,107. (e)	3,037,360
Principal Value	Description	Value

$3,543,586	JPMorgan Chase & Co., 5.33% (d), dated 12/29/23, due 01/02/24, with a maturity value of $3,546,209. Collateralized by U.S. Treasury Securities, interest rates of 2.50% to 5.00%, due 02/15/29 to 08/15/53. The value of the collateral including accrued interest is $3,614,458. (e)	$3,543,586
3,543,586	Mizuho Financial Group, Inc., 5.33% (d), dated 12/29/23, due 01/02/24, with a maturity value of $3,546,209. Collateralized by U.S. Treasury Securities, interest rates of 0.38% to 4.75%, due 12/31/23 to 02/15/33. The value of the collateral including accrued interest is $3,614,458. (e)	3,543,586
	Total Repurchase Agreements	10,124,532
	(Cost $10,124,532)

	Total Investments — 105.2%	197,263,191
	(Cost $181,360,006)
	Net Other Assets and Liabilities — (5.2)%	(9,725,308)
	Net Assets — 100.0%	$187,537,883

(a)	Securities are issued in U.S. dollars unless otherwise indicated in the security description.
(b)
All or a portion of this security is on loan (see Note 2E -
Securities Lending in the Notes to Financial Statements). The
remaining contractual maturity of all of the securities lending transactions is overnight and continuous. The aggregate
value of such securities, including those sold and pending
settlement, is $8,370,471 and the total value of the collateral held by the Fund is $10,124,532.

(c)	Non-income producing security.
(d)	Rate shown reflects yield as of December 31, 2023.
(e)	This security serves as collateral for securities on loan.

Abbreviations throughout the Portfolio of Investments:
JPY	– Japanese Yen
USD	– United States Dollar

Currency Exposure Diversification	% of Total Investments
JPY	94.9%
USD	5.1
Total	100.0%

See Notes to Financial Statements

First Trust Japan AlphaDEX® Fund (FJP)
Portfolio of Investments (Continued)
December 31, 2023
Country Allocation†	% of Net Assets
Japan	99.8%
United States	5.4
Total Investments	105.2
Net Other Assets and Liabilities	(5.2)
Total	100.0%

†	Portfolio securities are categorized based upon their country of incorporation, which can be different from the country categorization of the Fund’s underlying index.

Valuation Inputs
A summary of the inputs used to value the Fund’s investments as of December 31, 2023 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

	Total Value at 12/31/2023	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Common Stocks*	$ 187,138,659	$ 187,138,659	$ —	$ —
Repurchase Agreements	10,124,532	—	10,124,532	—
Total Investments	$197,263,191	$187,138,659	$10,124,532	$—

*	See Portfolio of Investments for industry breakout.

Offsetting Assets and Liabilities

Offsetting assets and liabilities requires entities to disclose both gross and net information about instruments and transactions eligible for offset, and to disclose instruments and transactions subject to master netting or similar agreements (see Note 2C - Offsetting on the Statements of Assets and Liabilities in the Notes to Financial Statements).
The Fund’s loaned securities were all subject to an enforceable Securities Lending Agency Agreement. Securities lent in accordance with the Securities Lending Agency Agreement on a gross basis were as follows:

Securities Lending Agency Agreement
Total gross amount presented on the Statements of Assets and Liabilities(1)	$8,370,471
Non-cash Collateral(2)	(8,370,471)
Net Amount	$—

(1)	The amount presented on the Statements of Assets and Liabilities, which is included in “Investments, at value,” is not offset and is shown on a gross basis.
(2)	At December 31, 2023, the value of the collateral received from each borrower exceeded the value of the related securities loaned. This amount is disclosed on the Portfolio of Investments.
The Fund’s investments in repurchase agreements were all subject to an enforceable Master Repurchase Agreement. Repurchase Agreements on a gross basis were as follows:

Repurchase Agreements
Total gross amount presented on the Statements of Assets and Liabilities(3)	$10,124,532
Non-cash Collateral(4)	(10,124,532)
Net Amount	$—

(3)	The amount is included in “Investments, at value” on the Statements of Assets and Liabilities.
(4)	At December 31, 2023, the value of the collateral received from each seller exceeded the value of the repurchase agreements.
See Notes to Financial Statements

First Trust Developed Markets ex-US AlphaDEX® Fund (FDT)
Portfolio of Investments
December 31, 2023

Shares	Description	Value
COMMON STOCKS (a) (b) — 99.5%
	Australia — 4.6%
61,592	AGL Energy Ltd. (AUD)	$397,893
58,658	Ampol Ltd. (AUD)	1,445,005
135,984	BlueScope Steel Ltd. (AUD)	2,168,390
31,591	Fortescue Ltd. (AUD)	624,733
1,052,360	Incitec Pivot Ltd. (AUD)	2,036,650
153,694	Pilbara Minerals Ltd. (AUD) (c)	413,702
15,850	Pro Medicus Ltd. (AUD)	1,035,058
250,968	Santos Ltd. (AUD)	1,299,767
84,864	Seven Group Holdings Ltd. (AUD)	2,133,947
464,756	Whitehaven Coal Ltd. (AUD)	2,356,306
90,557	Woodside Energy Group Ltd. (AUD)	1,916,714
75,920	Worley Ltd. (AUD)	903,304
639,151	Yancoal Australia Ltd. (AUD) (c)	2,155,968
		18,887,437
	Austria — 1.9%
24,550	Erste Group Bank AG (EUR)	995,454
17,779	OMV AG (EUR)	780,569
87,516	Raiffeisen Bank International AG (EUR)	1,803,766
244,161	Telekom Austria AG (EUR)	2,061,989
62,363	voestalpine AG (EUR)	1,966,227
		7,608,005
	Belgium — 1.2%
2,815	Ackermans & van Haaren N.V. (EUR)	493,489
29,507	Colruyt Group N.V. (EUR)	1,329,027
104,913	Euronav N.V. (EUR)	1,849,621
36,263	Solvay S.A. (EUR)	1,110,100
		4,782,237
	Bermuda — 0.2%
8,713,886	United Energy Group Ltd. (HKD) (c)	948,556
	Canada — 5.8%
37,373	Agnico Eagle Mines Ltd. (CAD)	2,049,091
106,397	ARC Resources Ltd. (CAD)	1,579,434
591,460	B2Gold Corp. (CAD)	1,870,282
481,363	Baytex Energy Corp. (CAD)	1,591,162
25,483	Brookfield Asset Management Ltd., Class A (CAD)	1,023,512
153,964	Crescent Point Energy Corp. (CAD)	1,067,831
72,386	Enerplus Corp. (CAD)	1,109,513
2,600	Fairfax Financial Holdings Ltd. (CAD)	2,398,797
43,186	Finning International, Inc. (CAD)	1,248,925
13,786	Imperial Oil Ltd. (CAD)	785,304
Shares	Description	Value

	Canada (Continued)
65,457	MEG Energy Corp. (CAD) (d)	$1,169,290
20,625	Nutrien Ltd. (CAD)	1,161,961
29,030	Parkland Corp. (CAD)	935,717
14,120	Pembina Pipeline Corp. (CAD)	486,136
38,182	SNC-Lavalin Group, Inc. (CAD)	1,229,270
37,038	Suncor Energy, Inc. (CAD)	1,186,569
25,664	Tourmaline Oil Corp. (CAD)	1,154,158
251,383	Whitecap Resources, Inc. (CAD)	1,682,780
		23,729,732
	Cayman Islands — 1.7%
162,205	CK Asset Holdings Ltd. (HKD)	814,297
318,677	CK Hutchison Holdings Ltd. (HKD)	1,707,963
1,015,308	SITC International Holdings Co., Ltd. (HKD)	1,752,750
4,063,808	WH Group Ltd. (HKD) (e) (f)	2,622,987
		6,897,997
	Denmark — 1.1%
1,180	AP Moller - Maersk A.S., Class B (DKK)	2,121,403
54,837	Danske Bank A.S. (DKK)	1,464,984
78,849	H Lundbeck A.S. (DKK)	382,528
4,106	Pandora A.S. (DKK)	567,435
		4,536,350
	Finland — 1.2%
73,282	Fortum Oyj (EUR)	1,056,548
564,553	Nokia Oyj (EUR)	1,902,119
67,765	Stora Enso Oyj, Class R (EUR)	936,983
74,917	Wartsila Oyj Abp (EUR)	1,085,496
		4,981,146
	France — 3.8%
13,333	BNP Paribas S.A. (EUR)	921,258
24,313	Bouygues S.A. (EUR)	915,790
49,477	Carrefour S.A. (EUR)	904,781
41,575	Cie Generale des Etablissements Michelin S.C.A. (EUR)	1,489,804
137,826	Credit Agricole S.A. (EUR)	1,955,466
24,182	Elis S.A. (EUR)	504,281
21,410	Eurazeo SE (EUR)	1,698,212
41,453	Renault S.A. (EUR)	1,688,845
56,742	Rexel S.A. (EUR)	1,551,598
54,681	SCOR SE (EUR)	1,597,257
17,482	Societe Generale S.A. (EUR)	463,664
3,374	Teleperformance SE (EUR)	491,849
12,931	TotalEnergies SE (EUR)	879,349
24,670	Valeo SE (EUR)	378,967
		15,441,121
	Germany — 6.6%
16,720	Bayerische Motoren Werke AG (EUR)	1,860,198
See Notes to Financial Statements

First Trust Developed Markets ex-US AlphaDEX® Fund (FDT)
Portfolio of Investments (Continued)
December 31, 2023
Shares	Description	Value
COMMON STOCKS (a) (b) (Continued)
	Germany (Continued)
112,011	Commerzbank AG (EUR)	$1,330,520
7,890	Covestro AG (EUR) (d) (e) (f)	458,851
12,275	Daimler Truck Holding AG (EUR)	461,004
154,207	Deutsche Bank AG (EUR)	2,104,804
107,345	Deutsche Lufthansa AG (EUR) (d)	953,714
40,554	Deutsche Telekom AG (EUR)	973,737
27,350	Fresenius SE & Co. KGaA (EUR)	847,517
21,919	Heidelberg Materials AG (EUR)	1,958,540
42,737	HelloFresh SE (EUR) (d)	675,137
21,037	HOCHTIEF AG (EUR)	2,329,342
30,571	Mercedes-Benz Group AG (EUR)	2,110,987
1,091	Muenchener Rueckversicherungs- Gesellschaft AG in Muenchen (EUR)	451,773
43,180	Porsche Automobil Holding SE (Preference Shares) (EUR)	2,208,003
11,461	RWE AG (EUR)	521,024
221,557	Schaeffler AG (Preference Shares) (EUR)	1,368,466
26,858	Talanx AG (EUR)	1,916,861
237,679	Telefonica Deutschland Holding AG (EUR) (c)	617,130
111,504	thyssenkrupp AG (EUR)	776,973
39,770	United Internet AG (EUR)	1,011,548
11,094	Volkswagen AG (Preference Shares) (EUR)	1,369,236
5,940	Wacker Chemie AG (EUR)	749,516
		27,054,881
	Greece — 0.8%
276,124	Eurobank Ergasias Services and Holdings S.A. (EUR) (d)	490,771
57,750	Mytilineos S.A. (EUR)	2,339,734
75,443	National Bank of Greece S.A. (EUR) (d)	523,863
		3,354,368
	Hong Kong — 0.5%
348,014	Link REIT (HKD)	1,954,334
	Ireland — 0.3%
189,138	AIB Group PLC (EUR)	810,138
12,801	Smurfit Kappa Group PLC (GBP)	509,083
		1,319,221
	Israel — 0.8%
47,929	Bank Hapoalim BM (ILS)	430,369
385,458	ICL Group Ltd. (ILS)	1,949,355
Shares	Description	Value

	Israel (Continued)
11,762	Mizrahi Tefahot Bank Ltd. (ILS)	$454,815
42,048	Teva Pharmaceutical Industries Ltd. (ILS) (d)	445,966
		3,280,505
	Italy — 4.0%
955,789	A2A S.p.A. (EUR)	1,961,507
355,339	Banco BPM S.p.A. (EUR)	1,875,470
695,314	BPER Banca (EUR)	2,322,728
77,713	Buzzi S.p.A. (EUR)	2,362,687
105,628	Eni S.p.A. (EUR)	1,789,697
88,477	Leonardo S.p.A. (EUR)	1,458,761
96,456	Mediobanca Banca di Credito Finanziario S.p.A. (EUR)	1,193,135
176,657	Pirelli & C S.p.A. (EUR) (e) (f)	960,864
88,620	UniCredit S.p.A. (EUR)	2,403,239
		16,328,088
	Japan — 32.5%
56,300	Aisin Corp. (JPY)	1,969,701
42,300	Amada Co., Ltd. (JPY)	441,000
48,700	Asics Corp. (JPY)	1,525,933
10,900	Bridgestone Corp. (JPY)	451,461
58,500	Chiba Bank (The) Ltd. (JPY)	422,569
166,900	Chubu Electric Power Co., Inc. (JPY)	2,156,088
186,800	Concordia Financial Group Ltd. (JPY)	853,981
49,100	Dai Nippon Printing Co., Ltd. (JPY)	1,453,151
82,200	Dai-ichi Life Holdings, Inc. (JPY)	1,744,272
31,700	Daiwa House Industry Co., Ltd. (JPY)	960,443
368,700	Daiwa Securities Group, Inc. (JPY)	2,481,796
26,500	Denso Corp. (JPY)	399,755
539,500	ENEOS Holdings, Inc. (JPY)	2,144,226
53,400	Fukuoka Financial Group, Inc. (JPY)	1,260,013
33,400	Haseko Corp. (JPY)	433,963
70,000	Hitachi Construction Machinery Co., Ltd. (JPY)	1,850,284
189,200	Honda Motor Co., Ltd. (JPY)	1,967,143
277,700	Idemitsu Kosan Co., Ltd. (JPY)	1,511,594
141,100	Inpex Corp. (JPY) (c)	1,905,851
73,500	Isetan Mitsukoshi Holdings Ltd. (JPY)	799,638
67,700	Isuzu Motors Ltd. (JPY)	871,938
116,200	JFE Holdings, Inc. (JPY)	1,802,748
91,800	JGC Holdings Corp. (JPY)	1,059,606
130,800	Kajima Corp. (JPY)	2,186,030
153,200	Kansai Electric Power (The) Co., Inc. (JPY)	2,033,974
See Notes to Financial Statements

First Trust Developed Markets ex-US AlphaDEX® Fund (FDT)
Portfolio of Investments (Continued)
December 31, 2023
Shares	Description	Value
COMMON STOCKS (a) (b) (Continued)
	Japan (Continued)
52,700	Kawasaki Heavy Industries Ltd. (JPY)	$1,165,754
62,400	Kawasaki Kisen Kaisha Ltd. (JPY)	2,677,447
163,300	Kobe Steel Ltd. (JPY)	2,113,056
47,200	Komatsu Ltd. (JPY)	1,234,565
143,800	Kuraray Co., Ltd. (JPY) (c)	1,453,808
37,000	Lawson, Inc. (JPY)	1,911,142
27,300	Marubeni Corp. (JPY)	431,476
187,600	Mazda Motor Corp. (JPY)	2,027,011
50,400	Medipal Holdings Corp. (JPY)	816,945
202,600	Mitsubishi Chemical Group Corp. (JPY)	1,241,464
107,200	Mitsubishi Corp. (JPY)	1,713,299
191,700	Mitsubishi HC Capital, Inc. (JPY)	1,287,245
30,500	Mitsubishi Heavy Industries Ltd. (JPY)	1,782,628
488,600	Mitsubishi Motors Corp. (JPY)	1,555,896
250,900	Mitsubishi UFJ Financial Group, Inc. (JPY)	2,155,783
35,200	Mitsui & Co., Ltd. (JPY)	1,322,621
16,400	Mitsui Chemicals, Inc. (JPY)	486,417
77,400	Mitsui OSK Lines Ltd. (JPY)	2,479,545
125,200	Mizuho Financial Group, Inc. (JPY)	2,142,163
46,300	MS&AD Insurance Group Holdings, Inc. (JPY)	1,821,133
38,500	NEC Corp. (JPY)	2,279,965
64,200	NGK Insulators Ltd. (JPY)	767,440
32,600	NIPPON EXPRESS HOLDINGS, Inc. (JPY)	1,852,882
71,800	Nippon Sanso Holdings Corp. (JPY)	1,922,814
90,800	Nippon Steel Corp. (JPY)	2,080,028
81,900	Nippon Yusen KK (JPY)	2,538,900
482,000	Nissan Motor Co., Ltd. (JPY)	1,894,499
33,400	Nisshin Seifun Group, Inc. (JPY)	449,716
56,400	Niterra Co., Ltd. (JPY)	1,339,600
318,700	Nomura Holdings, Inc. (JPY)	1,441,383
96,700	Obayashi Corp. (JPY)	836,695
202,400	Oji Holdings Corp. (JPY)	779,455
65,600	Olympus Corp. (JPY)	949,339
12,500	Open House Group Co., Ltd. (JPY)	370,833
77,600	Osaka Gas Co., Ltd. (JPY)	1,620,794
20,100	Otsuka Corp. (JPY)	828,662
75,700	Panasonic Holdings Corp. (JPY)	749,752
148,000	Ricoh Co., Ltd. (JPY)	1,136,766
31,400	Rohto Pharmaceutical Co., Ltd. (JPY)	633,122
Shares	Description	Value

	Japan (Continued)
131,500	Ryohin Keikaku Co., Ltd. (JPY)	$2,200,527
9,000	Sanrio Co., Ltd. (JPY)	375,255
20,200	SBI Holdings, Inc. (JPY)	454,428
27,100	Seiko Epson Corp. (JPY)	405,635
306,200	Shimizu Corp. (JPY)	2,033,950
20,100	SoftBank Group Corp. (JPY)	897,087
38,800	Sojitz Corp. (JPY)	876,440
87,600	Subaru Corp. (JPY)	1,606,621
163,300	SUMCO Corp. (JPY)	2,448,921
64,000	Sumitomo Corp. (JPY)	1,396,199
35,300	Sumitomo Electric Industries Ltd. (JPY)	449,512
66,900	Sumitomo Forestry Co., Ltd. (JPY) (c)	1,994,189
14,500	Sumitomo Metal Mining Co., Ltd. (JPY)	436,645
43,300	Sumitomo Mitsui Financial Group, Inc. (JPY)	2,112,794
67,800	Sumitomo Mitsui Trust Holdings, Inc. (JPY)	1,301,183
42,300	Suzuki Motor Corp. (JPY)	1,809,900
103,200	T&D Holdings, Inc. (JPY)	1,639,855
12,100	Taisei Corp. (JPY)	413,803
18,400	Tokio Marine Holdings, Inc. (JPY)	460,522
42,700	Tokyo Century Corp. (JPY)	462,432
475,800	Tokyo Electric Power Co., Holdings, Inc. (JPY) (d)	2,492,045
93,900	Tokyo Gas Co., Ltd. (JPY)	2,156,370
35,600	TOPPAN Holdings, Inc. (JPY)	993,518
21,600	Toyota Industries Corp. (JPY)	1,761,702
95,100	Toyota Motor Corp. (JPY)	1,747,210
36,200	Toyota Tsusho Corp. (JPY)	2,132,976
194,300	Yamaha Motor Co., Ltd. (JPY) (c)	1,735,609
92,600	Yamazaki Baking Co., Ltd. (JPY)	2,112,068
22,000	Yokogawa Electric Corp. (JPY)	419,560
61,400	Yokohama Rubber (The) Co., Ltd. (JPY) (c)	1,407,845
29,400	Zensho Holdings Co., Ltd. (JPY)	1,540,685
		133,254,687
	Jersey — 0.3%
223,107	Glencore PLC (GBP)	1,342,572
	Luxembourg — 1.7%
84,725	ArcelorMittal S.A. (EUR)	2,401,433
73,248	InPost S.A. (EUR) (d)	1,011,987
372,590	Samsonite International S.A. (HKD) (d) (e) (f)	1,228,686
134,423	Tenaris S.A. (EUR)	2,336,495
		6,978,601
See Notes to Financial Statements

First Trust Developed Markets ex-US AlphaDEX® Fund (FDT)
Portfolio of Investments (Continued)
December 31, 2023
Shares	Description	Value
COMMON STOCKS (a) (b) (Continued)
	Netherlands — 0.5%
18,914	Arcadis N.V. (EUR)	$1,019,783
874	Argenx SE (EUR) (d)	331,426
12,427	Koninklijke Vopak N.V. (EUR)	417,599
14,429	Prosus N.V. (EUR)	429,840
		2,198,648
	Norway — 0.9%
52,649	Equinor ASA (NOK)	1,669,394
135,080	Norsk Hydro ASA (NOK)	909,406
8,352	Salmar ASA (NOK)	467,914
22,397	Yara International ASA (NOK)	796,247
		3,842,961
	Portugal — 1.0%
7,735,505	Banco Comercial Portugues S.A., Class R (EUR) (d)	2,343,264
114,776	Galp Energia SGPS S.A. (EUR)	1,690,268
		4,033,532
	Singapore — 1.2%
439,100	Keppel Corp., Ltd. (SGD)	2,352,292
270,400	Singapore Airlines Ltd. (SGD)	1,344,060
1,052,100	Yangzijiang Shipbuilding Holdings Ltd. (SGD)	1,187,823
		4,884,175
	South Korea — 12.0%
1,875	CJ CheilJedang Corp. (KRW)	471,698
12,880	DB Insurance Co., Ltd. (KRW)	837,065
56,445	Doosan Bobcat, Inc. (KRW)	2,208,889
2,276	Ecopro BM Co., Ltd. (KRW)	508,959
2,556	Ecopro Co., Ltd. (KRW)	1,284,053
27,126	Hana Financial Group, Inc. (KRW)	914,099
58,156	Hankook Tire & Technology Co., Ltd. (KRW)	2,050,068
5,504	Hanwha Aerospace Co., Ltd. (KRW)	532,066
34,736	HD Hyundai Co., Ltd. (KRW)	1,707,267
15,561	HD Korea Shipbuilding & Offshore Engineering Co., Ltd. (KRW)	1,460,769
177,043	HMM Co., Ltd. (KRW)	2,691,592
15,611	Hyundai Glovis Co., Ltd. (KRW)	2,321,226
9,576	Hyundai Mobis Co., Ltd. (KRW)	1,762,180
12,051	Hyundai Motor Co. (KRW)	1,904,168
45,394	Hyundai Steel Co. (KRW)	1,286,498
102,719	Industrial Bank of Korea (KRW)	945,918
31,234	KB Financial Group, Inc. (KRW)	1,312,027
35,365	Kia Corp. (KRW)	2,745,943
105,884	Korean Air Lines Co., Ltd. (KRW)	1,964,926
Shares	Description	Value

	South Korea (Continued)
69,471	KT Corp. (KRW)	$1,855,581
7,064	LG Innotek Co., Ltd. (KRW)	1,313,633
20,860	Meritz Financial Group, Inc. (KRW)	957,237
42,490	Posco DX Co., Ltd. (KRW)	2,447,984
1,602	POSCO Future M Co., Ltd. (KRW)	446,555
5,381	POSCO Holdings, Inc. (KRW)	2,086,971
24,191	Posco International Corp. (KRW)	1,172,077
10,702	Samsung C&T Corp. (KRW)	1,076,100
25,252	Samsung Electronics Co., Ltd. (KRW)	1,539,158
38,065	Samsung Engineering Co., Ltd. (KRW) (d)	857,120
220,310	Samsung Heavy Industries Co., Ltd. (KRW) (d)	1,325,726
12,775	Samsung SDS Co., Ltd. (KRW)	1,686,272
16,173	Shinhan Financial Group Co., Ltd. (KRW)	504,190
33,216	SK Telecom Co., Ltd. (KRW)	1,292,120
3,938	SK, Inc. (KRW)	544,269
93,922	Woori Financial Group, Inc. (KRW)	948,044
		48,962,448
	Spain — 2.4%
47,299	ACS Actividades de Construccion y Servicios S.A. (EUR)	2,096,980
209,009	Banco Bilbao Vizcaya Argentaria S.A. (EUR)	1,898,026
732,149	Banco de Sabadell S.A. (EUR)	899,587
334,004	Banco Santander S.A. (EUR)	1,393,588
25,693	Enagas S.A. (EUR) (c)	432,972
65,533	Grifols S.A. (EUR) (d)	1,118,092
103,498	Repsol S.A. (EUR)	1,536,748
104,153	Telefonica S.A. (EUR)	406,338
		9,782,331
	Sweden — 2.5%
29,474	Boliden AB (SEK)	919,049
80,284	Industrivarden AB, Class C (SEK)	2,613,237
110,437	Investor AB, Class B (SEK)	2,556,703
35,469	Skandinaviska Enskilda Banken AB, Class A (SEK)	488,110
25,744	Skanska AB, Class B (SEK)	465,437
46,040	Swedbank AB, Class A (SEK)	928,008
68,096	Trelleborg AB, Class B (SEK)	2,279,307
		10,249,851
	Switzerland — 1.5%
31,001	Adecco Group AG (CHF)	1,521,207
See Notes to Financial Statements

First Trust Developed Markets ex-US AlphaDEX® Fund (FDT)
Portfolio of Investments (Continued)
December 31, 2023
Shares	Description	Value
COMMON STOCKS (a) (b) (Continued)
	Switzerland (Continued)
112,556	EFG International AG (CHF)	$1,445,342
6,638	Holcim AG (CHF)	521,064
3,315	Swatch Group (The) AG (CHF)	901,027
51,590	UBS Group AG (CHF)	1,600,974
		5,989,614
	United Kingdom — 8.3%
84,289	3i Group PLC (GBP)	2,601,094
24,455	Antofagasta PLC (GBP)	523,526
16,987	Associated British Foods PLC (GBP)	512,514
237,674	Barratt Developments PLC (GBP)	1,704,401
131,524	BP PLC (GBP)	781,486
54,243	British American Tobacco PLC (GBP)	1,587,126
1,197,806	BT Group PLC (GBP)	1,887,102
35,030	Carnival PLC (GBP) (d)	586,267
1,131,305	Centrica PLC (GBP)	2,028,196
27,625	Computacenter PLC (GBP)	983,124
365,162	DS Smith PLC (GBP)	1,430,338
86,768	Frasers Group PLC (GBP) (d)	1,007,001
23,422	GSK PLC (GBP)	432,955
5,753	InterContinental Hotels Group PLC (GBP)	519,913
312,996	Kingfisher PLC (GBP)	970,669
738,504	Marks & Spencer Group PLC (GBP)	2,564,191
76,385	Mondi PLC (GBP)	1,496,972
142,637	National Grid PLC (GBP)	1,923,571
790,991	Rolls-Royce Holdings PLC (GBP) (d)	3,021,682
53,639	Shell PLC (GBP)	1,758,157
184,412	Standard Chartered PLC (GBP)	1,566,913
1,191,679	Taylor Wimpey PLC (GBP)	2,233,648
2,274,538	Vodafone Group PLC (GBP)	1,987,717
		34,108,563
	United States — 0.2%
8,747	Autoliv, Inc., SDR (SEK)	957,430
	Total Common Stocks	407,689,391
	(Cost $360,678,398)

Principal Value	Description	Value
REPURCHASE AGREEMENTS — 2.7%
$3,259,669	Bank of America Corp., 5.32% (g), dated 12/29/23, due 01/02/24, with a maturity value of $3,262,078. Collateralized by U.S. Treasury Securities, interest rates of 0.00% to 3.13%, due 08/31/27 to 05/15/48. The value of the collateral including accrued interest is $3,324,862. (h)	$3,259,669
3,802,947	JPMorgan Chase & Co., 5.33% (g), dated 12/29/23, due 01/02/24, with a maturity value of $3,805,762. Collateralized by U.S. Treasury Securities, interest rates of 2.50% to 5.00%, due 02/15/29 to 08/15/53. The value of the collateral including accrued interest is $3,879,006. (h)	3,802,947
3,802,947	Mizuho Financial Group, Inc., 5.33% (g), dated 12/29/23, due 01/02/24, with a maturity value of $3,805,762. Collateralized by U.S. Treasury Securities, interest rates of 0.38% to 4.75%, due 12/31/23 to 02/15/33. The value of the collateral including accrued interest is $3,879,007. (h)	3,802,947
	Total Repurchase Agreements	10,865,563
	(Cost $10,865,563)

	Total Investments — 102.2%	418,554,954
	(Cost $371,543,961)
	Net Other Assets and Liabilities — (2.2)%	(8,916,288)
	Net Assets — 100.0%	$409,638,666

(a)
Portfolio securities are categorized based upon their country of incorporation, which can be different from the country
categorization of the Fund’s underlying index. For a
breakdown of the portfolio securities by sector, please see the
Fund Performance Overview.

(b)	Securities are issued in U.S. dollars unless otherwise indicated in the security description.
See Notes to Financial Statements

First Trust Developed Markets ex-US AlphaDEX® Fund (FDT)
Portfolio of Investments (Continued)
December 31, 2023
(c)
All or a portion of this security is on loan (see Note 2E -
Securities Lending in the Notes to Financial Statements). The
remaining contractual maturity of all of the securities lending transactions is overnight and continuous. The aggregate
value of such securities, including those sold and pending
settlement, is $9,235,559 and the total value of the collateral held by the Fund is $10,865,563.

(d)	Non-income producing security.
(e)
This security is exempt from registration upon resale under
Rule 144A of the Securities Act of 1933, as amended (the
“1933 Act”) and may be resold in transactions exempt from
registration, normally to qualified institutional buyers. This security is not restricted on the foreign exchange where it
trades freely without any additional registration. As such, it does not require the additional disclosure required of
restricted securities.

(f)	This security may be resold to qualified foreign investors and foreign institutional buyers under Regulation S of the 1933 Act.
(g)	Rate shown reflects yield as of December 31, 2023.
(h)	This security serves as collateral for securities on loan.

Abbreviations throughout the Portfolio of Investments:
AUD	– Australian Dollar
CAD	– Canadian Dollar
CHF	– Swiss Franc
DKK	– Danish Krone
EUR	– Euro
GBP	– British Pound Sterling
HKD	– Hong Kong Dollar
ILS	– Israeli Shekel
JPY	– Japanese Yen
KRW	– South Korean Won
NOK	– Norwegian Krone
SDR	– Swedish Depositary Receipt
SEK	– Swedish Krona
SGD	– Singapore Dollar
USD	– United States Dollar

Currency Exposure Diversification	% of Total Investments
JPY	31.8%
EUR	24.4
KRW	11.7
GBP	8.6
CAD	5.7
AUD	4.5
SEK	2.7
HKD	2.6
USD	2.6
CHF	1.4
SGD	1.2
DKK	1.1
NOK	0.9
ILS	0.8
Total	100.0%

Valuation Inputs
A summary of the inputs used to value the Fund’s investments as of December 31, 2023 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

	Total Value at 12/31/2023	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Common Stocks*	$ 407,689,391	$ 407,689,391	$ —	$ —
Repurchase Agreements	10,865,563	—	10,865,563	—
Total Investments	$418,554,954	$407,689,391	$10,865,563	$—

*	See Portfolio of Investments for country breakout.

Offsetting Assets and Liabilities

Offsetting assets and liabilities requires entities to disclose both gross and net information about instruments and transactions eligible for offset, and to disclose instruments and transactions subject to master netting or similar agreements (see Note 2C - Offsetting on the Statements of Assets and Liabilities in the Notes to Financial Statements).
The Fund’s loaned securities were all subject to an enforceable Securities Lending Agency Agreement. Securities lent in accordance with the Securities Lending Agency Agreement on a gross basis were as follows:

Securities Lending Agency Agreement
Total gross amount presented on the Statements of Assets and Liabilities(1)	$9,235,559
Non-cash Collateral(2)	(9,235,559)
Net Amount	$—

See Notes to Financial Statements

First Trust Developed Markets ex-US AlphaDEX® Fund (FDT)
Portfolio of Investments (Continued)
December 31, 2023
(1)	The amount presented on the Statements of Assets and Liabilities, which is included in “Investments, at value,” is not offset and is shown on a gross basis.
(2)	At December 31, 2023, the value of the collateral received from each borrower exceeded the value of the related securities loaned. This amount is disclosed on the Portfolio of Investments.
The Fund’s investments in repurchase agreements were all subject to an enforceable Master Repurchase Agreement. Repurchase Agreements on a gross basis were as follows:

Repurchase Agreements
Total gross amount presented on the Statements of Assets and Liabilities(3)	$10,865,563
Non-cash Collateral(4)	(10,865,563)
Net Amount	$—

(3)	The amount is included in “Investments, at value” on the Statements of Assets and Liabilities.
(4)	At December 31, 2023, the value of the collateral received from each seller exceeded the value of the repurchase agreements.
See Notes to Financial Statements

First Trust Emerging Markets AlphaDEX® Fund (FEM)
Portfolio of Investments
December 31, 2023

Shares	Description	Value
COMMON STOCKS (a) (b) — 99.5%
	Bermuda — 2.0%
1,833,997	China Gas Holdings Ltd. (HKD)	$1,810,862
2,008,555	Kunlun Energy Co., Ltd. (HKD)	1,810,876
324,006	Orient Overseas International Ltd. (HKD)	4,522,848
		8,144,586
	Brazil — 9.1%
183,593	Banco do Brasil S.A. (BRL)	2,093,465
1,046,968	Cia Energetica de Minas Gerais (Preference Shares) (BRL)	2,474,307
897,422	Gerdau S.A. (Preference Shares) (BRL)	4,389,564
2,009,947	Itausa S.A. (Preference Shares) (BRL)	4,290,833
479,884	JBS S.A. (BRL)	2,460,868
181,897	Klabin S.A. (BRL)	832,047
625,138	Petroleo Brasileiro S.A. (Preference Shares) (BRL)	4,792,519
184,139	PRIO S.A. (BRL)	1,745,636
319,157	Suzano S.A. (BRL)	3,655,036
200,600	Telefonica Brasil S.A. (BRL)	2,206,864
923,938	Ultrapar Participacoes S.A. (BRL)	5,042,325
192,259	Vale S.A. (BRL)	3,055,499
228,909	Vibra Energia S.A. (BRL)	1,072,540
		38,111,503
	Cayman Islands — 5.5%
41,535	Alchip Technologies Ltd. (TWD)	4,432,222
1,466,613	China Feihe Ltd. (HKD) (c) (d)	802,003
1,142,755	China Medical System Holdings Ltd. (HKD)	2,025,450
2,466,577	China State Construction International Holdings Ltd. (HKD)	2,852,429
23,208,403	GCL Technology Holdings Ltd. (HKD)	3,685,525
98,029	Li Auto, Inc., Class A (HKD) (e)	1,846,714
1,925,226	Longfor Group Holdings Ltd. (HKD) (c) (d)	3,081,939
2,189,790	Sany Heavy Equipment International Holdings Co., Ltd. (HKD)	2,117,297
921,831	Zhongsheng Group Holdings Ltd. (HKD)	2,205,264
		23,048,843
	Chile — 4.8%
67,939	Banco de Credito e Inversiones S.A. (CLP)	1,839,190
56,355,496	Banco Santander Chile (CLP)	2,750,578
1,376,278	Cencosud S.A. (CLP)	2,585,374
1,889,884	Empresas CMPC S.A. (CLP)	3,646,727
Shares	Description	Value

	Chile (Continued)
368,100	Empresas Copec S.A. (CLP)	$2,678,200
71,574,959	Enel Chile S.A. (CLP)	4,629,978
29,252	Sociedad Quimica y Minera de Chile S.A., Class B (Preference Shares) (CLP)	1,748,127
		19,878,174
	China — 13.4%
3,093,914	Aluminum Corp. of China Ltd., Class H (HKD)	1,545,273
974,925	Anhui Conch Cement Co., Ltd., Class H (HKD)	2,252,372
1,429,902	Bank of Communications Co., Ltd., Class H (HKD)	891,800
8,578,330	China Cinda Asset Management Co., Ltd., Class H (HKD)	856,899
1,862,062	China CITIC Bank Corp., Ltd., Class H (HKD)	877,555
4,414,608	China Coal Energy Co., Ltd., Class H (HKD)	4,014,051
3,066,460	China Construction Bank Corp., Class H (HKD)	1,826,092
2,883,330	China Everbright Bank Co., Ltd., Class H (HKD)	856,672
3,297,376	China National Building Material Co., Ltd., Class H (HKD)	1,410,416
721,203	China Oilfield Services Ltd., Class H (HKD)	737,043
3,166,689	China Petroleum & Chemical Corp., Class H (HKD)	1,658,674
5,032,764	China Railway Group Ltd., Class H (HKD)	2,242,943
533,672	China Shenhua Energy Co., Ltd., Class H (HKD)	1,828,229
36,142,199	China Tower Corp., Ltd., Class H (HKD) (c) (d)	3,795,428
2,344,874	Chongqing Rural Commercial Bank Co., Ltd., Class H (HKD)	909,902
791,736	COSCO SHIPPING Energy Transportation Co., Ltd., Class H (HKD)	747,275
4,219,870	COSCO SHIPPING Holdings Co., Ltd., Class H (HKD)	4,242,297
843,239	Ganfeng Lithium Group Co., Ltd., Class H (HKD) (c) (d)	3,185,702
1,013,984	Hisense Home Appliances Group Co., Ltd., Class H (HKD)	2,189,380
3,092,536	Inner Mongolia Yitai Coal Co., Ltd., Class B (e)	4,765,598
551,852	Jiangxi Copper Co., Ltd., Class H (HKD)	780,233
See Notes to Financial Statements

First Trust Emerging Markets AlphaDEX® Fund (FEM)
Portfolio of Investments (Continued)
December 31, 2023
Shares	Description	Value
COMMON STOCKS (a) (b) (Continued)
	China (Continued)
4,107,076	Metallurgical Corp. of China Ltd., Class H (HKD)	$799,482
4,594,676	PetroChina Co., Ltd., Class H (HKD)	3,036,246
1,346,973	PICC Property & Casualty Co., Ltd., Class H (HKD)	1,600,808
7,108,813	Sinotrans Ltd., Class H (HKD)	2,976,989
618,169	Tianqi Lithium Corp., Class H (HKD) (f)	3,416,020
72,315	WuXi AppTec Co., Ltd., Class H (HKD) (c) (d) (f)	735,791
915,155	Yankuang Energy Group Co., Ltd., Class H (HKD)	1,739,246
		55,918,416
	Colombia — 0.5%
258,562	Bancolombia S.A. (Preference Shares) (COP)	1,996,257
	Egypt — 0.8%
1,337,933	Commercial International Bank - Egypt (EGP) (g)	3,155,661
	Hong Kong — 5.5%
1,004,019	Beijing Enterprises Holdings Ltd. (HKD)	3,490,954
949,177	BYD Electronic International Co., Ltd. (HKD)	4,448,982
2,779,805	China Merchants Port Holdings Co., Ltd. (HKD)	3,787,812
4,755,748	China Power International Development Ltd. (HKD)	1,747,967
1,303,237	China Resources Pharmaceutical Group Ltd. (HKD) (c) (d)	856,196
1,362,301	China Resources Power Holdings Co., Ltd. (HKD)	2,728,615
868,753	China Taiping Insurance Holdings Co., Ltd. (HKD)	747,649
1,133,051	Guangdong Investment Ltd. (HKD)	824,195
682,682	Hua Hong Semiconductor Ltd. (HKD) (c) (d) (e)	1,650,642
1,347,972	Sinotruk Hong Kong Ltd. (HKD)	2,644,673
		22,927,685
	Hungary — 2.4%
567,948	MOL Hungarian Oil & Gas PLC (HUF)	4,626,575
95,449	OTP Bank Nyrt (HUF)	4,347,177
35,600	Richter Gedeon Nyrt (HUF)	897,918
		9,871,670
	India — 8.3%
811,919	Ashok Leyland Ltd. (INR)	1,771,389
69,311	Axis Bank Ltd. (INR)	918,136
Shares	Description	Value

	India (Continued)
1,343,396	Bank of Baroda (INR)	$3,730,860
1,097,021	Bharat Heavy Electricals Ltd. (INR)	2,551,602
488,145	Federal Bank Ltd. (INR)	916,001
291,708	Hindalco Industries Ltd. (INR)	2,155,373
71,295	Larsen & Toubro Ltd. (INR)	3,020,969
877,885	NTPC Ltd. (INR)	3,282,557
1,141,006	Power Finance Corp., Ltd. (INR)	5,246,115
750,051	REC Ltd. (INR)	3,721,243
456,077	Tata Motors Ltd. (INR)	4,274,741
547,883	Tata Power Co (The) Ltd. (INR)	2,186,890
557,447	Tata Steel Ltd. (INR)	935,177
		34,711,053
	Indonesia — 3.1%
23,462,985	Adaro Energy Indonesia Tbk PT (IDR)	3,626,804
2,148,418	Astra International Tbk PT (IDR)	788,372
6,024,280	Indah Kiat Pulp & Paper Tbk PT (IDR)	3,257,267
6,056,106	Indofood Sukses Makmur Tbk PT (IDR)	2,536,980
1,893,650	United Tractors Tbk PT (IDR)	2,782,609
		12,992,032
	Malaysia — 2.6%
13,364,300	YTL Corp. Bhd (MYR)	5,496,959
9,909,200	YTL Power International Bhd (MYR)	5,477,556
		10,974,515
	Mexico — 5.7%
549,695	Coca-Cola Femsa S.A.B. de C.V. (MXN)	5,210,789
493,085	El Puerto de Liverpool S.A.B. de C.V., Series C1 (MXN)	3,355,858
2,588,204	Fibra Uno Administracion S.A. de C.V. (MXN)	4,659,407
237,022	Fomento Economico Mexicano S.A.B. de C.V., Series UBD (MXN)	3,084,734
151,141	Gruma S.A.B. de C.V., Class B (MXN)	2,769,331
353,379	Grupo Carso S.A.B. de C.V., Series A1 (MXN)	3,945,417
146,951	Grupo Comercial Chedraui S.A. de C.V. (MXN)	887,712
		23,913,248
	Netherlands — 1.0%
626,381	NEPI Rockcastle N.V. (ZAR)	4,327,568
	Poland — 4.7%
28,665	mBank S.A. (PLN) (e)	3,897,522
321,724	ORLEN S.A. (PLN)	5,355,594
See Notes to Financial Statements

First Trust Emerging Markets AlphaDEX® Fund (FEM)
Portfolio of Investments (Continued)
December 31, 2023
Shares	Description	Value
COMMON STOCKS (a) (b) (Continued)
	Poland (Continued)
1,511,219	PGE Polska Grupa Energetyczna S.A. (PLN) (e)	$3,332,958
217,571	Powszechna Kasa Oszczednosci Bank Polski S.A. (PLN) (e)	2,782,432
365,196	Powszechny Zaklad Ubezpieczen S.A. (PLN)	4,387,271
		19,755,777
	Russia — 0.0%
76,383,797	Inter RAO UES PJSC (RUB) (e) (g) (h) (i)	0
11,679	Magnit PJSC (RUB) (e) (g) (h) (i)	0
4,142,443	Magnitogorsk Iron & Steel Works PJSC (RUB) (e) (g) (h) (i)	0
262,800,255	RusHydro PJSC (RUB) (e) (g) (h) (i)	0
403,137	Tatneft PJSC (RUB) (e) (g) (h) (i)	0
		0
	Singapore — 0.5%
247,975	BOC Aviation Ltd. (HKD) (c) (d)	1,895,896
	South Africa — 4.4%
69,274	Anglo American Platinum Ltd. (ZAR)	3,650,684
77,213	Bid Corp., Ltd. (ZAR)	1,800,898
59,761	Bidvest Group (The) Ltd. (ZAR)	824,223
149,666	Investec Ltd. (ZAR)	1,027,555
144,453	MTN Group Ltd. (ZAR)	912,086
329,325	Remgro Ltd. (ZAR)	2,925,173
992,939	Sanlam Ltd. (ZAR)	3,951,672
2,230,800	Sibanye Stillwater Ltd. (ZAR)	3,036,595
		18,128,886
	Taiwan — 10.7%
169,972	Accton Technology Corp. (TWD)	2,896,511
163,824	Asia Vital Components Co., Ltd. (TWD)	1,796,216
152,218	Asustek Computer, Inc. (TWD)	2,427,810
909,838	Compal Electronics, Inc. (TWD)	1,181,377
1,203,967	Evergreen Marine Corp. Taiwan Ltd. (TWD)	5,629,405
920,331	Fubon Financial Holding Co., Ltd. (TWD)	1,943,189
99,226	Gigabyte Technology Co., Ltd. (TWD)	860,009
1,710,125	Inventec Corp. (TWD)	2,942,103
229,893	Lite-On Technology Corp. (TWD)	876,411
Shares	Description	Value

	Taiwan (Continued)
466,506	Quanta Computer, Inc. (TWD)	$3,412,476
1,853,897	United Microelectronics Corp. (TWD)	3,177,367
2,313,213	Wan Hai Lines Ltd. (TWD)	4,145,476
1,100,770	Wistron Corp. (TWD)	3,536,466
74,735	Wiwynn Corp. (TWD)	4,444,091
3,072,832	Yang Ming Marine Transport Corp. (TWD)	5,136,322
		44,405,229
	Thailand — 0.8%
552,800	PTT Exploration & Production PCL (THB)	2,421,259
940,500	PTT PCL (THB)	985,069
		3,406,328
	Turkey — 13.7%
3,544,825	Akbank T.A.S. (TRY)	4,393,027
727,668	Arcelik A.S. (TRY)	3,173,034
581,421	Aselsan Elektronik Sanayi Ve Ticaret A.S. (TRY)	887,459
431,780	BIM Birlesik Magazalar A.S. (TRY)	4,406,628
134,803	Borusan Birlesik Boru Fabrikalari Sanayi ve Ticaret A.S. (TRY) (e)	2,703,493
300,506	Coca-Cola Icecek A.S. (TRY)	5,358,758
140,367	Ford Otomotiv Sanayi A.S. (TRY)	3,522,423
1,986,764	Haci Omer Sabanci Holding A.S. (TRY)	4,075,500
808,520	KOC Holding A.S. (TRY)	3,890,499
321,109	Tofas Turk Otomobil Fabrikasi A.S. (TRY)	2,288,285
489,113	Turk Hava Yollari AO (TRY) (e)	3,794,231
2,225,325	Turkcell Iletisim Hizmetleri A.S. (TRY)	4,236,377
4,607,996	Turkiye Is Bankasi A.S., Class C (TRY)	3,652,777
745,974	Turkiye Petrol Rafinerileri A.S. (TRY)	3,619,912
1,736,283	Turkiye Sise ve Cam Fabrikalari A.S. (TRY)	2,699,690
6,425,234	Yapi ve Kredi Bankasi A.S. (TRY)	4,260,414
		56,962,507
	Total Common Stocks	414,525,834
	(Cost $392,488,702)

See Notes to Financial Statements

First Trust Emerging Markets AlphaDEX® Fund (FEM)
Portfolio of Investments (Continued)
December 31, 2023
Principal Value	Description	Value
REPURCHASE AGREEMENTS — 0.4%
$707,587	Bank of America Corp., 5.32% (j), dated 12/29/23, due 01/02/24, with a maturity value of $708,110. Collateralized by U.S. Treasury Securities, interest rates of 0.00% to 3.13%, due 08/31/27 to 05/15/48. The value of the collateral including accrued interest is $721,739. (k)	$707,587
1,000,000	JPMorgan Chase & Co., 5.33% (j), dated 12/29/23, due 01/02/24, with a maturity value of $1,000,740. Collateralized by U.S. Treasury Securities, interest rates of 2.50% to 5.00%, due 02/15/29 to 08/15/53. The value of the collateral including accrued interest is $1,020,000. (k)	1,000,000
	Total Repurchase Agreements	1,707,587
	(Cost $1,707,587)

	Total Investments — 99.9%	416,233,421
	(Cost $394,196,289)
	Net Other Assets and Liabilities — 0.1%	321,540
	Net Assets — 100.0%	$416,554,961

(a)
Portfolio securities are categorized based upon their country of incorporation, which can be different from the country
categorization of the Fund’s underlying index. For a
breakdown of the portfolio securities by sector, please see the
Fund Performance Overview.

(b)	Securities are issued in U.S. dollars unless otherwise indicated in the security description.
(c)
This security is exempt from registration upon resale under
Rule 144A of the Securities Act of 1933, as amended (the
“1933 Act”) and may be resold in transactions exempt from
registration, normally to qualified institutional buyers. This security is not restricted on the foreign exchange where it
trades freely without any additional registration. As such, it does not require the additional disclosure required of
restricted securities.

(d)	This security may be resold to qualified foreign investors and foreign institutional buyers under Regulation S of the 1933 Act.
(e)	Non-income producing security.
(f)
All or a portion of this security is on loan (see Note 2E -
Securities Lending in the Notes to Financial Statements). The
remaining contractual maturity of all of the securities lending transactions is overnight and continuous. The aggregate
value of such securities, including those sold and pending
settlement, is $1,618,276 and the total value of the collateral held by the Fund is $1,707,587.

(g)	Pursuant to procedures adopted by the Trust’s Board of Trustees, this security has been determined to be illiquid by First Trust Advisors L.P., the Fund’s advisor.
(h)
This security is fair valued by the Advisor’s Pricing
Committee in accordance with procedures approved by the
Trust’s Board of Trustees, and in accordance with provisions of the Investment Company Act of 1940 and rules
thereunder, as amended. At December 31, 2023, securities
noted as such are valued at $0 or 0.0% of net assets.

(i)	This security’s value was determined using significant unobservable inputs (see Note 2A - Portfolio Valuation in the Notes to Financial Statements).
(j)	Rate shown reflects yield as of December 31, 2023.
(k)	This security serves as collateral for securities on loan.

Abbreviations throughout the Portfolio of Investments:
BRL	– Brazilian Real
CLP	– Chilean Peso
COP	– Colombian Peso
EGP	– Egyptian Pound
HKD	– Hong Kong Dollar
HUF	– Hungarian Forint
IDR	– Indonesian Rupiah
INR	– Indian Rupee
MXN	– Mexican Peso
MYR	– Malaysian Ringgit
PLN	– Polish Zloty
RUB	– Russian Ruble
THB	– Thai Baht
TRY	– Turkish Lira
TWD	– New Taiwan Dollar
USD	– United States Dollar
ZAR	– South African Rand

See Notes to Financial Statements

First Trust Emerging Markets AlphaDEX® Fund (FEM)
Portfolio of Investments (Continued)
December 31, 2023
Currency Exposure Diversification	% of Total Investments
HKD	24.7%
TRY	13.7
TWD	11.7
BRL	9.2
INR	8.3
MXN	5.7
ZAR	5.4
CLP	4.8
PLN	4.7
IDR	3.1
MYR	2.6
HUF	2.4
USD	1.6
THB	0.8
EGP	0.8
COP	0.5
RUB	0.0‡
Total	100.0%

‡	Investments are valued at $0.

Valuation Inputs
A summary of the inputs used to value the Fund’s investments as of December 31, 2023 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

	Total Value at 12/31/2023	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Common Stocks:
Russia	$ —**	$ —	$ —	$ —**
Thailand	3,406,328	—	3,406,328	—
Other Country Categories*	411,119,506	411,119,506	—	—
Repurchase Agreements	1,707,587	—	1,707,587	—
Total Investments	$416,233,421	$411,119,506	$5,113,915	$—**

*	See Portfolio of Investments for country breakout.
**	Investments are valued at $0.
Level 3 investments are fair valued by the Advisor’s Pricing Committee and are footnoted in the Portfolio of Investments. All Level 3 values are based on unobservable inputs.

Offsetting Assets and Liabilities

Offsetting assets and liabilities requires entities to disclose both gross and net information about instruments and transactions eligible for offset, and to disclose instruments and transactions subject to master netting or similar agreements (see Note 2C - Offsetting on the Statements of Assets and Liabilities in the Notes to Financial Statements).
The Fund’s loaned securities were all subject to an enforceable Securities Lending Agency Agreement. Securities lent in accordance with the Securities Lending Agency Agreement on a gross basis were as follows:

Securities Lending Agency Agreement
Total gross amount presented on the Statements of Assets and Liabilities(1)	$1,618,276
Non-cash Collateral(2)	(1,618,276)
Net Amount	$—

(1)	The amount presented on the Statements of Assets and Liabilities, which is included in “Investments, at value,” is not offset and is shown on a gross basis.
(2)	At December 31, 2023, the value of the collateral received from each borrower exceeded the value of the related securities loaned. This amount is disclosed on the Portfolio of Investments.
The Fund’s investments in repurchase agreements were all subject to an enforceable Master Repurchase Agreement. Repurchase Agreements on a gross basis were as follows:

Repurchase Agreements
Total gross amount presented on the Statements of Assets and Liabilities(3)	$1,707,587
Non-cash Collateral(4)	(1,707,587)
Net Amount	$—

(3)	The amount is included in “Investments, at value” on the Statements of Assets and Liabilities.
(4)	At December 31, 2023, the value of the collateral received from each seller exceeded the value of the repurchase agreements.
See Notes to Financial Statements

First Trust Germany AlphaDEX® Fund (FGM)
Portfolio of Investments
December 31, 2023

Shares	Description	Value
COMMON STOCKS (a) — 100.0%
	Aerospace & Defense — 0.7%
505	MTU Aero Engines AG (EUR)	$108,851
	Air Freight & Logistics — 2.6%
8,044	DHL Group (EUR)	398,319
	Automobile Components — 3.4%
84,984	Schaeffler AG (Preference Shares) (EUR)	524,911
	Automobiles — 14.9%
5,329	Bayerische Motoren Werke AG (EUR)	592,883
8,140	Mercedes-Benz Group AG (EUR)	562,083
10,871	Porsche Automobil Holding SE (Preference Shares) (EUR)	555,887
4,878	Volkswagen AG (Preference Shares) (EUR)	602,049
		2,312,902
	Banks — 2.7%
35,448	Commerzbank AG (EUR)	421,068
	Capital Markets — 2.2%
24,939	Deutsche Bank AG (EUR)	340,398
	Chemicals — 9.5%
7,562	Covestro AG (EUR) (b) (c) (d)	439,776
13,762	Evonik Industries AG (EUR)	281,062
3,311	FUCHS SE (Preference Shares) (EUR)	147,303
4,769	Wacker Chemie AG (EUR)	601,758
		1,469,899
	Construction & Engineering — 4.3%
6,057	HOCHTIEF AG (EUR)	670,667
	Construction Materials — 4.6%
7,974	Heidelberg Materials AG (EUR)	712,505
	Diversified Telecommunication Services — 6.0%
24,016	Deutsche Telekom AG (EUR)	576,645
139,620	Telefonica Deutschland Holding AG (EUR)	362,521
		939,166
	Ground Transportation — 0.8%
1,093	Sixt SE (EUR)	122,109
Shares	Description	Value

	Health Care Providers & Services — 3.6%
2,740	Fresenius Medical Care AG (EUR)	$114,822
14,182	Fresenius SE & Co. KGaA (EUR)	439,469
		554,291
	Hotels, Restaurants & Leisure — 0.5%
2,968	Delivery Hero SE (EUR) (b) (c) (d)	81,946
	Industrial Conglomerates — 1.0%
786	Siemens AG (EUR)	147,440
	Insurance — 7.1%
698	Muenchener Rueckversicherungs- Gesellschaft AG in Muenchen (EUR)	289,035
11,411	Talanx AG (EUR)	814,406
		1,103,441
	Life Sciences Tools & Services — 3.1%
4,653	Gerresheimer AG (EUR)	484,645
	Machinery — 6.7%
10,903	Daimler Truck Holding AG (EUR)	409,477
7,152	Jungheinrich AG (Preference Shares) (EUR)	262,286
3,254	KION Group AG (EUR)	138,912
3,428	Knorr-Bremse AG (EUR)	222,519
		1,033,194
	Metals & Mining — 5.4%
4,581	Aurubis AG (EUR)	375,547
66,927	thyssenkrupp AG (EUR)	466,355
		841,902
	Multi-Utilities — 3.5%
41,073	E.ON SE (EUR)	550,911
	Passenger Airlines — 2.9%
51,150	Deutsche Lufthansa AG (EUR) (c)	454,446
	Pharmaceuticals — 1.1%
4,734	Bayer AG (EUR)	175,753
	Real Estate Management & Development — 1.3%
2,278	LEG Immobilien SE (EUR) (c)	199,473
See Notes to Financial Statements

First Trust Germany AlphaDEX® Fund (FGM)
Portfolio of Investments (Continued)
December 31, 2023
Shares	Description	Value
COMMON STOCKS (a) (Continued)
	Semiconductors & Semiconductor Equipment — 4.0%
6,348	Infineon Technologies AG (EUR)	$264,897
5,359	SMA Solar Technology AG (EUR) (c)	358,217
		623,114
	Textiles, Apparel & Luxury Goods — 3.2%
6,706	HUGO BOSS AG (EUR)	499,411
	Trading Companies & Distributors — 2.0%
3,359	Brenntag SE (EUR)	308,593
	Transportation Infrastructure — 2.9%
7,364	Fraport AG Frankfurt Airport Services Worldwide (EUR) (c)	445,170

	Total Investments — 100.0%	15,524,525
	(Cost $16,296,437)
	Net Other Assets and Liabilities — (0.0)%	(102)
	Net Assets — 100.0%	$15,524,423

(a)	Securities are issued in U.S. dollars unless otherwise indicated in the security description.
(b)
This security is exempt from registration upon resale under
Rule 144A of the Securities Act of 1933, as amended (the
“1933 Act”) and may be resold in transactions exempt from
registration, normally to qualified institutional buyers. This security is not restricted on the foreign exchange where it
trades freely without any additional registration. As such, it does not require the additional disclosure required of
restricted securities.

(c)	Non-income producing security.
(d)	This security may be resold to qualified foreign investors and foreign institutional buyers under Regulation S of the 1933 Act.

Abbreviations throughout the Portfolio of Investments:
EUR	– Euro

Currency Exposure Diversification	% of Total Investments
EUR	100.0%
Total	100.0%

Country Allocation†	% of Net Assets
Germany	100.0%
Total Investments	100.0
Net Other Assets and Liabilities	(0.0)††
Total	100.0%

†	Portfolio securities are categorized based upon their country of incorporation, which can be different from the country categorization of the Fund’s underlying index.
††	Amount is less than 0.1%.

Valuation Inputs
A summary of the inputs used to value the Fund’s investments as of December 31, 2023 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

	Total Value at 12/31/2023	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Common Stocks*	$ 15,524,525	$ 15,524,525	$ —	$ —

*	See Portfolio of Investments for industry breakout.
See Notes to Financial Statements

First Trust United Kingdom AlphaDEX® Fund (FKU)
Portfolio of Investments
December 31, 2023

Shares	Description	Value
COMMON STOCKS (a) — 99.6%
	Aerospace & Defense — 6.7%
6,837	BAE Systems PLC (GBP)	$96,778
62,603	Melrose Industries PLC (GBP)	452,767
209,795	Rolls-Royce Holdings PLC (GBP) (b)	801,442
		1,350,987
	Banks — 6.4%
123,965	Barclays PLC (GBP)	242,991
30,583	HSBC Holdings PLC (GBP)	247,734
436,195	Lloyds Banking Group PLC (GBP)	265,265
78,961	NatWest Group PLC (GBP)	220,821
37,118	Standard Chartered PLC (GBP)	315,384
		1,292,195
	Beverages — 1.6%
10,811	Coca-Cola HBC AG (GBP)	317,634
	Broadline Retail — 1.6%
45,515	B&M European Value Retail S.A. (GBP)	325,003
	Capital Markets — 4.0%
16,264	3i Group PLC (GBP)	501,895
29,046	abrdn PLC (GBP)	66,142
7,771	Hargreaves Lansdown PLC (GBP)	72,705
758	London Stock Exchange Group PLC (GBP)	89,604
14,493	Schroders PLC (GBP)	79,417
		809,763
	Chemicals — 1.5%
2,253	Croda International PLC (GBP)	145,025
7,260	Johnson Matthey PLC (GBP)	157,086
		302,111
	Commercial Services & Supplies — 0.3%
10,306	Rentokil Initial PLC (GBP)	57,906
	Consumer Staples Distribution & Retail — 4.6%
70,683	J Sainsbury PLC (GBP)	272,631
164,450	Marks & Spencer Group PLC (GBP)	570,994
25,515	Tesco PLC (GBP)	94,478
		938,103
	Containers & Packaging — 3.7%
93,273	DS Smith PLC (GBP)	365,350
9,647	Smurfit Kappa Group PLC (GBP)	383,652
		749,002
	Distributors — 0.4%
8,152	Inchcape PLC (GBP)	74,347
Shares	Description	Value

	Diversified Telecommunication Services — 1.6%
207,206	BT Group PLC (GBP)	$326,446
	Electric Utilities — 1.2%
10,328	SSE PLC (GBP)	244,334
	Electronic Equipment, Instruments & Components — 1.6%
5,567	Halma PLC (GBP)	162,072
3,526	Spectris PLC (GBP)	169,844
		331,916
	Financial Services — 2.1%
38,575	Wise PLC, Class A (GBP) (b)	429,742
	Food Products — 2.3%
12,800	Associated British Foods PLC (GBP)	386,188
8,730	Tate & Lyle PLC (GBP)	73,331
		459,519
	Health Care Equipment & Supplies — 0.3%
4,998	Smith & Nephew PLC (GBP)	68,708
	Hotels, Restaurants & Leisure — 7.1%
24,367	Carnival PLC (GBP) (b)	407,810
11,513	Compass Group PLC (GBP)	314,926
1,605	Flutter Entertainment PLC (GBP) (b)	285,186
9,359	Whitbread PLC (GBP)	436,140
		1,444,062
	Household Durables — 9.2%
61,310	Barratt Developments PLC (GBP)	439,664
4,847	Berkeley Group Holdings PLC (GBP)	289,635
30,902	Persimmon PLC (GBP)	547,116
308,415	Taylor Wimpey PLC (GBP)	578,084
		1,854,499
	Industrial Conglomerates — 1.9%
2,882	DCC PLC (GBP)	212,257
7,710	Smiths Group PLC (GBP)	173,309
		385,566
	Insurance — 0.9%
55,767	Legal & General Group PLC (GBP)	178,490
	Interactive Media & Services — 0.5%
10,383	Auto Trader Group PLC (GBP) (c) (d)	95,475
See Notes to Financial Statements

First Trust United Kingdom AlphaDEX® Fund (FKU)
Portfolio of Investments (Continued)
December 31, 2023
Shares	Description	Value
COMMON STOCKS (a) (Continued)
	Leisure Products — 1.1%
1,741	Games Workshop Group PLC (GBP)	$219,031
	Machinery — 2.1%
11,594	IMI PLC (GBP)	248,866
7,219	Weir Group (The) PLC (GBP)	173,590
		422,456
	Media — 0.9%
17,460	Informa PLC (GBP)	173,859
	Metals & Mining — 6.7%
11,353	Anglo American PLC (GBP)	285,167
8,676	Antofagasta PLC (GBP)	185,734
153,120	Evraz PLC (GBP) (b) (e) (f) (g)	0
20,773	Fresnillo PLC (GBP)	157,387
72,329	Glencore PLC (GBP)	435,248
3,814	Rio Tinto PLC (GBP)	284,009
		1,347,545
	Multi-Utilities — 3.9%
255,664	Centrica PLC (GBP)	458,353
24,365	National Grid PLC (GBP)	328,581
		786,934
	Oil, Gas & Consumable Fuels — 4.2%
69,138	BP PLC (GBP)	410,803
13,528	Shell PLC (GBP)	443,415
		854,218
	Paper & Forest Products — 2.6%
26,430	Mondi PLC (GBP)	517,968
	Passenger Airlines — 3.6%
52,531	easyJet PLC (GBP) (b)	341,489
195,736	International Consolidated Airlines Group S.A. (GBP) (b)	386,716
		728,205
	Personal Care Products — 0.4%
1,547	Unilever PLC (GBP)	74,931
	Pharmaceuticals — 2.0%
13,691	GSK PLC (GBP)	253,078
6,705	Hikma Pharmaceuticals PLC (GBP)	152,897
		405,975
	Professional Services — 0.8%
2,100	Experian PLC (GBP)	85,710
1,486	Intertek Group PLC (GBP)	80,425
		166,135
	Residential REITs — 1.4%
21,855	UNITE Group (The) PLC (GBP)	290,832
Shares	Description	Value

	Software — 1.5%
20,560	Sage Group (The) PLC (GBP)	$307,274
	Specialty Retail — 1.7%
109,416	Kingfisher PLC (GBP)	339,323
	Tobacco — 1.5%
7,291	British American Tobacco PLC (GBP)	213,331
3,646	Imperial Brands PLC (GBP)	83,955
		297,286
	Trading Companies & Distributors — 3.9%
3,493	Ashtead Group PLC (GBP)	243,187
4,227	Bunzl PLC (GBP)	171,875
4,248	Diploma PLC (GBP)	193,955
16,674	RS GROUP PLC (GBP)	174,194
		783,211
	Wireless Telecommunication Services — 1.8%
428,411	Vodafone Group PLC (GBP)	374,388

	Total Investments — 99.6%	20,125,379
	(Cost $20,870,770)
	Net Other Assets and Liabilities — 0.4%	87,231
	Net Assets — 100.0%	$20,212,610

(a)	Securities are issued in U.S. dollars unless otherwise indicated in the security description.
(b)	Non-income producing security.
(c)
This security is exempt from registration upon resale under
Rule 144A of the Securities Act of 1933, as amended (the
“1933 Act”) and may be resold in transactions exempt from
registration, normally to qualified institutional buyers. This security is not restricted on the foreign exchange where it
trades freely without any additional registration. As such, it does not require the additional disclosure required of
restricted securities.

(d)	This security may be resold to qualified foreign investors and foreign institutional buyers under Regulation S of the 1933 Act.
(e)	Pursuant to procedures adopted by the Trust’s Board of Trustees, this security has been determined to be illiquid by First Trust Advisors L.P., the Fund’s advisor.
(f)
This security is fair valued by the Advisor’s Pricing
Committee in accordance with procedures approved by the
Trust’s Board of Trustees, and in accordance with provisions of the Investment Company Act of 1940 and rules
thereunder, as amended. At December 31, 2023, securities
noted as such are valued at $0 or 0.0% of net assets.

(g)	This security’s value was determined using significant unobservable inputs (see Note 2A - Portfolio Valuation in the Notes to Financial Statements).

See Notes to Financial Statements

First Trust United Kingdom AlphaDEX® Fund (FKU)
Portfolio of Investments (Continued)
December 31, 2023
Abbreviations throughout the Portfolio of Investments:
GBP	– British Pound Sterling

Currency Exposure Diversification	% of Total Investments
GBP	100.0%
Total	100.0%

Country Allocation†	% of Net Assets
United Kingdom	87.5%
Ireland	4.4
Jersey	2.6
Spain	1.9
Luxembourg	1.6
Switzerland	1.6
Total Investments	99.6
Net Other Assets and Liabilities	0.4
Total	100.0%

†	Portfolio securities are categorized based upon their country of incorporation, which can be different from the country categorization of the Fund’s underlying index.

Valuation Inputs
A summary of the inputs used to value the Fund’s investments as of December 31, 2023 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

	Total Value at 12/31/2023	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Common Stocks:
Metals & Mining	$ 1,347,545	$ 1,347,545	$ —	$ —**
Other Industry Categories*	18,777,834	18,777,834	—	—
Total Investments	$20,125,379	$20,125,379	$—	$—**

*	See Portfolio of Investments for industry breakout.
**	Investment is valued at $0.
Level 3 investments are fair valued by the Advisor’s Pricing Committee and are footnoted in the Portfolio of Investments. All Level 3 values are based on unobservable inputs.
See Notes to Financial Statements

First Trust India NIFTY 50 Equal Weight ETF (NFTY)
Portfolio of Investments
December 31, 2023

Shares	Description	Value
COMMON STOCKS (a) — 103.1%
	Automobiles — 12.6%
31,720	Bajaj Auto Ltd. (INR)	$2,591,023
50,751	Eicher Motors Ltd. (INR)	2,527,068
50,414	Hero MotoCorp Ltd. (INR)	2,507,894
123,360	Mahindra & Mahindra Ltd. (INR)	2,563,745
19,965	Maruti Suzuki India Ltd. (INR)	2,471,784
284,976	Tata Motors Ltd. (INR)	2,671,037
		15,332,551
	Banks — 12.3%
187,393	Axis Bank Ltd. (INR)	2,482,322
121,879	HDFC Bank Ltd. (INR)	2,503,453
206,064	ICICI Bank Ltd. (INR)	2,467,902
130,542	IndusInd Bank Ltd. (INR)	2,508,361
108,676	Kotak Mahindra Bank Ltd. (INR)	2,491,952
321,377	State Bank of India (INR)	2,479,639
		14,933,629
	Chemicals — 4.1%
60,607	Asian Paints Ltd. (INR)	2,478,067
349,863	UPL Ltd. (INR)	2,469,028
		4,947,095
	Construction & Engineering — 2.0%
58,754	Larsen & Toubro Ltd. (INR)	2,489,572
	Construction Materials — 4.2%
99,082	Grasim Industries Ltd. (INR)	2,541,891
20,467	UltraTech Cement Ltd. (INR)	2,583,298
		5,125,189
	Consumer Finance — 2.1%
28,630	Bajaj Finance Ltd. (INR)	2,521,140
	Electric Utilities — 2.1%
878,743	Power Grid Corp. of India Ltd. (INR)	2,504,849
	Financial Services — 2.1%
124,631	Bajaj Finserv Ltd. (INR)	2,524,858
	Food Products — 6.4%
39,163	Britannia Industries Ltd. (INR)	2,512,442
8,022	Nestle India Ltd. (INR)	2,562,403
203,558	Tata Consumer Products Ltd. (INR)	2,658,537
		7,733,382
	Health Care Providers & Services — 2.1%
36,401	Apollo Hospitals Enterprise Ltd. (INR)	2,495,200
Shares	Description	Value

	Independent Power and Renewable Electricity Producers — 2.0%
662,321	NTPC Ltd. (INR)	$2,476,528
	Insurance — 4.1%
321,402	HDFC Life Insurance Co., Ltd. (INR) (b) (c)	2,497,792
146,961	SBI Life Insurance Co., Ltd. (INR) (b) (c)	2,530,067
		5,027,859
	IT Services — 12.2%
140,627	HCL Technologies Ltd. (INR)	2,477,634
132,812	Infosys Ltd. (INR)	2,462,521
32,758	LTIMindtree Ltd. (INR) (b) (c)	2,478,076
54,025	Tata Consultancy Services Ltd. (INR)	2,462,795
159,949	Tech Mahindra Ltd. (INR)	2,446,220
436,194	Wipro Ltd. (INR)	2,470,484
		14,797,730
	Life Sciences Tools & Services — 2.0%
53,075	Divi’s Laboratories Ltd. (INR)	2,489,967
	Metals & Mining — 6.3%
353,634	Hindalco Industries Ltd. (INR)	2,612,932
240,590	JSW Steel Ltd. (INR)	2,545,004
1,516,676	Tata Steel Ltd. (INR)	2,544,387
		7,702,323
	Oil, Gas & Consumable Fuels — 8.1%
454,062	Bharat Petroleum Corp., Ltd. (INR)	2,459,005
560,182	Coal India Ltd. (INR)	2,531,173
988,930	Oil & Natural Gas Corp., Ltd. (INR)	2,436,858
79,539	Reliance Industries Ltd. (INR)	2,470,798
		9,897,834
	Personal Care Products — 2.1%
79,332	Hindustan Unilever Ltd. (INR)	2,539,682
	Pharmaceuticals — 6.2%
164,709	Cipla Ltd. (INR)	2,466,862
36,408	Dr. Reddy’s Laboratories Ltd. (INR)	2,536,719
164,372	Sun Pharmaceutical Industries Ltd. (INR)	2,487,790
		7,491,371
	Textiles, Apparel & Luxury Goods — 2.0%
56,076	Titan Co., Ltd. (INR)	2,476,809
	Tobacco — 2.0%
449,238	ITC Ltd. (INR)	2,494,694
See Notes to Financial Statements

First Trust India NIFTY 50 Equal Weight ETF (NFTY)
Portfolio of Investments (Continued)
December 31, 2023
Shares	Description	Value
COMMON STOCKS (a) (Continued)
	Trading Companies & Distributors — 2.0%
71,561	Adani Enterprises Ltd. (INR)	$2,450,000
	Transportation Infrastructure — 2.0%
199,324	Adani Ports & Special Economic Zone Ltd. (INR)	2,453,652
	Wireless Telecommunication Services — 2.1%
205,085	Bharti Airtel Ltd. (INR)	2,543,915

	Total Investments — 103.1%	125,449,829
	(Cost $93,581,741)
	Net Other Assets and Liabilities — (3.1)%	(3,772,076)
	Net Assets — 100.0%	$121,677,753

(a)	Securities are issued in U.S. dollars unless otherwise indicated in the security description.
(b)
This security is exempt from registration upon resale under
Rule 144A of the Securities Act of 1933, as amended (the
“1933 Act”) and may be resold in transactions exempt from
registration, normally to qualified institutional buyers. This security is not restricted on the foreign exchange where it
trades freely without any additional registration. As such, it does not require the additional disclosure required of
restricted securities.

(c)	This security may be resold to qualified foreign investors and foreign institutional buyers under Regulation S of the 1933 Act.

Abbreviations throughout the Portfolio of Investments:
INR	– Indian Rupee

Currency Exposure Diversification	% of Total Investments
INR	100.0%
Total	100.0%

Country Allocation†	% of Net Assets
India	103.1%
Total Investments	103.1
Net Other Assets and Liabilities	(3.1)
Total	100.0%

†	Portfolio securities are categorized based upon their country of incorporation, which can be different from the country categorization of the Fund’s underlying index.

Valuation Inputs
A summary of the inputs used to value the Fund’s investments as of December 31, 2023 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

	Total Value at 12/31/2023	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Common Stocks*	$ 125,449,829	$ 125,449,829	$ —	$ —

*	See Portfolio of Investments for industry breakout.
See Notes to Financial Statements

First Trust Switzerland AlphaDEX® Fund (FSZ)
Portfolio of Investments
December 31, 2023

Shares	Description	Value
COMMON STOCKS (a) — 98.7%
	Banks — 2.6%
12,107	Banque Cantonale Vaudoise (CHF)	$1,561,868
7,762	Luzerner Kantonalbank AG (CHF)	664,484
		2,226,352
	Capital Markets — 7.8%
30,462	Julius Baer Group Ltd. (CHF)	1,707,726
680	Partners Group Holding AG (CHF)	980,727
126,459	UBS Group AG (CHF)	3,924,356
		6,612,809
	Chemicals — 2.3%
132,834	Clariant AG (CHF)	1,961,594
	Construction Materials — 4.4%
47,514	Holcim AG (CHF)	3,729,712
	Containers & Packaging — 1.9%
69,539	SIG Group AG (CHF)	1,599,881
	Diversified Telecommunication Services — 3.7%
5,128	Swisscom AG (CHF)	3,085,153
	Electric Utilities — 3.8%
18,104	BKW AG (CHF)	3,218,058
	Electrical Equipment — 3.4%
65,045	ABB Ltd. (CHF)	2,884,702
	Food Products — 3.9%
153	Chocoladefabriken Lindt & Spruengli AG (CHF)	1,835,527
1,326	Emmi AG (CHF)	1,436,283
		3,271,810
	Health Care Equipment & Supplies — 7.3%
15,441	Alcon, Inc. (CHF)	1,205,097
2,402	Sonova Holding AG (CHF)	783,674
11,824	Straumann Holding AG (CHF)	1,906,348
6,356	Ypsomed Holding AG (CHF)	2,289,838
		6,184,957
	Health Care Providers & Services — 1.6%
15,836	Galenica AG (CHF) (b) (c)	1,369,799
	Insurance — 9.8%
13,061	Baloise Holding AG (CHF)	2,046,775
18,911	Helvetia Holding AG (CHF)	2,606,010
2,188	Swiss Life Holding AG (CHF)	1,519,282
Shares	Description	Value

	Insurance (Continued)
12,707	Swiss Re AG (CHF)	$1,428,659
1,346	Zurich Insurance Group AG (CHF)	703,527
		8,304,253
	Life Sciences Tools & Services — 4.3%
1,072	Lonza Group AG (CHF)	450,825
3,096	Siegfried Holding AG (CHF)	3,163,917
		3,614,742
	Machinery — 11.0%
7,241	Bucher Industries AG (CHF)	3,040,867
19,425	SFS Group AG (CHF)	2,406,617
7,731	VAT Group AG (CHF) (b) (c)	3,874,462
		9,321,946
	Marine Transportation — 1.8%
4,322	Kuehne + Nagel International AG (CHF)	1,489,228
	Pharmaceuticals — 2.3%
6,712	Novartis AG (CHF)	677,305
4,183	Roche Holding AG (CHF)	1,216,032
		1,893,337
	Professional Services — 5.7%
97,857	Adecco Group AG (CHF)	4,801,805
	Real Estate Management & Development — 6.6%
17,179	PSP Swiss Property AG (CHF)	2,402,058
29,469	Swiss Prime Site AG (CHF)	3,148,195
		5,550,253
	Software — 0.9%
8,041	Temenos AG (CHF)	747,835
	Specialty Retail — 2.6%
56,140	Avolta AG (CHF) (d)	2,208,087
	Technology Hardware, Storage & Peripherals — 1.2%
10,745	Logitech International S.A. (CHF)	1,018,990
	Textiles, Apparel & Luxury Goods — 6.0%
15,219	Cie Financiere Richemont S.A., Class A (CHF)	2,094,524
10,955	Swatch Group (The) AG (CHF)	2,977,603
		5,072,127
See Notes to Financial Statements

First Trust Switzerland AlphaDEX® Fund (FSZ)
Portfolio of Investments (Continued)
December 31, 2023
Shares	Description	Value
COMMON STOCKS (a) (Continued)
	Transportation Infrastructure — 3.8%
15,387	Flughafen Zurich AG (CHF)	$3,212,600

	Total Investments — 98.7%	83,380,030
	(Cost $75,120,355)
	Net Other Assets and Liabilities — 1.3%	1,061,057
	Net Assets — 100.0%	$84,441,087

(a)	Securities are issued in U.S. dollars unless otherwise indicated in the security description.
(b)
This security is exempt from registration upon resale under
Rule 144A of the Securities Act of 1933, as amended (the
“1933 Act”) and may be resold in transactions exempt from
registration, normally to qualified institutional buyers. This security is not restricted on the foreign exchange where it
trades freely without any additional registration. As such, it does not require the additional disclosure required of
restricted securities.

(c)	This security may be resold to qualified foreign investors and foreign institutional buyers under Regulation S of the 1933 Act.
(d)	Non-income producing security.

Abbreviations throughout the Portfolio of Investments:
CHF	– Swiss Franc

Currency Exposure Diversification	% of Total Investments
CHF	100.0%
Total	100.0%

Country Allocation†	% of Net Assets
Switzerland	98.7%
Total Investments	98.7
Net Other Assets and Liabilities	1.3
Total	100.0%

†	Portfolio securities are categorized based upon their country of incorporation, which can be different from the country categorization of the Fund’s underlying index.

Valuation Inputs
A summary of the inputs used to value the Fund’s investments as of December 31, 2023 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

	Total Value at 12/31/2023	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Common Stocks*	$ 83,380,030	$ 83,380,030	$ —	$ —

*	See Portfolio of Investments for industry breakout.
See Notes to Financial Statements

First Trust Developed Markets ex-US Small Cap AlphaDEX® Fund (FDTS)
Portfolio of Investments
December 31, 2023

Shares	Description	Value
COMMON STOCKS (a) (b) — 99.5%
	Australia — 3.8%
17,993	Beach Energy Ltd. (AUD)	$19,618
2,210	Boral Ltd. (AUD) (c)	8,117
46,585	Firefinch Ltd. (AUD) (c) (d) (e) (f)	1,905
4,305	GrainCorp Ltd., Class A (AUD)	21,386
1,671	GUD Holdings Ltd. (AUD)	13,664
11,274	Helia Group Ltd. (AUD)	33,420
1,281	Iluka Resources Ltd. (AUD)	5,761
2,963	Inghams Group Ltd. (AUD)	7,996
11,178	Karoon Energy Ltd. (AUD) (c)	15,463
1,671	Megaport Ltd. (AUD) (c)	10,476
1,580	New Hope Corp., Ltd. (AUD)	5,556
27,323	Perenti Ltd. (AUD) (c)	19,364
23,918	Perseus Mining Ltd. (AUD)	30,153
114,046	Resolute Mining Ltd. (AUD) (c)	34,584
13,356	Stanmore Resources Ltd. (AUD)	36,497
863	Telix Pharmaceuticals Ltd. (AUD) (c)	5,928
63,709	West African Resources Ltd. (AUD) (c)	41,027
		310,915
	Austria — 0.5%
654	Kontron AG (EUR)	15,523
748	Wienerberger AG (EUR)	24,954
		40,477
	Belgium — 0.4%
2,313	bpost S.A. (EUR)	11,909
2,337	Proximus SADP (EUR)	21,955
		33,864
	Bermuda — 2.0%
2,501	BW LPG Ltd. (NOK) (g) (h)	37,245
32,000	First Pacific Co., Ltd. (HKD)	12,745
2,403	Golden Ocean Group Ltd. (NOK)	23,278
4,060	Hafnia Ltd. (NOK)	28,053
2,000	Luk Fook Holdings International Ltd. (HKD)	5,366
109,334	Pacific Basin Shipping Ltd. (HKD)	35,985
654	Stolt-Nielsen Ltd. (NOK)	20,051
		162,723
	Canada — 8.6%
2,778	Advantage Energy Ltd. (CAD) (c)	17,883
5,919	Athabasca Oil Corp. (CAD) (c)	18,627
4,436	Birchcliff Energy Ltd. (CAD)	19,350
257	Boardwalk Real Estate Investment Trust (CAD)	13,837
305	Canadian Western Bank (CAD)	7,106
3,480	Cardinal Energy Ltd. (CAD)	16,493
Shares	Description	Value

	Canada (Continued)
700	Cascades, Inc. (CAD)	$6,725
1,291	Celestica, Inc. (CAD) (c)	37,813
3,187	Chemtrade Logistics Income Fund (CAD)	20,492
273	Cogeco Communications, Inc. (CAD)	12,228
7,361	Crew Energy, Inc. (CAD) (c)	25,221
769	Energy Fuels, Inc. (CAD) (c)	5,513
455	EQB, Inc. (CAD)	29,953
394	Linamar Corp. (CAD)	19,036
2,744	Martinrea International, Inc. (CAD)	29,696
1,279	Mullen Group Ltd. (CAD)	13,552
1,329	NFI Group, Inc. (CAD) (c)	13,731
1,167	North American Construction Group Ltd. (CAD)	24,352
1,981	NuVista Energy Ltd. (CAD) (c)	16,505
3,839	Obsidian Energy Ltd. (CAD) (c) (i)	26,046
9,680	OceanaGold Corp. (CAD)	18,556
17,445	Osisko Mining, Inc. (CAD) (c)	35,152
798	Paramount Resources Ltd., Class A (CAD)	15,616
1,679	Parex Resources, Inc. (CAD)	31,615
1,881	Peyto Exploration & Development Corp. (CAD)	17,092
470	Precision Drilling Corp. (CAD) (c)	25,525
4,602	Secure Energy Services, Inc. (CAD)	32,751
6,358	Spartan Delta Corp. (CAD)	14,299
4,634	Surge Energy, Inc. (CAD)	22,662
4,402	Tamarack Valley Energy Ltd. (CAD)	10,199
3,029	Torex Gold Resources, Inc. (CAD) (c)	33,421
1,504	Transcontinental, Inc., Class A (CAD)	15,550
9,229	Trican Well Service Ltd. (CAD)	28,696
2,160	Vermilion Energy, Inc. (CAD)	26,033
		701,326
	Cayman Islands — 1.1%
190,500	JS Global Lifestyle Co., Ltd. (HKD) (g) (h)	37,814
9,007	Shelf Drilling Ltd. (NOK) (c) (g) (h)	25,709
32,000	United Laboratories International Holdings (The) Ltd. (HKD)	28,728
		92,251
	Denmark — 0.5%
455	D/S Norden A/S (DKK)	21,629
See Notes to Financial Statements

First Trust Developed Markets ex-US Small Cap AlphaDEX® Fund (FDTS)
Portfolio of Investments (Continued)
December 31, 2023
Shares	Description	Value
COMMON STOCKS (a) (b) (Continued)
	Denmark (Continued)
383	Dfds A/S (DKK)	$12,648
140	FLSmidth & Co. A/S (DKK)	5,955
		40,232
	Finland — 0.6%
407	Kemira Oyj (EUR)	7,544
7,534	Outokumpu Oyj (EUR)	37,294
		44,838
	France — 1.0%
26,681	CGG S.A. (EUR) (c)	17,614
1,052	Clariane SE (EUR) (i)	2,792
4,291	Eutelsat Communications SACA (EUR) (c) (i)	20,132
858	Nexity S.A. (EUR)	15,960
2,483	Television Francaise 1 S.A. (EUR)	19,558
519	Vallourec SACA (EUR) (c)	8,035
		84,091
	Germany — 2.7%
5,738	Deutz AG (EUR)	30,405
1,745	K+S AG (EUR)	27,567
1,243	LANXESS AG (EUR)	38,929
1,292	Northern Data AG (EUR) (c)	37,512
491	SAF-Holland SE (EUR)	8,239
1,191	Salzgitter AG (EUR)	36,814
74	Siltronic AG (EUR)	7,226
426	Suedzucker AG (EUR)	6,673
1,207	TAG Immobilien AG (EUR) (c)	17,582
78	Vitesco Technologies Group AG (EUR) (c)	6,734
		217,681
	Gibraltar — 0.2%
15,573	888 Holdings PLC (GBP) (c)	18,967
	Greece — 0.2%
3,231	FF Group (EUR) (c) (d) (e) (f)	0
501	Motor Oil Hellas Corinth Refineries S.A. (EUR)	13,141
		13,141
	Guernsey — 0.2%
920	Burford Capital Ltd. (GBP)	14,225
	Ireland — 0.1%
1,493	Dalata Hotel Group PLC (EUR)	7,615
	Israel — 1.2%
3,085	Delek Automotive Systems Ltd. (ILS)	19,819
99	Israel Corp., Ltd. (ILS) (c)	25,154
95,983	Oil Refineries Ltd. (ILS)	32,396
Shares	Description	Value

	Israel (Continued)
378	Plus500 Ltd. (GBP)	$8,012
519	Tower Semiconductor Ltd. (ILS) (c)	15,869
		101,250
	Italy — 0.9%
366	Banca IFIS S.p.A. (EUR)	6,343
4,919	Banca Popolare di Sondrio S.p.A. (EUR)	31,822
3,081	Maire Tecnimont S.p.A. (EUR)	16,700
8,847	Saras S.p.A. (EUR)	15,783
		70,648
	Japan — 41.9%
300	77 Bank (The) Ltd. (JPY)	7,404
1,200	Aichi Steel Corp. (JPY)	27,021
3,500	Aisan Industry Co., Ltd. (JPY)	29,216
1,500	Alfresa Holdings Corp. (JPY)	25,495
1,500	Alpen Co., Ltd. (JPY)	20,660
1,900	AOKI Holdings, Inc. (JPY)	15,375
2,800	Aoyama Trading Co., Ltd. (JPY)	29,450
1,000	Arata Corp. (JPY)	22,057
500	ASAHI YUKIZAI Corp. (JPY)	13,457
500	Bank of Nagoya (The) Ltd. (JPY)	19,291
300	BML, Inc. (JPY)	6,383
1,600	Central Glass Co., Ltd. (JPY)	30,241
2,100	Chugoku Electric Power (The) Co., Inc. (JPY)	14,990
2,100	Chugoku Marine Paints Ltd. (JPY)	24,694
2,100	Citizen Watch Co., Ltd. (JPY)	12,526
1,000	Coca-Cola Bottlers Japan Holdings, Inc. (JPY)	14,358
800	Colowide Co., Ltd. (JPY)	12,607
400	Cosmo Energy Holdings Co., Ltd. (JPY)	16,074
800	Daicel Corp. (JPY)	7,750
1,500	Daido Steel Co., Ltd. (JPY)	15,968
100	Daikokutenbussan Co., Ltd. (JPY)	5,340
500	Daishi Hokuetsu Financial Group, Inc. (JPY)	13,599
1,300	Daiwabo Holdings Co., Ltd. (JPY)	28,462
400	Doutor Nichires Holdings Co., Ltd. (JPY)	6,182
600	Eagle Industry Co., Ltd. (JPY)	6,809
1,600	Electric Power Development Co., Ltd. (JPY)	25,969
400	Enplas Corp. (JPY)	34,043
1,100	Exedy Corp. (JPY)	20,237
300	EXEO Group, Inc. (JPY)	6,670
2,000	FCC Co., Ltd. (JPY)	24,681
See Notes to Financial Statements

First Trust Developed Markets ex-US Small Cap AlphaDEX® Fund (FDTS)
Portfolio of Investments (Continued)
December 31, 2023
Shares	Description	Value
COMMON STOCKS (a) (b) (Continued)
	Japan (Continued)
1,300	Ferrotec Holdings Corp. (JPY)	$24,506
600	Fuji Media Holdings, Inc. (JPY)	6,674
800	Fujikura Ltd. (JPY)	6,153
6,200	Futaba Industrial Co., Ltd. (JPY)	35,617
700	Genky DrugStores Co., Ltd. (JPY)	27,106
2,000	Geo Holdings Corp. (JPY)	30,099
1,900	GNI Group Ltd. (JPY) (c)	38,135
800	Godo Steel Ltd. (JPY)	26,156
4,800	Gree, Inc. (JPY)	19,404
2,100	G-Tekt Corp. (JPY)	25,557
5,400	Gunma Bank (The) Ltd. (JPY)	26,426
2,600	H2O Retailing Corp. (JPY)	28,157
3,400	Hachijuni Bank (The) Ltd. (JPY)	18,946
200	Hanwa Co., Ltd. (JPY)	7,085
2,400	Hazama Ando Corp. (JPY)	18,996
1,000	Hirogin Holdings, Inc. (JPY)	6,402
200	Hisamitsu Pharmaceutical Co., Inc. (JPY)	6,115
7,200	Hokkaido Electric Power Co., Inc. (JPY)	31,894
2,600	Hokuetsu Corp. (JPY)	26,129
5,900	Hokuriku Electric Power Co. (JPY) (c)	30,697
1,000	Hosiden Corp. (JPY)	12,199
1,800	Hyakugo Bank (The) Ltd. (JPY)	6,817
3,600	Iino Kaiun Kaisha Ltd. (JPY)	30,306
1,800	INFRONEER Holdings, Inc. (JPY)	17,917
1,300	Itochu Enex Co., Ltd. (JPY)	14,171
200	Itoham Yonekyu Holdings, Inc. (JPY)	5,468
100	Iwatani Corp. (JPY)	4,562
2,000	J Trust Co., Ltd. (JPY)	6,511
2,900	JAFCO Group Co., Ltd. (JPY)	33,936
800	Japan Petroleum Exploration Co., Ltd. (JPY)	29,730
2,000	Japan Securities Finance Co., Ltd. (JPY)	21,986
2,700	JTEKT Corp. (JPY)	22,854
6,900	JVCKenwood Corp. (JPY)	36,262
1,400	K&O Energy Group, Inc. (JPY)	22,033
300	Kaga Electronics Co., Ltd. (JPY)	13,043
2,700	Kandenko Co., Ltd. (JPY)	26,387
900	Kanematsu Corp. (JPY)	13,181
900	Kitz Corp. (JPY)	7,698
500	Konoike Transport Co., Ltd. (JPY)	6,915
400	Kotobuki Spirits Co., Ltd. (JPY)	6,130
400	Krosaki Harima Corp. (JPY)	33,305
Shares	Description	Value

	Japan (Continued)
900	Kumiai Chemical Industry Co., Ltd. (JPY)	$5,151
300	Kureha Corp. (JPY)	6,128
800	KYB Corp. (JPY)	27,830
1,900	Kyoei Steel Ltd. (JPY)	26,937
600	Kyudenko Corp. (JPY)	21,643
2,900	Kyushu Electric Power Co., Inc. (JPY) (c)	20,999
500	Life Corp. (JPY)	11,720
700	Macnica Holdings, Inc. (JPY)	36,921
600	Makino Milling Machine Co., Ltd. (JPY)	24,979
400	Maruha Nichiro Corp. (JPY)	7,875
4,600	Mebuki Financial Group, Inc. (JPY)	13,992
800	Megmilk Snow Brand Co., Ltd. (JPY)	11,994
900	Mitsubishi Gas Chemical Co., Inc. (JPY)	14,397
3,500	Mitsubishi Logisnext Co., Ltd. (JPY)	34,305
900	Mitsui DM Sugar Holdings Co., Ltd. (JPY)	18,964
1,000	Mizuno Corp. (JPY)	27,872
400	Morinaga & Co., Ltd. (JPY)	7,258
1,700	Morinaga Milk Industry Co., Ltd. (JPY)	32,891
700	Musashino Bank (The) Ltd. (JPY)	13,235
500	Nachi-Fujikoshi Corp. (JPY)	13,032
1,700	NHK Spring Co., Ltd. (JPY)	14,432
3,700	Nikkiso Co., Ltd. (JPY)	27,028
1,300	Nippn Corp. (JPY)	20,496
2,800	Nippon Paper Industries Co., Ltd. (JPY) (c)	25,101
4,000	Nippon Seiki Co., Ltd. (JPY)	32,539
5,800	Nippon Sheet Glass Co., Ltd. (JPY) (c)	23,611
200	Nippon Shokubai Co., Ltd. (JPY)	7,708
1,000	Nippon Yakin Kogyo Co., Ltd. (JPY)	29,894
2,200	Nishi-Nippon Financial Holdings, Inc. (JPY)	25,448
500	Nishio Holdings Co., Ltd. (JPY)	14,539
900	Nisshin Oillio Group (The) Ltd. (JPY)	27,383
800	Nisshinbo Holdings, Inc. (JPY)	6,499
2,600	Nissui Corp. (JPY)	13,998
600	Nittetsu Mining Co., Ltd. (JPY)	22,170
2,200	Nojima Corp. (JPY)	27,352
300	Noritake Co., Ltd. (JPY)	14,574
See Notes to Financial Statements

First Trust Developed Markets ex-US Small Cap AlphaDEX® Fund (FDTS)
Portfolio of Investments (Continued)
December 31, 2023
Shares	Description	Value
COMMON STOCKS (a) (b) (Continued)
	Japan (Continued)
300	Noritsu Koki Co., Ltd. (JPY)	$6,379
1,200	NS United Kaiun Kaisha Ltd. (JPY)	40,809
1,300	Okamura Corp. (JPY)	20,099
1,900	Oki Electric Industry Co., Ltd. (JPY)	12,276
200	Okumura Corp. (JPY)	6,645
7,200	Onward Holdings Co., Ltd. (JPY)	24,562
2,000	Pacific Industrial Co., Ltd. (JPY)	18,241
2,100	Penta-Ocean Construction Co., Ltd. (JPY)	11,794
6,900	Press Kogyo Co., Ltd. (JPY)	27,894
1,500	Pressance Corp. (JPY)	16,968
500	Qol Holdings Co., Ltd. (JPY)	5,876
1,800	Rengo Co., Ltd. (JPY)	12,000
1,600	Ryobi Ltd. (JPY)	30,162
600	Ryosan Co., Ltd. (JPY)	20,021
800	Saizeriya Co., Ltd. (JPY)	28,539
700	Sakata INX Corp. (JPY)	6,742
1,300	Sangetsu Corp. (JPY)	28,582
300	Sankyo Co., Ltd. (JPY)	17,496
1,400	Sanwa Holdings Corp. (JPY)	21,233
400	Sanyo Denki Co., Ltd. (JPY)	17,787
600	Sanyo Special Steel Co., Ltd. (JPY)	11,217
600	Sapporo Holdings Ltd. (JPY)	26,460
3,700	Shikoku Electric Power Co., Inc. (JPY)	26,595
3,100	Shinagawa Refractories Co., Ltd. (JPY)	37,794
4,600	Shizuoka Gas Co., Ltd. (JPY)	33,472
1,500	Star Micronics Co., Ltd. (JPY)	18,287
4,200	Sumitomo Riko Co., Ltd. (JPY)	31,455
2,300	Sumitomo Rubber Industries Ltd. (JPY)	24,990
1,300	Sun Frontier Fudousan Co., Ltd. (JPY)	15,056
800	Suzuken Co., Ltd. (JPY)	26,491
400	SWCC Corp. (JPY)	8,111
200	Taikisha Ltd. (JPY)	5,794
1,000	Takasago Thermal Engineering Co., Ltd. (JPY)	22,837
800	Takeuchi Manufacturing Co., Ltd. (JPY)	24,312
800	Toa Corp. (JPY)	20,199
1,400	Toho Gas Co., Ltd. (JPY)	29,241
1,500	Toho Holdings Co., Ltd. (JPY)	34,277
4,900	Tohoku Electric Power Co., Inc. (JPY)	33,323
1,600	Tokai Carbon Co., Ltd. (JPY)	11,637
Shares	Description	Value

	Japan (Continued)
2,000	Tokai Rika Co., Ltd. (JPY)	$30,851
800	Tokyo Electron Device Ltd. (JPY)	28,823
800	Tokyo Kiraboshi Financial Group, Inc. (JPY)	22,553
1,700	Tokyo Steel Manufacturing Co., Ltd. (JPY)	20,846
4,100	TOMONY Holdings, Inc. (JPY)	11,369
1,300	Tomy Co., Ltd. (JPY)	20,583
2,800	Topre Corp. (JPY)	37,294
500	Tosei Corp. (JPY)	7,082
1,700	Towa Pharmaceutical Co., Ltd. (JPY)	28,357
800	Toyo Seikan Group Holdings Ltd. (JPY)	12,976
2,100	Toyo Tire Corp. (JPY)	35,149
1,500	Toyoda Gosei Co., Ltd. (JPY)	28,144
1,400	Toyota Boshoku Corp. (JPY)	22,216
2,300	TSI Holdings Co., Ltd. (JPY)	11,989
200	Tsubakimoto Chain Co. (JPY)	5,738
900	UACJ Corp. (JPY)	24,574
600	Uchida Yoko Co., Ltd. (JPY)	29,277
1,300	Universal Entertainment Corp. (JPY)	21,206
300	Usen-Next Holdings Co., Ltd. (JPY)	8,564
300	Wacoal Holdings Corp. (JPY)	7,128
1,300	Yamae Group Holdings Co., Ltd. (JPY)	35,220
2,900	Yamaguchi Financial Group, Inc. (JPY)	25,987
400	Yamato Kogyo Co., Ltd. (JPY)	21,109
1,000	Yellow Hat Ltd. (JPY)	12,518
1,000	Yokogawa Bridge Holdings Corp. (JPY)	17,993
		3,402,768
	Jersey — 0.2%
12,451	Centamin PLC (GBP)	15,823
	Luxembourg — 0.3%
652	APERAM S.A. (EUR)	23,666
	Marshall Islands — 0.8%
979	Okeanis Eco Tankers Corp. (NOK) (g) (h)	25,969
762	Teekay Tankers Ltd., Class A	38,077
		64,046
	Mauritius — 0.4%
163,500	Golden Agri-Resources Ltd. (SGD)	32,211
	Netherlands — 1.0%
421	AMG Critical Materials N.V. (EUR)	10,606
See Notes to Financial Statements

First Trust Developed Markets ex-US Small Cap AlphaDEX® Fund (FDTS)
Portfolio of Investments (Continued)
December 31, 2023
Shares	Description	Value
COMMON STOCKS (a) (b) (Continued)
	Netherlands (Continued)
2,030	Iveco Group N.V. (EUR) (c)	$18,255
8,932	Koninklijke BAM Groep N.V. (EUR)	23,843
11,998	MFE-MediaForEurope N.V., Class A (EUR)	31,232
		83,936
	Norway — 2.1%
1,564	Aker Solutions ASA (NOK)	6,469
31,955	DNO ASA (NOK)	31,672
15,579	Elkem ASA (NOK) (g) (h)	32,447
4,375	Hoegh Autoliners ASA (NOK)	39,724
19,373	MPC Container Ships ASA (NOK)	25,408
388	Protector Forsikring ASA (NOK)	6,874
3,194	Wallenius Wilhelmsen ASA (NOK)	27,979
		170,573
	Portugal — 0.2%
2	Greenvolt-Energias Renovaveis S.A. (EUR) (c)	18
19,553	Sonae SGPS S.A. (EUR)	19,524
		19,542
	Singapore — 0.5%
16,700	CDL Hospitality Trusts (SGD)	14,046
11,300	First Resources Ltd. (SGD)	12,244
16,200	Frasers Logistics & Commercial Trust (SGD) (h)	14,116
		40,406
	South Korea — 18.5%
377	Alteogen, Inc. (KRW) (c)	28,833
2,325	Ananti, Inc. (KRW) (c)	11,788
1,233	BH Co., Ltd. (KRW)	20,248
1,251	BNK Financial Group, Inc. (KRW)	6,935
935	Chabiotech Co., Ltd. (KRW) (c)	14,222
106	CJ Logistics Corp. (KRW) (c)	10,469
453	Classys, Inc. (KRW)	13,278
199	Cosmax, Inc. (KRW)	19,531
622	Coway Co., Ltd. (KRW)	27,625
458	Daesang Corp. (KRW)	7,379
10,186	Daewoo Engineering & Construction Co., Ltd. (KRW) (c)	32,783
525	DB HiTek Co., Ltd. (KRW)	23,888
1,089	DGB Financial Group, Inc. (KRW)	7,179
1,100	DL E&C Co., Ltd. (KRW)	30,790
428	DN Automotive Corp. (KRW)	24,293
378	Doosan Co., Ltd. (KRW)	27,560
Shares	Description	Value

	South Korea (Continued)
243	E-Mart, Inc. (KRW)	$14,453
182	GOLFZON Co., Ltd. (KRW)	13,029
859	GS Holdings Corp. (KRW)	27,279
683	Hana Micron, Inc. (KRW)	15,459
787	Hanall Biopharma Co., Ltd. (KRW) (c)	27,071
715	Hanwha Corp. (KRW)	14,296
6,001	Hanwha Life Insurance Co., Ltd. (KRW) (c)	13,187
2,434	Harim Holdings Co., Ltd. (KRW)	14,685
117	HD Hyundai Construction Equipment Co., Ltd. (KRW)	4,697
386	HD Hyundai Electric Co., Ltd. (KRW)	24,636
808	HD Hyundai Infracore Co., Ltd. (KRW)	5,094
838	HDC Hyundai Development Co-Engineering & Construction, Class E (KRW)	9,500
251	Hyosung Heavy Industries Corp. (KRW) (c)	31,553
404	Hyundai Department Store Co., Ltd. (KRW)	16,249
782	Hyundai Elevator Co., Ltd. (KRW)	26,929
264	Hyundai Marine & Fire Insurance Co., Ltd. (KRW)	6,355
1,492	IS Dongseo Co., Ltd. (KRW) (c)	33,538
3,440	JB Financial Group Co., Ltd. (KRW)	30,423
913	JW Pharmaceutical Corp. (KRW)	25,199
5,408	KG DONGBUSTEEL (KRW)	37,372
503	Kolmar Korea Co., Ltd. (KRW)	20,934
187	Kolon Industries, Inc. (KRW)	6,461
717	Korea Gas Corp. (KRW) (c)	13,751
2,495	Korean Reinsurance Co. (KRW)	13,851
255	Kumho Petrochemical Co., Ltd. (KRW)	26,314
3,721	Kumho Tire Co., Inc. (KRW) (c)	15,573
3,308	LG Uplus Corp. (KRW)	26,276
730	LOTTE Fine Chemical Co., Ltd. (KRW)	32,875
422	LS Corp. (KRW)	30,538
457	LS Electric Co., Ltd. (KRW)	25,974
286	Lunit, Inc. (KRW) (j)	18,187
1,200	LX International Corp. (KRW)	27,393
507	MegaStudyEdu Co., Ltd. (KRW)	23,895
476	Myoung Shin Industrial Co., Ltd. (KRW) (c)	7,026
54	NongShim Co., Ltd. (KRW)	17,065
439	OCI Holdings Co., Ltd. (KRW)	36,200
See Notes to Financial Statements

First Trust Developed Markets ex-US Small Cap AlphaDEX® Fund (FDTS)
Portfolio of Investments (Continued)
December 31, 2023
Shares	Description	Value
COMMON STOCKS (a) (b) (Continued)
	South Korea (Continued)
94	Ottogi Corp. (KRW)	$29,195
8,636	Pan Ocean Co., Ltd. (KRW)	25,045
1,011	Poongsan Corp. (KRW)	30,772
10,844	Sambu Engineering & Construction Co., Ltd. (KRW) (c)	19,366
281	Samsung Card Co., Ltd. (KRW)	7,058
169	Samyang Foods Co., Ltd. (KRW)	28,344
696	SeAH Besteel Holdings Corp. (KRW)	13,429
145	Sebang Global Battery Co., Ltd. (KRW)	6,553
1,372	Shinsegae International, Inc. (KRW)	19,495
135	Shinsegae, Inc. (KRW)	18,365
136	SK Chemicals Co., Ltd. (KRW)	7,107
839	SK Discovery Co., Ltd. (KRW)	25,537
2,809	SK Networks Co., Ltd. (KRW)	12,541
1,051	SL Corp. (KRW)	29,133
200	SM Entertainment Co., Ltd. (KRW)	14,302
1,113	SOLUM Co., Ltd. (KRW) (c)	23,593
1,173	Soulbrain Holdings Co., Ltd. (KRW)	40,393
2,796	Sungwoo Hitech Co., Ltd. (KRW)	20,581
1,218	TKG Huchems Co., Ltd. (KRW)	20,333
1,490	Won Tech Co., Ltd. (KRW)	10,794
886	Youngone Corp. (KRW)	31,370
532	Youngone Holdings Co., Ltd. (KRW)	32,220
		1,505,644
	Spain — 0.7%
9,446	Ence Energia y Celulosa S.A. (EUR)	29,532
875	Indra Sistemas S.A. (EUR)	13,523
533	Let’s GOWEX S.A. (EUR) (c) (d) (e) (f) (k)	0
1,298	Tecnicas Reunidas S.A. (EUR) (c)	11,965
		55,020
	Sweden — 2.1%
3,607	Alleima AB (SEK)	27,401
1,148	Betsson AB, Class B (SEK)	12,350
15,699	Embracer Group AB (SEK) (c)	42,578
1,964	Munters Group AB (SEK) (g) (h)	31,837
2,905	NCC AB, Class B (SEK)	36,175
Shares	Description	Value

	Sweden (Continued)
1,533	Peab AB, Class B (SEK)	$8,679
8,684	Storskogen Group AB, Class B (SEK)	7,978
		166,998
	Switzerland — 0.5%
25	ALSO Holding AG (CHF)	7,461
297	u-blox Holding AG (CHF)	35,278
		42,739
	United Kingdom — 6.3%
5,033	Babcock International Group PLC (GBP)	25,340
703	Bank of Georgia Group PLC (GBP)	35,619
11,978	Crest Nicholson Holdings PLC (GBP)	33,162
1,289	Darktrace PLC (GBP) (c)	6,025
1,290	Diversified Energy Co. PLC (GBP) (h)	18,334
2,764	Domino’s Pizza Group PLC (GBP)	13,275
34,064	Ferrexpo PLC (GBP) (c)	39,186
6,894	Firstgroup PLC (GBP)	15,378
585	Future PLC (GBP)	5,932
302	Hill & Smith PLC (GBP)	7,345
1,617	IG Group Holdings PLC (GBP)	15,778
752	J D Wetherspoon PLC (GBP) (c)	7,769
5,412	Jupiter Fund Management PLC (GBP)	6,443
5,060	Mitie Group PLC (GBP)	6,405
759	Morgan Sindall Group PLC (GBP)	21,429
6,155	Redde Northgate PLC (GBP)	28,518
4,205	Redrow PLC (GBP)	32,990
2,827	Safestore Holdings PLC (GBP)	31,854
8,362	Serica Energy PLC (GBP)	24,472
22,596	Shaftesbury Capital PLC (GBP)	39,776
697	TBC Bank Group PLC (GBP)	25,143
935	TORM PLC, Class A (DKK)	28,274
2,396	Vesuvius PLC (GBP)	14,696
9,269	Virgin Money UK PLC (GBP)	19,429
1,654	Volex PLC (GBP)	6,725
		509,297
	Total Common Stocks	8,086,913
	(Cost $7,501,973)

See Notes to Financial Statements

First Trust Developed Markets ex-US Small Cap AlphaDEX® Fund (FDTS)
Portfolio of Investments (Continued)
December 31, 2023
Principal Value	Description	Value
REPURCHASE AGREEMENTS — 0.4%
$33,533	JPMorgan Chase & Co., 5.32% (l), dated 12/29/23, due 01/02/24, with a maturity value of $33,558. Collateralized by U.S. Treasury Securities, interest rates of 2.50% to 5.00%, due 02/15/29 to 08/15/53. The value of the collateral including accrued interest is $34,204. (m)	$33,533
	(Cost $33,533)

	Total Investments — 99.9%	8,120,446
	(Cost $7,535,506)
	Net Other Assets and Liabilities — 0.1%	9,818
	Net Assets — 100.0%	$8,130,264

(a)
Portfolio securities are categorized based upon their country of incorporation, which can be different from the country
categorization of the Fund’s underlying index. For a
breakdown of the portfolio securities by sector, please see
the Fund Performance Overview.

(b)	Securities are issued in U.S. dollars unless otherwise indicated in the security description.
(c)	Non-income producing security.
(d)	Pursuant to procedures adopted by the Trust’s Board of Trustees, this security has been determined to be illiquid by First Trust Advisors L.P., the Fund’s advisor.
(e)
This security is fair valued by the Advisor’s Pricing
Committee in accordance with procedures approved by the
Trust’s Board of Trustees, and in accordance with
provisions of the Investment Company Act of 1940 and
rules thereunder, as amended. At December 31, 2023,
securities noted as such are valued at $1,905 or 0.0% of net assets.

(f)	This security’s value was determined using significant unobservable inputs (see Note 2A - Portfolio Valuation in the Notes to Financial Statements).
(g)
This security is exempt from registration upon resale under
Rule 144A of the Securities Act of 1933, as amended (the
“1933 Act”) and may be resold in transactions exempt from
registration, normally to qualified institutional buyers. This security is not restricted on the foreign exchange where it
trades freely without any additional registration. As such, it does not require the additional disclosure required of
restricted securities.

(h)	This security may be resold to qualified foreign investors and foreign institutional buyers under Regulation S of the 1933 Act.
(i)
All or a portion of this security is on loan (see Note 2E -
Securities Lending in the Notes to Financial Statements).
The remaining contractual maturity of all of the securities
lending transactions is overnight and continuous. The
aggregate value of such securities, including those sold and pending settlement, is $31,481 and the total value of the
collateral held by the Fund is $33,533.

(j)	Non-income producing security which makes payment-in- kind (“PIK”) distributions. For the fiscal year ended December 31, 2023, the Fund received 143 PIK shares of Lunit, Inc.
(k)	This issuer has filed for protection in bankruptcy court.
(l)	Rate shown reflects yield as of December 31, 2023.
(m)	This security serves as collateral for securities on loan.

Abbreviations throughout the Portfolio of Investments:
AUD	– Australian Dollar
CAD	– Canadian Dollar
CHF	– Swiss Franc
DKK	– Danish Krone
EUR	– Euro
GBP	– British Pound Sterling
HKD	– Hong Kong Dollar
ILS	– Israeli Shekel
JPY	– Japanese Yen
KRW	– South Korean Won
NOK	– Norwegian Krone
SEK	– Swedish Krona
SGD	– Singapore Dollar
USD	– United States Dollar

Currency Exposure Diversification	% of Total Investments
JPY	41.9%
KRW	18.5
CAD	8.6
EUR	8.6
GBP	6.6
NOK	4.1
AUD	3.8
SEK	2.1
HKD	1.5
ILS	1.2
SGD	0.9
USD	0.9
DKK	0.8
CHF	0.5
Total	100.0%
See Notes to Financial Statements

First Trust Developed Markets ex-US Small Cap AlphaDEX® Fund (FDTS)
Portfolio of Investments (Continued)
December 31, 2023

Valuation Inputs
A summary of the inputs used to value the Fund’s investments as of December 31, 2023 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

	Total Value at 12/31/2023	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Common Stocks:
Australia	$ 310,915	$ 309,010	$ —	$ 1,905
Greece	13,141	13,141	—	—**
Spain	55,020	55,020	—	—**
Other Country Categories*	7,707,837	7,707,837	—	—
Repurchase Agreements	33,533	—	33,533	—
Total Investments	$8,120,446	$8,085,008	$33,533	$1,905

*	See Portfolio of Investments for country breakout.
**	Investments are valued at $0.
Level 3 investments are fair valued by the Advisor’s Pricing Committee and are footnoted in the Portfolio of Investments. All Level 3 values are based on unobservable inputs.

Offsetting Assets and Liabilities

Offsetting assets and liabilities requires entities to disclose both gross and net information about instruments and transactions eligible for offset, and to disclose instruments and transactions subject to master netting or similar agreements (see Note 2C - Offsetting on the Statements of Assets and Liabilities in the Notes to Financial Statements).
The Fund’s loaned securities were all subject to an enforceable Securities Lending Agency Agreement. Securities lent in accordance with the Securities Lending Agency Agreement on a gross basis were as follows:

Securities Lending Agency Agreement
Total gross amount presented on the Statements of Assets and Liabilities(1)	$31,481
Non-cash Collateral(2)	(31,481)
Net Amount	$—

(1)	The amount presented on the Statements of Assets and Liabilities, which is included in “Investments, at value,” is not offset and is shown on a gross basis.
(2)	At December 31, 2023, the value of the collateral received from each borrower exceeded the value of the related securities loaned. This amount is disclosed on the Portfolio of Investments.
The Fund’s investments in repurchase agreements were all subject to an enforceable Master Repurchase Agreement. Repurchase Agreements on a gross basis were as follows:

Repurchase Agreements
Total gross amount presented on the Statements of Assets and Liabilities(3)	$33,533
Non-cash Collateral(4)	(33,533)
Net Amount	$—

(3)	The amount is included in “Investments, at value” on the Statements of Assets and Liabilities.
(4)	At December 31, 2023, the value of the collateral received from each seller exceeded the value of the repurchase agreements.
See Notes to Financial Statements

First Trust Emerging Markets Small Cap AlphaDEX® Fund (FEMS)
Portfolio of Investments
December 31, 2023

Shares	Description	Value
COMMON STOCKS (a) (b) — 99.6%
	Bermuda — 0.7%
4,033,155	CGN New Energy Holdings Co., Ltd. (HKD) (c)	$1,038,182
52,098	Geopark Ltd.	446,480
868,398	Shenzhen International Holdings Ltd. (HKD)	731,774
		2,216,436
	Brazil — 12.2%
593,298	Allos S.A. (BRL)	3,242,766
976,154	Auren Energia S.A. (BRL)	2,674,697
589,902	Bradespar S.A. (Preference Shares) (BRL)	3,116,124
348,587	Camil Alimentos S.A. (BRL)	606,382
622,015	Cia de Saneamento de Minas Gerais Copasa MG (BRL)	2,622,461
469,032	Cia De Sanena Do Parana (BRL)	2,818,479
229,103	Cia de Transmissao de Energia Eletrica Paulista (Preference Shares) (BRL)	1,249,841
159,808	Cia Ferro Ligas da Bahia- Ferbasa (Preference Shares) (BRL)	1,529,454
763,681	Cielo S.A. (BRL)	737,332
696,240	Dexco (BRL)	1,156,674
1,385,282	EcoRodovias Infraestrutura e Logistica S.A. (BRL)	2,686,379
148,923	Enauta Participacoes S.A. (BRL)	615,914
155,934	GPS Participacoes e Empreendimentos S.A. (BRL) (d)	605,105
2,341,066	Hidrovias do Brasil S.A. (BRL) (e)	1,898,839
1,252,581	Jalles Machado S.A. (BRL)	2,021,623
1,126,270	JHSF Participacoes S.A. (BRL)	1,291,445
111,109	Mahle Metal Leve S.A. (BRL)	808,340
1,842,283	Marcopolo S.A. (Preference Shares) (BRL)	2,673,768
961,622	Metalurgica Gerdau S.A. (Preference Shares) (BRL)	2,149,871
700,484	Oncoclinicas do Brasil Servicos Medicos S.A. (BRL) (e)	1,874,648
512,039	Petroreconcavo S.A. (BRL)	2,289,503
98,589	Tupy S.A. (BRL)	590,203
135,447	Vulcabras Azaleia S.A. (BRL)	561,574
		39,821,422
	Cayman Islands — 8.9%
1,920,896	3SBio, Inc. (HKD) (d) (f)	1,849,925
312,838	AAC Technologies Holdings, Inc. (HKD)	929,480
1,298,746	ANE Cayman, Inc. (HKD) (c) (e)	929,755
Shares	Description	Value

	Cayman Islands (Continued)
2,511,519	China Conch Venture Holdings Ltd. (HKD)	$2,084,221
658,668	China Education Group Holdings Ltd. (HKD) (f)	413,328
4,022,849	China Lesso Group Holdings Ltd. (HKD)	2,101,969
11,550	China Metal Recycling Holdings Ltd. (HKD) (e) (g) (h) (i)	0
5,536,832	China Yongda Automobiles Services Holdings Ltd. (HKD)	2,077,597
3,171,951	China Zhongwang Holdings Ltd. (HKD) (e) (g) (h) (i)	0
3,560,452	Dongyue Group Ltd. (HKD) (c)	2,576,238
335,620	Everest Medicines Ltd. (HKD) (d) (e) (f)	898,311
4,755,479	Fufeng Group Ltd. (HKD)	2,637,027
290,550	Fulgent Sun International Holding Co., Ltd. (TWD)	1,263,858
293,024	General Interface Solution Holding Ltd. (TWD)	630,149
82,642	Horizon Construction Development Ltd. (HKD) (e)	48,579
53,554	Jinan Acetate Chemical Co., Ltd. (TWD)	1,392,486
718,906	Kingboard Holdings Ltd. (HKD)	1,719,813
720,585	Maoyan Entertainment (HKD) (d) (e) (f)	828,693
1,198,220	Meitu, Inc. (HKD) (c) (d) (f)	552,423
1,964,123	Nexteer Automotive Group Ltd. (HKD)	1,240,075
2,260,867	Tianneng Power International Ltd. (HKD) (c)	1,908,063
1,070,448	Wisdom Marine Lines Co., Ltd. (TWD)	1,813,698
351,377	Zhen Ding Technology Holding Ltd. (TWD)	1,247,946
		29,143,634
	Chile — 1.6%
44,881,066	Cia Sud Americana de Vapores S.A. (CLP)	2,756,003
15,815,940	Colbun S.A. (CLP)	2,509,697
		5,265,700
	China — 4.4%
4,744,696	A-Living Smart City Services Co., Ltd. (HKD) (d) (f)	2,175,323
512,901	Anhui Expressway Co., Ltd., Class H (HKD)	505,774
7,078,804	BAIC Motor Corp. Ltd., Class H (HKD) (d) (f)	2,066,937
3,825,286	China Communications Services Corp. Ltd., Class H (HKD)	1,587,235
See Notes to Financial Statements

First Trust Emerging Markets Small Cap AlphaDEX® Fund (FEMS)
Portfolio of Investments (Continued)
December 31, 2023
Shares	Description	Value
COMMON STOCKS (a) (b) (Continued)
	China (Continued)
6,764,713	China Datang Corp. Renewable Power Co., Ltd., Class H (HKD)	$1,559,388
4,072,060	Dongfeng Motor Group Co., Ltd., Class H (HKD)	2,028,599
1,189,848	Legend Holdings Corp., Class H (HKD) (d) (f)	1,121,506
1,356,437	Xinte Energy Co., Ltd., Class H (HKD) (c) (e)	1,900,419
2,154,287	Zhejiang Expressway Co., Ltd., Class H (HKD)	1,437,387
		14,382,568
	Egypt — 1.1%
729,380	EFG Holding S.A.E. (EGP) (g) (j)	393,169
1,026,413	Ezz Steel Co. SAE (EGP) (e) (g)	2,985,476
		3,378,645
	Hong Kong — 4.7%
4,660,148	China Everbright Environment Group Ltd. (HKD)	1,515,883
1,667,860	China Nonferrous Mining Corp., Ltd. (HKD)	1,095,744
1,123,938	China Tobacco International HK Co., Ltd. (HKD) (c) (f)	1,420,666
4,059,511	CITIC Telecom International Holdings Ltd. (HKD)	1,705,218
2,231,337	Far East Horizon Ltd. (HKD)	1,754,551
3,217,928	Genertec Universal Medical Group Co., Ltd. (HKD) (d) (f)	1,850,355
4,712,547	Poly Property Group Co., Ltd. (HKD)	959,589
852,921	Shanghai Industrial Holdings Ltd. (HKD)	1,058,437
6,306,353	Shougang Fushan Resources Group Ltd. (HKD)	2,325,965
1,966,054	Simcere Pharmaceutical Group Ltd. (HKD) (d) (f)	1,694,505
		15,380,913
	India — 2.4%
68,528	BSE Ltd. (INR)	1,829,198
8,677,565	Jaiprakash Power Ventures Ltd. (INR) (e)	1,454,712
703,818	RBL Bank Ltd. (INR) (d) (f)	2,362,306
6,552,121	South Indian Bank (The) Ltd. (INR)	2,102,316
		7,748,532
	Indonesia — 6.2%
10,377,062	Berkah Beton Sadaya Tbk PT (IDR) (e) (g)	33,698
11,824,734	Bukit Asam Tbk PT (IDR)	1,873,894
Shares	Description	Value

	Indonesia (Continued)
39,045,496	Bumi Resources Minerals Tbk PT (IDR) (e)	$431,106
24,345,040	Bumi Serpong Damai Tbk PT (IDR) (e)	1,707,647
54,937,924	Erajaya Swasembada Tbk PT (IDR)	1,520,008
1,009,428	Gudang Garam Tbk PT (IDR)	1,332,508
13,173,445	Harum Energy Tbk PT (IDR)	1,142,206
18,812,077	Indika Energy Tbk PT (IDR)	1,753,285
1,428,354	Indo Tambangraya Megah Tbk PT (IDR)	2,379,508
25,705,943	Medco Energi Internasional Tbk PT (IDR)	1,928,321
85,157,551	Media Nusantara Citra Tbk PT (IDR)	2,134,884
13,643,924	Mitra Adiperkasa Tbk PT (IDR)	1,586,194
3,457,885	Pabrik Kertas Tjiwi Kimia Tbk PT (IDR)	1,639,447
12,039,730	Perusahaan Gas Negara Tbk PT (IDR)	883,607
		20,346,313
	Malaysia — 4.2%
3,029,500	Bermaz Auto Bhd (MYR)	1,555,957
17,802,100	Bumi Armada Bhd (MYR) (e)	1,917,745
12,961,400	Capital A Bhd (MYR) (e)	2,327,128
1,702,900	Gamuda Bhd (MYR)	1,701,047
3,560,360	Hibiscus Petroleum Bhd (MYR)	1,968,077
2,275,600	Sime Darby Bhd (MYR)	1,163,800
9,765,100	SP Setia Bhd Group (MYR)	1,700,126
29,582,700	Velesto Energy Bhd (MYR) (e)	1,480,745
		13,814,625
	Mexico — 2.0%
440,321	Alsea SAB de C.V. (MXN) (e)	1,663,683
454,901	Gentera SAB de C.V. (MXN)	631,680
727,861	Megacable Holdings SAB de C.V. (MXN)	1,625,375
71,073	Qualitas Controladora S.A.B. de C.V. (MXN)	718,138
903,584	TF Administradora Industrial S de RL de C.V. (MXN)	1,922,531
		6,561,407
	Philippines — 0.7%
212,620	GT Capital Holdings, Inc. (PHP)	2,265,387
	Poland — 5.3%
180,514	Alior Bank S.A. (PLN) (e)	3,502,240
32,604	Asseco Poland S.A. (PLN)	605,719
1,230,352	Bank Millennium S.A. (PLN) (c) (e)	2,612,514
5,381	Budimex S.A. (PLN)	856,091
386,872	Cyfrowy Polsat S.A. (PLN) (c) (e)	1,212,309
See Notes to Financial Statements

First Trust Emerging Markets Small Cap AlphaDEX® Fund (FEMS)
Portfolio of Investments (Continued)
December 31, 2023
Shares	Description	Value
COMMON STOCKS (a) (b) (Continued)
	Poland (Continued)
265,523	Jastrzebska Spolka Weglowa S.A. (PLN) (c) (e)	$2,836,249
938,822	Orange Polska S.A. (PLN)	1,942,185
3,253,087	Tauron Polska Energia S.A. (PLN) (e)	3,087,115
76,145	XTB S.A. (PLN) (d) (f)	731,890
		17,386,312
	Russia — 0.0%
653,736,712	Federal Grid Co. - Rosseti PJSC (RUB) (e) (g) (h) (i)	0
580,351	Mechel PJSC (RUB) (e) (g) (h) (i)	0
		0
	South Africa — 9.8%
296,587	African Rainbow Minerals Ltd. (ZAR)	3,242,717
234,118	Exxaro Resources Ltd. (ZAR)	2,617,053
102,024	Foschini Group (The) Ltd. (ZAR)	618,865
426,189	Harmony Gold Mining Co., Ltd. (ZAR)	2,786,275
631,567	Hyprop Investments Ltd. (ZAR)	1,074,104
1,531,775	Momentum Metropolitan Holdings (ZAR)	1,833,022
429,239	Motus Holdings Ltd. (ZAR)	2,381,728
1,673,184	Old Mutual Ltd. (ZAR)	1,194,576
235,951	OUTsurance Group Ltd. (ZAR)	544,329
1,169,774	Pepkor Holdings Ltd. (ZAR) (d) (f)	1,255,305
14,210,272	Redefine Properties Ltd. (ZAR)	2,990,818
1,289,862	Resilient REIT Ltd. (ZAR)	3,123,028
1,145,470	Sappi Ltd. (ZAR)	2,767,789
290,506	Thungela Resources Ltd. (ZAR)	2,442,521
65,749	Tiger Brands Ltd. (ZAR)	723,500
263,772	Truworths International Ltd. (ZAR)	1,072,103
1,540,350	Vukile Property Fund Ltd. (ZAR)	1,188,998
		31,856,731
	Taiwan — 14.8%
428,179	Arcadyan Technology Corp. (TWD)	2,378,733
191,025	Century Iron & Steel Industrial Co., Ltd. (TWD)	1,086,130
79,484	Chenbro Micom Co., Ltd. (TWD)	703,146
354,621	China Motor Corp. (TWD)	1,305,687
462,240	ChipMOS Technologies, Inc. (TWD)	636,342
178,532	CyberPower Systems, Inc. (TWD)	1,180,886
Shares	Description	Value

	Taiwan (Continued)
258,027	Depo Auto Parts Ind Co., Ltd. (TWD)	$1,235,886
1,211,051	Evergreen International Storage & Transport Corp. (TWD)	1,250,886
243,490	EVERGREEN Steel Corp. (TWD)	825,107
392,903	FLEXium Interconnect, Inc. (TWD)	1,130,426
63,794	Fortune Electric Co., Ltd. (TWD)	679,710
93,195	Foxsemicon Integrated Technology, Inc. (TWD)	639,206
1,422,859	Gemtek Technology Corp. (TWD)	1,599,473
445,561	Getac Holdings Corp. (TWD)	1,611,485
278,846	Global Brands Manufacture Ltd. (TWD)	586,030
78,760	Gold Circuit Electronics Ltd. (TWD)	559,446
582,079	Hannstar Board Corp. (TWD)	1,048,825
1,122,626	Kinpo Electronics (TWD)	594,408
735,648	L&K Engineering Co., Ltd. (TWD)	4,074,882
1,696,957	Mitac Holdings Corp. (TWD)	2,463,285
823,227	Orient Semiconductor Electronics Ltd. (TWD)	1,461,881
603,412	Pou Chen Corp. (TWD)	607,531
170,324	Powertech Technology, Inc. (TWD)	782,512
294,021	Ruentex Industries Ltd. (TWD)	616,007
188,115	Run Long Construction Co., Ltd. (TWD)	612,942
222,502	Sanyang Motor Co., Ltd. (TWD)	517,640
261,936	Scientech Corp. (TWD)	1,826,438
562,202	Sercomm Corp. (TWD)	2,463,830
296,784	Sunonwealth Electric Machine Industry Co., Ltd. (TWD)	1,039,549
313,765	Supreme Electronics Co., Ltd. (TWD)	618,523
187,909	Taiwan Surface Mounting Technology Corp. (TWD)	587,168
441,578	Tong Yang Industry Co., Ltd. (TWD)	1,093,496
89,806	Tripod Technology Corp. (TWD)	570,606
227,971	United Integrated Services Co., Ltd. (TWD)	1,964,723
504,926	Wistron NeWeb Corp. (TWD)	2,566,542
622,790	WT Microelectronics Co., Ltd. (TWD)	2,282,917
See Notes to Financial Statements

First Trust Emerging Markets Small Cap AlphaDEX® Fund (FEMS)
Portfolio of Investments (Continued)
December 31, 2023
Shares	Description	Value
COMMON STOCKS (a) (b) (Continued)
	Taiwan (Continued)
131,967	Yankey Engineering Co., Ltd. (TWD)	$1,358,778
1,037,264	Zyxel Group Corp. (TWD)	1,716,916
		48,277,978
	Thailand — 5.5%
4,957,800	AP Thailand PCL (THB)	1,641,343
1,426,800	Bangchak Corp. PCL (THB)	1,818,378
9,750,200	Banpu PCL (THB)	1,942,470
327,700	Hana Microelectronics PCL (THB)	511,244
2,321,500	Ichitan Group PCL (THB)	1,067,825
4,472,500	Regional Container Lines PCL (THB)	3,171,010
34,616,200	Sansiri PCL (THB)	1,795,083
2,653,100	Sri Trang Agro-Industry PCL (THB)	1,251,444
3,880,700	Supalai PCL (THB)	2,114,730
2,977,200	Taokaenoi Food & Marketing PCL (THB)	828,636
3,633,500	Tipco Asphalt PCL (THB)	1,745,826
		17,887,989
	Turkey — 15.1%
338,760	AG Anadolu Grubu Holding A.S. (TRY)	2,309,460
694,507	Anadolu Efes Biracilik Ve Malt Sanayii A.S. (TRY)	3,240,542
453,985	Aygaz A.S. (TRY)	2,079,762
1,415,122	Cimsa Cimento Sanayi VE Ticare A.S. (TRY)	1,408,939
5,494,720	Dogan Sirketler Grubu Holding A.S. (TRY)	2,062,239
274,427	Dogus Otomotiv Servis ve Ticaret A.S. (TRY)	2,393,306
1,418,540	Enerjisa Enerji A.S. (TRY) (d) (f)	2,192,163
3,102,682	Is Gayrimenkul Yatirim Ortakligi A.S. (TRY) (e)	1,633,004
1,988,070	Kardemir Karabuk Demir Celik Sanayi ve Ticaret A.S., Class D (TRY)	1,602,937
651,370	Mavi Giyim Sanayi Ve Ticaret A.S., Class B (TRY) (d) (f)	2,575,087
201,011	Migros Ticaret A.S. (TRY)	2,285,088
410,683	MLP Saglik Hizmetleri A.S. (TRY) (d) (e) (f)	2,076,497
3,336,793	NET Holding A.S. (TRY) (e)	2,187,634
164,043	Nuh Cimento Sanayi A.S. (TRY)	1,720,103
4,432,269	ODAS Elektrik Uretim ve Sanayi Ticaret A.S. (TRY) (e)	1,240,847
80,470	Otokar Otomotiv Ve Savunma Sanayi A.S. (TRY) (k)	1,161,908
Shares	Description	Value

	Turkey (Continued)
89,068	Pegasus Hava Tasimaciligi A.S. (TRY) (e)	$1,963,085
1,836,154	Sarkuysan Elektrolitik Bakir Sanayi ve Ticaret A.S. (TRY)	1,762,085
1,261,331	Sok Marketler Ticaret A.S. (TRY)	2,309,185
468,696	TAV Havalimanlari Holding A.S. (TRY) (e)	1,709,771
1,369,580	Tekfen Holding A.S. (TRY)	1,715,882
83,325	Turk Traktor ve Ziraat Makineleri A.S. (TRY)	2,013,231
781,782	Ulker Biskuvi Sanayi A.S. (TRY) (e)	2,171,414
926,302	Vestel Elektronik Sanayi ve Ticaret A.S. (TRY) (e)	1,453,479
12,878,850	Zorlu Enerji Elektrik Uretim A.S. (TRY) (e)	1,848,655
		49,116,303
	Total Common Stocks	324,850,895
	(Cost $312,964,122)
RIGHTS (a) (b) — 0.0%
	Taiwan — 0.0%
60,217	WT Microelectronics Co., Ltd., expiring 01/09/24 (TWD) (e) (g) (h)	34,336
	(Cost $0)

Principal Value	Description	Value
REPURCHASE AGREEMENTS — 3.0%
$2,946,503	Bank of America Corp., 5.32% (l), dated 12/29/23, due 01/02/24, with a maturity value of $2,948,680. Collateralized by U.S. Treasury Securities, interest rates of 0.00% to 3.13%, due 08/31/27 to 05/15/48. The value of the collateral including accrued interest is $3,005,433. (m)	2,946,503
See Notes to Financial Statements

First Trust Emerging Markets Small Cap AlphaDEX® Fund (FEMS)
Portfolio of Investments (Continued)
December 31, 2023
Principal Value	Description	Value
REPURCHASE AGREEMENTS (Continued)
$3,437,585	JPMorgan Chase & Co., 5.33% (l), dated 12/29/23, due 01/02/24, with a maturity value of $3,440,130. Collateralized by U.S. Treasury Securities, interest rates of 2.50% to 5.00%, due 02/15/29 to 08/15/53. The value of the collateral including accrued interest is $3,506,337. (m)	$3,437,585
3,437,585	Mizuho Financial Group, Inc., 5.33% (l), dated 12/29/23, due 01/02/24, with a maturity value of $3,440,130. Collateralized by U.S. Treasury Securities, interest rates of 0.38% to 4.75%, due 12/31/23 to 02/15/33. The value of the collateral including accrued interest is $3,506,337. (m)	3,437,585
	Total Repurchase Agreements	9,821,673
	(Cost $9,821,673)

	Total Investments — 102.6%	334,706,904
	(Cost $322,785,795)
	Net Other Assets and Liabilities — (2.6)%	(8,365,883)
	Net Assets — 100.0%	$326,341,021

(a)
Portfolio securities are categorized based upon their country of incorporation, which can be different from the country
categorization of the Fund’s underlying index. For a
breakdown of the portfolio securities by sector, please see
the Fund Performance Overview.

(b)	Securities are issued in U.S. dollars unless otherwise indicated in the security description.
(c)
All or a portion of this security is on loan (see Note 2E -
Securities Lending in the Notes to Financial Statements).
The remaining contractual maturity of all of the securities
lending transactions is overnight and continuous. The
aggregate value of such securities, including those sold and pending settlement, is $9,090,930 and the total value of the collateral held by the Fund is $9,821,673.

(d)
This security is exempt from registration upon resale under
Rule 144A of the Securities Act of 1933, as amended (the
“1933 Act”) and may be resold in transactions exempt from
registration, normally to qualified institutional buyers. This security is not restricted on the foreign exchange where it
trades freely without any additional registration. As such, it does not require the additional disclosure required of
restricted securities.

(e)	Non-income producing security.
(f)	This security may be resold to qualified foreign investors and foreign institutional buyers under Regulation S of the 1933 Act.
(g)	Pursuant to procedures adopted by the Trust’s Board of Trustees, this security has been determined to be illiquid by First Trust Advisors L.P., the Fund’s advisor.
(h)
This security is fair valued by the Advisor’s Pricing
Committee in accordance with procedures approved by the
Trust’s Board of Trustees, and in accordance with
provisions of the Investment Company Act of 1940 and
rules thereunder, as amended. At December 31, 2023,
securities noted as such are valued at $34,336 or 0.0% of net assets.

(i)	This security’s value was determined using significant unobservable inputs (see Note 2A - Portfolio Valuation in the Notes to Financial Statements).
(j)	Non-income producing security which makes payment-in- kind (“PIK”) distributions. There were no in-kind distributions received for the fiscal year ended December 31, 2023.
(k)
Non-income producing security which makes payment-in-
kind (“PIK”) distributions. For the fiscal year ended
December 31, 2023, the Fund received 44,000 PIK shares of
Otokar Otomotiv Ve Savunma Sanayi A.S.

(l)	Rate shown reflects yield as of December 31, 2023.
(m)	This security serves as collateral for securities on loan.

Abbreviations throughout the Portfolio of Investments:
BRL	– Brazilian Real
CLP	– Chilean Peso
EGP	– Egyptian Pound
HKD	– Hong Kong Dollar
IDR	– Indonesian Rupiah
INR	– Indian Rupee
MXN	– Mexican Peso
MYR	– Malaysian Ringgit
PHP	– Philippine Peso
PLN	– Polish Zloty
RUB	– Russian Ruble
THB	– Thai Baht
TRY	– Turkish Lira
TWD	– New Taiwan Dollar
USD	– United States Dollar
ZAR	– South African Rand

See Notes to Financial Statements

First Trust Emerging Markets Small Cap AlphaDEX® Fund (FEMS)
Portfolio of Investments (Continued)
December 31, 2023
Currency Exposure Diversification	% of Total Investments
TWD	16.3%
HKD	16.2
TRY	14.7
BRL	11.9
ZAR	9.5
IDR	6.1
THB	5.3
PLN	5.2
MYR	4.1
USD	3.1
INR	2.3
MXN	2.0
CLP	1.6
EGP	1.0
PHP	0.7
RUB	0.0‡
Total	100.0%

‡	Investments are valued at $0.

Valuation Inputs
A summary of the inputs used to value the Fund’s investments as of December 31, 2023 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

	Total Value at 12/31/2023	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Common Stocks:
Cayman Islands	$ 29,143,634	$ 29,143,634	$ —	$ —**
Russia	—**	—	—	—**
Thailand	17,887,989	—	17,887,989	—
Other Country Categories*	277,819,272	277,819,272	—	—
Rights*	34,336	—	34,336	—
Repurchase Agreements	9,821,673	—	9,821,673	—
Total Investments	$334,706,904	$306,962,906	$27,743,998	$—**

*	See Portfolio of Investments for country breakout.
**	Investments are valued at $0.
Level 3 investments are fair valued by the Advisor’s Pricing Committee and are footnoted in the Portfolio of Investments. All Level 3 values are based on unobservable inputs.

Offsetting Assets and Liabilities

Offsetting assets and liabilities requires entities to disclose both gross and net information about instruments and transactions eligible for offset, and to disclose instruments and transactions subject to master netting or similar agreements (see Note 2C - Offsetting on the Statements of Assets and Liabilities in the Notes to Financial Statements).
The Fund’s loaned securities were all subject to an enforceable Securities Lending Agency Agreement. Securities lent in accordance with the Securities Lending Agency Agreement on a gross basis were as follows:

Securities Lending Agency Agreement
Total gross amount presented on the Statements of Assets and Liabilities(1)	$9,090,930
Non-cash Collateral(2)	(9,090,930)
Net Amount	$—

(1)	The amount presented on the Statements of Assets and Liabilities, which is included in “Investments, at value,” is not offset and is shown on a gross basis.
(2)	At December 31, 2023, the value of the collateral received from each borrower exceeded the value of the related securities loaned. This amount is disclosed on the Portfolio of Investments.
The Fund’s investments in repurchase agreements were all subject to an enforceable Master Repurchase Agreement. Repurchase Agreements on a gross basis were as follows:

Repurchase Agreements
Total gross amount presented on the Statements of Assets and Liabilities(3)	$9,821,673
Non-cash Collateral(4)	(9,821,673)
Net Amount	$—

(3)	The amount is included in “Investments, at value” on the Statements of Assets and Liabilities.
(4)	At December 31, 2023, the value of the collateral received from each seller exceeded the value of the repurchase agreements.
See Notes to Financial Statements

First Trust Eurozone AlphaDEX® ETF (FEUZ)
Portfolio of Investments
December 31, 2023

Shares	Description	Value
COMMON STOCKS (a) (b) — 99.1%
	Austria — 5.7%
796	BAWAG Group AG (EUR) (c) (d)	$42,162
1,205	CA Immobilien Anlagen AG (EUR)	43,167
4,217	Erste Group Bank AG (EUR)	170,991
3,054	OMV AG (EUR)	134,083
10,022	Raiffeisen Bank International AG (EUR)	206,560
26,212	Telekom Austria AG (EUR)	221,366
6,695	voestalpine AG (EUR)	211,085
		1,029,414
	Belgium — 3.9%
725	Ackermans & van Haaren N.V. (EUR)	127,098
3,379	Colruyt Group N.V. (EUR)	152,194
11,263	Euronav N.V. (EUR)	198,567
6,229	Solvay S.A. (EUR)	190,685
1,541	Umicore S.A. (EUR)	42,359
		710,903
	Finland — 4.0%
12,587	Fortum Oyj (EUR)	181,474
2,039	Kesko Oyj, Class B (EUR)	40,348
48,485	Nokia Oyj (EUR)	163,358
8,730	Stora Enso Oyj, Class R (EUR)	120,709
1,066	UPM-Kymmene Oyj (EUR)	40,082
1,597	Valmet Oyj (EUR)	46,032
9,651	Wartsila Oyj Abp (EUR)	139,837
		731,840
	France — 20.0%
2,167	Accor S.A. (EUR)	82,772
555	Alten S.A. (EUR)	82,468
649	Amundi S.A. (EUR) (c) (d)	44,134
740	Arkema S.A. (EUR)	84,143
2,290	BNP Paribas S.A. (EUR)	158,230
4,176	Bouygues S.A. (EUR)	157,296
8,498	Carrefour S.A. (EUR)	155,402
1,825	Cie de Saint-Gobain S.A. (EUR)	134,300
4,761	Cie Generale des Etablissements Michelin S.C.A. (EUR)	170,606
14,796	Credit Agricole S.A. (EUR)	209,925
769	Eiffage S.A. (EUR)	82,364
6,230	Elis S.A. (EUR)	129,918
4,762	Engie S.A. (EUR)	83,681
2,452	Eurazeo SE (EUR)	194,489
5,293	Forvia SE (EUR) (e)	119,318
279	Ipsen S.A. (EUR)	33,233
9,558	Orange S.A. (EUR)	108,723
482	Publicis Groupe S.A. (EUR)	44,697
4,450	Renault S.A. (EUR)	181,298
6,498	Rexel S.A. (EUR)	177,686
Shares	Description	Value

	France (Continued)
698	Safran S.A. (EUR)	$122,873
341	Sanofi (EUR)	33,790
5,870	SCOR SE (EUR)	171,465
6,006	Societe Generale S.A. (EUR)	159,293
710	Sodexo S.A. (EUR)	78,083
219	SOITEC (EUR) (e)	39,118
353	Sopra Steria Group SACA (EUR)	77,081
869	Teleperformance SE (EUR)	126,680
1,666	TotalEnergies SE (EUR)	113,293
6,356	Valeo SE (EUR)	97,637
2,523	Veolia Environnement S.A. (EUR)	79,547
922	Wendel SE (EUR)	82,089
1,298	Worldline S.A. (EUR) (c) (d) (e)	22,454
		3,638,086
	Germany — 24.9%
153	Allianz SE (EUR)	40,866
1,795	Bayerische Motoren Werke AG (EUR)	199,704
1,564	Bechtle AG (EUR)	78,369
471	Brenntag SE (EUR)	43,271
12,826	Commerzbank AG (EUR)	152,353
1,037	Continental AG (EUR)	88,058
2,033	Covestro AG (EUR) (c) (d) (e)	118,231
3,163	Daimler Truck Holding AG (EUR)	118,791
16,555	Deutsche Bank AG (EUR)	225,963
18,438	Deutsche Lufthansa AG (EUR) (e)	163,814
6,966	Deutsche Telekom AG (EUR)	167,260
1,796	DHL Group (EUR)	88,934
6,178	E.ON SE (EUR)	82,865
1,997	Evonik Industries AG (EUR)	40,785
2,066	Fraport AG Frankfurt Airport Services Worldwide (EUR) (e)	124,894
1,694	Fresenius Medical Care AG (EUR)	70,988
4,698	Fresenius SE & Co. KGaA (EUR)	145,581
940	FUCHS SE (Preference Shares) (EUR)	41,820
348	Gerresheimer AG (EUR)	36,247
166	Hannover Rueck SE (EUR)	39,638
2,353	Heidelberg Materials AG (EUR)	210,249
4,894	HelloFresh SE (EUR) (e)	77,313
1,807	HOCHTIEF AG (EUR)	200,082
1,103	Infineon Technologies AG (EUR)	46,027
1,902	KION Group AG (EUR)	81,196
530	LEG Immobilien SE (EUR) (e)	46,410
See Notes to Financial Statements

First Trust Eurozone AlphaDEX® ETF (FEUZ)
Portfolio of Investments (Continued)
December 31, 2023
Shares	Description	Value
COMMON STOCKS (a) (b) (Continued)
	Germany (Continued)
2,626	Mercedes-Benz Group AG (EUR)	$181,330
281	Muenchener Rueckversicherungs- Gesellschaft AG in Muenchen (EUR)	116,359
3,708	Porsche Automobil Holding SE (Preference Shares) (EUR)	189,608
588	Puma SE (EUR)	32,794
2,953	RWE AG (EUR)	134,245
25,371	Schaeffler AG (Preference Shares) (EUR)	156,706
527	Scout24 SE (EUR) (c) (d)	37,327
394	Sixt SE (EUR)	44,017
2,883	Talanx AG (EUR)	205,760
61,238	Telefonica Deutschland Holding AG (EUR)	159,004
19,153	thyssenkrupp AG (EUR)	133,460
5,123	United Internet AG (EUR)	130,303
1,588	Volkswagen AG (Preference Shares) (EUR)	195,993
765	Wacker Chemie AG (EUR)	96,529
		4,543,144
	Greece — 4.3%
71,143	Eurobank Ergasias Services and Holdings S.A. (EUR) (e)	126,446
2,504	Hellenic Telecommunications Organization S.A. (EUR)	35,659
4,230	JUMBO S.A. (EUR)	117,303
4,960	Mytilineos S.A. (EUR)	200,954
25,917	National Bank of Greece S.A. (EUR) (e)	179,963
36,939	Piraeus Financial Holdings S.A. (EUR) (e)	130,492
		790,817
	Ireland — 2.3%
32,488	AIB Group PLC (EUR)	139,156
4,433	Glanbia PLC (EUR)	72,967
975	Kingspan Group PLC (EUR)	84,386
870	Ryanair Holdings PLC, ADR (e)	116,023
		412,532
	Italy — 13.0%
102,607	A2A S.p.A. (EUR)	210,574
1,788	Assicurazioni Generali S.p.A. (EUR)	37,710
38,147	Banco BPM S.p.A. (EUR)	201,339
59,716	BPER Banca (EUR)	199,484
5,884	Brembo S.p.A. (EUR)	72,101
6,674	Buzzi S.p.A. (EUR)	202,908
17,835	Enel S.p.A. (EUR)	132,506
Shares	Description	Value

	Italy (Continued)
11,340	Eni S.p.A. (EUR)	$192,138
26,718	Hera S.p.A. (EUR)	87,660
28,360	Intesa Sanpaolo S.p.A. (EUR)	82,763
14,262	Italgas S.p.A. (EUR)	81,556
10,132	Leonardo S.p.A. (EUR)	167,051
11,045	Mediobanca Banca di Credito Finanziario S.p.A. (EUR)	136,624
30,344	Pirelli & C S.p.A. (EUR) (c) (d)	165,046
350,549	Telecom Italia S.p.A. (EUR) (e)	113,852
7,611	UniCredit S.p.A. (EUR)	206,399
13,510	Unipol Gruppo S.p.A. (EUR)	76,988
		2,366,699
	Luxembourg — 3.2%
7,276	ArcelorMittal S.A. (EUR)	206,230
12,582	InPost S.A. (EUR) (e)	173,832
11,545	Tenaris S.A. (EUR)	200,671
		580,733
	Netherlands — 6.3%
1,995	Aalberts N.V. (EUR)	86,465
7,723	ABN AMRO Bank N.V. (EUR) (c) (d)	115,866
3,249	Arcadis N.V. (EUR)	175,176
225	Argenx SE (EUR) (e)	85,321
174	ASM International N.V. (EUR)	90,271
2,757	ING Groep N.V. (EUR)	41,168
2,426	Koninklijke Ahold Delhaize N.V. (EUR)	69,673
3,202	Koninklijke Vopak N.V. (EUR)	107,601
3,718	Prosus N.V. (EUR)	110,759
661	Randstad N.V. (EUR)	41,389
1,688	STMicroelectronics N.V. (EUR)	84,312
4,404	Technip Energies N.V. (EUR)	102,875
1,399	Universal Music Group N.V. (EUR)	39,862
		1,150,738
	Portugal — 2.1%
664,347	Banco Comercial Portugues S.A., Class R (EUR) (e)	201,246
12,322	Galp Energia SGPS S.A. (EUR)	181,462
		382,708
	Spain — 9.4%
573	Acciona S.A. (EUR)	84,321
5,078	ACS Actividades de Construccion y Servicios S.A. (EUR)	225,131
22,438	Banco Bilbao Vizcaya Argentaria S.A. (EUR)	203,761
125,758	Banco de Sabadell S.A. (EUR)	154,518
47,809	Banco Santander S.A. (EUR)	199,477
11,449	Bankinter S.A. (EUR)	73,256
6,620	Enagas S.A. (EUR)	111,559
See Notes to Financial Statements

First Trust Eurozone AlphaDEX® ETF (FEUZ)
Portfolio of Investments (Continued)
December 31, 2023
Shares	Description	Value
COMMON STOCKS (a) (b) (Continued)
	Spain (Continued)
11,256	Grifols S.A. (EUR) (e)	$192,044
993	Industria de Diseno Textil S.A. (EUR)	43,224
35,854	Mapfre S.A. (EUR)	76,906
2,323	Redeia Corp. S.A. (EUR)	38,236
11,111	Repsol S.A. (EUR)	164,977
35,780	Telefonica S.A. (EUR)	139,590
		1,707,000
	Total Common Stocks	18,044,614
	(Cost $16,576,715)

Principal Value	Description	Value
REPURCHASE AGREEMENTS — 0.0%
$738	JPMorgan Chase & Co., 5.33% (f), dated 12/29/23, due 01/02/24, with a maturity value of $739. Collateralized by U.S. Treasury Securities, interest rates of 2.50% to 5.00%, due 02/15/29 to 08/15/53. The value of the collateral including accrued interest is $753. (g)	738
	(Cost $738)

	Total Investments — 99.1%	18,045,352
	(Cost $16,577,453)
	Net Other Assets and Liabilities — 0.9%	161,229
	Net Assets — 100.0%	$18,206,581

(a)
Portfolio securities are categorized based upon their country of incorporation, which can be different from the country
categorization of the Fund’s underlying index. For a
breakdown of the portfolio securities by sector, please see the
Fund Performance Overview.

(b)	Securities are issued in U.S. dollars unless otherwise indicated in the security description.
(c)
This security is exempt from registration upon resale under
Rule 144A of the Securities Act of 1933, as amended (the
“1933 Act”) and may be resold in transactions exempt from
registration, normally to qualified institutional buyers. This security is not restricted on the foreign exchange where it
trades freely without any additional registration. As such, it does not require the additional disclosure required of
restricted securities.

(d)	This security may be resold to qualified foreign investors and foreign institutional buyers under Regulation S of the 1933 Act.
(e)	Non-income producing security.
(f)	Rate shown reflects yield as of December 31, 2023.
(g)	This security serves as collateral for securities on loan.

Abbreviations throughout the Portfolio of Investments:
ADR	– American Depositary Receipt
EUR	– Euro
USD	– United States Dollar

Currency Exposure Diversification	% of Total Investments
EUR	99.4%
USD	0.6
Total	100.0%

Valuation Inputs
A summary of the inputs used to value the Fund’s investments as of December 31, 2023 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

	Total Value at 12/31/2023	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Common Stocks*	$ 18,044,614	$ 18,044,614	$ —	$ —
Repurchase Agreements	738	—	738	—
Total Investments	$18,045,352	$18,044,614	$738	$—

*	See Portfolio of Investments for country breakout.
The Fund’s investments in repurchase agreements were all subject to an enforceable Master Repurchase Agreement. Repurchase Agreements on a gross basis were as follows:

Repurchase Agreements
Total gross amount presented on the Statements of Assets and Liabilities(1)	$738
Non-cash Collateral(2)	(738)
Net Amount	$—

(1)	The amount is included in “Investments, at value” on the Statements of Assets and Liabilities.
(2)	At December 31, 2023, the value of the collateral received from each seller exceeded the value of the repurchase agreements.
See Notes to Financial Statements

First Trust Exchange-Traded AlphaDEX® Fund II
Statements of Assets and Liabilities
December 31, 2023

	First Trust Asia Pacific ex-Japan AlphaDEX® Fund (FPA)	First Trust Europe AlphaDEX® Fund (FEP)	First Trust Latin America AlphaDEX® Fund (FLN)
ASSETS:
Investments, at value	$18,075,165	$222,133,628	$74,182,671
Cash	8,069	—	79,677
Foreign currency, at value	8,902	123,536	—
Receivables:
Dividends	84,658	323,598	526,999
Securities lending income	257	92,924	—
Investment securities sold	—	164,158	—
Interest	—	—	—
Reclaims	—	1,777,334	—
Other receivables	—	—	—
Total Assets	18,177,051	224,615,178	74,789,347

LIABILITIES:
Due to custodian	—	225,081	—
Due to custodian foreign currency	—	—	166
Payables:
Collateral for securities on loan	322,022	920,492	—
Investment advisory fees	11,558	153,606	48,233
Investment securities purchased	—	4,386	—
Deferred foreign capital gains tax	—	—	—
Other liabilities	—	—	—
Total Liabilities	333,580	1,303,565	48,399
NET ASSETS	$17,843,471	$223,311,613	$74,740,948

NET ASSETS consist of:
Paid-in capital	$32,896,110	$462,128,427	$109,211,411
Par value	6,500	61,500	36,000
Accumulated distributable earnings (loss)	(15,059,139)	(238,878,314)	(34,506,463)
NET ASSETS	$17,843,471	$223,311,613	$74,740,948
NET ASSET VALUE, per share	$27.45	$36.31	$20.76
Number of shares outstanding (unlimited number of shares authorized, par value $0.01 per share)	650,002	6,150,002	3,600,002
Investments, at cost	$16,144,776	$200,445,955	$59,356,860
Foreign currency, at cost (proceeds)	$8,912	$130,693	$(166)
Securities on loan, at value	$298,376	$857,587	$—
See Notes to Financial Statements

First Trust Brazil AlphaDEX® Fund (FBZ)	First Trust China AlphaDEX® Fund (FCA)	First Trust Japan AlphaDEX® Fund (FJP)	First Trust Developed Markets ex-US AlphaDEX® Fund (FDT)	First Trust Emerging Markets AlphaDEX® Fund (FEM)	First Trust Germany AlphaDEX® Fund (FGM)

$6,607,772	$6,490,916	$197,263,191	$418,554,954	$416,233,421	$15,524,525
7,173	1,637	—	60,519	—	—
31,934	—	—	103,049	2,151,778	3

73,780	5,738	250,944	1,111,808	850,138	—
—	—	750	3,994	7,512	—
—	4,441	167,872	99,320	189,357	1,401
—	—	—	—	—	—
—	—	123,291	896,996	371,619	—
—	—	55,821	—	—	19,970
6,720,659	6,502,732	197,861,869	420,830,640	419,803,825	15,545,899

—	—	49,014	—	217,733	10,192
—	—	73	—	—	—

—	—	10,124,532	10,865,563	1,707,587	—
4,364	4,272	124,986	278,502	275,001	11,284
—	—	25,381	47,909	189,461	—
—	—	—	—	859,082	—
—	—	—	—	—	—
4,364	4,272	10,323,986	11,191,974	3,248,864	21,476
$6,716,295	$6,498,460	$187,537,883	$409,638,666	$416,554,961	$15,524,423

$34,684,661	$16,896,878	$231,753,638	$722,652,101	$623,678,720	$48,120,133
5,500	3,500	37,000	77,864	187,500	4,000
(27,973,866)	(10,401,918)	(44,252,755)	(313,091,299)	(207,311,259)	(32,599,710)
$6,716,295	$6,498,460	$187,537,883	$409,638,666	$416,554,961	$15,524,423
$12.21	$18.57	$50.69	$52.61	$22.22	$38.81
550,002	350,002	3,700,002	7,786,412	18,750,002	400,002
$4,960,990	$7,374,256	$181,360,006	$371,543,961	$394,196,289	$16,296,437
$31,934	$—	$(73)	$103,016	$2,151,076	$2
$—	$—	$8,370,471	$9,235,559	$1,618,276	$—
See Notes to Financial Statements

First Trust Exchange-Traded AlphaDEX® Fund II
Statements of Assets and Liabilities (Continued)
December 31, 2023

	First Trust United Kingdom AlphaDEX® Fund (FKU)	First Trust India NIFTY 50 Equal Weight ETF (NFTY)	First Trust Switzerland AlphaDEX® Fund (FSZ)
ASSETS:
Investments, at value	$20,125,379	$125,449,829	$83,380,030
Cash	6,775	—	4,126
Foreign currency, at value	2,442	3,924,803	—
Receivables:
Dividends	70,988	—	—
Securities lending income	—	—	—
Investment securities sold	—	—	54,962
Interest	5,604	—	—
Reclaims	14,966	—	1,058,087
Other receivables	—	141,545	—
Total Assets	20,226,154	129,516,177	84,497,205

LIABILITIES:
Due to custodian	—	3,833,771	—
Due to custodian foreign currency	—	—	—
Payables:
Collateral for securities on loan	—	—	—
Investment advisory fees	13,544	79,920	56,118
Investment securities purchased	—	—	—
Deferred foreign capital gains tax	—	3,924,733	—
Other liabilities	—	—	—
Total Liabilities	13,544	7,838,424	56,118
NET ASSETS	$20,212,610	$121,677,753	$84,441,087

NET ASSETS consist of:
Paid-in capital	$75,317,680	$94,777,452	$104,180,528
Par value	5,500	22,500	13,000
Accumulated distributable earnings (loss)	(55,110,570)	26,877,801	(19,752,441)
NET ASSETS	$20,212,610	$121,677,753	$84,441,087
NET ASSET VALUE, per share	$36.75	$54.08	$64.95
Number of shares outstanding (unlimited number of shares authorized, par value $0.01 per share)	550,002	2,250,002	1,300,002
Investments, at cost	$20,870,770	$93,581,741	$75,120,355
Foreign currency, at cost (proceeds)	$2,447	$3,924,803	$—
Securities on loan, at value	$—	$—	$—
See Notes to Financial Statements

First Trust Developed Markets ex-US Small Cap AlphaDEX® Fund (FDTS)	First Trust Emerging Markets Small Cap AlphaDEX® Fund (FEMS)	First Trust Eurozone AlphaDEX® ETF (FEUZ)

$8,120,446	$334,706,904	$18,045,352
8,644	—	8,610
1,667	1,151,610	8,555

30,255	590,256	—
164	21,129	311
1,368	—	18,544
—	—	—
6,652	50,825	149,057
—	—	—
8,169,196	336,520,724	18,230,429

—	142,908	—
—	—	—

33,533	9,821,673	738
5,399	215,122	12,211
—	—	10,321
—	—	—
—	—	578
38,932	10,179,703	23,848
$8,130,264	$326,341,021	$18,206,581

$12,958,996	$370,495,618	$39,539,501
2,000	85,500	4,500
(4,830,732)	(44,240,097)	(21,337,420)
$8,130,264	$326,341,021	$18,206,581
$40.65	$38.17	$40.46
200,002	8,550,002	450,002
$7,535,506	$322,785,795	$16,577,453
$1,666	$1,152,400	$8,543
$31,481	$9,090,930	$—
See Notes to Financial Statements

First Trust Exchange-Traded AlphaDEX® Fund II
Statements of Operations
For the Year Ended December 31, 2023

	First Trust Asia Pacific ex-Japan AlphaDEX® Fund (FPA)	First Trust Europe AlphaDEX® Fund (FEP)	First Trust Latin America AlphaDEX® Fund (FLN)
INVESTMENT INCOME:
Dividends	$671,477	$11,483,773	$5,457,845
Securities lending income (net of fees)	10,130	39,790	—
Foreign withholding tax	(37,890)	(1,341,553)	(803,652)
Total investment income	643,717	10,182,010	4,654,193

EXPENSES:
Investment advisory fees	131,524	2,035,817	642,141
Total expenses	131,524	2,035,817	642,141
NET INVESTMENT INCOME (LOSS)	512,193	8,146,193	4,012,052

NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	(879,851)	(3,877,270)	(4,649,010)
In-kind redemptions	—	9,915,327	2,037,972
Foreign currency transactions	(64,270)	(258,153)	(253,904)
Foreign capital gains tax	—	—	—
Net realized gain (loss)	(944,121)	5,779,904	(2,864,942)
Net change in unrealized appreciation (depreciation) on:
Investments	1,895,817	20,623,840	18,206,714
Foreign currency translation	140	315,547	3,605
Deferred foreign capital gains tax	—	—	—
Net change in unrealized appreciation (depreciation)	1,895,957	20,939,387	18,210,319
NET REALIZED AND UNREALIZED GAIN (LOSS)	951,836	26,719,291	15,345,377
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$1,464,029	$34,865,484	$19,357,429
See Notes to Financial Statements

First Trust Brazil AlphaDEX® Fund (FBZ)	First Trust China AlphaDEX® Fund (FCA)	First Trust Japan AlphaDEX® Fund (FJP)	First Trust Developed Markets ex-US AlphaDEX® Fund (FDT)	First Trust Emerging Markets AlphaDEX® Fund (FEM)	First Trust Germany AlphaDEX® Fund (FGM)

$457,514	$567,596	$4,841,912	$19,455,447	$29,525,241	$572,489
—	1,148	8,066	207,943	49,279	47
(24,494)	(33,010)	(487,143)	(2,025,877)	(3,722,015)	(80,197)
433,020	535,734	4,362,835	17,637,513	25,852,505	492,339

60,984	70,072	1,158,326	3,660,455	3,336,814	143,257
60,984	70,072	1,158,326	3,660,455	3,336,814	143,257
372,036	465,662	3,204,509	13,977,058	22,515,691	349,082

(1,502,539)	(2,184,965)	(3,235,713)	(124,666)	(13,204,866)	(1,498,701)
482	(87,888)	10,895,918	11,545,352	3,653,557	271,411
(448,534)	286	(107,813)	(775,295)	(689,031)	(3,369)
—	—	—	—	(5,458)	—
(1,950,591)	(2,272,567)	7,552,392	10,645,391	(10,245,798)	(1,230,659)

2,170,616	771,333	16,482,574	31,565,576	29,976,344	2,607,961
3,955	18	4,449	82,318	31,689	1,555
—	—	—	—	(480,609)	—
2,174,571	771,351	16,487,023	31,647,894	29,527,424	2,609,516
223,980	(1,501,216)	24,039,415	42,293,285	19,281,626	1,378,857
$596,016	$(1,035,554)	$27,243,924	$56,270,343	$41,797,317	$1,727,939
See Notes to Financial Statements

First Trust Exchange-Traded AlphaDEX® Fund II
Statements of Operations (Continued)
For the Year Ended December 31, 2023

	First Trust United Kingdom AlphaDEX® Fund (FKU)	First Trust India NIFTY 50 Equal Weight ETF (NFTY)	First Trust Switzerland AlphaDEX® Fund (FSZ)
INVESTMENT INCOME:
Dividends	$894,538	$1,937,851	$3,628,049
Securities lending income (net of fees)	—	—	—
Foreign withholding tax	(8,901)	(432,618)	(446,291)
Total investment income	885,637	1,505,233	3,181,758

EXPENSES:
Investment advisory fees	182,443	815,175	849,138
Total expenses	182,443	815,175	849,138
NET INVESTMENT INCOME (LOSS)	703,194	690,058	2,332,620

NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	(2,424,779)	556,662	1,715,969
In-kind redemptions	(457,068)	—	5,723,948
Foreign currency transactions	1,192	(121,895)	10,571
Foreign capital gains tax	—	(1,108,644)	—
Net realized gain (loss)	(2,880,655)	(673,877)	7,450,488
Net change in unrealized appreciation (depreciation) on:
Investments	6,482,173	27,219,160	8,191,493
Foreign currency translation	1,828	5,564	81,511
Deferred foreign capital gains tax	—	(3,074,276)	—
Net change in unrealized appreciation (depreciation)	6,484,001	24,150,448	8,273,004
NET REALIZED AND UNREALIZED GAIN (LOSS)	3,603,346	23,476,571	15,723,492
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$4,306,540	$24,166,629	$18,056,112
See Notes to Financial Statements

First Trust Developed Markets ex-US Small Cap AlphaDEX® Fund (FDTS)	First Trust Emerging Markets Small Cap AlphaDEX® Fund (FEMS)	First Trust Eurozone AlphaDEX® ETF (FEUZ)

$339,021	$17,523,186	$745,872
3,009	192,861	1,231
(45,500)	(1,750,962)	(111,998)
296,530	15,965,085	635,105

62,514	2,368,643	139,628
62,514	2,368,643	139,628
234,016	13,596,442	495,477

246,272	(8,355,670)	(565,849)
—	1,910,663	—
(20,698)	(518,520)	(2,438)
—	—	—
225,574	(6,963,527)	(568,287)

369,112	2,781,563	2,593,744
1,321	1,015	6,519
—	—	—
370,433	2,782,578	2,600,263
596,007	(4,180,949)	2,031,976
$830,023	$9,415,493	$2,527,453
See Notes to Financial Statements

First Trust Exchange-Traded AlphaDEX® Fund II
Statements of Changes in Net Assets

	First Trust Asia Pacific ex-Japan AlphaDEX® Fund (FPA)		First Trust Europe AlphaDEX® Fund (FEP)
	Year Ended 12/31/2023	Year Ended 12/31/2022	Year Ended 12/31/2023	Year Ended 12/31/2022
OPERATIONS:
Net investment income (loss)	$512,193	$503,848	$8,146,193	$11,969,737
Net realized gain (loss)	(944,121)	(1,722,518)	5,779,904	(90,598,329)
Net change in unrealized appreciation (depreciation)	1,895,957	(1,334,039)	20,939,387	(50,473,018)
Net increase (decrease) in net assets resulting from operations	1,464,029	(2,552,709)	34,865,484	(129,101,610)

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Investment operations	(516,113)	(523,132)	(8,532,327)	(9,500,812)
Return of capital	(19,099)	—	—	—
Total distributions to shareholders	(535,212)	—	(8,532,327)	—

SHAREHOLDER TRANSACTIONS:
Proceeds from shares sold	5,403,480	—	26,660,142	12,410,312
Cost of shares redeemed	—	(10,670,530)	(83,848,195)	(193,550,082)
Net increase (decrease) in net assets resulting from shareholder transactions	5,403,480	(10,670,530)	(57,188,053)	(181,139,770)
Total increase (decrease) in net assets	6,332,297	(13,746,371)	(30,854,896)	(319,742,192)

NET ASSETS:
Beginning of period	11,511,174	25,257,545	254,166,509	573,908,701
End of period	$17,843,471	$11,511,174	$223,311,613	$254,166,509

CHANGES IN SHARES OUTSTANDING:
Shares outstanding, beginning of period	450,002	800,002	7,850,002	13,250,002
Shares sold	200,000	—	750,000	300,000
Shares redeemed	—	(350,000)	(2,450,000)	(5,700,000)
Shares outstanding, end of period	650,002	450,002	6,150,002	7,850,002
See Notes to Financial Statements

First Trust Latin America AlphaDEX® Fund (FLN)		First Trust Brazil AlphaDEX® Fund (FBZ)		First Trust China AlphaDEX® Fund (FCA)
Year Ended 12/31/2023	Year Ended 12/31/2022	Year Ended 12/31/2023	Year Ended 12/31/2022	Year Ended 12/31/2023	Year Ended 12/31/2022

$4,012,052	$3,039,282	$372,036	$1,319,273	$465,662	$448,571
(2,864,942)	(3,270,203)	(1,950,591)	(861,885)	(2,272,567)	(992,164)
18,210,319	(4,090,100)	2,174,571	(71,304)	771,351	(1,097,915)
19,357,429	(4,321,021)	596,016	386,084	(1,035,554)	(1,641,508)

(3,928,252)	(2,717,117)	(455,537)	(1,187,607)	(467,047)	(447,653)
—	—	(180,835)	—	—	—
(3,928,252)	—	(636,372)	—	(467,047)	—

22,316,724	77,412,376	—	62,254,979	2,252,346	—
(33,363,361)	(7,821,296)	(56,620,629)	(10,114,794)	(1,811,194)	—
(11,046,637)	69,591,080	(56,620,629)	52,140,185	441,152	—
4,382,540	62,552,942	(56,660,985)	51,338,662	(1,061,449)	(2,089,161)

70,358,408	7,805,466	63,377,280	12,038,618	7,559,909	9,649,070
$74,740,948	$70,358,408	$6,716,295	$63,377,280	$6,498,460	$7,559,909

4,200,002	450,002	6,000,002	1,050,002	350,002	350,002
1,200,000	4,200,000	—	5,750,000	100,000	—
(1,800,000)	(450,000)	(5,450,000)	(800,000)	(100,000)	—
3,600,002	4,200,002	550,002	6,000,002	350,002	350,002
See Notes to Financial Statements

First Trust Exchange-Traded AlphaDEX® Fund II
Statements of Changes in Net Assets (Continued)

	First Trust Japan AlphaDEX® Fund (FJP)		First Trust Developed Markets ex-US AlphaDEX® Fund (FDT)
	Year Ended 12/31/2023	Year Ended 12/31/2022	Year Ended 12/31/2023	Year Ended 12/31/2022
OPERATIONS:
Net investment income (loss)	$3,204,509	$1,011,631	$13,977,058	$12,704,090
Net realized gain (loss)	7,552,392	(4,878,535)	10,645,391	(86,361,103)
Net change in unrealized appreciation (depreciation)	16,487,023	(185,882)	31,647,894	(14,637,425)
Net increase (decrease) in net assets resulting from operations	27,243,924	(4,052,786)	56,270,343	(88,294,438)

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Investment operations	(5,835,068)	(908,402)	(20,076,546)	(8,989,980)
Return of capital	—	—	—	—
Total distributions to shareholders	(5,835,068)	—	(20,076,546)	—

SHAREHOLDER TRANSACTIONS:
Proceeds from shares sold	165,432,676	61,526,977	59,204,850	113,556,642
Cost of shares redeemed	(85,072,016)	(5,698,439)	(105,093,394)	(11,518,070)
Net increase (decrease) in net assets resulting from shareholder transactions	80,360,660	55,828,538	(45,888,544)	102,038,572
Total increase (decrease) in net assets	101,769,516	50,867,350	(9,694,747)	4,754,154

NET ASSETS:
Beginning of period	85,768,367	34,901,017	419,333,413	414,579,259
End of period	$187,537,883	$85,768,367	$409,638,666	$419,333,413

CHANGES IN SHARES OUTSTANDING:
Shares outstanding, beginning of period	2,000,002	700,002	8,686,412	6,836,412
Shares sold	3,450,000	1,450,000	1,150,000	2,100,000
Shares redeemed	(1,750,000)	(150,000)	(2,050,000)	(250,000)
Shares outstanding, end of period	3,700,002	2,000,002	7,786,412	8,686,412
See Notes to Financial Statements

First Trust Emerging Markets AlphaDEX® Fund (FEM)		First Trust Germany AlphaDEX® Fund (FGM)		First Trust United Kingdom AlphaDEX® Fund (FKU)
Year Ended 12/31/2023	Year Ended 12/31/2022	Year Ended 12/31/2023	Year Ended 12/31/2022	Year Ended 12/31/2023	Year Ended 12/31/2022

$22,515,691	$21,360,077	$349,082	$740,454	$703,194	$2,727,599
(10,245,798)	(49,860,300)	(1,230,659)	(12,573,959)	(2,880,655)	(17,360,914)
29,527,424	(32,760,172)	2,609,516	(7,953,325)	6,484,001	(10,729,628)
41,797,317	(61,260,395)	1,727,939	(19,786,830)	4,306,540	(25,362,943)

(21,978,577)	(20,583,503)	(543,057)	(1,006,869)	(862,727)	(2,909,539)
—	—	—	—	—	—
(21,978,577)	—	(543,057)	—	(862,727)	—

74,069,271	59,772,868	5,946,386	2,232,300	1,761,195	8,421,726
(49,710,908)	(42,466,046)	(5,750,427)	(66,792,218)	(16,720,627)	(47,363,817)
24,358,363	17,306,822	195,959	(64,559,918)	(14,959,432)	(38,942,091)
44,177,103	(64,537,076)	1,380,841	(85,353,617)	(11,515,619)	(67,214,573)

372,377,858	436,914,934	14,143,582	99,497,199	31,728,229	98,942,802
$416,554,961	$372,377,858	$15,524,423	$14,143,582	$20,212,610	$31,728,229

17,650,002	16,650,002	400,002	1,850,002	1,000,002	2,250,002
3,450,000	2,850,000	150,000	50,000	50,000	250,000
(2,350,000)	(1,850,000)	(150,000)	(1,500,000)	(500,000)	(1,500,000)
18,750,002	17,650,002	400,002	400,002	550,002	1,000,002
See Notes to Financial Statements

First Trust Exchange-Traded AlphaDEX® Fund II
Statements of Changes in Net Assets (Continued)

	First Trust India NIFTY 50 Equal Weight ETF (NFTY)		First Trust Switzerland AlphaDEX® Fund (FSZ)
	Year Ended 12/31/2023	Year Ended 12/31/2022	Year Ended 12/31/2023	Year Ended 12/31/2022
OPERATIONS:
Net investment income (loss)	$690,058	$362,174	$2,332,620	$1,499,335
Net realized gain (loss)	(673,877)	1,257,829	7,450,488	(3,306,199)
Net change in unrealized appreciation (depreciation)	24,150,448	(4,579,433)	8,273,004	(18,722,923)
Net increase (decrease) in net assets resulting from operations	24,166,629	(2,959,430)	18,056,112	(20,529,787)

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Investment operations	(157,225)	(3,582,360)	(2,860,673)	(1,456,984)
Return of capital	—	—	—	—
Total distributions to shareholders	(157,225)	—	(2,860,673)	—

SHAREHOLDER TRANSACTIONS:
Proceeds from shares sold	47,463,718	34,032,699	18,552,573	62,419,231
Cost of shares redeemed	(23,794,172)	(16,195,436)	(47,266,218)	(42,415,993)
Net increase (decrease) in net assets resulting from shareholder transactions	23,669,546	17,837,263	(28,713,645)	20,003,238
Total increase (decrease) in net assets	47,678,950	11,295,473	(13,518,206)	(1,983,533)

NET ASSETS:
Beginning of period	73,998,803	62,703,330	97,959,293	99,942,826
End of period	$121,677,753	$73,998,803	$84,441,087	$97,959,293

CHANGES IN SHARES OUTSTANDING:
Shares outstanding, beginning of period	1,700,002	1,300,002	1,800,002	1,400,002
Shares sold	1,050,000	750,000	300,000	1,200,000
Shares redeemed	(500,000)	(350,000)	(800,000)	(800,000)
Shares outstanding, end of period	2,250,002	1,700,002	1,300,002	1,800,002
See Notes to Financial Statements

First Trust Developed Markets ex-US Small Cap AlphaDEX® Fund (FDTS)		First Trust Emerging Markets Small Cap AlphaDEX® Fund (FEMS)		First Trust Eurozone AlphaDEX® ETF (FEUZ)
Year Ended 12/31/2023	Year Ended 12/31/2022	Year Ended 12/31/2023	Year Ended 12/31/2022	Year Ended 12/31/2023	Year Ended 12/31/2022

$234,016	$275,172	$13,596,442	$5,909,596	$495,477	$715,384
225,574	(2,030,407)	(6,963,527)	(14,285,822)	(568,287)	(12,106,176)
370,433	(192,453)	2,782,578	9,215,465	2,600,263	(863,910)
830,023	(1,947,688)	9,415,493	839,239	2,527,453	(12,254,702)

(234,822)	(304,718)	(15,107,384)	(5,878,163)	(540,138)	(761,407)
—	—	—	—	—	—
(234,822)	—	(15,107,384)	—	(540,138)	—

—	—	197,427,124	43,083,272	—	—
—	(4,029,334)	(32,147,112)	(14,321,514)	—	(51,899,978)
—	(4,029,334)	165,280,012	28,761,758	—	(51,899,978)
595,201	(6,281,740)	159,588,121	23,722,834	1,987,315	(64,916,087)

7,535,063	13,816,803	166,752,900	143,030,066	16,219,266	81,135,353
$8,130,264	$7,535,063	$326,341,021	$166,752,900	$18,206,581	$16,219,266

200,002	300,002	4,300,002	3,550,002	450,002	1,750,002
—	—	5,150,000	1,150,000	—	—
—	(100,000)	(900,000)	(400,000)	—	(1,300,000)
200,002	200,002	8,550,002	4,300,002	450,002	450,002
See Notes to Financial Statements

First Trust Exchange-Traded AlphaDEX® Fund II
Financial Highlights
For a share outstanding throughout each period
First Trust Asia Pacific ex-Japan AlphaDEX® Fund (FPA)

	Year Ended December 31,
	2023	2022	2021	2020	2019
Net asset value, beginning of period	$25.58	$31.57	$32.25	$28.57	$27.65
Income from investment operations:
Net investment income (loss)	0.82 (a)	0.97	1.28	0.58	0.63
Net realized and unrealized gain (loss)	1.87	(5.88)	(0.37)	3.61	1.40
Total from investment operations	2.69	(4.91)	0.91	4.19	2.03
Distributions paid to shareholders from:
Net investment income	(0.79)	(1.08)	(1.59)	(0.51)	(1.09)
Return of capital	(0.03)	—	—	—	(0.02)
Total distributions	(0.82)	(1.08)	(1.59)	(0.51)	(1.11)
Net asset value, end of period	$27.45	$25.58	$31.57	$32.25	$28.57
Total return (b)	10.67%	(15.62)%	2.75%	14.89%	7.35%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$17,843	$11,511	$25,258	$17,736	$19,997
Ratio of total expenses to average net assets	0.80%	0.80%	0.80%	0.80%	0.80%
Ratio of net investment income (loss) to average net assets	3.12%	3.63%	4.03%	2.33%	2.64%
Portfolio turnover rate (c)	90%	82%	102%	103%	101%

(a)	Based on average shares outstanding.
(b)
Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.

(c)
Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.

See Notes to Financial Statements

First Trust Exchange-Traded AlphaDEX® Fund II
Financial Highlights (Continued)
For a share outstanding throughout each period
First Trust Europe AlphaDEX® Fund (FEP)

	Year Ended December 31,
	2023	2022	2021	2020	2019
Net asset value, beginning of period	$32.38	$43.31	$38.50	$37.64	$31.11
Income from investment operations:
Net investment income (loss)	1.10 (a)	0.93	1.05	0.42	0.87
Net realized and unrealized gain (loss)	4.02	(10.90)	5.26	1.32	6.65
Total from investment operations	5.12	(9.97)	6.31	1.74	7.52
Distributions paid to shareholders from:
Net investment income	(1.19)	(0.96)	(1.50)	(0.88)	(0.99)
Net asset value, end of period	$36.31	$32.38	$43.31	$38.50	$37.64
Total return (b)	16.01%	(22.87)%	16.53%	4.95%	24.38%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$223,312	$254,167	$573,909	$442,765	$511,890
Ratio of total expenses to average net assets	0.80%	0.80%	0.80%	0.80%	0.80%
Ratio of net investment income (loss) to average net assets	3.20%	3.23%	2.33%	1.32%	2.49%
Portfolio turnover rate (c)	101%	88%	105%	109%	102%

(a)	Based on average shares outstanding.
(b)
Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.

(c)
Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.

See Notes to Financial Statements

First Trust Exchange-Traded AlphaDEX® Fund II
Financial Highlights (Continued)
For a share outstanding throughout each period
First Trust Latin America AlphaDEX® Fund (FLN)

	Year Ended December 31,
	2023	2022	2021	2020	2019
Net asset value, beginning of period	$16.75	$17.35	$19.43	$22.67	$18.33
Income from investment operations:
Net investment income (loss)	0.92 (a)	0.98	0.89	0.52	0.48
Net realized and unrealized gain (loss)	3.96	(0.65)	(2.16)	(3.44)	4.29
Total from investment operations	4.88	0.33	(1.27)	(2.92)	4.77
Distributions paid to shareholders from:
Net investment income	(0.87)	(0.93)	(0.81)	(0.20)	(0.43)
Return of capital	—	—	—	(0.12)	—
Total distributions	(0.87)	(0.93)	(0.81)	(0.32)	(0.43)
Net asset value, end of period	$20.76	$16.75	$17.35	$19.43	$22.67
Total return (b)	29.64%	2.17%	(6.66)%	(12.32)%	26.26%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$74,741	$70,358	$7,805	$13,599	$131,463
Ratio of total expenses to average net assets	0.80%	0.80%	0.80%	0.80%	0.80%
Ratio of net investment income (loss) to average net assets	5.00%	7.82%	4.28%	0.81%	2.02%
Portfolio turnover rate (c)	99%	104%	91%	34%	165%

(a)	Based on average shares outstanding.
(b)
Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.

(c)
Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.

See Notes to Financial Statements

First Trust Exchange-Traded AlphaDEX® Fund II
Financial Highlights (Continued)
For a share outstanding throughout each period
First Trust Brazil AlphaDEX® Fund (FBZ)

	Year Ended December 31,
	2023	2022	2021	2020	2019
Net asset value, beginning of period	$10.56	$11.47	$13.39	$17.24	$13.38
Income from investment operations:
Net investment income (loss)	0.52 (a)	0.95	0.94	0.09	0.35
Net realized and unrealized gain (loss)	2.18	(0.82)	(2.08)	(3.60)	5.08
Total from investment operations	2.70	0.13	(1.14)	(3.51)	5.43
Distributions paid to shareholders from:
Net investment income	(0.75)	(1.04)	(0.78)	(0.28)	(1.57)
Return of capital	(0.30)	—	—	(0.06)	—
Total distributions	(1.05)	(1.04)	(0.78)	(0.34)	(1.57)
Net asset value, end of period	$12.21	$10.56	$11.47	$13.39	$17.24
Total return (b)	27.92%	1.45%	(9.00)%	(19.48)%	41.06%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$6,716	$63,377	$12,039	$9,373	$116,374
Ratio of total expenses to average net assets	0.80%	0.80%	0.80%	0.80%	0.80%
Ratio of net investment income (loss) to average net assets	4.88%	8.88%	7.36%	0.72%	2.15%
Portfolio turnover rate (c)	55%	95%	225%	154%	90%

(a)	Based on average shares outstanding.
(b)
Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.

(c)
Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.

See Notes to Financial Statements

First Trust Exchange-Traded AlphaDEX® Fund II
Financial Highlights (Continued)
For a share outstanding throughout each period
First Trust China AlphaDEX® Fund (FCA)

	Year Ended December 31,
	2023	2022	2021	2020	2019
Net asset value, beginning of period	$21.60	$27.57	$29.16	$26.87	$23.81
Income from investment operations:
Net investment income (loss)	1.10 (a)	1.28	1.22	1.22	1.03
Net realized and unrealized gain (loss)	(3.07)	(5.97)	(1.47)	2.26	3.03
Total from investment operations	(1.97)	(4.69)	(0.25)	3.48	4.06
Distributions paid to shareholders from:
Net investment income	(1.06)	(1.28)	(1.34)	(1.19)	(1.00)
Net asset value, end of period	$18.57	$21.60	$27.57	$29.16	$26.87
Total return (b)	(9.32)%	(17.10)%	(1.18)%	13.58%	17.34%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$6,498	$7,560	$9,649	$13,121	$9,403
Ratio of total expenses to average net assets	0.80%	0.80%	0.80%	0.80%	0.80%
Ratio of net investment income (loss) to average net assets	5.32%	5.19%	3.66%	5.16%	4.21%
Portfolio turnover rate (c)	113%	117%	166%	83%	111%

(a)	Based on average shares outstanding.
(b)
Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.

(c)
Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.

See Notes to Financial Statements

First Trust Exchange-Traded AlphaDEX® Fund II
Financial Highlights (Continued)
For a share outstanding throughout each period
First Trust Japan AlphaDEX® Fund (FJP)

	Year Ended December 31,
	2023	2022	2021	2020	2019
Net asset value, beginning of period	$42.88	$49.86	$51.42	$51.10	$48.55
Income from investment operations:
Net investment income (loss)	1.06 (a)	1.19	0.81	0.49	1.12
Net realized and unrealized gain (loss)	8.51	(7.23)	(1.16)	0.34	2.84
Total from investment operations	9.57	(6.04)	(0.35)	0.83	3.96
Distributions paid to shareholders from:
Net investment income	(1.76)	(0.94)	(1.21)	(0.51)	(1.41)
Net asset value, end of period	$50.69	$42.88	$49.86	$51.42	$51.10
Total return (b)	22.42%	(12.04)%	(0.69)%	1.71%	8.27%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$187,538	$85,768	$34,901	$41,136	$76,647
Ratio of total expenses to average net assets	0.80%	0.80%	0.80%	0.80%	0.80%
Ratio of net investment income (loss) to average net assets	2.21%	2.92%	1.53%	1.13%	1.90%
Portfolio turnover rate (c)	61%	79%	126%	136%	127%

(a)	Based on average shares outstanding.
(b)
Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.

(c)
Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.

See Notes to Financial Statements

First Trust Exchange-Traded AlphaDEX® Fund II
Financial Highlights (Continued)
For a share outstanding throughout each period
First Trust Developed Markets ex-US AlphaDEX® Fund (FDT)

	Year Ended December 31,
	2023	2022	2021	2020	2019
Net asset value, beginning of period	$48.27	$60.64	$56.88	$55.79	$49.24
Income from investment operations:
Net investment income (loss)	1.56 (a)	1.67	1.52	0.68	1.19
Net realized and unrealized gain (loss)	5.07	(12.95)	4.55	1.78	6.91
Total from investment operations	6.63	(11.28)	6.07	2.46	8.10
Distributions paid to shareholders from:
Net investment income	(2.29)	(1.09)	(2.31)	(1.37)	(1.55)
Net asset value, end of period	$52.61	$48.27	$60.64	$56.88	$55.79
Total return (b)	13.89%	(18.57)%	10.70%	4.61%	16.56%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$409,639	$419,333	$414,579	$360,418	$691,886
Ratio of total expenses to average net assets	0.80%	0.80%	0.80%	0.80%	0.80%
Ratio of net investment income (loss) to average net assets	3.05%	3.09%	2.42%	1.39%	2.13%
Portfolio turnover rate (c)	109%	95%	111%	117%	107%

(a)	Based on average shares outstanding.
(b)
Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.

(c)
Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.

See Notes to Financial Statements

First Trust Exchange-Traded AlphaDEX® Fund II
Financial Highlights (Continued)
For a share outstanding throughout each period
First Trust Emerging Markets AlphaDEX® Fund (FEM)

	Year Ended December 31,
	2023	2022	2021	2020	2019
Net asset value, beginning of period	$21.10	$26.24	$25.31	$26.36	$22.80
Income from investment operations:
Net investment income (loss)	1.15 (a)	1.34	1.11	0.63	0.88
Net realized and unrealized gain (loss)	1.07	(5.19)	0.90	(1.00)	3.56
Total from investment operations	2.22	(3.85)	2.01	(0.37)	4.44
Distributions paid to shareholders from:
Net investment income	(1.10)	(1.29)	(1.08)	(0.68)	(0.88)
Net asset value, end of period	$22.22	$21.10	$26.24	$25.31	$26.36
Total return (b)	10.87%	(14.33)%	7.90%	(0.92)%	19.81%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$416,555	$372,378	$436,915	$441,711	$644,615
Ratio of total expenses to average net assets	0.80%	0.80%	0.80%	0.80%	0.80%
Ratio of net investment income (loss) to average net assets	5.40%	5.90%	4.03%	2.53%	3.61%
Portfolio turnover rate (c)	105%	106%	119%	111%	122%

(a)	Based on average shares outstanding.
(b)
Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.

(c)
Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.

See Notes to Financial Statements

First Trust Exchange-Traded AlphaDEX® Fund II
Financial Highlights (Continued)
For a share outstanding throughout each period
First Trust Germany AlphaDEX® Fund (FGM)

	Year Ended December 31,
	2023	2022	2021	2020	2019
Net asset value, beginning of period	$35.36	$53.78	$51.56	$44.39	$37.57
Income from investment operations:
Net investment income (loss)	0.74 (a)	1.77	0.91	0.68	1.02
Net realized and unrealized gain (loss)	3.81	(18.27)	2.08	7.17	6.82
Total from investment operations	4.55	(16.50)	2.99	7.85	7.84
Distributions paid to shareholders from:
Net investment income	(1.10)	(1.92)	(0.77)	(0.68)	(1.02)
Net asset value, end of period	$38.81	$35.36	$53.78	$51.56	$44.39
Total return (b)	12.88%	(30.39)%	5.74%	17.90%	21.06%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$15,524	$14,144	$99,497	$95,381	$144,261
Ratio of total expenses to average net assets	0.80%	0.80%	0.80%	0.80%	0.80%
Ratio of net investment income (loss) to average net assets	1.95%	2.23%	1.67%	1.40%	2.48%
Portfolio turnover rate (c)	82%	152%	80%	106%	99%

(a)	Based on average shares outstanding.
(b)
Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.

(c)
Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.

See Notes to Financial Statements

First Trust Exchange-Traded AlphaDEX® Fund II
Financial Highlights (Continued)
For a share outstanding throughout each period
First Trust United Kingdom AlphaDEX® Fund (FKU)

	Year Ended December 31,
	2023	2022	2021	2020	2019
Net asset value, beginning of period	$31.73	$43.97	$38.06	$40.99	$32.11
Income from investment operations:
Net investment income (loss)	1.05 (a)	1.54	1.29	0.58	1.34
Net realized and unrealized gain (loss)	5.37	(12.02)	5.93	(2.95)	8.91
Total from investment operations	6.42	(10.48)	7.22	(2.37)	10.25
Distributions paid to shareholders from:
Net investment income	(1.40)	(1.76)	(1.31)	(0.56)	(1.37)
Net asset value, end of period	$36.75	$31.73	$43.97	$38.06	$40.99
Total return (b)	20.59%	(23.52)%	19.10%	(5.25)%	32.36%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$20,213	$31,728	$98,943	$19,030	$18,444
Ratio of total expenses to average net assets	0.80%	0.80%	0.80%	0.80%	0.80%
Ratio of net investment income (loss) to average net assets	3.08%	4.29%	3.34%	1.72%	3.58%
Portfolio turnover rate (c)	77%	98%	45%	109%	73%

(a)	Based on average shares outstanding.
(b)
Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.

(c)
Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.

See Notes to Financial Statements

First Trust Exchange-Traded AlphaDEX® Fund II
Financial Highlights (Continued)
For a share outstanding throughout each period
First Trust India NIFTY 50 Equal Weight ETF (NFTY)

	Year Ended December 31,
	2023	2022	2021	2020	2019
Net asset value, beginning of period	$43.53	$48.23	$38.83	$35.26	$35.35
Income from investment operations:
Net investment income (loss)	0.31 (a)	0.22	0.48	0.30	0.26
Net realized and unrealized gain (loss)	10.31	(2.35)	9.65	3.50	(0.01)
Total from investment operations	10.62	(2.13)	10.13	3.80	0.25
Distributions paid to shareholders from:
Net investment income	—	(0.05)	(0.73)	(0.23)	(0.27)
Net realized gain	(0.07)	(2.52)	—	—	—
Return of capital	—	—	—	—	(0.07)
Total distributions	(0.07)	(2.57)	(0.73)	(0.23)	(0.34)
Net asset value, end of period	$54.08	$43.53	$48.23	$38.83	$35.26
Total return (b)	24.44%	(4.45)%	26.15%	10.66%	0.71%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$121,678	$73,999	$62,703	$3,883	$3,526
Ratio of total expenses to average net assets	0.80%	0.80%	0.80%	0.80%	0.80%
Ratio of net investment income (loss) to average net assets	0.68%	0.68%	0.95%	0.98%	0.74%
Portfolio turnover rate (c)	43%	56%	57%	38%	24%

(a)	Based on average shares outstanding.
(b)
Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.

(c)
Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.

See Notes to Financial Statements

First Trust Exchange-Traded AlphaDEX® Fund II
Financial Highlights (Continued)
For a share outstanding throughout each period
First Trust Switzerland AlphaDEX® Fund (FSZ)

	Year Ended December 31,
	2023	2022	2021	2020	2019
Net asset value, beginning of period	$54.42	$71.39	$60.85	$54.11	$43.89
Income from investment operations:
Net investment income (loss)	1.32 (a)	1.98	0.78	0.88	1.07
Net realized and unrealized gain (loss)	10.58	(17.03)	10.92	6.78	10.24
Total from investment operations	11.90	(15.05)	11.70	7.66	11.31
Distributions paid to shareholders from:
Net investment income	(1.37)	(1.92)	(1.16)	(0.92)	(1.09)
Net asset value, end of period	$64.95	$54.42	$71.39	$60.85	$54.11
Total return (b)	22.07%	(20.88)%	19.34%	14.50%	25.91%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$84,441	$97,959	$99,943	$97,354	$148,811
Ratio of total expenses to average net assets	0.80%	0.80%	0.80%	0.80%	0.80%
Ratio of net investment income (loss) to average net assets	2.20%	2.30%	1.25%	1.59%	2.24%
Portfolio turnover rate (c)	68%	64%	66%	86%	77%

(a)	Based on average shares outstanding.
(b)
Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.

(c)
Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.

See Notes to Financial Statements

First Trust Exchange-Traded AlphaDEX® Fund II
Financial Highlights (Continued)
For a share outstanding throughout each period
First Trust Developed Markets ex-US Small Cap AlphaDEX® Fund (FDTS)

	Year Ended December 31,
	2023	2022	2021	2020	2019
Net asset value, beginning of period	$37.67	$46.06	$42.72	$39.03	$33.54
Income from investment operations:
Net investment income (loss)	1.17 (a)	1.09	0.74	0.46	0.61
Net realized and unrealized gain (loss)	2.98	(8.09)	3.99	4.09	5.77
Total from investment operations	4.15	(7.00)	4.73	4.55	6.38
Distributions paid to shareholders from:
Net investment income	(1.17)	(1.39)	(1.39)	(0.86)	(0.89)
Net asset value, end of period	$40.65	$37.67	$46.06	$42.72	$39.03
Total return (b)	11.13%	(15.00)%	11.09%	12.18%	19.13%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$8,130	$7,535	$13,817	$8,544	$9,758
Ratio of total expenses to average net assets	0.80%	0.80%	0.80%	0.80%	0.80%
Ratio of net investment income (loss) to average net assets	2.99%	2.88%	1.46%	1.35%	1.66%
Portfolio turnover rate (c)	124%	109%	116%	127%	119%

(a)	Based on average shares outstanding.
(b)
Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.

(c)
Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.

See Notes to Financial Statements

First Trust Exchange-Traded AlphaDEX® Fund II
Financial Highlights (Continued)
For a share outstanding throughout each period
First Trust Emerging Markets Small Cap AlphaDEX® Fund (FEMS)

	Year Ended December 31,
	2023	2022	2021	2020	2019
Net asset value, beginning of period	$38.78	$40.29	$41.24	$39.28	$32.44
Income from investment operations:
Net investment income (loss)	1.72 (a)	1.86	1.57	0.74	1.11
Net realized and unrealized gain (loss)	(0.54)	(1.60)	(0.01)	2.41	7.46
Total from investment operations	1.18	0.26	1.56	3.15	8.57
Distributions paid to shareholders from:
Net investment income	(1.79)	(1.77)	(2.51)	(1.19)	(1.73)
Net asset value, end of period	$38.17	$38.78	$40.29	$41.24	$39.28
Total return (b)	3.21%	1.36%	3.68%	8.73%	26.90%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$326,341	$166,753	$143,030	$152,581	$163,004
Ratio of total expenses to average net assets	0.80%	0.80%	0.80%	0.80%	0.80%
Ratio of net investment income (loss) to average net assets	4.59%	4.60%	3.65%	2.38%	2.88%
Portfolio turnover rate (c)	124%	117%	127%	123%	127%

(a)	Based on average shares outstanding.
(b)
Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.

(c)
Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.

See Notes to Financial Statements

First Trust Exchange-Traded AlphaDEX® Fund II
Financial Highlights (Continued)
For a share outstanding throughout each period
First Trust Eurozone AlphaDEX® ETF (FEUZ)

	Year Ended December 31,
	2023	2022	2021	2020	2019
Net asset value, beginning of period	$36.04	$46.36	$42.10	$40.88	$34.43
Income from investment operations:
Net investment income (loss)	1.10 (a)	0.85	1.10	0.50	0.73
Net realized and unrealized gain (loss)	4.52	(10.05)	4.32	1.34	6.51
Total from investment operations	5.62	(9.20)	5.42	1.84	7.24
Distributions paid to shareholders from:
Net investment income	(1.20)	(1.12)	(1.16)	(0.62)	(0.79)
Net asset value, end of period	$40.46	$36.04	$46.36	$42.10	$40.88
Total return (b)	15.71%	(19.65)%	12.90%	4.69%	21.15%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$18,207	$16,219	$81,135	$27,363	$53,145
Ratio of total expenses to average net assets	0.80%	0.80%	0.80%	0.80%	0.80%
Ratio of net investment income (loss) to average net assets	2.84%	2.09%	2.27%	1.26%	1.96%
Portfolio turnover rate (c)	90%	56%	59%	93%	87%

(a)	Based on average shares outstanding.
(b)
Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.

(c)
Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.

See Notes to Financial Statements

Notes to Financial Statements
First Trust Exchange-Traded AlphaDEX® Fund II
December 31, 2023
1. Organization
First Trust Exchange-Traded AlphaDEX® Fund II (the “Trust”) is an open-end management investment company organized as a Massachusetts business trust on December 3, 2010, and is registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended (the “1940 Act”).
The Trust currently consists of the following fifteen exchange-traded funds (each a “Fund” and collectively, the “Funds”). The shares of each Fund are listed and traded on Nasdaq, Inc. (“Nasdaq”).

First Trust Asia Pacific ex-Japan AlphaDEX® Fund – (ticker “FPA”)
First Trust Europe AlphaDEX® Fund – (ticker “FEP”)
First Trust Latin America AlphaDEX® Fund – (ticker “FLN”)
First Trust Brazil AlphaDEX® Fund – (ticker “FBZ”)
First Trust China AlphaDEX® Fund – (ticker “FCA”)
First Trust Japan AlphaDEX® Fund – (ticker “FJP”)
First Trust Developed Markets ex-US AlphaDEX® Fund – (ticker “FDT”)
First Trust Emerging Markets AlphaDEX® Fund – (ticker “FEM”)
First Trust Germany AlphaDEX® Fund – (ticker “FGM”)
First Trust United Kingdom AlphaDEX® Fund – (ticker “FKU”)
First Trust India NIFTY 50 Equal Weight ETF – (ticker “NFTY”)
First Trust Switzerland AlphaDEX® Fund – (ticker “FSZ”)
First Trust Developed Markets ex-US Small Cap AlphaDEX® Fund – (ticker “FDTS”)
First Trust Emerging Markets Small Cap AlphaDEX® Fund – (ticker “FEMS”)
First Trust Eurozone AlphaDEX® ETF – (ticker “FEUZ”)
Each Fund represents a separate series of shares of beneficial interest in the Trust. Unlike conventional mutual funds, each Fund issues and redeems shares on a continuous basis at net asset value (“NAV”), only in large blocks of shares known as “Creation Units.” The investment objective of each Fund is to seek investment results that correspond generally to the price and yield (before the Fund’s fees and expenses) of the following indices:

Fund	Index
First Trust Asia Pacific ex-Japan AlphaDEX® Fund	Nasdaq AlphaDEX® Asia Pacific Ex-Japan Index
First Trust Europe AlphaDEX® Fund	Nasdaq AlphaDEX® Europe Index
First Trust Latin America AlphaDEX® Fund	Nasdaq AlphaDEX® Latin America Index
First Trust Brazil AlphaDEX® Fund	Nasdaq AlphaDEX® Brazil Index
First Trust China AlphaDEX® Fund	Nasdaq AlphaDEX® China Index
First Trust Japan AlphaDEX® Fund	Nasdaq AlphaDEX® Japan Index
First Trust Developed Markets ex-US AlphaDEX® Fund	Nasdaq AlphaDEX® Developed Markets Ex-US Index
First Trust Emerging Markets AlphaDEX® Fund	Nasdaq AlphaDEX® Emerging Markets Index
First Trust Germany AlphaDEX® Fund	Nasdaq AlphaDEX® Germany Index
First Trust United Kingdom AlphaDEX® Fund	Nasdaq AlphaDEX® United Kingdom Index
First Trust India NIFTY 50 Equal Weight ETF	NIFTY 50 Equal Weight Index
First Trust Switzerland AlphaDEX® Fund	Nasdaq AlphaDEX® Switzerland Index
First Trust Developed Markets ex-US Small Cap AlphaDEX® Fund	Nasdaq AlphaDEX® Developed Markets Ex-US Small Cap Index
First Trust Emerging Markets Small Cap AlphaDEX® Fund	Nasdaq AlphaDEX® Emerging Markets Small Cap Index
First Trust Eurozone AlphaDEX® ETF	Nasdaq AlphaDEX® Eurozone Index
2. Significant Accounting Policies
The Funds are each considered an investment company and follow accounting and reporting guidance under Financial Accounting Standards Board Accounting Standards Codification Topic 946, “Financial Services-Investment Companies.” The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of the financial statements. The preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Notes to Financial Statements (Continued)
First Trust Exchange-Traded AlphaDEX® Fund II
December 31, 2023
A. Portfolio Valuation
Each Fund’s NAV is determined daily as of the close of regular trading on the New York Stock Exchange (“NYSE”), normally 4:00 p.m. Eastern time, on each day the NYSE is open for trading. If the NYSE closes early on a valuation day, the NAV is determined as of that time. Foreign securities are priced using data reflecting the earlier closing of the principal markets for those securities. Each Fund’s NAV is calculated by dividing the value of all assets of each Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of shares outstanding.
Each Fund’s investments are valued daily at market value or, in the absence of market value with respect to any portfolio securities, at fair value. Market value prices represent readily available market quotations such as last sale or official closing prices from a national or foreign exchange (i.e., a regulated market) and are primarily obtained from third-party pricing services. Fair value prices represent any prices not considered market value prices and are either obtained from a third-party pricing service or are determined by the Pricing Committee of the Funds’ investment advisor, First Trust Advisors L.P. (“First Trust” or the “Advisor”), in accordance with valuation procedures approved by the Trust’s Board of Trustees, and in accordance with provisions of the 1940 Act and rules thereunder. Investments valued by the Advisor’s Pricing Committee, if any, are footnoted as such in the footnotes to the Portfolio of Investments. Each Fund’s investments are valued as follows:
Common stocks and other equity securities listed on any national or foreign exchange (excluding Nasdaq and the London Stock Exchange Alternative Investment Market (“AIM”)) are valued at the last sale price on the exchange on which they are principally traded or, for Nasdaq and AIM securities, the official closing price. Securities traded on more than one securities exchange are valued at the last sale price or official closing price, as applicable, at the close of the securities exchange representing the primary exchange for such securities.
Securities trading on foreign exchanges or over-the-counter markets that close prior to the NYSE close may be valued using a systematic fair valuation model provided by a third-party pricing service. If these foreign securities meet certain criteria in relation to the valuation model, their valuation is systematically adjusted to reflect the impact of movement in the U.S. market after the close of the foreign markets.
Equity securities traded in an over-the-counter market are valued at the close price or the last trade price.
Shares of open-end funds are valued based on NAV per share.
Overnight repurchase agreements are valued at amortized cost when it represents the most appropriate reflection of fair market value.
Certain securities may not be able to be priced by pre-established pricing methods. Such securities may be valued by the Advisor’s Pricing Committee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a third-party pricing service is unable to provide a market price; securities whose trading has been formally suspended; a security whose market or fair value price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of a Fund’s NAV or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the third-party pricing service, does not reflect the security’s fair value. As a general principle, the current fair value of a security would appear to be the amount which the owner might reasonably expect to receive for the security upon its current sale. When fair value prices are used, generally they will differ from market quotations or official closing prices on the applicable exchanges. A variety of factors may be considered in determining the fair value of such securities, including, but not limited to, the following:
 1)
the last sale price on the exchange on which they are principally traded or, for Nasdaq and AIM securities, the official closing price;
 2)
the type of security;
 3)
the size of the holding;
 4)
the initial cost of the security;
 5)
transactions in comparable securities;
 6)
price quotes from dealers and/or third-party pricing services;
 7)
relationships among various securities;
 8)
information obtained by contacting the issuer, analysts, or the appropriate stock exchange;
 9)
an analysis of the issuer’s financial statements;

Notes to Financial Statements (Continued)
First Trust Exchange-Traded AlphaDEX® Fund II
December 31, 2023
10)
the existence of merger proposals or tender offers that might affect the value of the security; and
11)
other relevant factors.
If the securities in question are foreign securities, the following additional information may be considered:
 1)
the last sale price on the exchange on which they are principally traded;
 2)
the value of similar foreign securities traded on other foreign markets;
 3)
ADR trading of similar securities;
 4)
closed-end fund or exchange-traded fund trading of similar securities;
 5)
foreign currency exchange activity;
 6)
the trading prices of financial products that are tied to baskets of foreign securities;
 7)
factors relating to the event that precipitated the pricing problem;
 8)
whether the event is likely to recur;
 9)
whether the effects of the event are isolated or whether they affect entire markets, countries or regions; and
10)
other relevant factors.
In addition, differences between the prices used to calculate a Fund’s NAV and the prices used by such Fund’s corresponding index could result in a difference between a Fund’s performance and the performance of its underlying index.
Because foreign markets may be open on different days than the days during which investors may transact in the shares of a Fund, the value of the Fund’s securities may change on the days when investors are not able to transact in the shares of the Fund. The value of the securities denominated in foreign currencies is converted into U.S. dollars using exchange rates determined daily as of the close of regular trading on the NYSE. Any use of a different rate from the rates used by a relevant index may adversely affect the Fund’s ability to track the index.
The Funds are subject to fair value accounting standards that define fair value, establish the framework for measuring fair value and provide a three-level hierarchy for fair valuation based upon the inputs to the valuation as of the measurement date. The three levels of the fair value hierarchy are as follows:
•  Level 1 – Level 1 inputs are quoted prices in active markets for identical investments. An active market is a market in which transactions for the investment occur with sufficient frequency and volume to provide pricing information on an ongoing basis.
•  Level 2 – Level 2 inputs are observable inputs, either directly or indirectly, and include the following:
o  Quoted prices for similar investments in active markets.
o  Quoted prices for identical or similar investments in markets that are non-active. A non-active market is a market where there are few transactions for the investment, the prices are not current, or price quotations vary substantially either over time or among market makers, or in which little information is released publicly.
o  Inputs other than quoted prices that are observable for the investment (for example, interest rates and yield curves observable at commonly quoted intervals, volatilities, prepayment speeds, loss severities, credit risks, and default rates).
o  Inputs that are derived principally from or corroborated by observable market data by correlation or other means.
•  Level 3 – Level 3 inputs are unobservable inputs. Unobservable inputs may reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the investment.
The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in those investments. A summary of the inputs used to value each Fund’s investments as of December 31, 2023, is included with each Fund’s Portfolio of Investments.
B. Securities Transactions and Investment Income
Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recorded as soon as the information becomes available after the ex-dividend date. Interest income, if any, is recorded on the accrual basis.
Withholding taxes and tax reclaims on foreign dividends have been provided for in accordance with each Fund’s understanding of the applicable country’s tax rules and rates.

Notes to Financial Statements (Continued)
First Trust Exchange-Traded AlphaDEX® Fund II
December 31, 2023
Distributions received from a Fund’s investments in real estate investment trusts (“REITs”) may be comprised of return of capital, capital gains, and income. The actual character of the amounts received during the year are not known until after the REITs’ fiscal year end. A Fund records the character of distributions received from the REITs during the year based on estimates available. The characterization of distributions received by a Fund may be subsequently revised based on information received from the REITs after their tax reporting periods conclude.
C. Offsetting on the Statements of Assets and Liabilities
Offsetting assets and liabilities requires entities to disclose both gross and net information about instruments and transactions eligible for offset on the Statements of Assets and Liabilities and disclose instruments and transactions subject to master netting or similar agreements. These disclosure requirements are intended to help investors and other financial statement users better assess the effect or potential effect of offsetting arrangements on a Fund’s financial position. The transactions subject to offsetting disclosures are derivative instruments, repurchase agreements and reverse repurchase agreements, and securities borrowing and securities lending transactions.
This disclosure, if applicable, is included within each Fund’s Portfolio of Investments under the heading “Offsetting Assets and Liabilities.” For financial reporting purposes, the Funds do not offset financial assets and financial liabilities that are subject to master netting arrangements (“MNAs”) or similar agreements on the Statements of Assets and Liabilities. MNAs provide the right, in the event of default (including bankruptcy and insolvency), for the non-defaulting counterparty to liquidate the collateral and calculate the net exposure to the defaulting party or request additional collateral.
D. Foreign Currency
The books and records of the Funds are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the exchange rates prevailing at the end of the period. Purchases and sales of investments and items of income and expense are translated on the respective dates of such transactions. Unrealized gains and losses on assets and liabilities, other than investments in securities, which result from changes in foreign currency exchange rates have been included in “Net change in unrealized appreciation (depreciation) on foreign currency translation” on the Statements of Operations. Unrealized gains and losses on investments in securities which result from changes in foreign exchange rates are included with fluctuations arising from changes in market price and are shown in “Net change in unrealized appreciation (depreciation) on investments” on the Statements of Operations. Net realized foreign currency gains and losses include the effect of changes in exchange rates between trade date and settlement date on investment security transactions, foreign currency transactions and interest and dividends received and are included in “Net realized gain (loss) on foreign currency transactions” on the Statements of Operations. The portion of foreign currency gains and losses related to fluctuations in exchange rates between the initial purchase settlement date and subsequent sale trade date is included in “Net realized gain (loss) on investments” on the Statements of Operations.
E. Securities Lending
The Funds may lend securities representing up to 33 1/3% of the value of their total assets to broker-dealers, banks and other institutions to generate additional income. When a Fund loans its portfolio securities, it will receive, at the inception of each loan, collateral equal to at least 102% (for domestic securities) or 105% (for international securities) of the market value of the loaned securities. The collateral amount is valued at the beginning of each business day and is compared to the market value of the loaned securities from the prior business day to determine if additional collateral is required. If additional collateral is required, a request is sent to the borrower. Securities lending involves the risk that the Fund may lose money because the borrower of the Fund’s loaned securities fails to return the securities in a timely manner or at all. The Fund could also lose money in the event of (i) a decline in the value of the collateral provided for the loaned securities, (ii) a decline in the value of any investments made with cash collateral or (iii) an increase in the value of the loaned securities if the borrower does not increase the collateral accordingly and the borrower fails to return the securities. These events could also trigger adverse tax consequences for the Funds.
Under the Funds’ Securities Lending Agency Agreement, the securities lending agent will generally bear the risk that a borrower may default on its obligation to return loaned securities. Prior to September 18, 2023, the Funds’ securities lending agent was Brown Brothers Harriman & Co. (“BBH”). Effective September 18, 2023, the Bank of New York Mellon (“BNYM”) acts as the Funds’ securities lending agent and is responsible for executing the lending of the portfolio securities to creditworthy borrowers. The Funds, however, will be responsible for the risks associated with the investment of cash collateral. A Fund may lose money on its investment of cash collateral, which may affect its ability to repay the collateral to the borrower without the use of other Fund assets. Each Fund that engages in securities lending receives compensation (net of any rebate and securities lending agent fees) for lending its securities. Compensation can be in the form of fees received from the securities lending agent or dividends or interest earned from the investment

Notes to Financial Statements (Continued)
First Trust Exchange-Traded AlphaDEX® Fund II
December 31, 2023
of cash collateral. The fees received from the securities lending agent are accrued daily. The dividend and interest earned on the securities loaned is accounted for in the same manner as other dividend and interest income. At December 31, 2023, FPA, FEP, FJP, FDT, FEM, FDTS, and FEMS had securities in the securities lending program. During the fiscal year ended December 31, 2023, FPA, FEP, FCA, FJP, FDT, FEM, FGM, FDTS, FEMS, and FEUZ participated in the securities lending program.
In the event of a default by a borrower with respect to any loan, BNYM will exercise any and all remedies provided under the applicable borrower agreement to make the Funds whole. These remedies include purchasing replacement securities by applying the collateral held from the defaulting broker against the purchase cost of the replacement securities. If, despite such efforts by BNYM to exercise these remedies, a Fund sustains losses as a result of a borrower’s default, BNYM will indemnify the Fund by purchasing replacement securities at its own expense, or paying the Fund an amount equal to the market value of the replacement securities, subject to certain limitations which are set forth in detail in the Securities Lending Agency Agreement between the Trust on behalf of the Funds and BNYM.
F. Repurchase Agreements
Repurchase agreements involve the purchase of securities subject to the seller’s agreement to repurchase the securities at a mutually agreed upon date and price, under the terms of a Master Repurchase Agreement (“MRA”). During the term of a repurchase agreement, the value of the underlying securities held as collateral on behalf of a Fund, including accrued interest, is required to exceed the value of the repurchase agreement, including accrued interest. The underlying securities for all repurchase agreements are held at the Funds’ custodian or designated sub-custodians under tri-party repurchase agreements.
MRAs govern transactions between a Fund and select counterparties. The MRAs contain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral for repurchase agreements.
Repurchase agreements received for lending securities are collateralized by U.S. Treasury securities. The U.S. Treasury securities are held in a joint custody account at BNYM on behalf of the Funds participating in the securities lending program. In the event the counterparty defaults on the repurchase agreement, the U.S. Treasury securities can either be maintained as part of a Fund’s portfolio or sold for cash. A Fund could suffer a loss to the extent that the proceeds from the sale of the underlying collateral held by the Fund are less than the repurchase price and the Fund’s costs associated with the delay and enforcement of the MRA.
While the Funds may invest in repurchase agreements, any repurchase agreements held by the Funds during the fiscal year ended December 31, 2023, were received as collateral for lending securities.
G. Dividends and Distributions to Shareholders
Dividends from net investment income of each Fund, if any, are declared and paid quarterly, or as the Board of Trustees may determine from time to time. Distributions of net realized capital gains earned by each Fund, if any, are distributed at least annually. Each Fund may also designate a portion of the amount paid to redeeming shareholders as a distribution for tax purposes.
Distributions from net investment income and realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These permanent differences are primarily due to the varying treatment of income and gain/loss on portfolio securities held by the Funds and have no impact on net assets or NAV per share. Temporary differences, which arise from recognizing certain items of income, expense and gain/loss in different periods for financial statement and tax purposes, will reverse at some time in the future.
The tax character of distributions paid by each Fund during the fiscal year ended December 31, 2023 was as follows:

	Distributions paid from Ordinary Income	Distributions paid from Capital Gains	Distributions paid from Return of Capital
First Trust Asia Pacific ex-Japan AlphaDEX® Fund	$516,113	$—	$19,099
First Trust Europe AlphaDEX® Fund	8,532,327	—	—
First Trust Latin America AlphaDEX® Fund	3,928,252	—	—
First Trust Brazil AlphaDEX® Fund	455,537	—	180,835
First Trust China AlphaDEX® Fund	467,047	—	—

Notes to Financial Statements (Continued)
First Trust Exchange-Traded AlphaDEX® Fund II
December 31, 2023
	Distributions paid from Ordinary Income	Distributions paid from Capital Gains	Distributions paid from Return of Capital
First Trust Japan AlphaDEX® Fund	$5,835,068	$—	$—
First Trust Developed Markets ex-US AlphaDEX® Fund	20,076,546	—	—
First Trust Emerging Markets AlphaDEX® Fund	21,978,577	—	—
First Trust Germany AlphaDEX® Fund	543,057	—	—
First Trust United Kingdom AlphaDEX® Fund	862,727	—	—
First Trust India NIFTY 50 Equal Weight ETF	157,225	—	—
First Trust Switzerland AlphaDEX® Fund	2,860,673	—	—
First Trust Developed Markets ex-US Small Cap AlphaDEX® Fund	234,822	—	—
First Trust Emerging Markets Small Cap AlphaDEX® Fund	15,107,384	—	—
First Trust Eurozone AlphaDEX® ETF	540,138	—	—
The tax character of distributions paid by each Fund during the fiscal year ended December 31, 2022 was as follows:

	Distributions paid from Ordinary Income	Distributions paid from Capital Gains	Distributions paid from Return of Capital
First Trust Asia Pacific ex-Japan AlphaDEX® Fund	$523,132	$—	$—
First Trust Europe AlphaDEX® Fund	9,500,812	—	—
First Trust Latin America AlphaDEX® Fund	2,717,117	—	—
First Trust Brazil AlphaDEX® Fund	1,187,607	—	—
First Trust China AlphaDEX® Fund	447,653	—	—
First Trust Japan AlphaDEX® Fund	908,402	—	—
First Trust Developed Markets ex-US AlphaDEX® Fund	8,989,980	—	—
First Trust Emerging Markets AlphaDEX® Fund	20,583,503	—	—
First Trust Germany AlphaDEX® Fund	1,006,869	—	—
First Trust United Kingdom AlphaDEX® Fund	2,909,539	—	—
First Trust India NIFTY 50 Equal Weight ETF	3,010,329	572,031	—
First Trust Switzerland AlphaDEX® Fund	1,456,984	—	—
First Trust Developed Markets ex-US Small Cap AlphaDEX® Fund	304,718	—	—
First Trust Emerging Markets Small Cap AlphaDEX® Fund	5,878,163	—	—
First Trust Eurozone AlphaDEX® ETF	761,407	—	—

Notes to Financial Statements (Continued)
First Trust Exchange-Traded AlphaDEX® Fund II
December 31, 2023
As of December 31, 2023, the components of distributable earnings on a tax basis for each Fund were as follows:

	Undistributed Ordinary Income	Accumulated Capital and Other Gain (Loss)	Net Unrealized Appreciation (Depreciation)
First Trust Asia Pacific ex-Japan AlphaDEX® Fund	$—	$(16,863,429)	$1,804,290
First Trust Europe AlphaDEX® Fund	1,402,523	(260,144,381)	19,863,544
First Trust Latin America AlphaDEX® Fund	456,217	(48,286,452)	13,323,772
First Trust Brazil AlphaDEX® Fund	—	(29,308,041)	1,334,175
First Trust China AlphaDEX® Fund	—	(9,495,981)	(905,937)
First Trust Japan AlphaDEX® Fund	1,120,047	(56,294,208)	10,921,406
First Trust Developed Markets ex-US AlphaDEX® Fund	995,729	(354,374,033)	40,287,005
First Trust Emerging Markets AlphaDEX® Fund	673,457	(224,835,711)	16,850,995
First Trust Germany AlphaDEX® Fund	—	(31,424,892)	(1,174,818)
First Trust United Kingdom AlphaDEX® Fund	109,010	(54,194,063)	(1,025,517)
First Trust India NIFTY 50 Equal Weight ETF	509,287	—	26,368,514
First Trust Switzerland AlphaDEX® Fund	—	(27,605,261)	7,852,820
First Trust Developed Markets ex-US Small Cap AlphaDEX® Fund	28,140	(5,374,516)	515,644
First Trust Emerging Markets Small Cap AlphaDEX® Fund	1,050,542	(51,101,334)	5,810,695
First Trust Eurozone AlphaDEX® ETF	—	(22,774,871)	1,437,451
H. Income and Other Taxes
Each Fund intends to continue to qualify as a regulated investment company by complying with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, which includes distributing substantially all of its net investment income and net realized gains to shareholders. Accordingly, no provision has been made for federal and state income taxes. However, due to the timing and amount of distributions, each Fund may be subject to an excise tax of 4% of the amount by which approximately 98% of each Fund’s taxable income exceeds the distributions from such taxable income for the calendar year.
Certain countries assess a capital gains tax on securities sold in their local markets. This tax is accrued as the securities in these foreign markets appreciate in value and is paid at the time of sale to the extent a capital gain is realized. Taxes accrued on securities in an unrealized appreciation position are included in “Net change in unrealized appreciation (depreciation) on deferred foreign capital gains tax” on the Statements of Operations. The capital gains tax paid on securities sold, if any, is included in “Net realized gain (loss) on foreign capital gains tax” on the Statements of Operations.
India’s Finance Bill, 2018 (“Finance Bill, 2018”) was enacted into law on March 29, 2018 and amongst other provisions, it introduced a long-term capital gains tax beginning April 1, 2018. Long-term capital gains on the sale of listed shares in excess of INR 0.1 million are taxed at the rate of 10% (plus applicable surcharge and cess (which is a type of tax)) subject to satisfaction of certain conditions. Long-term capital gains accruing as of January 31, 2018 are considered exempt due to a grandfather clause in the provision. The aforesaid exemption from long-term capital gains tax is available with respect to shares acquired between October 1, 2004 and March 31, 2018 only if on such acquisitions Securities Transaction Tax (“STT”) was chargeable. Certain exceptions in this regard, such as acquisition of shares in a public offer, bonus, rights issued, etc. for which the condition of chargeability of STT on acquisition is not applicable, have been notified.
In the case of the sale of listed shares held by a Fund for one year or less, the income is classified as short-term capital gains and is taxable at 15% (plus applicable surcharge and cess) provided the shares are sold on the stock exchange and subjected to STT. For above purposes, the applicable rate of surcharge is 2% or 5% (depending on the level of income of the Fund). The Finance Bill, 2018 increases the cess imposed on the sum of tax and surcharge from 3% to 4%. The cess 4% rate is applied to the capital gains tax, resulting in a higher effective rate of capital gains tax.
Where the sale of shares is outside the stock exchange and not subject to STT, the long-term capital gains are taxed at 10% (plus applicable surcharge and cess) and short-term capital gains are taxed at 30% (plus applicable surcharge and cess). The Finance Bill, 2018, approves the carry forward of long-term capital losses to be offset against long-term capital gains. Short-term losses can be netted against both short-term gains and long-term gains.

Notes to Financial Statements (Continued)
First Trust Exchange-Traded AlphaDEX® Fund II
December 31, 2023
Until March 31, 2020, dividends received by a Fund from Indian companies were exempt from tax in India because Indian companies were required to pay dividend distribution tax. The Indian Finance Act, 2020 has amended the dividend taxation framework effective April 1, 2020 and accordingly dividends would now be taxable in the hands of the shareholders at 20%, plus applicable surcharge and cess. Subsequent to the Indian Finance Act, 2020, “The Taxation and Other Laws (Relaxation and Amendment of Certain Provisions) Bill, 2020” (the “Bill”) was enacted into law and is effective retroactively to April 1, 2020. The Bill caps the maximum surcharge at 15% of the tax on dividend income earned by the Fund. The highest effective tax rate proposed for non-corporate entities on dividends will be 23.92%. Note the Fund will not obtain relief under the US-India tax treaty as the treaty rate of 25% is higher than the domestic rate. Any excess taxes withheld can be offset against capital gains tax liability during the year or claimed as a refund in the annual tax return.
Please note that the above description is based on current provisions of Indian law, and any change or modification made by subsequent legislation, regulation, or administrative or judicial decision could increase the Indian tax liability of a Fund and thus reduce the return to a Fund’s shareholders. There can be no assurance that the Indian tax authorities and/or regulators will not take a position contrary to the views expressed herein. If the Indian tax authorities and/or regulators take a position contrary to the views expressed herein, adverse unpredictable consequences may follow.
The Funds are subject to accounting standards that establish a minimum threshold for recognizing, and a system for measuring, the benefits of a tax position taken or expected to be taken in a tax return. The taxable years ended 2020, 2021, 2022, and 2023 remain open to federal and state audit. As of December 31, 2023, management has evaluated the application of these standards to the Funds and has determined that no provision for income tax is required in the Funds’ financial statements for uncertain tax positions.
Each Fund intends to utilize provisions of the federal income tax laws, which allow it to carry a realized capital loss forward indefinitely following the year of the loss and offset such loss against any future realized capital gains. Each Fund is subject to certain limitations under U.S. tax rules on the use of capital loss carryforwards and net unrealized built-in losses. These limitations apply when there has been a 50% change in ownership. At December 31, 2023, for federal income tax purposes, each applicable Fund had a capital loss carryforward available that is shown in the following table, to the extent provided by regulations, to offset future capital gains. To the extent that these loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to each applicable Fund’s shareholders.

Non-Expiring Capital Loss Carryforwards
First Trust Asia Pacific ex-Japan AlphaDEX® Fund	$16,863,429
First Trust Europe AlphaDEX® Fund	260,144,381
First Trust Latin America AlphaDEX® Fund	48,286,452
First Trust Brazil AlphaDEX® Fund	29,308,041
First Trust China AlphaDEX® Fund	9,495,981
First Trust Japan AlphaDEX® Fund	56,294,208
First Trust Developed Markets ex-US AlphaDEX® Fund*	354,374,033
First Trust Emerging Markets AlphaDEX® Fund	224,835,711
First Trust Germany AlphaDEX® Fund	31,424,892
First Trust United Kingdom AlphaDEX® Fund	54,194,063
First Trust India NIFTY 50 Equal Weight ETF	—
First Trust Switzerland AlphaDEX® Fund	27,605,261
First Trust Developed Markets ex-US Small Cap AlphaDEX® Fund	5,374,516
First Trust Emerging Markets Small Cap AlphaDEX® Fund	51,101,334
First Trust Eurozone AlphaDEX® ETF	22,774,871

*
$69,084,441 of First Trust Developed Markets ex-US AlphaDEX® Fund’s non-expiring net capital losses is subject to loss limitation resulting from reorganization activity. This limitation generally reduces the utilization of these losses to a maximum of
$96,428 per year.

Notes to Financial Statements (Continued)
First Trust Exchange-Traded AlphaDEX® Fund II
December 31, 2023
During the taxable year ended December 31, 2023, the following Funds utilized capital loss carryforwards in the following amounts:

Capital Loss Utilized
First Trust Switzerland AlphaDEX® Fund	$2,337,461
First Trust Developed Markets ex-US Small Cap AlphaDEX® Fund	170,960
Certain losses realized during the current fiscal year may be deferred and treated as occurring on the first day of the following fiscal year for federal income tax purposes. For the fiscal year ended December 31, 2023, the Funds had no net late year ordinary or capital losses.
In order to present paid-in capital and accumulated distributable earnings (loss) (which consists of accumulated net investment income (loss), accumulated net realized gain (loss) on investments and net unrealized appreciation (depreciation) on investments) on the Statements of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to paid-in capital, accumulated net investment income (loss) and accumulated net realized gain (loss) on investments. These adjustments are primarily due to the difference between book and tax treatments of income and gains on various investment securities held by the Funds and in-kind transactions. The results of operations and net assets were not affected by these adjustments. For the fiscal year ended December 31, 2023, the adjustments for each Fund were as follows:

	Accumulated Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss) on Investments	Paid-In Capital
First Trust Asia Pacific ex-Japan AlphaDEX® Fund	$(23,255)	$26,971	$(3,716)
First Trust Europe AlphaDEX® Fund	428,311	(10,052,670)	9,624,359
First Trust Latin America AlphaDEX® Fund	(236,971)	(1,720,287)	1,957,258
First Trust Brazil AlphaDEX® Fund	(171,546)	190,388	(18,842)
First Trust China AlphaDEX® Fund	325	104,961	(105,286)
First Trust Japan AlphaDEX® Fund	224,231	(10,212,993)	9,988,762
First Trust Developed Markets ex-US AlphaDEX® Fund	2,190,437	(12,793,269)	10,602,832
First Trust Emerging Markets AlphaDEX® Fund	(677,473)	(2,034,367)	2,711,840
First Trust Germany AlphaDEX® Fund	193,975	(81,135)	(112,840)
First Trust United Kingdom AlphaDEX® Fund	63,619	554,890	(618,509)
First Trust India NIFTY 50 Equal Weight ETF	(988,408)	988,408	—
First Trust Switzerland AlphaDEX® Fund	545,485	(5,531,974)	4,986,489
First Trust Developed Markets ex-US Small Cap AlphaDEX® Fund	44,004	(44,004)	—
First Trust Emerging Markets Small Cap AlphaDEX® Fund	910,724	(2,189,629)	1,278,905
First Trust Eurozone AlphaDEX® ETF	66,012	(12,184)	(53,828)
As of December 31, 2023, the aggregate cost, gross unrealized appreciation, gross unrealized depreciation, and net unrealized appreciation/(depreciation) on investments (including short positions and derivatives, if any) for federal income tax purposes were as follows:

	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
First Trust Asia Pacific ex-Japan AlphaDEX® Fund	$16,271,281	$2,404,628	$(600,744)	$1,803,884
First Trust Europe AlphaDEX® Fund	202,273,346	29,245,395	(9,385,113)	19,860,282
First Trust Latin America AlphaDEX® Fund	60,862,407	14,462,329	(1,142,065)	13,320,264
First Trust Brazil AlphaDEX® Fund	5,275,689	1,506,772	(174,689)	1,332,083
First Trust China AlphaDEX® Fund	7,396,848	287,466	(1,193,398)	(905,932)
First Trust Japan AlphaDEX® Fund	186,347,068	17,257,182	(6,341,059)	10,916,123
First Trust Developed Markets ex-US AlphaDEX® Fund	378,275,891	52,787,575	(12,508,512)	40,279,063
First Trust Emerging Markets AlphaDEX® Fund	398,519,473	65,921,902	(48,207,954)	17,713,948
First Trust Germany AlphaDEX® Fund	16,699,325	1,083,097	(2,257,897)	(1,174,800)

Notes to Financial Statements (Continued)
First Trust Exchange-Traded AlphaDEX® Fund II
December 31, 2023
	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
First Trust United Kingdom AlphaDEX® Fund	$21,151,537	$1,914,642	$(2,940,800)	$(1,026,158)
First Trust India NIFTY 50 Equal Weight ETF	95,162,633	31,158,848	(871,652)	30,287,196
First Trust Switzerland AlphaDEX® Fund	75,617,722	10,690,980	(2,928,672)	7,762,308
First Trust Developed Markets ex-US Small Cap AlphaDEX® Fund	7,605,100	984,428	(469,082)	515,346
First Trust Emerging Markets Small Cap AlphaDEX® Fund	328,899,309	39,836,962	(34,029,367)	5,807,595
First Trust Eurozone AlphaDEX® ETF	16,604,944	2,417,250	(976,842)	1,440,408
I. Expenses
Expenses that are directly related to the Funds are charged to First Trust pursuant to the Investment Management Agreement, with the exception of the advisory fees, Rule 12b-1 distribution and service fees, if any, brokerage expenses, taxes, interest, acquired fund fees and expenses, and extraordinary expenses, which are paid by each respective Fund.
First Trust Portfolios L.P. (“FTP”) has entered into licensing agreements with Nasdaq (“Licensor”) for all the Funds except NFTY and with NSE Indices Limited (“NSE”) for NFTY (Nasdaq and NSE collectively, the “Licensors”). The respective license agreements allow for the use by First Trust of each Fund’s respective index and of certain trademarks and trade names of the Licensors. The Funds are sub-licensees to the applicable license agreements.
3. Investment Advisory Fee, Affiliated Transactions and Other Fee Arrangements
First Trust, the investment advisor to the Funds, is a limited partnership with one limited partner, Grace Partners of DuPage L.P., and one general partner, The Charger Corporation. The Charger Corporation is an Illinois corporation controlled by James A. Bowen, Chief Executive Officer of First Trust. First Trust is responsible for the selection and ongoing monitoring of the securities in each Fund’s portfolio, managing the Funds’ business affairs and providing certain administrative services necessary for the management of the Funds.
First Trust is paid an annual unitary management fee for each Fund. First Trust is responsible for the expenses of each Fund including the cost of transfer agency, custody, fund administration, licensing fees, legal, audit and other services, but excluding fee payments under the Investment Management Agreement, interest, taxes, brokerage commissions and other expenses associated with the execution of portfolio transactions, acquired fund fees and expenses, distribution and service fees pursuant to a Rule 12b-1 plan, if any, and extraordinary expenses, which are paid by each respective Fund. Prior to September 18, 2023, First Trust also provided fund reporting services to the Funds for a flat annual fee in the amount of $9,250 per Fund, which was covered under the annual unitary management fee. The annual unitary management fee payable by each Fund to First Trust for these services will be reduced at certain levels of each Fund’s net assets (“breakpoints”) and calculated pursuant to the following schedule:

Breakpoints
Fund net assets up to and including $2.5 billion	0.80%
Fund net assets greater than $2.5 billion up to and including $5 billion	0.78%
Fund net assets greater than $5 billion up to and including $7.5 billion	0.76%
Fund net assets greater than $7.5 billion up to and including $10 billion	0.74%
Fund net assets greater than $10 billion	0.72%
Effective September 18, 2023, the Trust has multiple service agreements with BNYM. Under the service agreements, BNYM performs custodial, fund accounting, certain administrative services, and transfer agency services for each Fund. As custodian, BNYM is responsible for custody of each Fund’s assets provided however that BBH shall remain custodian for certain assets of FEP, FEM and FKU. As fund accountant and administrator, BNYM is responsible for maintaining the books and records of each Fund’s securities and cash. As transfer agent, BNYM is responsible for maintaining shareholder records for each Fund. BNYM is a subsidiary of The Bank of New York Mellon Corporation, a financial holding company.
Prior to September 18, 2023, the Trust had multiple service agreements with BBH. Under the service agreements, BBH performed custodial, fund accounting, certain administrative services, and transfer agency services for each Fund. As custodian, BBH was responsible for custody of each Fund’s assets and remains custodian for certain assets of FEP, FEM and FKU. As fund accountant and

Notes to Financial Statements (Continued)
First Trust Exchange-Traded AlphaDEX® Fund II
December 31, 2023
administrator, BBH was responsible for maintaining the books and records of each Fund’s securities and cash. As transfer agent, BBH was responsible for maintaining shareholder records for each Fund.
Each Trustee who is not an officer or employee of First Trust, any sub-advisor or any of their affiliates (“Independent Trustees”) is paid a fixed annual retainer that is allocated equally among each fund in the First Trust Fund Complex. Each Independent Trustee is also paid an annual per fund fee that varies based on whether the fund is a closed-end or other actively managed fund, a target outcome fund or an index fund.
Additionally, the Lead Independent Trustee and the Chairs of the Audit Committee, Nominating and Governance Committee and Valuation Committee are paid annual fees to serve in such capacities, with such compensation allocated pro rata among each fund in the First Trust Fund Complex based on net assets. Independent Trustees are reimbursed for travel and out-of-pocket expenses in connection with all meetings. The Lead Independent Trustee and Committee Chairs rotate every three years. The officers and “Interested” Trustee receive no compensation from the Trust for acting in such capacities.
4. Purchases and Sales of Securities
For the fiscal year ended December 31, 2023, the cost of purchases and proceeds from sales of investments for each Fund, excluding short-term investments and in-kind transactions, were as follows:

	Purchases	Sales
First Trust Asia Pacific ex-Japan AlphaDEX® Fund	$16,888,770	$14,523,787
First Trust Europe AlphaDEX® Fund	253,577,079	252,859,998
First Trust Latin America AlphaDEX® Fund	78,138,777	82,965,759
First Trust Brazil AlphaDEX® Fund	5,713,482	62,579,072
First Trust China AlphaDEX® Fund	11,810,943	9,684,459
First Trust Japan AlphaDEX® Fund	87,199,169	88,124,603
First Trust Developed Markets ex-US AlphaDEX® Fund	489,742,579	502,771,251
First Trust Emerging Markets AlphaDEX® Fund	461,064,346	432,148,952
First Trust Germany AlphaDEX® Fund	14,726,936	14,580,917
First Trust United Kingdom AlphaDEX® Fund	17,814,105	17,977,716
First Trust India NIFTY 50 Equal Weight ETF	66,711,925	43,910,047
First Trust Switzerland AlphaDEX® Fund	70,863,675	71,537,075
First Trust Developed Markets ex-US Small Cap AlphaDEX® Fund	9,620,754	9,616,933
First Trust Emerging Markets Small Cap AlphaDEX® Fund	452,251,673	360,089,977
First Trust Eurozone AlphaDEX® ETF	15,459,493	15,466,841
For the fiscal year ended December 31, 2023, the cost of in-kind purchases and proceeds from in-kind sales for each Fund were as follows:

	Purchases	Sales
First Trust Asia Pacific ex-Japan AlphaDEX® Fund	$2,898,644	$—
First Trust Europe AlphaDEX® Fund	26,229,518	82,881,432
First Trust Latin America AlphaDEX® Fund	6,482,034	12,774,836
First Trust Brazil AlphaDEX® Fund	—	88,201
First Trust China AlphaDEX® Fund	—	1,677,630
First Trust Japan AlphaDEX® Fund	162,518,196	84,300,132
First Trust Developed Markets ex-US AlphaDEX® Fund	52,951,642	91,699,683
First Trust Emerging Markets AlphaDEX® Fund	27,254,709	33,180,399
First Trust Germany AlphaDEX® Fund	5,924,237	5,744,628
First Trust United Kingdom AlphaDEX® Fund	1,755,091	16,631,918
First Trust India NIFTY 50 Equal Weight ETF	—	—
First Trust Switzerland AlphaDEX® Fund	18,306,211	46,859,086
First Trust Developed Markets ex-US Small Cap AlphaDEX® Fund	—	—
First Trust Emerging Markets Small Cap AlphaDEX® Fund	88,785,044	18,414,421
First Trust Eurozone AlphaDEX® ETF	—	—

Notes to Financial Statements (Continued)
First Trust Exchange-Traded AlphaDEX® Fund II
December 31, 2023
5. Creations, Redemptions and Transaction Fees
Each Fund generally issues and redeems its shares in primary market transactions through a creation and redemption mechanism and does not sell or redeem individual shares. Instead, financial entities known as “Authorized Participants” have contractual arrangements with a Fund or one of the Fund’s service providers to purchase and redeem Fund shares directly with the Fund in Creation Units. Prior to the start of trading on every business day, a Fund publishes through the National Securities Clearing Corporation the “basket” of securities, cash or other assets that it will accept in exchange for a Creation Unit of the Fund’s shares. An Authorized Participant that wishes to effectuate a creation of a Fund’s shares deposits with the Fund the “basket” of securities, cash or other assets identified by the Fund that day, and then receives the Creation Unit of the Fund’s shares in return for those assets. After purchasing a Creation Unit, the Authorized Participant may continue to hold the Fund’s shares or sell them in the secondary market. The redemption process is the reverse of the purchase process: the Authorized Participant redeems a Creation Unit of a Fund’s shares for a basket of securities, cash or other assets. The combination of the creation and redemption process with secondary market trading in a Fund’s shares and underlying securities provides arbitrage opportunities that are designed to help keep the market price of a Fund’s shares at or close to the NAV per share of the Fund.
Each Fund imposes fees in connection with the purchase of Creation Units. These fees may vary based upon various fact-based circumstances, including, but not limited to, the composition of the securities included in the Creation Unit or the countries in which the transactions are settled. The price for each Creation Unit will equal the daily NAV per share of a Fund times the number of shares in a Creation Unit, plus the fees described above and, if applicable, any operational processing and brokerage costs, transfer fees, stamp taxes and part or all of the spread between the expected bid and offer side of the market related to the securities comprising the creation basket.
Each Fund also imposes fees in connection with the redemption of Creation Units. These fees may vary based upon various fact-based circumstances, including, but not limited to, the composition of the securities included in the Creation Unit or the countries in which the transactions are settled. The price received for each Creation Unit will equal the daily NAV per share of a Fund times the number of shares in a Creation Unit, minus the fees described above and, if applicable, any operational processing and brokerage costs, transfer fees, stamp taxes and part or all of the spread between the expected bid and offer side of the market related to the securities comprising the redemption basket. Investors who use the services of a broker or other such intermediary in addition to an Authorized Participant to effect a redemption of a Creation Unit may also be assessed an amount to cover the cost of such services. The redemption fee charged by a Fund will comply with Rule 22c-2 of the 1940 Act which limits redemption fees to no more than 2% of the value of the shares redeemed.
6. Distribution Plan
The Board of Trustees adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the 1940 Act. In accordance with the Rule 12b-1 plan, the Funds are authorized to pay an amount up to 0.25% of their average daily net assets each year to reimburse FTP, the distributor of the Funds, for amounts expended to finance activities primarily intended to result in the sale of Creation Units or the provision of investor services. FTP may also use this amount to compensate securities dealers or other persons that are Authorized Participants for providing distribution assistance, including broker-dealer and shareholder support and educational and promotional services.
No 12b-1 fees are currently paid by the Funds, and pursuant to a contractual arrangement, no 12b-1 fees will be paid any time before April 30, 2025.
7. Indemnification
The Trust, on behalf of the Funds, has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.
8. Subsequent Events
Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were issued and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements that have not already been disclosed.

Report of Independent Registered Public Accounting Firm
To the Shareholders and the Board of Trustees of First Trust Exchange-Traded AlphaDEX® Fund II:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statements of assets and liabilities of First Trust Asia Pacific ex-Japan AlphaDEX® Fund, First Trust Europe AlphaDEX® Fund, First Trust Latin America AlphaDEX® Fund, First Trust Brazil AlphaDEX® Fund, First Trust China AlphaDEX® Fund, First Trust Japan AlphaDEX® Fund, First Trust Developed Markets ex-US AlphaDEX® Fund, First Trust Emerging Markets AlphaDEX® Fund, First Trust Germany AlphaDEX® Fund, First Trust United Kingdom AlphaDEX® Fund, First Trust India NIFTY 50 Equal Weight ETF, First Trust Switzerland AlphaDEX® Fund, First Trust Developed Markets ex-US Small Cap AlphaDEX® Fund, First Trust Emerging Markets Small Cap AlphaDEX® Fund, and First Trust Eurozone AlphaDEX® ETF (the “Funds”), each a series of First Trust Exchange-Traded AlphaDEX® Fund II, including the portfolios of investments, as of December 31, 2023, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of each of the Funds as of December 31, 2023, and the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2023, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/ Deloitte & Touche, LLP
Chicago, Illinois
February 26, 2024
We have served as the auditor of one or more First Trust investment companies since 2001.

Additional Information
First Trust Exchange-Traded AlphaDEX® Fund II
December 31, 2023 (Unaudited)
Proxy Voting Policies and Procedures
A description of the policies and procedures that the Trust uses to determine how to vote proxies and information on how each Fund voted proxies relating to its portfolio securities during the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling (800) 988-5891; (2) on each Fund’s website at www.ftportfolios.com; and (3) on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.
Portfolio Holdings
Each Fund files portfolio holdings information for each month in a fiscal quarter within 60 days after the end of the relevant fiscal quarter on Form N-PORT. Portfolio holdings information for the third month of each fiscal quarter will be publicly available on the SEC’s website at www.sec.gov. Each Fund’s complete schedule of portfolio holdings for the second and fourth quarters of each fiscal year is included in the semi-annual and annual reports to shareholders, respectively, and is filed with the SEC on Form N-CSR. The semi-annual and annual report for each Fund is available to investors within 60 days after the period to which it relates. Each Fund’s Forms N-PORT and Forms N-CSR are available on the SEC’s website listed above.
Federal Tax Information
For the taxable year ended December 31, 2023, none of the income dividends paid by the Funds qualify for the dividends received deduction available to corporations.
For the taxable year ended December 31, 2023, the following percentages of income dividends paid by the Funds are hereby designated as qualified dividend income:

Qualified Dividend Income
First Trust Asia Pacific ex-Japan AlphaDEX® Fund	65.09%
First Trust Europe AlphaDEX® Fund	91.46%
First Trust Latin America AlphaDEX® Fund	17.29%
First Trust Brazil AlphaDEX® Fund	0.00%
First Trust China AlphaDEX® Fund	66.12%
First Trust Japan AlphaDEX® Fund	56.31%
First Trust Developed Markets ex-US AlphaDEX® Fund	68.55%
First Trust Emerging Markets AlphaDEX® Fund	55.47%
First Trust Germany AlphaDEX® Fund	91.61%
First Trust United Kingdom AlphaDEX® Fund	83.68%
First Trust India NIFTY 50 Equal Weight ETF	86.05%
First Trust Switzerland AlphaDEX® Fund	100.00%
First Trust Developed Markets ex-US Small Cap AlphaDEX® Fund	88.15%
First Trust Emerging Markets Small Cap AlphaDEX® Fund	38.89%
First Trust Eurozone AlphaDEX® ETF	100.00%
The following Funds meet the requirements of Section 853 of the Internal Revenue Code of 1986, as amended and elect to pass through to their shareholders credit for foreign taxes paid. For the taxable year ended December 31, 2023, the total amounts of income received by the Funds from sources within foreign countries and possessions of the United States and of taxes paid to such countries are as follows:

	Gross Foreign Income		Foreign Taxes Paid
	Amount	Per Share	Amount	Per Share
First Trust Asia Pacific ex-Japan AlphaDEX® Fund	$666,968	$1.03	$37,780	$0.06
First Trust Europe AlphaDEX® Fund	10,113,545	1.64	818,932	0.13
First Trust Latin America AlphaDEX® Fund	5,457,845	1.52	764,654	0.21
First Trust Brazil AlphaDEX® Fund	457,514	0.83	23,683	0.04
First Trust China AlphaDEX® Fund	559,545	1.60	33,010	0.09
First Trust Japan AlphaDEX® Fund	4,391,551	1.19	438,196	0.12

Additional Information (Continued)
First Trust Exchange-Traded AlphaDEX® Fund II
December 31, 2023 (Unaudited)
	Gross Foreign Income		Foreign Taxes Paid
	Amount	Per Share	Amount	Per Share
First Trust Developed Markets ex-US AlphaDEX® Fund	$17,345,983	$2.23	$1,591,160	$0.20
First Trust Emerging Markets AlphaDEX® Fund	29,408,853	1.57	3,706,456	0.20
First Trust Germany AlphaDEX® Fund	572,489	1.43	79,745	0.20
First Trust United Kingdom AlphaDEX® Fund	894,531	1.63	2,934	0.01
First Trust India NIFTY 50 Equal Weight ETF	1,937,851	0.86	1,541,262	0.69
First Trust Switzerland AlphaDEX® Fund	3,628,049	2.79	446,291	0.34
First Trust Developed Markets ex-US Small Cap AlphaDEX® Fund	336,745	1.68	38,156	0.19
First Trust Emerging Markets Small Cap AlphaDEX® Fund	17,466,584	2.04	1,743,730	0.20
First Trust Eurozone AlphaDEX® ETF	697,784	1.55	98,726	0.22
Risk Considerations
Risks are inherent in all investing. Certain general risks that may be applicable to a Fund are identified below, but not all of the material risks relevant to each Fund are included in this report and not all of the risks below apply to each Fund. The material risks of investing in each Fund are spelled out in its prospectus, statement of additional information and other regulatory filings. Before investing, you should consider each Fund’s investment objective, risks, charges and expenses, and read each Fund’s prospectus and statement of additional information carefully. You can download each Fund’s prospectus at www.ftportfolios.com or contact First Trust Portfolios L.P. at (800) 621-1675 to request a prospectus, which contains this and other information about each Fund.
Concentration Risk. To the extent that a fund is able to invest a significant percentage of its assets in a single asset class or the securities of issuers within the same country, state, region, industry or sector, an adverse economic, business or political development may affect the value of the fund’s investments more than if the fund were more broadly diversified. A fund that tracks an index will be concentrated to the extent the fund’s corresponding index is concentrated. A concentration makes a fund more susceptible to any single occurrence and may subject the fund to greater market risk than a fund that is more broadly diversified.
Credit Risk. Credit risk is the risk that an issuer of a security will be unable or unwilling to make dividend, interest and/or principal payments when due and the related risk that the value of a security may decline because of concerns about the issuer’s ability to make such payments.
Cyber Security Risk. The funds are susceptible to potential operational risks through breaches in cyber security. A breach in cyber security refers to both intentional and unintentional events that may cause a fund to lose proprietary information, suffer data corruption or lose operational capacity. Such events could cause a fund to incur regulatory penalties, reputational damage, additional compliance costs associated with corrective measures and/or financial loss. In addition, cyber security breaches of a fund’s third-party service providers, such as its administrator, transfer agent, custodian, or sub-advisor, as applicable, or issuers in which the fund invests, can also subject a fund to many of the same risks associated with direct cyber security breaches.
Defined Outcome Funds Risk. To the extent a fund’s investment strategy is designed to deliver returns tied to the price performance of an underlying ETF, an investor may not realize the returns the fund seeks to achieve if that investor does not hold shares for the entire target outcome period. In the event an investor purchases shares after the first day of the target outcome period or sells shares prior to the end of the target outcome period, the buffer that the fund seeks to provide against a decline in the value of the underlying ETF may not be available, the enhanced returns that the fund seeks to provide (if any) may not be available and the investor may not participate in a gain in the value of the underlying ETF up to the cap for the investor’s investment period. Additionally, the fund will not participate in gains of the underlying ETF above the cap and a shareholder may lose their entire investment. If the fund seeks enhanced returns, there are certain time periods when the value of the fund may fall faster than the value of the underlying ETF, and it is very unlikely that, on any given day during which the underlying ETF share price increases in value, the fund’s share price will increase at the same rate as the enhanced returns sought by the fund, which is designed for an entire target outcome period. Trading flexible exchange options involves risks different from, or possibly greater than, the risks associated with investing directly in securities, such as less liquidity and correlation and valuation risks. A fund may experience substantial downside from specific flexible exchange option positions and certain positions may expire worthless.
Derivatives Risk. To the extent a fund uses derivative instruments such as futures contracts, options contracts and swaps, the fund may experience losses because of adverse movements in the price or value of the underlying asset, index or rate, which may be

Additional Information (Continued)
First Trust Exchange-Traded AlphaDEX® Fund II
December 31, 2023 (Unaudited)
magnified by certain features of the derivative. These risks are heightened when a fund’s portfolio managers use derivatives to enhance the fund’s return or as a substitute for a position or security, rather than solely to hedge (or offset) the risk of a position or security held by the fund.
Equity Securities Risk. To the extent a fund invests in equity securities, the value of the fund’s shares will fluctuate with changes in the value of the equity securities. Equity securities prices fluctuate for several reasons, including changes in investors’ perceptions of the financial condition of an issuer or the general condition of the relevant stock market, such as market volatility, or when political or economic events affecting the issuers occur. In addition, common stock prices may be particularly sensitive to rising interest rates, as the cost of capital rises and borrowing costs increase. Equity securities may decline significantly in price over short or extended periods of time, and such declines may occur in the equity market as a whole, or they may occur in only a particular country, company, industry or sector of the market.
ETF Risk. The shares of an ETF trade like common stock and represent an interest in a portfolio of securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities, although lack of liquidity in an ETF could result in it being more volatile and ETFs have management fees that increase their costs. Shares of an ETF trade on an exchange at market prices rather than net asset value, which may cause the shares to trade at a price greater than net asset value (premium) or less than net asset value (discount). In times of market stress, decisions by market makers to reduce or step away from their role of providing a market for an ETF’s shares, or decisions by an ETF’s authorized participants that they are unable or unwilling to proceed with creation and/or redemption orders of an ETF’s shares, could result in shares of the ETF trading at a discount to net asset value and in greater than normal intraday bid-ask spreads.
Fixed Income Securities Risk. To the extent a fund invests in fixed income securities, the fund will be subject to credit risk, income risk, interest rate risk, liquidity risk and prepayment risk. Income risk is the risk that income from a fund’s fixed income investments could decline during periods of falling interest rates. Interest rate risk is the risk that the value of a fund’s fixed income securities will decline because of rising interest rates. Liquidity risk is the risk that a security cannot be purchased or sold at the time desired, or cannot be purchased or sold without adversely affecting the price. Prepayment risk is the risk that the securities will be redeemed or prepaid by the issuer, resulting in lower interest payments received by the fund. In addition to these risks, high yield securities, or “junk” bonds, are subject to greater market fluctuations and risk of loss than securities with higher ratings, and the market for high yield securities is generally smaller and less liquid than that for investment grade securities.
Index or Model Constituent Risk. Certain funds may be a constituent of one or more indices or ETF models. As a result, such a fund may be included in one or more index-tracking exchange-traded funds or mutual funds. Being a component security of such a vehicle could greatly affect the trading activity involving a fund, the size of the fund and the market volatility of the fund. Inclusion in an index could increase demand for the fund and removal from an index could result in outsized selling activity in a relatively short period of time. As a result, a fund’s net asset value could be negatively impacted and the fund’s market price may be significantly below its net asset value during certain periods. In addition, index rebalances may potentially result in increased trading activity in a fund’s shares.
Index Provider Risk. To the extent a fund seeks to track an index, it is subject to Index Provider Risk. There is no assurance that the Index Provider will compile the Index accurately, or that the Index will be determined, maintained, constructed, reconstituted, rebalanced, composed, calculated or disseminated accurately. To correct any such error, the Index Provider may carry out an unscheduled rebalance or other modification of the Index constituents or weightings, which may increase the fund’s costs. The Index Provider does not provide any representation or warranty in relation to the quality, accuracy or completeness of data in the Index, and it does not guarantee that the Index will be calculated in accordance with its stated methodology. Losses or costs associated with any Index Provider errors generally will be borne by the fund and its shareholders.
Investment Companies Risk. To the extent a fund invests in the securities of other investment vehicles, the fund will incur additional fees and expenses that would not be present in a direct investment in those investment vehicles. Furthermore, the fund’s investment performance and risks are directly related to the investment performance and risks of the investment vehicles in which the fund invests.
LIBOR Risk. To the extent a fund invests in floating or variable rate obligations that use the London Interbank Offered Rate (“LIBOR”) as a reference interest rate, it is subject to LIBOR Risk. The United Kingdom’s Financial Conduct Authority, which regulates LIBOR, has ceased making LIBOR available as a reference rate over a phase-out period that began December 31, 2021. There is no assurance that any alternative reference rate, including the Secured Overnight Financing Rate (“SOFR”) will be similar to or produce the same value or economic equivalence as LIBOR or that instruments using an alternative rate will have the same volume

Additional Information (Continued)
First Trust Exchange-Traded AlphaDEX® Fund II
December 31, 2023 (Unaudited)
or liquidity. The unavailability or replacement of LIBOR may affect the value, liquidity or return on certain fund investments and may result in costs incurred in connection with closing out positions and entering into new trades. Any potential effects of the transition away from LIBOR on the fund or on certain instruments in which the fund invests can be difficult to ascertain, and they may vary depending on a variety of factors, and they could result in losses to the fund.
Management Risk. To the extent that a fund is actively managed, it is subject to management risk. In managing an actively-managed fund’s investment portfolio, the fund’s portfolio managers will apply investment techniques and risk analyses that may not have the desired result. There can be no guarantee that a fund will meet its investment objective.
Market Risk. Market risk is the risk that a particular security, or shares of a fund in general, may fall in value. Securities held by a fund, as well as shares of a fund itself, are subject to market fluctuations caused by factors such as general economic conditions, political events, regulatory or market developments, changes in interest rates and perceived trends in securities prices. Shares of a fund could decline in value or underperform other investments as a result of the risk of loss associated with these market fluctuations. In addition, local, regional or global events such as war, acts of terrorism, spread of infectious diseases or other public health issues, recessions, or other events could have a significant negative impact on a fund and its investments. Such events may affect certain geographic regions, countries, sectors and industries more significantly than others. In February 2022, Russia invaded Ukraine which has caused and could continue to cause significant market disruptions and volatility within the markets in Russia, Europe, and the United States. The hostilities and sanctions resulting from those hostilities could have a significant impact on certain fund investments as well as fund performance. The COVID-19 global pandemic and the ensuing policies enacted by governments and central banks have caused and may continue to cause significant volatility and uncertainty in global financial markets. While the U.S. has resumed “reasonably” normal business activity, many countries continue to impose lockdown measures. Additionally, there is no guarantee that vaccines will be effective against emerging variants of the disease. These events also adversely affect the prices and liquidity of a fund’s portfolio securities or other instruments and could result in disruptions in the trading markets. Any of such circumstances could have a materially negative impact on the value of a fund’s shares and result in increased market volatility. During any such events, a fund’s shares may trade at increased premiums or discounts to their net asset value and the bid/ask spread on a fund’s shares may widen.
Non-U.S. Securities Risk. To the extent a fund invests in non-U.S. securities, it is subject to additional risks not associated with securities of domestic issuers. Non-U.S. securities are subject to higher volatility than securities of domestic issuers due to: possible adverse political, social or economic developments; restrictions on foreign investment or exchange of securities; capital controls; lack of liquidity; currency exchange rates; excessive taxation; government seizure of assets; the imposition of sanctions by foreign governments; different legal or accounting standards; and less government supervision and regulation of exchanges in foreign countries. Investments in non-U.S. securities may involve higher costs than investments in U.S. securities, including higher transaction and custody costs, as well as additional taxes imposed by non-U.S. governments. These risks may be heightened for securities of companies located, or with significant operations, in emerging market countries.
Operational Risk. Each fund is subject to risks arising from various operational factors, including, but not limited to, human error, processing and communication errors, errors of a fund’s service providers, counterparties or other third-parties, failed or inadequate processes and technology or systems failures. Each fund relies on third-parties for a range of services, including custody. Any delay or failure relating to engaging or maintaining such service providers may affect a fund’s ability to meet its investment objective. Although the funds and the funds’ investment advisor seek to reduce these operational risks through controls and procedures, there is no way to completely protect against such risks.
Passive Investment Risk. To the extent a fund seeks to track an index, the fund will invest in the securities included in, or representative of, the index regardless of their investment merit. A fund generally will not attempt to take defensive positions in declining markets.
Preferred Securities Risk. Preferred securities combine some of the characteristics of both common stocks and bonds. Preferred securities are typically subordinated to bonds and other debt securities in a company’s capital structure in terms of priority to corporate income, subjecting them to greater credit risk than those debt securities. Generally, holders of preferred securities have no voting rights with respect to the issuing company unless preferred dividends have been in arrears for a specified number of periods, at which time the preferred security holders may obtain limited rights. In certain circumstances, an issuer of preferred securities may defer payment on the securities and, in some cases, redeem the securities prior to a specified date. Preferred securities may also be substantially less liquid than other securities, including common stock.

Additional Information (Continued)
First Trust Exchange-Traded AlphaDEX® Fund II
December 31, 2023 (Unaudited)
Valuation Risk. The valuation of certain securities may carry more risk than that of common stock. Uncertainties in the conditions of the financial markets, unreliable reference data, lack of transparency and inconsistency of valuation models and processes may lead to inaccurate asset pricing. A fund may hold investments in sizes smaller than institutionally sized round lot positions (sometimes referred to as odd lots). However, third-party pricing services generally provide evaluations on the basis of institutionally-sized round lots. If a fund sells certain of its investments in an odd lot transaction, the sale price may be less than the value at which such securities have been held by the fund. Odd lots often trade at lower prices than institutional round lots. There is no assurance that the fund will be able to sell a portfolio security at the price established by the pricing service, which could result in a loss to the fund.
NOT FDIC INSURED  NOT BANK GUARANTEED  MAY LOSE VALUE
Remuneration
First Trust Advisors L.P. (“First Trust”) is authorised and regulated by the U.S. Securities and Exchange Commission and is entitled to market shares of certain First Trust Exchange-Traded AlphaDEX® Fund II funds it manages (the “Funds”) in certain member states in the European Economic Area in accordance with the cooperation arrangements in Article 42 of the Alternative Investment Fund Managers Directive (the “Directive”). First Trust is required under the Directive to make disclosures in respect of remuneration. The following disclosures are made in line with First Trust’s interpretation of currently available regulatory guidance on remuneration disclosures.
During the year ended December 31, 2023, the amount of remuneration paid (or to be paid) by First Trust Advisors L.P. in respect of the Funds is $928,219. This figure is comprised of $40,833 paid (or to be paid) in fixed compensation and $887,386 paid (or to be paid) in variable compensation. There were a total of 26 beneficiaries of the remuneration described above. Those amounts include $463,689 paid (or to be paid) to senior management of First Trust Advisors L.P. and $464,530 paid (or to be paid) to other employees whose professional activities have a material impact on the risk profiles of First Trust Advisors L.P. or the Funds (collectively, “Code Staff”).
Code Staff included in the aggregated figures disclosed above are rewarded in line with First Trust’s remuneration policy (the “Remuneration Policy”) which is determined and implemented by First Trust’s senior management. The Remuneration Policy reflects First Trust’s ethos of good governance and encapsulates the following principal objectives:
i.
to provide a clear link between remuneration and performance of First Trust and to avoid rewarding for failure;
ii.
to promote sound and effective risk management consistent with the risk profiles of the funds managed by First Trust; and
iii.
to remunerate staff in line with the business strategy, objectives, values and interests of First Trust and the funds managed by First Trust in a manner that avoids conflicts of interest.
First Trust assesses various risk factors which it is exposed to when considering and implementing remuneration for Code Staff and considers whether any potential award to such person(s) would give rise to a conflict of interest. First Trust does not reward failure, or consider the taking of risk or failure to take risk in its remuneration of Code Staff.
First Trust assesses performance for the purposes of determining payments in respect of performance-related remuneration of Code Staff by reference to a broad range of measures including (i) individual performance (using financial and non-financial criteria), and (ii) the overall performance of First Trust. Remuneration is not based upon the performance of the Funds.
The elements of remuneration are balanced between fixed and variable and the senior management sets fixed salaries at a level sufficient to ensure that variable remuneration incentivises and rewards strong individual performance but does not encourage excessive risk taking.
No individual is involved in setting his or her own remuneration.

Board of Trustees and Officers
First Trust Exchange-Traded AlphaDEX® Fund II
December 31, 2023 (Unaudited)
The following tables identify the Trustees and Officers of the Trust. Unless otherwise indicated, the address of all persons is 120 East Liberty Drive, Suite 400, Wheaton, IL 60187.
The Trust’s statement of additional information includes additional information about the Trustees and is available, without charge, upon request, by calling (800) 988-5891.

Name, Year of Birth and Position with the Trust	Term of Office and Year First Elected or Appointed	Principal Occupations During Past 5 Years	Number of Portfolios in the First Trust Fund Complex Overseen by Trustee	Other Trusteeships or Directorships Held by Trustee During Past 5 Years
INDEPENDENT TRUSTEES
Richard E. Erickson, Trustee (1951)	• Indefinite Term • Since Inception	Retired; Physician, Edward-Elmhurst Medical Group (2021 to September 2023); Physician and Officer, Wheaton Orthopedics (1990 to 2021)	257	None
Thomas R. Kadlec, Trustee (1957)	• Indefinite Term • Since Inception	Retired; President, ADM Investors Services, Inc. (Futures Commission Merchant) (2010 to July 2022)	257
Director, National Futures
Association and ADMIS
Singapore Ltd.; Formerly,
Director of ADM Investor
Services, Inc., ADM Investor
Services International,
ADMIS Hong Kong Ltd., and
Futures Industry Association

Denise M. Keefe, Trustee (1964)	• Indefinite Term • Since 2021	Executive Vice President, Advocate Aurora Health and President, Advocate Aurora Continuing Health Division (Integrated Healthcare System)	257
Director and Board Chair of
Advocate Home Health
Services, Advocate Home
Care Products and Advocate
Hospice; Director and Board
Chair of Aurora At Home
(since 2018); Director of
Advocate Physician Partners
Accountable Care
Organization; Director of
RML Long Term Acute Care
Hospitals; Director of Senior
Helpers (since 2021); and
Director of MobileHelp
(since 2022)

Robert F. Keith, Trustee (1956)	• Indefinite Term • Since Inception	President, Hibs Enterprises (Financial and Management Consulting)	257	Formerly, Director of Trust Company of Illinois
Niel B. Nielson, Trustee (1954)	• Indefinite Term • Since Inception	Senior Advisor (2018 to Present), Managing Director and Chief Operating Officer (2015 to 2018), Pelita Harapan Educational Foundation (Educational Products and Services)	257	None
Bronwyn Wright, Trustee (1971)	• Indefinite Term • Since 2023	Independent Director to a number of Irish collective investment funds (2009 to Present); Various roles at international affiliates of Citibank (1994 to 2009), including Managing Director, Citibank Europe plc and Head of Securities and Fund Services, Citi Ireland (2007 to 2009)	233	None

Board of Trustees and Officers (Continued)
First Trust Exchange-Traded AlphaDEX® Fund II
December 31, 2023 (Unaudited)
Name, Year of Birth and Position with the Trust	Term of Office and Year First Elected or Appointed	Principal Occupations During Past 5 Years	Number of Portfolios in the First Trust Fund Complex Overseen by Trustee	Other Trusteeships or Directorships Held by Trustee During Past 5 Years
INTERESTED TRUSTEE
James A. Bowen(1), Trustee, Chairman of the Board (1955)	• Indefinite Term • Since Inception	Chief Executive Officer, First Trust Advisors L.P. and First Trust Portfolios L.P., Chairman of the Board of Directors, BondWave LLC (Software Development Company) and Stonebridge Advisors LLC (Investment Advisor)	257	None

Name and Year of Birth	Position and Offices with Trust	Term of Office and Length of Service	Principal Occupations During Past 5 Years
OFFICERS(2)
James M. Dykas (1966)	President and Chief Executive Officer	• Indefinite Term • Since Inception
Managing Director and Chief Financial Officer, First Trust
Advisors L.P. and First Trust Portfolios L.P.; Chief Financial
Officer, BondWave LLC (Software Development Company) and
Stonebridge Advisors LLC (Investment Advisor)

Derek D. Maltbie (1972)	Treasurer, Chief Financial Officer and Chief Accounting Officer	• Indefinite Term • Since 2023
Senior Vice President, First Trust Advisors L.P. and First Trust
Portfolios L.P., July 2021 to Present. Previously, Vice President,
First Trust Advisors L.P. and First Trust Portfolios L.P., 2014 -
2021.

W. Scott Jardine (1960)	Secretary and Chief Legal Officer	• Indefinite Term • Since Inception	General Counsel, First Trust Advisors L.P. and First Trust Portfolios L.P.; Secretary and General Counsel, BondWave LLC; Secretary, Stonebridge Advisors LLC
Daniel J. Lindquist (1970)	Vice President	• Indefinite Term • Since Inception	Managing Director, First Trust Advisors L.P. and First Trust Portfolios L.P.
Kristi A. Maher (1966)	Chief Compliance Officer and Assistant Secretary	• Indefinite Term • Since Inception	Deputy General Counsel, First Trust Advisors L.P. and First Trust Portfolios L.P.
Roger F. Testin (1966)	Vice President	• Indefinite Term • Since Inception	Senior Vice President, First Trust Advisors L.P. and First Trust Portfolios L.P.
Stan Ueland (1970)	Vice President	• Indefinite Term • Since Inception	Senior Vice President, First Trust Advisors L.P. and First Trust Portfolios L.P.

(1)
Mr. Bowen is deemed an “interested person” of the Trust due to his position as Chief Executive Officer of First Trust Advisors L.P., investment advisor of the Trust.
(2)
The term “officer” means the president, vice president, secretary, treasurer, controller or any other officer who performs a policy making function.

Privacy Policy
First Trust Exchange-Traded AlphaDEX® Fund II
December 31, 2023 (Unaudited)
Privacy Policy
First Trust values our relationship with you and considers your privacy an important priority in maintaining that relationship. We are committed to protecting the security and confidentiality of your personal information.
Sources of Information
We collect nonpublic personal information about you from the following sources:
•  Information we receive from you and your broker-dealer, investment professional or financial representative through interviews, applications, agreements or other forms;
•  Information about your transactions with us, our affiliates or others;
•  Information we receive from your inquiries by mail, e-mail or telephone; and
•  Information we collect on our website through the use of “cookies.” For example, we may identify the pages on our website that your browser requests or visits.
Information Collected
The type of data we collect may include your name, address, social security number, age, financial status, assets, income, tax information, retirement and estate plan information, transaction history, account balance, payment history, investment objectives, marital status, family relationships and other personal information.
Disclosure of Information
We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law. In addition to using this information to verify your identity (as required under law), the permitted uses may also include the disclosure of such information to unaffiliated companies for the following reasons:
•  In order to provide you with products and services and to effect transactions that you request or authorize, we may disclose your personal information as described above to unaffiliated financial service providers and other companies that perform administrative or other services on our behalf, such as transfer agents, custodians and trustees, or that assist us in the distribution of investor materials such as trustees, banks, financial representatives, proxy services, solicitors and printers.
•  We may release information we have about you if you direct us to do so, if we are compelled by law to do so, or in other legally limited circumstances (for example to protect your account from fraud).
In addition, in order to alert you to our other financial products and services, we may share your personal information within First Trust.
Use of Website Analytics
We currently use third party analytics tools, Google Analytics and AddThis, to gather information for purposes of improving First Trust’s website and marketing our products and services to you. These tools employ cookies, which are small pieces of text stored in a file by your web browser and sent to websites that you visit, to collect information, track website usage and viewing trends such as the number of hits, pages visited, videos and PDFs viewed and the length of user sessions in order to evaluate website performance and enhance navigation of the website. We may also collect other anonymous information, which is generally limited to technical and web navigation information such as the IP address of your device, internet browser type and operating system for purposes of analyzing the data to make First Trust’s website better and more useful to our users. The information collected does not include any personal identifiable information such as your name, address, phone number or email address unless you provide that information through the website for us to contact you in order to answer your questions or respond to your requests. To find out how to opt-out of these services click on: Google Analytics and AddThis.
Confidentiality and Security
With regard to our internal security procedures, First Trust restricts access to your nonpublic personal information to those First Trust employees who need to know that information to provide products or services to you. We maintain physical, electronic and procedural safeguards to protect your nonpublic personal information.
Policy Updates and Inquiries
As required by federal law, we will notify you of our privacy policy annually. We reserve the right to modify this policy at any time, however, if we do change it, we will tell you promptly. For questions about our policy, or for additional copies of this notice, please go to www.ftportfolios.com, or contact us at 1-800-621-1675 (First Trust Portfolios) or 1-800-222-6822 (First Trust Advisors).
March 2023

First Trust Exchange-Traded AlphaDEX® Fund II
INVESTMENT ADVISOR
First Trust Advisors L.P.
120 East Liberty Drive, Suite 400
Wheaton, IL 60187
ADMINISTRATOR, CUSTODIAN,
FUND ACCOUNTANT &
TRANSFER AGENT
The Bank of New York Mellon
240 Greenwich Street
New York, NY 10286
INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Deloitte & Touche LLP
111 South Wacker Drive
Chicago, IL 60606
LEGAL COUNSEL
Chapman and Cutler LLP
320 South Canal Street
Chicago, IL 60606

(b)	Not applicable.

Item 2. Code of Ethics.

(a)	The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(c)	There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

(d)	The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

(e)	Not applicable.

(f)	copy of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller is filed as an exhibit pursuant to Item 13(a)(1).

Item 3. Audit Committee Financial Expert.

As of the end of the period covered by the report, the registrant's board of trustees has determined that Thomas R. Kadlec, Robert F. Keith and Bronwyn Wright are qualified to serve as audit committee financial experts serving on its audit committee and that each of them is “independent,” as defined by Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a)       Audit Fees (Registrant) — The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements were $337,500 for the fiscal year ended December 31, 2022 and $382,500 for the fiscal year ended December 31, 2023.

(b)       Audit-Related Fees (Registrant) — The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item were $0 for the fiscal year ended December 31, 2022, and $0 for the fiscal year ended December 31, 2023.

Audit-Related Fees (Investment Advisor and Distributor) — The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item were $0 for the fiscal year ended December 31, 2022 and $0 for the fiscal year ended December 31, 2023.

(c)        Tax Fees (Registrant) — The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning to the registrant were $195,000 for the fiscal year ended December 31, 2022, and $336,959 for the fiscal year ended December 31, 2023. These fees were for tax consultation and/or tax return preparation and professional services rendered for PFIC (Passive Foreign Investment Company) Identification Services.

Tax Fees (Investment Advisor and Distributor) —The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning to the registrant’s advisor and distributor were $0 for the fiscal year ended December 31, 2022 and $0 for the fiscal year ended December 31, 2023.

(d)       All Other Fees (Registrant) — The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant to the registrant, other than the services reported in paragraphs (a) through (c) of this Item were $0 for the fiscal year ended December 31, 2022, and $0 for the fiscal year ended December 31, 2023.

All Other Fees (Investment Advisor and Distributor) — The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant to the registrant’s investment advisor and distributor, other than the services reported in paragraphs (a) through (c) of this Item were $0 for the fiscal year ended December 31, 2022, and $0 for the fiscal year ended December 31, 2023.

(e)(1) Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

Pursuant to its charter and its Audit and Non-Audit Services Pre-Approval Policy, the Audit Committee (the “Committee”) is responsible for the pre-approval of all audit services and permitted non-audit services (including the fees and terms thereof) to be performed for the registrant by its independent auditors. The Chairman of the Committee authorized to give such pre-approvals on behalf of the Committee up to $25,000 and report any such pre-approval to the full Committee.

The Committee is also responsible for the pre-approval of the independent auditor’s engagements for non-audit services with the registrant’s advisor (not including a sub-advisor whose role is primarily portfolio management and is sub-contracted or overseen by another investment advisor) and any entity controlling, controlled by or under common control with the investment advisor that provides ongoing services to the registrant, if the engagement relates directly to the operations and financial reporting of the registrant, subject to the de minimis exceptions for non-audit services described in Rule 2-01 of Regulation S-X. If the independent auditor has provided non-audit services to the registrant’s advisor (other than any sub-advisor whose role is primarily portfolio management and is sub-contracted with or overseen by another investment advisor) and any entity controlling, controlled by or under common control with the investment advisor that provides ongoing services to the registrant that were not pre-approved pursuant to the de minimis exception, the Committee will consider whether the provision of such non-audit services is compatible with the auditor’s independence.

(e)(2)       The percentage of services described in each of paragraphs (b) through (d) for the registrant and the registrant’s investment advisor of this Item that were approved by the audit committee pursuant to the pre-approval exceptions included in paragraph (c)(7)(i)(c) or paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X are as follows:

(b) 0%

(c) 0%

(d) 0%

(f)      The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was less than fifty percent.

(g)     The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment advisor (not including any sub-advisor whose role is primarily portfolio management and is subcontracted with or overseen by another investment advisor), and any entity controlling, controlled by, or under common control with the advisor that provides ongoing services to the registrant for the fiscal year ended December 31, 2022 were $195,000 for the registrant, $0 for the registrant’s investment advisor, and $0 for the registrant’s distributor; and for the fiscal year ended December 31, 2023 were $336,959 for the registrant, $44,000 for the registrant’s investment advisor, and $60,500 for the registrant’s distributor.

(h)      The registrant’s audit committee of its Board of Trustees has determined that the provision of non-audit services that were rendered to the registrant’s investment advisor (not including any sub-advisor whose role is primarily portfolio management and is subcontracted with or overseen by another investment advisor), and any entity controlling, controlled by, or under common control with the investment advisor that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

(i)       Not applicable.

(j)       Not applicable.

Item 5. Audit Committee of Listed Registrants.

The registrant has a separately designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934 consisting of all the independent directors of the registrant. The audit committee of the registrant is comprised of: Richard E. Erickson, Thomas R. Kadlec, Denise M. Keefe, Robert F. Keith, Niel B. Nielson and Bronwyn Wright.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.
(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of trustees, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407 (c) (2) (iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22 (b) (15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3 (c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15 (b)).
(b)	There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

(a) Not applicable.

(b) Not applicable.

Item [18]. Recovery of Erroneously Awarded Compensation.

Not applicable.

Item 14. Exhibits.

(a)(1)	Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 isattached hereto.
(a)(2)	Not applicable.
(a)(3)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.
(a)(4)	Not applicable.
(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)	First Trust Exchange-Traded AlphaDEX® Fund II
By (Signature and Title)*	/s/ James M. Dykas
James M. Dykas, President and Chief Executive Officer (principal executive officer)
Date:	March 11, 2024

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ James M. Dykas
James M. Dykas, President and Chief Executive Officer (principal executive officer)
Date:	March 11, 2024
By (Signature and Title)*	/s/ Derek D. Maltbie
Derek D. Maltbie, Treasurer, Chief Financial Officer and Chief Accounting Officer (principal financial officer)
Date:	March 11, 2024

* Print the name and title of each signing officer under his or her signature.